UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Active Equity Multi-Manager Funds

∎ MULTI-MANAGER INTERNATIONAL EQUITY

∎ MULTI-MANAGER U.S. SMALL CAP EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

The global equity markets broadly declined during the 12-month period ended October 31, 2022 (the “Reporting Period”), as persistent inflation, supply-chain shortages, recession fears and tightening central bank monetary policy created a challenging backdrop for investors.

Global equities started the Reporting Period strongly, with the MSCI All Country World Index (“MSCI ACWI”) Investable Market Index rising 1.2% in November and December 2021 overall to post a double-digit gain for the 2021 calendar year. For the remainder of the Reporting Period, however, global equity markets were volatile and broadly negative on the back of elevated inflation, rising interest rates and global supply-chain disruptions. In response to stubbornly high inflation, major central banks around the world picked up the pace of interest rate hikes, including the U.S. Federal Reserve (the “Fed”), which raised the targeted federal funds rate to a range between 3.00% and 3.25% by the end of October 2022, its highest level since 2008. Uncertainty about whether central banks could successfully combat inflation and also avoid an economic recession kept equity valuations depressed. Geopolitical tensions further dampened market sentiment, as Russia’s invasion of Ukraine in February 2022 pushed up energy prices and as ongoing COVID-19-related lockdowns in China continued to disrupt global supply chains.

For the Reporting Period overall, the MSCI ACWI Investable Market Index, representing global equities, returned -19.96%, with growth stocks broadly underperforming value stocks. From a sector perspective, the higher interest rate environment and macroeconomic uncertainty contributed to a sell-off in long-duration growth stocks within the information technology and consumer discretionary sectors. (Long-duration stocks are those that tend to deliver a higher proportion of their cash flows in the distant future. Duration is a measure of sensitivity to changes in interest rates.) Energy was the best performing sector in the MSCI ACWI Investable Market Index during the Reporting Period, benefiting from rising commodity prices. From a regional standpoint, North American stocks performed better than European, Australian and Asian stocks, but each global region recorded negative absolute returns overall. Within the U.S. equity market, small-cap stocks, as measured by the Russell 2000® Total Return Index, outperformed large-cap stocks, as measured by the Russell 1000® Index. However, all capitalization segments of the U.S. equity market posted negative absolute returns during the Reporting Period. Emerging markets equities were particularly challenged during the Reporting Period, mainly by the uncertain geopolitical environment and the sharp decline in China’s stock market. The MSCI China All Shares Index returned -42.58% during the Reporting Period overall, as economic growth concerns fueled by the Chinese government’s “zero-COVID” policies and its continuing regulatory crackdown weighed on investor sentiment. Instability within Eastern Europe was also a drag on the performance of emerging markets equities, with a number of index providers, including MSCI Inc., excluding Russian securities from their indices in response to Russia’s invasion of Ukraine and also as geopolitical concerns drove significant equity declines in Eastern Europe, especially in Hungary and Poland.

Looking Ahead

At the end of the Reporting Period, we believed investors would continue to face headwinds from tightening monetary policy, as persistent inflation kept central banks on their interest rate hiking paths. While many observers anticipated some kind of economic slowdown, they continued to debate whether central bankers could engineer a “soft landing” or if a more protracted economic decline would be the likely outcome. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) In our view, the war in Ukraine and its broader geopolitical risks were likely to remain threats to the global capital markets in the near term and could also push energy and food prices higher. Although supply-chain issues appeared to be moderating at the end of the Reporting Period, we expected them to remain obstacles in the fight against inflation.

FUND RESULTS

Multi-Manager International Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of -23.15%. This return compares to the -23.00% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index (Net, USD, Unhedged) (the “MSCI® EAFE® Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ an international equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund generated a negative absolute return, underperforming the Index on a relative basis. These relative results can be attributed to the performance of the Fund’s Underlying Managers overall. During the Reporting Period, the Fund allocated capital to four Underlying Managers as part of its top-level strategy allocation—Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

All four of the Underlying Managers produced negative absolute returns during the Reporting Period. On a relative basis, growth-oriented Underlying Manager WCM and core-oriented Underlying Manager Lazard underperformed their respective benchmark indices. Value-oriented Underlying Manager Causeway and core-oriented Underlying Manager MFS outperformed their respective benchmark indices during the Reporting Period.

Q	Which international equity strategies most significantly affected Fund performance?

A	Growth-oriented Underlying Manager WCM underperformed its benchmark index, the MSCI ACWI ex-USA Index, during the Reporting Period, due to weak stock selection and a relative overweight in information technology as well as a lack of exposure to the energy sector. These losses were partly offset by a lack of exposure to the communication services and real estate sectors, which added value. From a regional perspective, poor stock selection across the board detracted from performance, though allocation decisions contributed positively.

Lazard, a core-oriented Underlying Manager, underperformed its benchmark index, the MSCI® EAFE® Index, primarily because of poor stock selection within the consumer discretionary and real estate sectors. On a regional basis, weak stock selection in continental Europe and Japan detracted the most from relative returns. These negative results were partially offset by effective stock selection in the financials and consumer staples sectors, out-of-benchmark exposure to North America, primarily Canada, and a relative overweight to and stock selection in the U.K.

Value-oriented Underlying Manager Causeway outperformed its benchmark index, the MSCI® EAFE® Index, during the Reporting Period, largely as a result of strong stock selection within the consumer discretionary and financials sectors. These gains were slightly offset by weak stock selection in the materials and industrials sectors. From a regional perspective, the majority of its outperformance was driven by strong stock selection in Europe, while a lack of exposure to Asia ex-Japan detracted from relative performance.

Core-oriented Underlying Manager MFS outperformed the MSCI® EAFE® Index, its benchmark index, due largely to broad-based positive stock selection across the consumer discretionary, information technology, financials and industrials sectors. Additionally, the strategy benefited from a lack of exposure to the real estate sector. Conversely, a relative underweight position in energy, along with challenged stock selection within communication services, detracted from relative performance. From a regional perspective, stock selection was strong in continental Europe.

FUND RESULTS

Modest out-of-benchmark exposure to North America, especially Canada, added further to returns. Meanwhile, stock selection in the emerging markets—namely, modest out-of-benchmark exposure to China and Taiwan—detracted somewhat from relative performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. Rights were employed to give the Fund the opportunity, but not the obligation, to buy additional shares of specific stocks at a discount. The use of forward foreign currency exchange contracts had a positive impact on the Fund’s performance during the Reporting Period, while the use of rights had a neutral impact.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no notable changes to the Fund’s allocations during the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated approximately 30% to MFS, 29% to Causeway, 20% to WCM and 20% to Lazard, with the remainder invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager International Equity Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22 ±

Holding	% of Net Assets	Line of Business

Roche Holding AG	2.4%	Pharmaceuticals

RELX PLC	1.9	Professional Services

Nestle SA	1.7	Food Products

Aon PLC Class A	1.7	Insurance

Pernod Ricard SA	1.6	Beverages

Compass Group PLC	1.5	Hotels, Restaurants & Leisure

SAP SE	1.5	Software

Air Liquide SA	1.4	Chemicals

Novo Nordisk A/S Class B	1.4	Pharmaceuticals

LVMH Moet Hennessy Louis Vuitton SE	1.4	Textiles, Apparel & Luxury Goods

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCA TION †

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS MULTI-MANAGER INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE® Index (Net, USD, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager International Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from July 31, 2015 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Since Inception
Class P (Commenced July 31, 2015)	-23.15%	2.19%	3.90%

*	Because Class P Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

FUND RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares generated an average annual total return of -15.77%. This return compares to the -18.54% average annual total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a small-cap equity investment strategy. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

The Fund generated a negative absolute return during the Reporting Period but outperformed the Index. The relative outperformance can be attributed to the performance of the Fund’s Underlying Managers overall. During the Reporting Period, the Fund allocated capital to three Underlying Managers, one of which managed two strategies, as part of its top-level strategy allocation—Boston Partners Global Investors (“Boston Partners”), Brown Advisory, LLC (“Brown Advisory”) and Victory Capital Management, Inc. (“Victory RS” and “Victory Sycamore”).

All four of the strategies managed by these Underlying Managers generated negative absolute returns during the Reporting Period. On a relative basis, growth-oriented Underlying Manager Brown Advisory, value-oriented Underlying Manager Boston Partners and value-oriented Underlying Manager Victory Sycamore outperformed their respective benchmark indices. Growth-oriented Underlying Manager Victory RS underperformed its benchmark index during the Reporting Period.

Q	Which small-cap equity strategies most significantly affected Fund performance?

A	Growth-oriented Underlying Manager Brown Advisory outperformed its benchmark index, the Russell 2000® Growth Index, during the Reporting Period, driven primarily by strong stock selection within the information technology and financials sectors. Conversely, an allocation to the energy sector and stock selection within consumer discretionary partly offset these positive results.

Value-oriented Underlying Manager Boston Partners outperformed its benchmark index, the Russell 2000® Value Index. Strong stock selection in and a relative underweight to health care, as well as stock selection in communication services, added to performance. Meanwhile, stock selection within consumer staples, along with an overweight in information technology, detracted from returns.

Victory Sycamore, the other value-oriented Underlying Manager, outperformed its benchmark index, the Russell 2000® Value Index, mainly because of strong stock selection in and a relative overweight to the industrials sector. Effective stock selection in and an underweight to the health care sector was also advantageous. These positive results were offset somewhat by an underweight in energy, as well as stock selection within consumer staples, which detracted.

Victory RS, the other growth-oriented Underlying Manager, underperformed its benchmark index, the Russell 2000® Growth Index during the Reporting Period. The negative results were primarily attributable to weak stock selection within the health care and information technology sectors. On the other hand, the strategy benefited from stock selection in the real estate sector.

FUND RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

At the beginning of the Reporting Period, the Fund’s assets were allocated approximately 32% to Brown Advisory, 29% to Boston Partners, 24% to Victory Sycamore and 14% to Victory RS, with the remainder invested in cash and cash equivalents.

In April 2022, the AIMS Group decided to trim the Fund’s allocation to growth-oriented Underlying Manager Victory RS. The assets were reallocated to growth-oriented Brown Advisory and value-oriented Victory Sycamore. This redeployment helped the AIMS Group keep the Fund in balance from both a risk budget and style perspective.

At the end of the Reporting Period, the Fund’s assets were allocated approximately 36% to Brown Advisory, 29% to Boston Partners, 25% to Victory Sycamore and 9% to Victory RS, with the remainder invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22 ±

Holding	% of Net Assets	Line of Business

Genpact Ltd.	1.4%	IT Services
Casey’s General Stores, Inc.	1.2	Food & Staples Retailing
Evo Payments, Inc. Class A	1.1	IT Services
HealthEquity, Inc.	1.1	Health Care Providers & Services
Prosperity Bancshares, Inc.	1.0	Banks
ChampionX Corp.	1.0	Energy Equipment & Services
IAA, Inc.	0.9	Commerical Services & Supplies
SPDR S&P Biotech ETF	0.9	Exchange Traded Funds
Wintrust Financial Corp.	0.9	Banks
ABM Industries, Inc.	0.8	Commerical Services & Supplies

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION †

†	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on April 29, 2016 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Total Return Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager U.S. Small Cap Equity Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 29, 2016 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Since Inception
Class P (Commenced April 29, 2016)	-15.77%	4.69%	7.74%

*	Because Class P Shares does not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

FUND BASICS

Index Definitions

Market Review

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red chips, P chips and foreign listings (e.g., American Depositary Receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Multi-Manager International Equity Fund

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries.

MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Multi-Manager U.S. Small Cap Equity Fund

Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe.

Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe.

It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 95.6%
Australia – 0.8%
50,812	CSL Ltd. (Biotechnology)	$9,096,131

Belgium – 0.5%
66,306	Anheuser-Busch InBev SA (Beverages)	3,316,652
40,308	KBC Group NV (Banks)	2,020,065

		5,336,717

Canada – 6.0%
72,190	Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	3,232,348
17,190	BRP, Inc. (Leisure Products)	1,149,365
303,729	CAE, Inc.* (Aerospace & Defense)	5,796,568
104,549	Canadian National Railway Co. (Road & Rail)	12,384,491
195,516	Canadian Pacific Railway Ltd. (Road & Rail)	14,566,806
20,441	Intact Financial Corp. (Insurance)	3,106,024
21,938	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	7,218,479
93,966	National Bank of Canada (Banks)	6,397,978
252,769	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	8,694,355
59,519	The Toronto-Dominion Bank (Banks)	3,809,198
36,530	TMX Group Ltd. (Capital Markets)	3,512,093

		69,867,705

China – 1.6%
3,892,000	Beijing Capital International Airport Co. Ltd. Class H* (Transportation Infrastructure)	2,107,653
1,883,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	2,151,648
736,500	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	3,809,855
294,761	Ming Yang Smart Energy Group
	Ltd. (Electrical Equipment)	1,003,607
112,600	NetEase, Inc. (Entertainment)	1,249,325
379,600	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	2,635,561
113,800	Tencent Holdings Ltd. (Interactive
	Media & Services)	2,990,297
62,608	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	2,588,841

		18,536,787

Denmark – 2.9%
77,031	Carlsberg AS Class B (Beverages)	9,070,061
20,495	DSV A/S (Air Freight & Logistics)	2,769,453
9,371	Genmab A/S* (Biotechnology)	3,609,780

Shares	Description	Value

Common Stocks (continued)
Denmark (continued)
153,587	Novo Nordisk A/S Class B (Pharmaceuticals)	$16,699,707
78,195	Vestas Wind Systems AS (Electrical
	Equipment)	1,541,510

		33,690,511

Finland – 0.4%
110,132	Sampo Oyj Class A (Insurance)	5,036,087

France – 14.1%
128,348	Air Liquide SA (Chemicals)	16,789,675
49,251	Airbus SE (Aerospace & Defense)	5,329,141
374,466	Alstom SA (Machinery)	7,706,969
1,574	Amundi SA(a) (Capital Markets)	74,261
270,175	AXA SA (Insurance)	6,671,939
54,771	BNP Paribas SA (Banks)	2,568,425
143,012	Bureau Veritas SA (Professional Services)	3,538,154
47,686	Capgemini SE (IT Services)	7,815,292
207,622	Carrefour SA (Food & Staples
	Retailing)	3,341,769
63,355	Cie de Saint-Gobain (Building Products)	2,590,011
89,984	Cie Generale des Etablissements
	Michelin SCA (Auto Components)	2,293,157
151,219	Danone SA (Food Products)	7,515,507
58,667	Dassault Systemes SE (Software)	1,966,445
844,716	Engie SA (Multi-Utilities)	10,975,692
36,634	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	5,792,867
41,565	Legrand SA (Electrical Equipment)	3,167,445
8,873	L’Oreal SA (Personal Products)	2,786,159
26,185	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	16,522,593
108,814	Pernod Ricard SA (Beverages)	19,098,073
97,925	Sanofi (Pharmaceuticals)	8,427,209
115,883	Schneider Electric SE (Electrical Equipment)	14,654,136
32,341	Thales SA (Aerospace & Defense)	4,113,125
64,821	TotalEnergies SE (Oil, Gas & Consumable Fuels)	3,536,203
89,834	Valeo (Auto Components)	1,479,833
52,865	Vinci SA (Construction & Engineering)	4,865,533

		163,619,613

Germany–7.3%
198,250	Bayer AG (Pharmaceuticals)	10,424,189
61,974	Beiersdorf AG (Personal Products)	5,949,205
1,074,998	BNP Paribas SA (Banks)	10,577,534
53,485	Continental AG (Auto Components)	2,770,291
44,865	Deutsche Boerse AG (Capital Markets)	7,295,930

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)
Germany (continued)
267,922	Deutsche Telekom AG (Diversified Telecommunication Services)	$5,057,158
90,229	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	2,189,448
66,999	Merck KGaA (Pharmaceuticals)	10,918,492
11,613	MTU Aero Engines AG (Aerospace & Defense)	2,078,241
153,600	RWE AG (Independent Power and Renewable Electricity Producers)	5,912,853
177,969	SAP SE (Software)	17,130,008
24,522	Siemens AG (Industrial Conglomerates)	2,678,022
85,293	Vonovia SE (Real Estate Management & Development)	1,885,880

		84,867,251

Hong Kong – 1.5%
1,989,190	AIA Group Ltd. (Insurance)	15,067,697
1,434,000	ESR Group Ltd.(a) (Real Estate Management & Development)	2,445,474

		17,513,171

India – 0.9%
109,013	HDFC Bank Ltd. (Banks)	1,978,416
200,021	Housing Development Finance Corp. Ltd. (Diversified Financial Services)	5,980,380
62,752	Tata Consultancy Services Ltd. (IT Services)	2,421,729

		10,380,525

Ireland – 4.4%
47,022	Accenture PLC Class A (IT Services)	13,349,546
384,620	Experian PLC (Professional Services)	12,263,709
57,279	ICON PLC* (Life Sciences Tools & Services)	11,332,077
199,516	Ryanair Holdings PLC ADR* (Airlines)	13,744,657

		50,689,989
Israel – 1.1%

762,367	Bank Leumi Le-Israel BM (Banks)	7,272,786
42,543	Check Point Software Technologies Ltd.* (Software)	5,497,832

		12,770,618

Italy – 3.2%
2,122,505	Enel SpA (Electric Utilities)	9,481,967
317,994	Eni SpA (Oil, Gas & Consumable Fuels)	4,176,444
36,459	Ferrari NV (Automobiles)	7,187,464
2,024,811	Intesa Sanpaolo SpA (Banks)	3,860,358

Shares	Description	Value

Common Stocks (continued)
Italy (continued)
1,027,367	UniCredit SpA (Banks)	$12,740,649

		37,446,882

Japan – 9.7%
124,000	BayCurrent Consulting, Inc. (Professional Services)	3,479,090
64,000	Daikin Industries Ltd. (Building Products)	9,586,380
57,900	Denso Corp. (Auto Components)	2,872,761
69,900	FANUC Corp. (Machinery)	9,146,528
162,800	Hitachi Ltd. (Industrial Conglomerates)	7,386,856
31,800	Hoya Corp. (Health Care Equipment & Supplies)	2,956,170
15,400	Keyence Corp. (Electronic Equipment, Instruments & Components)	5,806,802
111,300	Kobe Bussan Co. Ltd. (Food & Staples Retailing)	2,414,165
127,400	Koito Manufacturing Co. Ltd. (Auto Components)	1,808,677
28,700	Kose Corp. (Personal Products)	2,864,847
297,200	Kubota Corp. (Machinery)	4,145,819
89,300	Kyocera Corp. (Electronic Equipment, Instruments & Components)	4,324,480
38,100	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	5,353,463
97,600	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	4,620,327
456,900	Olympus Corp. (Health Care Equipment & Supplies)	9,633,503
14,900	Shimano, Inc. (Leisure Products)	2,305,673
16,100	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,673,272
7,000	SMC Corp. (Machinery)	2,809,814
60,300	Sony Group Corp. (Household Durables)	4,066,308
119,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,366,979
74,400	Suzuki Motor Corp. (Automobiles)	2,515,450
262,600	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	6,935,003
143,200	Terumo Corp. (Health Care Equipment & Supplies)	4,345,976
18,900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	4,972,522
80,900	Yamaha Corp. (Leisure Products)	3,054,319

		112,445,184

Luxembourg – 0.1%
68,940	ArcelorMittal SA (Metals & Mining)	1,541,060

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)
Macau* – 0.4%
2,658,400	Sands China Ltd. (Hotels, Restaurants & Leisure)	$4,647,479

Mexico – 0.4%
579,600	Arca Continental SAB de CV (Beverages)	4,747,554

Netherlands – 3.9%
4,261	Adyen NV*(a) (IT Services)	6,082,998
217,631	Akzo Nobel NV (Chemicals)	13,435,545
16,422	ASM International NV (Semiconductors & Semiconductor Equipment)	3,632,870
15,043	ASML Holding NV (Semiconductors & Semiconductor Equipment)	7,106,614
288,912	Koninklijke Philips NV (Health Care Equipment & Supplies)	3,664,813
66,514	QIAGEN NV* (Life Sciences Tools & Services)	2,872,284
60,418	Randstad NV (Professional Services)	3,011,184
245,998	Universal Music Group NV (Entertainment)	4,830,281

		44,636,589

Portugal – 0.5%
913,362	EDP - Energias de Portugal SA (Electric Utilities)	3,990,765
229,399	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	2,329,111

		6,319,876

Singapore – 0.8%
389,700	DBS Group Holdings Ltd. (Banks)	9,421,505

South Korea – 1.2%
9,092	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	9,390,202
67,462	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	3,905,477

		13,295,679

Spain – 2.8%
48,465	Aena SME SA*(a) (Transportation Infrastructure)	5,696,160
313,079	Amadeus IT Group SA* (IT Services)	16,328,717
85,851	Bankinter SA (Banks)	519,309
185,912	CaixaBank SA (Banks)	616,492
335,646	Iberdrola SA (Electric Utilities)	3,413,276
242,404	Industria de Diseno Textil SA (Specialty Retail)	5,502,134

		32,076,088

Shares	Description	Value

Common Stocks (continued)
Sweden – 1.6%
299,277	Atlas Copco AB Class A (Machinery)	$3,194,258
100,649	Electrolux AB Class B (Household Durables)	1,241,724
63,803	Evolution AB(a) (Hotels, Restaurants & Leisure)	5,951,714
282,466	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	2,792,427
285,878	Swedbank AB Class A (Banks)	4,261,883
186,678	Volvo Car AB* (Automobiles)	792,277

		18,234,283

Switzerland – 9.9%
230,992	ABB Ltd. (Electrical Equipment)	6,414,717
101,633	Alcon, Inc. (Health Care Equipment & Supplies)	6,187,961
88,803	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	8,679,031
89,870	Idorsia Ltd.* (Biotechnology)	1,391,378
53,021	Julius Baer Group Ltd. (Capital
	Markets)	2,543,887
6,713	Lonza Group AG (Life Sciences Tools & Services)	3,455,744
182,298	Nestle SA (Food Products)	19,844,742
155,275	Novartis AG (Pharmaceuticals)	12,560,305
84,674	Roche Holding AG (Pharmaceuticals)	28,094,674
41,210	Sika AG (Chemicals)	9,291,855
441,163	UBS Group AG (Capital Markets)	6,994,265
20,894	Zurich Insurance Group AG (Insurance)	8,904,477

		114,363,036

Taiwan – 0.4%
131,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,574,909
55,242	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor
	Equipment)	3,400,145

		4,975,054

United Kingdom – 14.5%
115,301	AstraZeneca PLC (Pharmaceuticals)	13,528,510
4,054,230	Barclays PLC (Banks)	6,889,158
38,899	Berkeley Group Holdings PLC (Household Durables)	1,547,688
635,376	BP PLC (Oil, Gas & Consumable Fuels)	3,515,282
76,094	British American Tobacco PLC (Tobacco)	3,005,214

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)
United Kingdom (continued)
146,423	Coca-Cola European Partners PLC (Beverages)	$6,911,658
814,795	Compass Group PLC (Hotels, Restaurants & Leisure)	17,161,061
14,898	Covestro AG(a) (Chemicals)	505,728
139,607	Diageo PLC (Beverages)	5,745,172
35,266	Ferguson PLC (Trading Companies & Distributors)	3,846,063
178,695	GSK PLC (Pharmaceuticals)	2,927,217
383,563	Informa PLC (Media)	2,444,032
34,671	Linde PLC (Chemicals)	10,352,034
37,826	London Stock Exchange Group PLC (Capital Markets)	3,278,833
1,383,104	Prudential PLC (Insurance)	12,848,564
191,190	Reckitt Benckiser Group PLC (Household Products)	12,688,125
816,543	RELX PLC (Professional Services)	21,935,756
196,342	Rio Tinto PLC (Metals & Mining)	10,261,151
15,452,027	Rolls-Royce Holdings PLC* (Aerospace & Defense)	13,858,345
1,167,145	Tesco PLC (Food & Staples Retailing)	2,882,708
178,428	Unilever PLC (Personal Products)	8,110,327
252,207	WH Smith PLC* (Specialty Retail)	3,409,680

		167,652,306

United States – 4.7%
68,586	Aon PLC Class A (Insurance)	19,306,273
37,590	Atlassian Corp. PLC Class A* (Software)	7,620,621
18,919	EPAM Systems, Inc.* (IT Services)	6,621,650
3,661	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	4,630,909
31,547	ResMed, Inc. (Health Care Equipment & Supplies)	7,056,748
30,812	STERIS PLC (Health Care Equipment & Supplies)	5,317,535
32,029	Waste Connections, Inc. (Commerical Services & Supplies)	4,224,945

		54,778,681

TOTAL COMMON STOCKS
(Cost $1,100,656,621)		$1,107,986,361

Shares	Dividend Rate	Value

Investment Company(b) – 3.8%
Goldman Sachs Financial Square Government Fund - Institutional Shares
44,385,198	3.066%	$44,385,198
(Cost $ 44,385,198)

TOTAL INVESTMENTS – 99.4%
(Cost $1,145,041,819)		$1,152,371,559

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		6,648,188

NET ASSETS – 100.0%		$1,159,019,747

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

SECTOR ALLOCATION AS OF OCTOBER 31, 2022

Sector	% of Total Market Value

Industrials	18.7%

Health Care	16.7

Financials	15.4

Information Technology	12.5

Consumer Staples	10.7

Consumer Discretionary	9.8

Materials	5.5

Investment Company	3.9

Utilities	3.1

Energy	1.9

Communication Services	1.4

Real Estate	0.4

100.0%

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 93.2%
Aerospace & Defense – 1.6%
14,850	AAR Corp.*	$658,152
22,459	BWX Technologies, Inc.	1,279,714
18,640	Curtiss-Wright Corp.	3,128,351
36,075	Hexcel Corp.	2,009,378
33,340	Mercury Systems, Inc.*	1,613,656
27,056	Woodward, Inc.	2,481,035

		11,170,286

Air Freight & Logistics – 0.6%
11,300	Forward Air Corp.	1,196,331
35,323	Hub Group, Inc. Class A*	2,741,065

		3,937,396

Auto Components – 0.9%
27,866	LCI Industries	2,956,862
16,669	Standard Motor Products, Inc.	632,255
18,000	Visteon Corp.*	2,348,460
6,006	XPEL, Inc.*	415,555

		6,353,132

Automobiles – 0.7%
88,935	Harley-Davidson, Inc.	3,824,205
8,884	Thor Industries, Inc.	723,779

		4,547,984

Banks – 6.8%
12,701	Ameris Bancorp	654,229
33,600	Bank of Hawaii Corp.	2,551,920
33,215	BankUnited, Inc.	1,194,079
26,626	Berkshire Hills Bancorp, Inc.	778,810
14,990	Customers Bancorp, Inc.*	505,013
23,575	Eagle Bancorp, Inc.	1,067,476
29,083	First Hawaiian, Inc.	743,943
37,755	First Merchants Corp.	1,695,199
14,873	Hancock Whitney Corp.	830,955
46,986	Heritage Commerce Corp.	671,900
34,600	Independent Bank Corp.	3,010,546
18,700	Lakeland Financial Corp.	1,545,555
27,533	OceanFirst Financial Corp.	621,695
59,416	PacWest Bancorp.	1,477,082
26,052	Peapack-Gladstone Financial Corp.	1,030,878
12,200	Pinnacle Financial Partners, Inc.	1,012,478
13,425	Preferred Bank	1,031,980
96,915	Prosperity Bancshares, Inc.	6,936,207
30,800	Renasant Corp.	1,243,396
47,851	SouthState Corp.	4,327,166
46,389	Synovus Financial Corp.	1,848,602
28,900	UMB Financial Corp.	2,405,058
31,791	Umpqua Holdings Corp.	632,005
23,682	Univest Financial Corp.	666,411
142,537	Valley National Bancorp	1,691,914
15,107	Veritex Holdings, Inc.	477,079
62,010	Wintrust Financial Corp.	5,805,376

		46,456,952

Shares	Description	Value

Common Stocks – (continued)
Beverages* – 0.1%
6,040	Celsius Holdings, Inc.	$550,123

Biotechnology* – 3.0%
175,659	Abcam PLC ADR	2,733,254
18,640	Agios Pharmaceuticals, Inc.	513,346
10,220	Apellis Pharmaceuticals, Inc.	618,208
15,813	Ascendis Pharma A/S ADR	1,818,495
60,530	BioCryst Pharmaceuticals, Inc.	808,075
11,260	Biohaven Ltd.	186,578
23,101	Blueprint Medicines Corp.	1,197,556
24,890	Chinook Therapeutics, Inc.	541,358
12,600	Cytokinetics, Inc.	550,116
62,620	Equillium, Inc.	116,473
62,132	Fate Therapeutics, Inc.	1,299,801
14,140	Halozyme Therapeutics, Inc.	676,033
10,069	Karuna Therapeutics, Inc.	2,208,534
52,810	Kezar Life Sciences, Inc.	396,867
7,200	Krystal Biotech, Inc.	550,800
29,880	Kura Oncology, Inc.	463,738
15,790	Mirum Pharmaceuticals, Inc.	356,065
40,753	Neurocrine Biosciences, Inc.	4,691,485
22,140	Opthea, Ltd. ADR	108,043
22,690	SpringWorks Therapeutics, Inc.	544,787
8,820	Twist Bioscience Corp.	289,561

		20,669,173

Building Products – 1.8%
15,080	AAON, Inc.	972,509
26,600	Gibraltar Industries, Inc.*	1,358,728
8,459	Masonite International Corp.*	605,072
116,035	Resideo Technologies, Inc.*	2,740,747
3,870	Simpson Manufacturing Co., Inc.	330,808
67,281	The AZEK Co., Inc.,*	1,178,090
24,325	UFP Industries, Inc.	1,732,670
129,241	Zurn Elkay Water Solutions Corp.	3,035,871

		11,954,495

Capital Markets – 0.7%
16,195	Artisan Partners Asset Management, Inc. Class A	461,719
24,100	Cohen & Steers, Inc.	1,449,856
18,417	Evercore, Inc. Class A	1,935,627
14,060	Focus Financial Partners, Inc. Class A*	489,147
7,236	StoneX Group, Inc.*	675,264

		5,011,613

Chemicals – 2.9%
11,540	Avient Corp.	398,015
22,093	Cabot Corp.	1,623,394
106,654	Ecovyst, Inc.*	1,061,207
67,271	H.B. Fuller Co.	4,689,461
17,343	Ingevity Corp.*	1,166,664
20,800	Innospec, Inc.	2,079,792
53,002	Mativ Holdings, Inc.	1,258,267
29,060	Minerals Technologies, Inc.	1,598,591

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER U. S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Chemicals – (continued)
23,957	Quaker Chemical Corp.	$3,896,366
77,956	Valvoline, Inc.	2,288,788

		20,060,545

Commerical Services & Supplies – 4.5%
123,933	ABM Industries, Inc.	5,516,258
21,803	Casella Waste Systems, Inc. Class A*	1,783,703
4,920	Clean Harbors, Inc.*	602,503
160,674	IAA, Inc.*	6,094,365
52,004	KAR Auction Services, Inc.*	755,618
27,711	MSA Safety, Inc.	3,719,925
41,643	Rentokil Initial PLC ARD	1,288,434
24,904	The Brink’s Co.	1,485,026
8,500	UniFirst Corp.	1,564,085
61,850	Viad Corp.*	2,305,768
41,380	Waste Connections, Inc.	5,458,436

		30,574,121

Communications Equipment* – 1.0%
22,524	Ciena Corp.	1,078,900
122,060	CommScope Holding Co., Inc.	1,616,074
9,880	Digi International, Inc.	398,460
471,577	Infinera Corp.	2,645,547
52,250	NETGEAR, Inc.	1,026,713

		6,765,694

Construction & Engineering – 1.5%
9,800	Comfort Systems USA, Inc.	1,208,144
30,128	EMCOR Group, Inc.	4,251,061
11,100	MYR Group, Inc.*	971,361
11,112	Valmont Industries, Inc.	3,547,172

		9,977,738

Construction Materials – 0.4%
14,100	Eagle Materials, Inc.	1,724,571
50,863	Summit Materials, Inc. Class A*	1,340,240

		3,064,811

Consumer Finance – 1.2%
8,370	FirstCash Holdings, Inc.	824,026
13,575	Nelnet, Inc. Class A	1,209,397
52,789	PRA Group, Inc.*	1,768,431
263,589	SLM Corp.	4,372,942

		8,174,796

Containers & Packaging – 1.9%
239,907	Graphic Packaging Holding Co.	5,508,265
71,050	Silgan Holdings, Inc.	3,364,928
37,900	Sonoco Products Co.	2,352,832
64,925	TriMas Corp.	1,483,536

		12,709,561

Distributors* – 0.1%
32,260	Funko, Inc. Class A	666,169

Shares	Description	Value

Common Stocks – (continued)
Diversified Consumer Services* – 1.5%
62,870	Bright Horizons Family Solutions, Inc.	$4,106,668
251,938	Mister Car Wash, Inc.	2,224,613
113,116	Stride, Inc.	3,790,517

		10,121,798

Diversified Financial Services – 0.2%
15,571	Voya Financial, Inc.	1,064,434

Diversified Telecommunication Services – 0.5%
38,263	Cogent Communications Holdings, Inc.	2,009,190
93,713	DigitalBridge Group, Inc.	1,199,527

		3,208,717

Electric Utilities – 0.3%
20,100	ALLETE, Inc.	1,131,027
13,975	MGE Energy, Inc.	951,558

		2,082,585

Electrical Equipment – 0.4%
40,300	Bloom Energy Corp. Class A*	754,013
16,570	EnerSys	1,098,425
80,301	GrafTech International Ltd.	408,732
12,000	Shoals Technologies Group, Inc. Class A*	277,320

		2,538,490

Electronic Equipment, Instruments & Components – 3.7%
46,206	Advanced Energy Industries, Inc.	3,634,102
57,148	Avnet, Inc.	2,296,778
73,343	Belden, Inc.	5,106,873
20,000	Fabrinet*	2,288,000
43,744	Insight Enterprises, Inc.*	4,134,245
19,366	Littelfuse, Inc.	4,265,362
12,400	Plexus Corp.*	1,220,160
35,100	ScanSource, Inc.*	1,087,398
15,372	TD SYNNEX Corp.	1,406,692

		25,439,610

Energy Equipment & Services – 2.1%
85,901	Cactus, Inc. Class A	4,442,800
238,401	ChampionX Corp.	6,823,037
48,061	National Energy Services Reunited Corp.*	363,341
141,264	NexTier Oilfield Solutions, Inc.*	1,423,941
80,925	ProPetro Holding Corp.*	958,152

		14,011,271

Entertainment – 0.3%
9,721	Take-Two Interactive Software, Inc.*	1,151,744
7,250	World Wrestling Entertainment, Inc. Class A	571,953

		1,723,697

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER U. S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 2.4%
121,400	Apple Hospitality REIT, Inc.	$2,078,368
79,200	Corporate Office Properties Trust	2,110,680
62,684	Cousins Properties, Inc.	1,489,372
24,442	EastGroup Properties, Inc.	3,829,817
29,425	First Industrial Realty Trust, Inc.	1,401,513
84,375	Four Corners Property Trust, Inc.	2,161,687
62,200	Rayonier, Inc.	2,096,140
25,752	Spirit Realty Capital, Inc.	999,950

		16,167,527

Food & Staples Retailing – 1.8%
35,378	Casey’s General Stores, Inc.	8,232,814
29,270	Grocery Outlet Holding Corp.*	1,011,864
52,100	Performance Food Group Co.*	2,711,284

		11,955,962

Food Products – 1.2%
50,706	Fresh Del Monte Produce, Inc.	1,322,412
12,470	Hostess Brands, Inc. *	330,206
22,550	Ingredion, Inc.	2,009,656
8,100	Lancaster Colony Corp.	1,460,268
82,665	The Simply Good Foods Co.*	3,166,070

		8,288,612

Gas Utilities – 0.2%
13,950	ONE Gas, Inc.	1,080,846

Health Care Equipment & Supplies – 3.3%
75,616	AngioDynamics, Inc.*	1,065,429
12,100	Axonics, Inc.*	884,994
19,908	CryoPort, Inc.*	552,646
53,393	Envista Holdings Corp.*	1,762,503
64,523	Establishment Labs Holdings, Inc.*	3,638,452
11,479	Haemonetics Corp.*	975,141
38,034	Inari Medical, Inc.*	2,925,956
5,790	Inspire Medical Systems, Inc.*	1,128,761
20,100	Integer Holdings Corp.*	1,252,833
9,730	LivaNova PLC*	458,283
17,383	Nevro Corp.*	666,464
54,040	OrthoPediatrics Corp.*	2,296,160
5,223	QuidelOrtho Corp.*	469,130
4,230	Shockwave Medical, Inc.*	1,240,024
134,516	SI-BONE, Inc.*	2,614,991
3,390	Teleflex, Inc.	727,358

		22,659,125

Health Care Providers & Services – 3.7%
14,440	Acadia Healthcare Co., Inc.*	1,173,972
186,666	Accolade, Inc.*	2,012,260
124,609	agilon health, Inc.*	2,473,489
175,967	Alignment Healthcare, Inc.*	2,329,803
11,578	Amedisys, Inc.*	1,129,897
5,964	AMN Healthcare Services, Inc.*	748,482
3,920	Chemed Corp.	1,830,131
63,069	Encompass Health Corp.	3,433,476
92,089	HealthEquity, Inc.*	7,174,654

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)
27,740	Option Care Health, Inc.*	$839,412
24,455	Owens & Minor, Inc.	415,735
57,868	PetIQ, Inc. *	475,675
5,880	Privia Health Group, Inc.*	196,862
23,690	Surgery Partners, Inc.*	644,131

		24,877,979

Health Care Technology* – 0.6%
25,530	Evolent Health, Inc. Class A	812,109
108,487	Phreesia, Inc.	2,963,865

		3,775,974

Hotels, Restaurants & Leisure – 2.7%
35,065	Choice Hotels International, Inc.	4,552,840
19,455	Churchill Downs, Inc.	4,044,889
41,532	First Watch Restaurant Group, Inc.*	708,121
17,600	Hyatt Hotels Corp. Class A*	1,658,096
47,238	International Game Technology PLC	947,122
118,944	MakeMyTrip Ltd.*	3,310,211
17,967	Six Flags Entertainment Corp.*	400,664
3,860	Texas Roadhouse, Inc.	381,947
37,107	Travel + Leisure Co.	1,409,324
4,380	Wingstop, Inc.	693,748

		18,106,962

Household Durables – 0.8%
8,875	Helen of Troy Ltd.*	839,753
62,305	Tempur Sealy International, Inc.	1,675,381
9,858	TopBuild Corp.*	1,677,240
119,055	Vizio Holding Corp. Class A*	1,333,416

		5,525,790

Household Products – 0.5%
36,526	Central Garden & Pet Co. Class A*	1,429,628
43,445	Energizer Holdings, Inc.	1,255,126
21,660	Spectrum Brands Holdings, Inc.	999,392

		3,684,146

Insurance – 3.6%
26,800	AMERISAFE, Inc.	1,565,388
31,817	Assured Guaranty Ltd.	1,883,248
47,213	Axis Capital Holdings Ltd.	2,581,135
18,066	Employers Holdings, Inc.	787,858
23,675	First American Financial Corp.	1,193,220
2,330	Kinsale Capital Group, Inc.	734,346
5,030	Palomar Holdings, Inc.*	447,469
9,600	Primerica, Inc.	1,389,120
5,415	RenaissanceRe Holdings Ltd.	837,592
24,400	Ryan Specialty Holdings, Inc. *	1,094,340
13,100	Safety Insurance Group, Inc.	1,139,045
19,600	Selective Insurance Group, Inc.	1,922,368
21,800	Stewart Information Services Corp.	849,328
32,715	The Hanover Insurance Group, Inc.	4,792,421

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER U. S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
2,146	White Mountains Insurance Group Ltd.	$3,039,058

		24,255,936

Interactive Media & Services* – 0.7%
363,237	Angi, Inc.	780,959
111,570	Pinterest, Inc. Class A	2,744,622
20,187	Yelp, Inc.	775,383
37,170	ZipRecruiter, Inc. Class A	623,341

		4,924,305

IT Services – 4.3%
23,306	Concentrix Corp.	2,848,692
11,670	DigitalOcean Holdings, Inc.*	419,186
214,191	Evo Payments, Inc. Class A*	7,216,095
17,900	Flywire Corp.*	392,905
192,892	Genpact Ltd.	9,355,262
41,640	Marqeta, Inc. Class A*	328,123
26,536	MAXIMUS, Inc.	1,636,475
11,540	Paya Holdings, Inc.*	92,782
55,350	Payoneer Global, Inc.*	428,963
22,484	TTEC Holdings, Inc.	999,863
80,053	Unisys Corp.*	680,451
19,850	WEX, Inc.*	3,258,179
15,980	WNS Holdings Ltd. ADR*	1,375,558

		29,032,534

Leisure Products – 1.2%
25,030	Acushnet Holdings Corp.	1,165,647
193,467	Clarus Corp.	2,342,886
100,800	Mattel, Inc.*	1,911,168
153,764	Topgolf Callaway Brands Corp.*	2,878,462

		8,298,163

Life Sciences Tools & Services – 2.0%
68,202	Azenta, Inc.	3,028,169
65,237	Bruker Corp.	4,034,256
9,257	Charles River Laboratories International, Inc.*	1,964,798
253,192	NeoGenomics, Inc.*	1,925,525
106,878	Sotera Health Co.*	735,321
44,543	Syneos Health, Inc.*	2,244,076

		13,932,145

Machinery – 3.6%
13,500	Alamo Group, Inc.	2,053,080
26,825	Allison Transmission Holdings, Inc.	1,133,356
33,906	Altra Industrial Motion Corp.	2,039,107
32,547	Astec Industries, Inc.	1,420,677
6,670	Chart Industries, Inc.*	1,486,610
24,900	Columbus McKinnon Corp.	710,148
12,800	Crane Holdings Co.	1,284,352
41,200	Evoqua Water Technologies Corp.*	1,614,216
60,284	Hillenbrand, Inc.	2,663,347
6,889	IDEX Corp.	1,531,494

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)
27,651	John Bean Technologies Corp.	$2,521,771
46,850	Kennametal, Inc.	1,251,363
19,475	Mueller Industries, Inc.	1,219,914
18,066	Terex Corp.	732,396
45,042	Wabash National Corp.	975,159
13,300	Watts Water Technologies, Inc. Class A	1,946,588

		24,583,578

Media – 1.2%
53,576	Gray Television, Inc.	758,100
13,650	John Wiley & Sons, Inc. Class A	575,894
18,440	Nexstar Media Group, Inc.	3,158,772
68,099	TEGNA, Inc.	1,421,907
146,000	The E.W. Scripps Co. Class A*	2,071,740

		7,986,413

Metals & Mining – 0.6%
29,200	Kaiser Aluminum Corp.	2,359,068
31,725	Worthington Industries, Inc.	1,508,841

		3,867,909

Mortgage Real Estate Investment Trusts (REITs) – 0.5%
32,939	Ares Commercial Real Estate Corp.	406,467
61,686	Blackstone Mortgage Trust, Inc. Class A	1,539,683
74,612	Starwood Property Trust, Inc.	1,541,484

		3,487,634

Multiline Retail* – 0.1%
16,540	Ollie’s Bargain Outlet Holdings, Inc.	926,240

Multi-Utilities – 0.2%
27,650	NorthWestern Corp.	1,460,749

Oil, Gas & Consumable Fuels – 3.8%
7,780	Callon Petroleum Co.*	342,009
10,905	Chord Energy Corp.	1,669,446
63,713	Delek U.S. Holdings, Inc.	1,889,728
45,892	Denbury, Inc.*	4,194,988
128,937	Enerplus Corp.	2,231,899
238,984	Kosmos Energy Ltd.*	1,551,006
89,400	Magnolia Oil & Gas Corp. Class A	2,295,792
14,750	Matador Resources Co.	980,137
34,312	Par Pacific Holdings, Inc.*	785,059
47,904	PDC Energy, Inc.	3,455,795
7,800	Range Resources Corp.	222,144
19,330	Ranger Oil Corp. Class A	790,597
80,200	Viper Energy Partners LP	2,674,670
100,739	World Fuel Services Corp.	2,567,837

		25,651,107

Personal Products* – 0.3%
49,130	BellRing Brands, Inc.	1,189,929
8,370	elf Beauty, Inc.	362,086

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER U. S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Personal Products* – (continued)
33,650	The Beauty Health Co.	$384,619

		1,936,634

Pharmaceuticals* – 0.2%
20,958	Arvinas, Inc.	1,041,822

Professional Services – 2.1%
24,156	ASGN, Inc.*	2,047,946
31,700	CBIZ, Inc.*	1,573,588
27,937	FTI Consulting, Inc.*	4,347,835
17,600	ICF International, Inc.	2,105,488
28,098	Korn Ferry	1,561,968
26,726	Science Applications International Corp.	2,895,495

		14,532,320

Real Estate Management & Development – 0.4%
83,196	Anywhere Real Estate, Inc.*	618,146
10,800	Colliers International Group, Inc.	1,014,552
76,625	Cushman & Wakefield PLC*	885,019
31,667	Kennedy-Wilson Holdings, Inc.	525,989

		3,043,706

Road & Rail – 1.0%
32,111	Knight-Swift Transportation
	Holdings, Inc.	1,542,291
3,344	Landstar System, Inc.	522,400
99,300	Marten Transport Ltd.	1,863,861
77,715	Werner Enterprises, Inc.	3,046,428

		6,974,980

Semiconductors & Semiconductor Equipment – 2.2%
56,625	Cohu, Inc.*	1,864,095
36,933	Entegris, Inc.	2,930,264
11,050	Impinj, Inc.*	1,266,662
37,475	Kulicke & Soffa Industries, Inc.	1,571,701
29,872	Lattice Semiconductor Corp.*	1,449,091
35,700	MACOM Technology Solutions Holdings, Inc.*	2,065,959
36,693	Power Integrations, Inc.	2,447,790
49,983	SMART Global Holdings, Inc.*	676,270
34,137	Ultra Clean Holdings, Inc.*	1,062,002

		15,333,834

Software – 4.5%
35,360	ACI Worldwide, Inc.*	860,309
59,135	Bentley Systems, Inc. Class B	2,086,283
57,140	Blackline, Inc.*	3,199,840
34,200	Box, Inc. Class A*	993,510
10,810	Braze, Inc. Class A*	320,084
4,150	CyberArk Software Ltd.*	651,176
91,459	Dynatrace, Inc.*	3,223,015
51,174	Envestnet, Inc.*	2,523,390
8,870	Gitlab, Inc. Class A*	429,840
27,474	InterDigital, Inc.	1,370,128
11,800	Jamf Holding Corp.*	279,306

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
48,835	NCR Corp.*	$1,038,232
22,680	Paycor HCM, Inc.*	691,060
82,550	PROS Holdings, Inc.*	2,059,622
14,930	Smartsheet, Inc. Class A*	521,356
20,270	Sprout Social, Inc. Class A*	1,222,889
84,465	Sumo Logic, Inc.*	651,225
21,660	Telos Corp.*	229,596
21,470	Varonis Systems, Inc.*	574,752
53,600	Verint Systems, Inc.*	1,899,048
61,797	Workiva, Inc.*	4,808,425
139,898	Zuora, Inc. Class A*	1,075,816

		30,708,902

Specialty Retail – 1.0%
25,627	American Eagle Outfitters, Inc.	291,123
26,277	Foot Locker, Inc.	832,981
97,801	Leslie’s, Inc.*	1,373,126
1,950	Murphy USA, Inc.	613,294
42,796	Petco Health & Wellness Co., Inc.*	450,642
24,300	Signet Jewelers Ltd.	1,585,332
15,175	The Buckle, Inc.	596,833
24,754	Victoria’s Secret & Co.*	930,750

		6,674,081

Textiles, Apparel & Luxury Goods – 1.0%
30,886	Carter’s, Inc.	2,096,233
24,075	Columbia Sportswear Co.	1,793,587
81,300	Hanesbrands, Inc.	554,466
29,521	Skechers USA, Inc. Class A*	1,016,408
55,847	Steven Madden Ltd.	1,668,150

		7,128,844

Thrifts & Mortgage Finance – 0.7%
33,089	Essent Group Ltd.	1,309,663
12,926	Federal Agricultural Mortgage Corp. Class C	1,489,075
11,978	PennyMac Financial Services, Inc.	638,667
17,917	Walker & Dunlop, Inc.	1,611,813

		5,049,218

Tobacco – 0.1%
17,992	Universal Corp.	910,575

Trading Companies & Distributors – 2.0%
27,950	Applied Industrial Technologies, Inc.	3,476,421
68,600	Core & Main, Inc. Class A*	1,617,588
22,125	McGrath RentCorp	2,080,856
58,367	NOW, Inc.*	743,012
6,285	SiteOne Landscape Supply, Inc.*	728,243
37,455	WESCO International, Inc.*	5,160,175

		13,806,295

TOTAL COMMON STOCKS
(Cost $599,122,741)		$634,506,038

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER U. S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Exchange Traded Funds – 0.9%
71,152	SPDR S&P Biotech ETF	$5,845,136
(Cost $5,718,818)

Shares	Dividend Rate	Value

Investment Company(a) –5.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
38,902,135	3.066%	$38,902,135
(Cost $38,902,135)

TOTAL INVESTMENTS – 99.8%
(Cost $643,743,694)		$679,253,309

OTHER ASSETS IN EXCESS OF
LIABILITIES – 0.2%		1,579,329

NET ASSETS – 100.0%		$680,832,638

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depository Receipt

20	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

October 31, 2022

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund

Assets:

Investments in unaffiliated issuers, at value (cost $1,100,656,621 and $604,841,559, respectively)	$1,107,986,361	$640,351,174

Investments in affiliated issuers, at value (cost $44,385,198 and $38,902,135, respectively)	44,385,198	38,902,135

Cash	920,747	994,373

Foreign currencies, at value (cost $1,242,795 and $0, respectively)	1,106,567	—

Receivables:

Foreign tax reclaims	3,798,387	—

Investments sold	1,741,949	2,527,429

Dividends	1,408,189	221,436

Fund shares sold	1,064,000	2,130,000

Reimbursement from investment adviser	28,535	—

Other assets	25,489	15,172

Total assets	1,162,465,422	685,141,719

Liabilities:

Payables:

Investments purchased	1,668,264	3,470,166

Fund shares redeemed	644,200	115,300

Management fees	415,556	308,094

Transfer agency fees	18,986	10,989

Accrued expenses	698,669	404,532

Total liabilities	3,445,675	4,309,081

Net Assets:

Paid-in capital	1,190,294,781	674,607,063

Total distributable earnings (loss)	(31,275,034)	6,225,575

NET ASSETS	$1,159,019,747	$680,832,638

Shares Outstanding $0.001 par value (unlimited shares authorized):	105,984,574	55,668,152

Net asset value, offering and redemption price per share:	$10.94	$12.23

The accompanying notes are an integral part of these financial statements.	21

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2022

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $3,218,257 and $8,890, respectively)	$25,640,771	$6,485,568

Dividends — affiliated issuers	460,595	393,576

Total investment income	26,101,366	6,879,144

Expenses:

Management fees	7,585,493	4,777,602

Custody, accounting and administrative services	906,603	500,174

Transfer Agency fees	252,850	127,403

Professional fees	222,119	176,716

Printing and mailing costs	72,885	59,919

Registration fees	69,967	51,777

Trustee fees	39,503	35,542

Other	50,679	28,251

Total expenses	9,200,099	5,757,384

Less — expense reductions	(2,071,339)	(1,097,048)

Net expenses	7,128,760	4,660,336

NET INVESTMENT INCOME	18,972,606	2,218,808

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers (including commission recapture of $10,074 and $18,847, respectively)	(21,675,985)	(20,693,376)

Forward foreign currency exchange contracts	657	—

Foreign currency transactions	(167,271)	(16)

Net change in unrealized loss on:

Investments — unaffiliated issuers	(329,426,461)	(87,787,185)

Foreign currency translation	(576,940)	—

Net realized and unrealized loss	(351,846,000)	(108,480,577)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(332,873,394)	$(106,261,769)

22	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund		Multi-Manager U.S. Small Cap Equity Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$18,972,606	$18,090,255	$2,218,808	954,014

Net realized gain (loss)	(21,842,599)	102,420,107	(20,693,392)	114,402,053

Net change in unrealized gain (loss)	(330,003,401)	238,748,775	(87,787,185)	74,845,990

Net increase (decrease) in net assets resulting from operations	(332,873,394)	359,259,137	(106,261,769)	190,202,057

Distributions to shareholders:

From distributable earnings	(105,675,977)	(10,201,242)	(105,459,295)	(1,238,041)

From share transactions:

Proceeds from sales of shares	300,829,170	371,379,307	175,288,130	163,430,350

Reinvestment of distributions	105,675,977	10,201,242	105,459,295	1,238,041

Cost of shares redeemed	(182,135,814)	(243,797,703)	(35,693,851)	(147,446,731)

Net increase in net assets resulting from share transactions	224,369,333	137,782,846	245,053,574	17,221,660

TOTAL INCREASE (DECREASE)	(214,180,038)	486,840,741	33,332,510	206,185,676

Net assets:

Beginning of year	1,373,199,785	886,359,044	647,500,128	441,314,452

End of year	$1,159,019,747	$1,373,199,785	$680,832,638	$647,500,128

The accompanying notes are an integral part of these financial statements.	23

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager International Equity Fund
	Class P Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.42	$11.16	$11.70	$10.80	$11.62

Net investment income(a)	0.19	0.22	0.16	0.28	0.22

Net realized and unrealized gain (loss)	(3.52)	4.17	(0.40)	1.03	(0.86)

Total from investment operations	(3.33)	4.39	(0.24)	1.31	(0.64)

Distributions to shareholders from net investment income	(0.23)	(0.13)	(0.28)	(0.16)	(0.18)

Distributions to shareholders from net realized gains	(0.92)	—	(0.02)	(0.25)	—(b)

Total distributions	(1.15)	(0.13)	(0.30)	(0.41)	(0.18)

Net asset value, end of year	$10.94	$15.42	$11.16	$11.70	$10.80

Total return(c)	(23.15)%	39.46%	(2.28)%	12.78%	(5.63)%

Net assets, end of year (in 000s)	$1,159,020	$1,373,200	$886,359	$823,204	$626,971

Ratio of net expenses to average net assets	0.56%	0.56%	0.57%	0.56%	0.57%

Ratio of total expenses to average net assets	0.73%	0.72%	0.74%	0.76%	0.79%

Ratio of net investment income to average net assets	1.50%	1.50%	1.39%	2.51%	1.85%

Portfolio turnover rate(d)	39%	61%	52%	29%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

Financial Highlights (Continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager U.S. Small Cap Equity Fund
	Class P Shares
	Year Ended October 31,
	2022	2021		2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.45	$12.14		$13.31	$12.40	$12.77

Net investment income(a)	0.05	0.03	(b)	0.05	0.08	0.05(c)

Net realized and unrealized gain (loss)	(2.47)	5.31		(0.79)	1.17	(0.10)

Total from investment operations	(2.42)	5.34		(0.74)	1.25	(0.05)

Distributions to shareholders from net investment income	(0.03)	(0.03)		(0.08)	(0.04)	(0.07)

Distributions to shareholders from net realized gains	(2.77)	—		(0.35)	(0.30)	(0.25)

Total distributions	(2.80)	(0.03)		(0.43)	(0.34)	(0.32)

Net asset value, end of year	$12.23	$17.45		$12.14	$13.31	$12.40

Total return(d)	(15.77)%	44.07%		(5.88)%	10.56%	(0.40)%

Net assets, end of year (in 000s)	$680,833	$647,500		$441,314	$377,898	$318,166

Ratio of net expenses to average net assets	0.73%	0.75%		0.77%	0.79%	0.80%

Ratio of total expenses to average net assets	0.90%	0.92%		0.95%	0.96%	1.00%

Ratio of net investment income to average net assets	0.35%	0.17	%(b)	0.44%	0.62%	0.35%	(c)

Portfolio turnover rate(e)	57%	105%		85%	88%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.23% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Multi-Manager International Equity	Class P	Diversified

Multi-Manager U.S. Small Cap Equity	Class P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2022, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Lazard Asset Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, and WCM Investment Management, LLC and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors, Inc., Brown Advisory LLC and Victory Capital Management, Inc., (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

26

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform

27

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”).GSAM has day-today responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the

28

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2022:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$11,486,818	$192,499,184	$—

Australia and Oceania	—	9,096,131	—

Europe	45,532,894	719,977,394	—

North America	129,393,940	—	—

Investment Company	44,385,198	—	—

Total	$230,798,850	$921,572,709	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

29

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$12,089,328	$—	$—

Australia and Oceania	108,043	—	—

Europe	7,870,167	—	—

North America	614,438,500	—	—

Exchange Traded Funds	5,845,136	—	—

Investment Company	38,902,135	—	—

Total	$679,253,309	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

MULTI-MANAGER INTERNATIONAL EQUITY
Risk	Statement of Operations	Net Realized Gain	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts	$657	$—

For the fiscal year ended October 31, 2022, the relevant values for each derivative type was as follows:
Notional Amounts(a)
Forward contracts
Multi-Manager International Equity	$83,159

(a)	Amounts disclosed represent notional amounts for forward contracts, based on absolute values, which is indicative of volume for this derivative type, for the months that the Funds held such derivatives for the fiscal year ended October 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

For the fiscal year ended October 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

Fund	Effective Rate	Effective Net Management Rate#*

Multi-Manager International Equity	0.60%	0.44%

Multi-Manager U.S. Small Cap Equity	0.75	0.58

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2023, and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.
#	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2022, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Multi-Manager International Equity	$77,264

Multi-Manager U.S. Small Cap Equity	60,673

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds are 0.57% and 0.80%, respectively. These Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Multi-Manager International Equity	$2,042,804	$28,535	2,071,339

Multi-Manager U.S. Small Cap Equity	1,097,048	—	1,097,048

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Line of Credit Facility — As of October 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2022, Goldman Sachs earned $3,861 and $2,046 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively..

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2022:

Fund	Underlying Fund	Beginning Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales		Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income

Multi-Manager International Equity	Goldman Sachs Financial Square Government Fund – Institutional Shares	$51,983,928	$905,448,215		$(913,046,945)	$44,385,198	44,385,198	$460,595

Multi-Manager U.S. Small Cap Equity	Goldman Sachs Financial Square Government Fund – Institutional Shares	32,813,363	549,271,765	(543,182,993)		38,902,135	38,902,135	393,576

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2022, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Multi-Manager International Equity	$609,740,538	$471,411,718

Multi-Manager U.S. Small Cap Equity	480,389,103	341,027,717

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distributions paid from:
Ordinary income	$ 54,624,570	$ 55,229,489

Net long-term capital gains	51,051,407	50,229,806

Total taxable distributions	$105,675,977	$105,459,295

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ACTIVE EQUITY MULTI-MANAGER FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Distributions paid from:
Ordinary income	$10,201,242	$1,238,041

As of October 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Undistributed ordinary income — net	$ 15,217,540	$ 2,008,045
Capital loss carryforwards:
Perpetual Short-Term	(7,666,401)	(12,021,387)
Unrealized gains (loss) — net	(38,826,173)	16,238,917
Total accumulated earnings (loss) net	$(31,275,034)	$ 6,225,575

As of October 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$1,190,577,567	$663,014,392
Gross unrealized gain	151,544,347	67,953,666
Gross unrealized loss	(190,370,520)	(51,714,749)
Net unrealized gain (loss)	$ (38,826,173)	$ 16,238,917

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (together, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and

33

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2022

8. OTHER RISKS (continued)

instruments. The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks refer to the risks of loss resulting from insufficient documentation, or legality or enforceability of a contract. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder

34

ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

35

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

October 31, 2022

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class P Shares

Shares sold	24,271,194	$300,829,170	26,007,978	$371,379,307

Reinvestment of distributions	7,532,433	105,675,977	738,685	10,201,242

Shares redeemed	(14,891,826)	(182,135,814)	(17,085,264)	(243,797,703)

NET INCREASE	16,911,801	$224,369,333	9,661,399	$137,782,846

	Multi-Manager U.S. Small Cap Equity Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class P Shares

Shares sold	13,542,686	$175,288,130	9,890,011	$163,430,350

Reinvestment of distributions	7,600,474	105,459,295	82,371	1,238,041

Shares redeemed	(2,587,393)	(35,693,851)	(9,219,404)	(147,446,731)

NET INCREASE	18,555,767	$245,053,574	752,978	$17,221,660

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager International Equity Fund and Goldman Sachs Multi-Manager U.S. Small Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Manager International Equity Fund and Goldman Sachs Multi-Manager U.S. Small Cap Equity Fund (two of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

37

ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Six Month Period Ended October 31, 2022 (Unaudited)

As a shareholder of Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022, which represents a period of 184 days of a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund			Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid for the 6 months ended 10/31/22*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid for the 6 months ended 10/31/22*
Class P
Actual	$1,000.00	$ 900.40	$5.78	$1,000.00	$ 992.70	$7.30
Hypothetical 5% return	1,000.00	1,019.10+	6.14	1,000.00	1,017.90+	7.39

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class P

Multi-Manager International Equity	0.58%
Multi-Manager U.S. Small Cap Equity	0.74

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

38

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board”) oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was approved for continuation until June 30, 2023 at a meeting on June 9-10, 2022 and was most recently approved for continuation until September 30, 2023 at a meeting held on September 19-20, 2022 (together, the “Annual Meetings”) by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”). At the Annual Meetings, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Causeway Capital Management LLC, Lazard Asset Management LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management)t, and WCM Investment Management (on behalf of Multi-Manager International Equity Fund); and (ii) each of Boston Partners Global Investors, Inc., Brown Advisory LLC, and Victory Capital Management, Inc. (on behalf of Multi-Manager U.S. Small Cap Equity Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meetings. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meetings, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	with respect to the Investment Adviser, portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meetings encompassed the Funds and other mutual funds for which the Board has responsibility. In evaluating the Agreements at the Annual Meetings, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Funds’ various sub-advisers’ business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the

40

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the sub-adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management, and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser as of March 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused it to be an imperfect basis for comparison. The Trustees also received information comparing each Fund’s performance to that of comparable unregistered funds managed by the Investment Adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Multi-Manager International Equity Fund had placed in the top half of its performance peer group for the one-, three, and five-year periods ended December 31, 2021 and had underperformed its benchmarked index for the one-year period and outperformed for the three- and five-year periods ended March 31, 2022. They noted that the Multi Manager U.S. Small Cap Equity Fund had placed in the fourth quartile of its performance peer group for the one-year period and the third quartile for the three- and five-years periods ended December 31, 2021 and had outperformed its benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/ reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Funds. The Trustees considered that services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fee payable by each Fund. In this regard the Trustees noted that shareholders that are invested in the Funds consist of institutional clients that have entered into a separate management agreement with the Investment Adviser and pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. They also considered the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fees in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees.

The Trustees considered that there are no breakpoints in the fee rate payable under the Management Agreement for each of the Funds. The Trustees considered the amounts of assets in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them (if any); information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Funds’ sub-advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions;

42

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(e) the Funds’ ability to aggregate assets managed by certain sub-advisers with those of other clients of the Investment Adviser for purposes of applying breakpoints in a sub-advisory agreement; and (f) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the factors considered, and that the Management Agreement should be approved and continued with respect to each Fund until September 30, 2023.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations capabilities. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until September 30, 2023.

43

ACTIVE EQUITY MULTI-MANAGER FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust II (the “Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1
Election of Trustees	For	Against/Withhold	Abstain

Steven D. Krichmar	997,212,261	10,105,414	0

Linda A. Lang	1,004,981,372	2,336,303	0

Michael Latham	995,719,416	11,598,259	0

Lawrence W. Stranghoener	995,630,574	11,687,101	0

44

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				67	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 64	Trustee	Since 2016

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				67	None

John F. Killian Age: 67	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	67	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Steven D. Krichmar Age: 67	Trustee	Since 2018

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				67	None

Linda A. Lang Age: 64	Trustee	Since 2021

Ms. Lang is retired. She was formerly Chair of the Board of Directors, (2016-2019) and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

45

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham Age: 57	Trustee	Since 2021

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Lawrence W. Stranghoener Age: 68	Trustee	Since 2021

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				68	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

46

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	171	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2022.
2	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
3	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2022, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
4	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

47

ACTIVE EQUITY MULTI-MANAGER FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust II ; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President—Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019);Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate,Weil, Gotshal & Manges, LLP (2002-2006).

Secretary—Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
1	Information is provided as of October 31, 2022.
2	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Active Equity Multi-Manager Funds - Tax Information (Unaudited)

For the year ended October 31, 2022, 0.17% and 8.79% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2022, 44.83% and 8.17% of the dividends paid from net investment company taxable income by the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2022, the total amount of income received by the Multi-Manager International Equity Fund from sources within foreign countries and possessions of the United States was $0.2600 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Multi-Manager International Equity Fund was 43.62%. The total amount of taxes paid by the Multi-Manager International Equity Fund to such countries was $0.0350 per share.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds designate $51,051.407 and $50,229,806, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2022.

During the year ended October 31, 2022, the Multi-Manager International Equity and Multi-Manager U.S. Small Cap Equity Funds designate $32,536,467 and $54,116,976 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

48

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market	∎ Short Duration Tax-Free Fund	Equity Insights	Total Portfolio Solutions
Financial Square FundsSM	∎ Municipal Income Completion Fund	∎ Small Cap Equity Insights Fund	∎ Global Managed Beta Fund

∎ Financial Square Treasury Solutions Fund[1]

∎ Financial Square Government Fund[1]

∎ Financial Square Money Market Fund[2]

∎ Financial Square Prime Obligations Fund[2]

∎ Financial Square Treasury Instruments Fund[1]

∎ Financial Square Treasury Obligations Fund[1]

∎ Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎ Investor Money Market Fund[3]

∎ Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎ Enhanced Income Fund

∎ Short-Term Conservative Income Fund

∎ Short Duration Government Fund

∎ Short Duration Income Fund

∎ Government Income Fund

∎ Inflation Protected Securities Fund

Multi-Sector

∎ Bond Fund

∎ Core Fixed Income Fund

∎ Global Core Fixed Income Fund

∎ Strategic Income Fund

∎ Income Fund

Municipal and Tax-Free

∎ High Yield Municipal Fund

∎ Dynamic Municipal Income Fund

Single Sector

∎ Investment Grade Credit Fund

∎ U.S. Mortgages Fund

∎ High Yield Fund

∎ High Yield Floating Rate Fund

∎ Emerging Markets Debt Fund

∎ Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎ Long Short Credit Strategies Fund

Fundamental Equity

∎ Equity Income Fund

∎ Small Cap Growth Fund

∎ Small Cap Value Fund

∎ Small/Mid Cap Value Fund

∎ Mid Cap Value Fund

∎ Large Cap Value Fund

∎ Focused Value Fund

∎ Large Cap Core Fund[4]

∎ Strategic Growth Fund

∎ Small/Mid Cap Growth Fund

∎ Flexible Cap Fund

∎ Concentrated Growth Fund

∎ Technology Opportunities Fund

∎ Mid Cap Growth Fund[5]

∎ Rising Dividend Growth Fund

∎ U.S. Equity ESG Fund

∎ Income Builder Fund

Tax-Advantaged Equity

∎ U.S. Tax-Managed Equity Fund

∎ International Tax-Managed Equity Fund

∎ U.S. Equity Dividend and Premium Fund

∎ International Equity Dividend and Premium Fund

∎ U.S. Equity Insights Fund

∎ Small Cap Growth Insights Fund

∎ Large Cap Growth Insights Fund

∎ Large Cap Value Insights Fund

∎ Small Cap Value Insights Fund

∎ International Small Cap Insights Fund

∎ International Equity Insights Fund

∎ Emerging Markets Equity Insights Fund

Fundamental Equity International

∎ International Equity Income Fund

∎ International Equity ESG Fund

∎ China Equity Fund

∎ Emerging Markets Equity Fund

∎ Emerging Markets Equity ex. China Fund

∎ ESG Emerging Markets Equity Fund

Alternative

∎ Clean Energy Income Fund

∎ Defensive Equity Fund

∎ Real Estate Securities Fund

∎ Commodity Strategy Fund

∎ Global Real Estate Securities Fund

∎ Absolute Return Tracker Fund

∎ Managed Futures Strategy Fund

∎ MLP Energy Infrastructure Fund

∎ Energy Infrastructure Fund

∎ Multi-Manager Alternatives Fund

∎ Global Infrastructure Fund

∎ Multi-Manager Non-Core Fixed Income Fund

∎ Multi-Manager Global Equity Fund

∎ Multi-Manager International Equity

∎ Fund Tactical Tilt Overlay Fund

∎ Balanced Strategy Portfolio

∎ Multi-Manager U.S. Small Cap Equity Fund

∎ Fund Growth and Income Strategy Portfolio

∎ Growth Strategy Portfolio

∎ Dynamic Global Equity Fund

∎ Satellite Strategies Portfolio

∎ Enhanced Dividend Global Equity Portfolio

∎ Tax-Advantaged Global Equity Portfolio

∎ Strategic Factor Allocation Fund

∎ Strategic Volatility Premium Fund

∎ Target Date Retirement Portfolio

∎ Target Date 2025 Portfolio

∎ Target Date 2030 Portfolio

∎ Target Date 2035 Portfolio

∎ Target Date 2040 Portfolio

∎ Target Date 2045 Portfolio

∎ Target Date 2050 Portfolio

∎ Target Date 2055 Portfolio

∎ Target Date 2060 Portfolio

∎ GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

Goldman Sachs Funds Annual Report October 31, 2022 GQG Partners International Opportunities Fund

Goldman Sachs GQG Partners

International Opportunities Fund

TABLE O F CONTENTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs GQG Partners International

Opportunities Fund

Investment Objective The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the portfolio management team of GQG Partners LLC, the Goldman Sachs GQG Partners International Opportunities Fund’s (the “Fund”) sub-adviser, discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -19.55%, -20.12%, -19.23%, -19.35%, -19.17%, -19.73% and -19.22%, respectively. These returns compare to the -24.73% average annual total return of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A

International (or non-U.S. developed markets) equities and emerging markets equities broadly declined during the Reporting Period, with inflation pressures, tightening central bank monetary policy, recession fears, geopolitical conflict and supply-chain issues creating a challenging backdrop for investors.

When the Reporting Period began in November 2021, international and emerging markets equities retreated, as the Omicron variant of COVID-19 spread across regions, dampening investor sentiment and leading to mixed outlooks for the global economic recovery. Travel restrictions were re-imposed to curtail the variant’s spread, and lockdown measures were re-instituted in Europe. Persistently high inflation and supply-chain issues also weighed on investor sentiment. In December, international and emerging markets equities posted gains, as the initial scare around the Omicron variant dissipated given that studies showed its symptoms were less severe than prior variants. Global economic data were encouraging, though inflation remained top of mind for investors. Still, China’s heightened regulations, mainly in the technology sector, dampened investor sentiment.

During the first quarter of 2022, international and emerging markets equities declined amid concerns about elevated global inflation, planned interest rate hikes by the U.S. Federal Reserve (the “Fed”), rising bond yields, valuation concerns, and Russia’s invasion of Ukraine. Major countries around the world took a public stance condemning Russia’s action and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions boosted the price of crude oil in the global markets. Beyond the broader concerns around the geopolitical crisis, the impact on commodity prices reinforced concerns around supply-side inflation and led markets to worry about a potential stagflation scenario—particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) Driven by increased market volatility, the U.S. Fed signaled a slower than anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation. Other macroeconomic uncertainties included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues.

During the second quarter of 2022, international and emerging markets equities continued to decline. As inflation loomed internationally, the acceleration in global food prices rivaled the move in oil prices. In this environment, central banks in Europe, Asia and South America announced plans to raise interest rates in the next 12 months in an effort to get ahead of rising consumer prices. Supply-chain issues worsened as China initially instituted lockdowns following a surge in COVID-19 cases. However, as the quarter progressed, China began easing its restrictions, thereby mitigating the disruption. In Europe, the geopolitical crisis persisted as a result of the ongoing war in Ukraine and potential gas shortages due to reduced supply from Russia. This was particularly concerning for countries with high energy dependence, such as Italy, France, Spain and Germany.

International and emerging markets equities were down for the third quarter of 2022. Overall, the markets were volatile and facing a number of macroeconomic headwinds, including inflationary pressures and interest rate hikes as the chances of a recession grew. European economies remained depressed by accelerating inflation, rising interest rates and strained supply chains. Europe also continued to battle an

                1

FUND RESULTS

energy crisis and subsequent mobile network blackouts during the quarter. The European Central Bank raised interest rates in July and September, heightening concerns around slowing economic growth and leading to the depreciation of the euro against the U.S. dollar. In China, new lockdowns placed several million Chinese citizens under heavy COVID-19 restrictions, weighing on industrial activity and consumption. However, elsewhere in Asia, the Indian equity market rose, as flows from foreign portfolio investors were net positive for a second consecutive month after nine months of net outflows. In Latin America, the Brazilian equity market also rose, as its labor market and economic activity remained surprisingly strong despite its central bank raising interest rates.

In October 2022, international equities rallied, while emerging markets equities continued to struggle. In Europe, equities benefited from resilient third quarter 2022 earnings from companies that had reported thus far as well as from optimism that the pace of interest rate increases could soon slow. In the emerging markets, Chinese equities fell dramatically, as lockdowns continued to place several cities under COVID-19 restrictions and the closely watched 20th Party Congress in China offered no signal to investors that this strategy would change in the near future. Investor confidence was further dampened following the news that China’s government planned to maintain its “zero-COVID” policy. Still, lifting emerging markets equities somewhat were major transitions of political power, including in Brazil. As a growing list of opposition leaders recognized Lula’s victory as incoming President in Brazil, markets rallied slightly because investors grew increasingly confident that a peaceful transition of power would take place.

For the Reporting Period overall, global equities, as represented by the Index, posted double-digit negative absolute returns. Energy was the only sector in the Index to record a positive absolute return. Utilities, financials and consumer staples each posted a double-digit negative absolute return but were among those sectors that still outperformed the Index during the Reporting Period. The weakest performing sectors in the Index were information technology, consumer discretionary, communication services and real estate, with each generating substantially larger double-digit negative absolute returns during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund outperformed the Index during the Reporting Period, driven by our asset allocation decisions. These positive results were partially offset by stock selection, which detracted from performance.

Q	Which equity market sectors and countries most significantly affected Fund performance?

A

During the Reporting Period, the Fund benefited from asset allocation, especially our decision to rotate from certain higher valuation sectors to those that have, in our opinion, more reasonable multiples and higher visibility on earnings. A material overweight versus the Index in energy, the only sector in the Index to post a gain, added most to relative performance. The Fund was also aided by a substantial underweight in consumer discretionary. In addition, as equity markets sold off during the Reporting Period, the Fund was helped by its allocation, albeit small, to cash. Overweight positions in the materials and health care sectors detracted modestly from the Fund’s relative returns.

From a stock selection perspective, the Fund was hurt by investments in four of the 11 sectors in the Index. The largest detractors on a relative basis came from the consumer discretionary sector, followed by the financials, information technology and utilities sectors. Within consumer discretionary, the Fund’s investments for part of the Reporting Period in certain Chinese e-commerce businesses detracted from relative results. In financials, the Fund’s European holdings were adversely affected by the pressure put on Europe’s economy by a shortage of fuel and energy supplies, exacerbated by the Russia/Ukraine war and the resulting sanctions on Russian commodities that made up a significant portion of European imports. In information technology, the hawkish stance of global central banks pressured market multiples, while new licensing requirements announced by the U.S. Department of Commerce for companies exporting computing technology and equipment weighed heavily on the semiconductor and equipment companies held by the Fund during the Reporting Period. (Hawkish tends to imply higher interest rates; opposite of dovish. A multiple is a ratio calculated by dividing the market or estimated value of an asset by a specific item on the financial statements as a way to value a stock, e.g. price/earnings, price/book or price/sales.) On the positive side, the Fund benefited from its investments in the consumer staples, health care and materials sectors during the Reporting Period.

From a country perspective, the Fund was helped on a relative basis by select out-of-benchmark positions in the U.S. (specifically, an investment in ExxonMobil), an overweight position versus the Index in Brazil and an underweight position in China. Brazil benefited from a rather strong economy and current account surplus, a budget surplus and ongoing job growth. Also, its central bank started raising interest rates several calendar quarters in advance of many other global central banks. As for China, its political leadership appeared to migrate from a market-driven economic model to one that pays more attention to social stability and common prosperity to narrow a large and growing wealth gap. We witnessed an increasingly onerous, and unpredictable, regulatory environment that targeted

2

FUND RESULTS

diverse areas, including anti-trust, data security, social equality and capital markets. On the downside, the Fund was hurt by its exposure to Russia and the U.S. Regarding Russia, increasingly antagonistic government rhetoric and actions in late 2021 started to outweigh the positive fundamentals we saw in many Russian companies, and we began to reduce the Fund’s exposure to Russian stocks. That said, after Russia invaded Ukraine in late February 2022, the Moscow Stock Exchange closed for almost four weeks and then prohibited selling by non-Russian investors. Due to impaired price discovery and sanctions from foreign governments on investing in Russia, index provider MSCI Inc. declared in March that the Russian equity market was “uninvestable” and reduced the price of each Russian stock in the Index to less than one cent. (Price discovery is the process of setting the spot price, but most commonly the proper price, for a security, commodity or currency.) As for the U.S., which is not a constituent of the Index, the poor performance was predominantly among the Fund’s investments in global blue-chip information technology stocks.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	The Fund’s best-performing individual holdings during the Reporting Period were ExxonMobil, Petróleo Brasileiro (“Petrobras”) and Banco Itaú Unibanco.

ExxonMobil is a Texas-based oil and natural gas producer, which also markets petroleum, petrochemicals and other specialty products. Its stock price increased during the Reporting Period, driven by ExxonMobil’s strong earnings and cash flow, including record earnings in the second quarter of 2022. The production profile from the company’s existing assets in Guyana and the Permian Basin in west Texas appeared to be robust. Meanwhile, investors anticipated elevated refining margins for the next several years until planned capacity additions come online in Asia and the Middle East.

Petrobras is a Brazil-headquartered oil and gas exploration and production company with additional operations in refining, transportation, petrochemicals and power generation. Its stock rallied for much of the Reporting Period after its management announced earnings well ahead of consensus expectations, helped in part by strong margins in the company’s refinery business. In addition, Petrobras declared and paid substantial dividends, which were higher than consensus expected. Petrobras posted a dividend yield of 21% for the third quarter of 2022, noting that this return of capital to shareholders was sustainable.

Banco Itaú Unibanco is a Brazil-based financial institution offering retail, corporate and investment banking services as well as life, property and casualty insurance. The company reported better than market expected earnings, as its total loans increased 19% during the third quarter of 2022 versus the third quarter of 2021, while its net interest income increased 20% in the third quarter of 2022. Its management also raised guidance for the rest of 2022, increasing loan and fee growth targets, citing positive macro and employment conditions.

Q	Which stocks detracted most from the Fund’s relative performance during the Reporting Period?

A

During the Reporting Period, Lukoil, Rosneft Oil and Gazprom—all Russia-based energy-related companies— detracted most from the Fund’s relative returns. As mentioned previously, in March, MSCI Inc. declared the Russian market to be “uninvestable” and reduced the price of each Russian stock in its equity indices to less than one cent. Lukoil, which produces, refines and distributes oil and natural gas, also has power generation and transmission assets. Rosneft Oil is an oil and natural gas producer and has refining, petrochemical and pipeline businesses. Gazprom’s primary business is the production, storage and distribution of natural gas.

Q	Were there any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund’s three largest new purchases were Enbridge, TotalEnergies and Deutsche Telekom.

Enbridge is an energy infrastructure company based in Canada. It operates five business segments: liquids pipelines, natural gas pipelines, natural gas utility operations, renewable power generation and marketing services. Enbridge owns what we consider to be high quality assets, and we believe it has a reduced-risk business model that focuses on pipelines and utility franchises. The company has the highest cash flow stability in the energy sector, in our opinion, and has an enviable record of consistent dividend increases. We expect Enbridge to perform well in the near term based on a combination of earnings per share growth and dividends.

TotalEnergies is a France-headquartered oil and gas producer with additional operations in liquefied natural gas, renewable energy sources, refining and petrochemicals. In our opinion, the company has a strong management team and operates with one of the industry’s lowest breakeven cost structures. We expect Europe to pivot away from Russia as a supplier of natural gas in the wake of the Russian invasion of Ukraine, and we think that TotalEnergies is well-positioned to facilitate that pivot with its liquefied natural gas assets.

Deutsche Telekom provides voice and data communication services to retail and corporate clients in Europe and the U.S. The company, based in Germany, owns 48% of U.S. mobile communications operator T-Mobile. We purchased the stock because free cash flow at T-Mobile is likely, in our

                3

FUND RESULTS

view, to improve significantly during the next three years as that company’s network infrastructure investments decline and the business realizes synergies from its merger with Sprint in 2020.

Among the Fund’s largest sales during the Reporting Period were payment transactions and electronic funds processing company Visa and technology conglomerate and Google parent company Alphabet, each based in the U.S., as well as European financial companies France-based BNP Paribas and Spain-headquartered Banco Bilbao Vizcaya Argentaria. We eliminated these holdings in favor of what we considered to be better risk-adjusted opportunities elsewhere.

Q	What changes were made to the Fund’s sector and country weightings during the Reporting Period?

A

In terms of sector weightings, we reduced the Fund’s exposures to financials, information technology and communication services during the Reporting Period. In financials, we decreased the Fund’s exposure to European financials stocks, as we re-evaluated our assumptions on loss provisions for existing loans and loan growth in the wake of Russia’s invasion of Ukraine. In information technology, we believed certain information technology and communication services companies had pulled forward earnings from future periods due to changing end-market behavior during the COVID-19 pandemic. As a result, we thought the recent earnings growth demonstrated by these companies was at risk of downward revision, while the valuation multiples on their stocks were likely to fall. Also, during the Reporting Period, we increased the Fund’s exposures to the energy and materials sectors. In our view, positive fundamental trends were strong in both sectors, even before the war in Ukraine, because of years of underinvestment that had resulted in lower supplies of certain commodities.

Regarding countries, we increased the Fund’s exposures to Brazil, the U.K., Canada and India during the Reporting Period. As mentioned earlier, we considered the Brazilian economy to be quite strong. In addition, we believed the country’s commodity exporters were well-positioned to address potential shortfalls in some Ukrainian and Russian production, while we thought accommodative monetary policy in China should drive an increase in demand for raw materials. Brazil’s financials were also seeing strong underlying fundamental data, including loan growth from both commercial borrowers and consumers. Conversely, we reduced the Fund’s exposures to China, Russia, Spain and the U.S. during the Reporting Period. Although the Fund has been underweight China for some time, we thought the environment had become more challenging for foreign investors, and as a result, we shifted capital to other regions where we believed we had more earnings visibility and saw the potential for better risk-adjusted returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments as a part of its investment strategy during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the energy, health care, consumer staples and materials sectors. Compared to the Index, it was underweight industrials, consumer discretionary, information technology, financials, communication services, real estate and utilities.

In terms of countries, the Fund had modest exposure to the U.S., which is not a constituent of the Index, at the end of the Reporting Period. The Fund was overweight versus the Index in the U.K., Brazil, Canada, Denmark, Germany, India, Indonesia, Ireland, Italy, Luxembourg, Netherlands and Switzerland at the end of the Reporting Period. Compared to the Index, the Fund was underweight Australia and Spain. At the end of the Reporting Period, the Fund had no exposure to the other country constituents of the Index.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective July 1, 2022, Brian Kersmanc’s title was updated from deputy portfolio manager for the Fund to portfolio manager for the Fund. On the same date, James Anders and Sudarshan Murthy became portfolio managers for the Fund. At the end of the Reporting Period, Rajiv Jain, James Anders, Brian Kersmanc and Sudarshan Murthy served as portfolio managers of the Fund. (Effective December 5, 2022, after the end of the Reporting Period, James Anders no longer served as a portfolio manager for the Fund. Rajiv Jain, Brian Kersmanc and Sudarshan Murthy continued to serve as portfolio managers of the Fund.)

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

Despite the equity bear market that emerged in 2022, we chose to see the glass as half full at the end of the Reporting Period. (A bear market is a condition in which securities prices fall 20% or more from recent highs amid widespread pessimism and negative investor sentiment.) At the end of 2021, we had been early adopters of a higher-for-longer inflation argument and had positioned the Fund accordingly, in our opinion, at that time. By the end of the Reporting Period, our view had evolved, and we expected year-over-year inflation comparisons to be more difficult in the near term, which may lead to a deceleration in consumer price increases. In our view, the investment community did not need 2% inflation, the U.S. Fed’s target, to become more bullish on equity markets. If inflation demonstrated a solid inflection to the downside, we thought it would be enough to

4

FUND RESULTS

unleash the requisite “animal spirits,” economist John Maynard Keynes’ term for the confidence and willingness to invest. Although we are not economists, we monitor macro data as part of our risk framework. We analyze the existing, and potential, companies in the Fund, with a focus on the visibility of their future free cash flows. Ignoring the macro conditions in which these companies operate would impact the accuracy of any investor’s earnings outlook, in our opinion. If the global economy enters a recession, earnings growth may decline in the near term, but we noted at the end of the Reporting Period that valuation multiples for certain companies had compressed to levels that were discounting more aggressive downward revisions to earnings than were warranted, in our view. Adapting the Fund to reflect new information is a hallmark of our process, and we planned to continue going where the data leads us.

In terms of the Fund’s positioning at the end of the Reporting Period, we intended to maintain its overweight versus the Index in the energy sector. In our view, commodity price cycles can last longer than many investors may appreciate due to supply dynamics. The lack of capital spending on oil and natural gas exploration during the last several years, coupled with what we consider to be real discipline in production growth by the larger energy companies and the Organization of the Petroleum Exporting Countries (“OPEC”) and Russia, known as OPEC+, could provide a floor above $75 a barrel for crude oil prices in the medium term. Meanwhile, we did not expect demand for oil and natural gas to decline materially if the global economy continued to slow or even entered a mild recession. At the same time, we noted that the global release of strategic petroleum reserves to address higher prices earlier in 2022 appeared to be nearing its end. We believed these reserves were likely to be re-stocked during the next 12-18 months and should act as a source of incremental demand. In addition, we had observed a renewed focus on profitability from many energy companies, resulting in strong free cash flow and solid balance sheets. We had also witnessed a commitment from their management teams to return capital to shareholders. In our opinion, the energy stocks held by the Fund should pay what we consider to be meaningful dividends, which may cushion some potential volatility in their share prices. That said, if the pace of global economic activity deteriorates in the wake of tighter central bank policy and the threat of a deep recession increases, lower demand is likely to affect the energy sector’s near-term earnings power, in our opinion. We planned to monitor the relevant data closely and adapt to the changing environment.

At the end of the Reporting Period, we planned to maintain the Fund’s underweight in the information technology sector. As mentioned previously, the U.S. Commerce Department has mandated new licensing requirements for the export of high-end semiconductors to China to limit their use in military applications. Which technology companies can sell what products to China, and for how long, depends on the type and amount of technology that is sourced in the U.S.

and the overall role of U.S. citizens. These new export license requirements are subject to broad interpretation, in our opinion, and have created uncertainty around the visibility of earnings for certain technology companies.

In addition, at the end of the Reporting Period, we intended to add to the Fund’s holdings in the financials sector, as we have identified select companies that we expect to benefit from a rising interest rate environment and/or solid loan growth.

                5

FUND BASICS

 GQG Partners International Opportunities Fund

    as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22 ±

Holding	% of Net Assets	Line of Business
British American Tobacco PLC	6.8%	Tobacco
AstraZeneca PLC	6.4	Pharmaceuticals
TotalEnergies SE	4.6	Oil, Gas & Consumable Fuels
Enbridge, Inc.	4.4	Oil, Gas & Consumable Fuels
Glencore PLC	4.2	Metals & Mining
Novo Nordisk A/S Class B	3.9	Pharmaceuticals
Housing Development Finance Corp. Ltd.	3.4	Diversified Financial Services
Itau Unibanco Holding SA	3.4	Banks
Philip Morris International, Inc.	3.3	Tobacco
ASML Holding NV	3.3	Semiconductors & Semiconductor Equipment

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCA TION †

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

 Performance Summary

    October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on December 15, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index ex USA Index (Net, Unhedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs GQG Partners International Opportunities Fund’s Lifetime Performance

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Since Inception

Class A (Commenced December 15, 2016)
Excluding sales charges	-19.55%	5.36%	8.87%
Including sales charges	-23.96%	4.17%	7.83%

Class C (Commenced December 15, 2016)
Excluding contingent deferred sales charges	-20.12%	4.58%	8.06%
Including contingent deferred sales charges	-20.92%	4.58%	8.06%

Institutional (Commenced December 15, 2016)	-19.23%	5.77%	9.29%

Investor (Commenced December 15, 2016)	-19.35%	5.62%	9.13%

Class R6 (Commenced December 15, 2016)	-19.17%	5.78%	9.31%

Class R (Commenced December 15, 2016)	-19.73%	5.09%	8.59%

Class P (Commenced April 16, 2018)	-19.22%	N/A	5.54%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

                7

FUND BASICS

Index Definitions

The MSCI ACWI ex USA Index is an international equity index that tracks stocks from 22 developed and 26 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

8

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 90.0%

Australia – 0.8%
29,260,226	Whitehaven Coal Ltd. (Oil, Gas & Consumable Fuels)	$169,966,660

Brazil – 5.2%
45,542,998	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	583,861,235
44,590,024	Vale SA (Metals & Mining)	579,484,718

		1,163,345,953

Canada – 9.2%
1,816,424	Dollarama, Inc. (Multiline Retail)	107,930,798
24,996,649	Enbridge, Inc.(a) (Oil, Gas & Consumable Fuels)	973,921,627
9,471,132	Fortis, Inc. (Electric Utilities)	369,501,718
4,298,378	Metro, Inc. (Food & Staples Retailing)	225,180,929
6,721,284	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	378,702,800

		2,055,237,872

Denmark – 4.0%
60,342	Genmab A/S* (Biotechnology)	23,244,194
8,023,852	Novo Nordisk A/S Class B (Pharmaceuticals)	872,443,455

		895,687,649

France – 7.2%
1,016,678	L’Oreal SA (Personal Products)	319,241,136
176,237	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	111,204,592
1,145,770	Thales SA (Aerospace & Defense)	145,718,913
18,646,944	TotalEnergies SE (Oil, Gas & Consumable Fuels)	1,017,253,275

		1,593,417,916

Germany – 5.3%
2,975,979	Deutsche Boerse AG (Capital Markets)	483,952,626
36,836,700	Deutsche Telekom AG (Diversified Telecommunication Services)	695,310,596

		1,179,263,222

India – 8.3%
25,383,309	Housing Development Finance Corp. Ltd. (Diversified Financial Services)	758,929,460
22,397,391	ICICI Bank Ltd. ADR (Banks)	493,638,498
75,721,053	ITC Ltd. (Tobacco)	319,265,003
8,734,301	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	269,512,221

		1,841,345,182

Shares	Description	Value

Common Stocks (continued)

Indonesia – 1.5%
602,278,998	Bank Central Asia Tbk PT (Banks)	$340,454,681

Italy – 2.3%
26,726,872	Eni SpA (Oil, Gas & Consumable Fuels)	351,023,202
13,144,282	UniCredit SpA (Banks)	163,005,711

		514,028,913

Luxembourg – 1.3%
12,516,748	ArcelorMittal SA (Metals & Mining)	280,420,934

Netherlands – 6.0%
1,545,337	ASML Holding NV (Semiconductors & Semiconductor Equipment)	726,608,205
7,146,126	Heineken NV (Beverages)	596,945,858

		1,323,554,063

Russia(b) –0.0%
48,039,056	Gazprom PJSC (Oil, Gas & Consumable Fuels)	—
3,681,622	LUKOIL PJSC (Oil, Gas & Consumable Fuels)	—
34,154,161	Rosneft Oil Co. PJSC (Oil, Gas & Consumable Fuels)	—

		—

Spain – 0.7%
8,185,036	Banco Bilbao Vizcaya Argentaria SA (Banks)	42,224,865
31,971,045	CaixaBank SA (Banks)	106,017,368

		148,242,233

Switzerland – 10.2%
2,873,409	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	280,828,395
162,034,423	Glencore PLC (Metals & Mining)	928,954,471
3,078,732	Nestle SA (Food Products)	335,147,076
4,211,798	Novartis AG (Pharmaceuticals)	340,695,325
1,161,474	Roche Holding AG (Pharmaceuticals)	385,374,891

		2,271,000,158

United Kingdom – 20.2%
12,036,437	AstraZeneca PLC (Pharmaceuticals)	1,412,260,643
38,297,534	British American Tobacco PLC (Tobacco)	1,514,668,668
5,184,203	Diageo PLC (Beverages)	213,342,713
17,681,446	Imperial Brands PLC (Tobacco)	430,703,557
2,837,296	Reckitt Benckiser Group PLC (Household Products)	188,294,188

The accompanying notes are an integral part of these financial statements.                9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
5,656,150	Rio Tinto PLC (Metals & Mining)	$301,755,602
15,570,653	Shell PLC (Oil, Gas & Consumable Fuels)	431,386,258

		4,492,411,629

United States – 7.8%
1,581,034	Aon PLC Class A (Insurance)	445,045,261
5,111,584	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	566,414,623
7,956,203	Philip Morris International, Inc. (Tobacco)	730,777,245

		1,742,237,129

TOTAL COMMON STOCKS (Cost $20,297,310,974)		$20,010,614,194

Shares	Dividend Rate	Value

Preferred Stocks – 6.1%

Brazil – 6.1%
Itau Unibanco Holding SA (Banks)
127,157,688	3.160%	$748,348,411
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
106,392,680	9.200	613,990,086

TOTAL PREFERRED STOCKS (Cost $1,223,536,091)		$1,362,338,497

Investment Company(c) –4.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
955,445,315	3.066%	$955,445,315
(Cost $955,445,315)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.5%
Goldman Sachs Financial Square Government Fund - Institutional Shares
114,482,373	3.066%	$114,482,373
(Cost $114,482,373)

TOTAL INVESTMENTS – 100.9% (Cost $22,590,774,753)		$22,442,880,379

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(203,831,416)

NET ASSETS – 100.0%		$22,239,048,963

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.
(c)	Represents an affiliated issuer.

SECTOR ALLOCATION AS OF OCTOBER 31, 2022

Sector	% of Total Market Value
Energy	24.0%
Consumer Staples	21.8
Financials	16.0
Health Care	13.6
Materials	9.4
Investment Company	4.3
Information Technology	3.3
Communication Services	3.1
Consumer Discretionary	2.2
Utilities	1.7
Industrials	0.6

100.0%

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

10                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated issuers, at value (cost $21,520,847,065)(a)	$21,372,952,691
Investments in affiliated issuers, at value (cost $955,445,315)	955,445,315
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $114,482,373)	114,482,373
Cash	19,443,380
Foreign currencies, at value (cost $7,431,888)	7,404,358
Receivables:
Fund shares sold	74,676,303
Investments sold	57,442,042
Dividends	45,000,153
Foreign tax reclaims	22,117,414
Reimbursement from investment adviser	354,504
Securities lending income	19,552
Other assets	686,814

Total assets	22,670,024,899

Liabilities:

Payables:
Investments purchased	190,879,190
Payable upon return of securities loaned	114,482,373
Investments purchased on an extended-settlement basis	58,716,595
Fund shares redeemed	49,808,506
Management fees	13,008,140
Distribution and Service fees and Transfer Agency fees	1,330,467
Accrued expenses	2,750,665

Total liabilities	430,975,936

Net Assets:

Paid-in capital	22,567,750,738
Total distributable loss	(328,701,775)

NET ASSETS	$22,239,048,963
Net Assets:
Class A	$417,464,205
Class C	78,661,537
Institutional	14,193,048,193
Investor	4,425,913,012
Class R6	1,023,098,532
Class R	1,215,063
Class P	2,099,648,421
Total Net Assets	$22,239,048,963
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	25,970,713
Class C	5,048,228
Institutional	874,477,423
Investor	273,806,260
Class R6	63,050,117
Class R	76,508
Class P	129,426,305
Net asset value, offering and redemption price per share:(b)
Class A	$16.07
Class C	15.58
Institutional	16.23
Investor	16.16
Class R6	16.23
Class R	15.88
Class P	16.22

(a)	Includes loaned securities having market value of $108,656,420.
(b)

Maximum public offering price per share for Class A Shares is $17.01. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.                11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Fiscal Year Ended October 31, 2022

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $60,206,840)	$1,186,139,147
Dividends — affiliated issuers	9,147,476
Securities lending income — affiliated issuers	1,519,529
Interest	26,686

Total investment income	1,196,832,838

Expenses:

Management fees	161,341,584
Transfer Agency fees(a)	14,937,248
Custody, accounting and administrative services	4,697,996
Distribution and Service (12b-1) fees(a)	1,850,283
Registration fees	1,222,073
Printing and mailing costs	899,610
Professional fees	248,822
Service fees — Class C	221,287
Trustee fees	179,556
Shareholder meeting expense	64,859
Other	396,631

Total expenses	186,059,949

Less — expense reductions	(6,291,075)

Net expenses	179,768,874

NET INVESTMENT INCOME	1,017,063,964

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(892,066,718)
Foreign currency transactions	(45,600,479)
Net change in unrealized loss on:
Investments — unaffiliated issuers	(4,955,993,803)
Foreign currency translation	(2,833,608)

Net realized and unrealized loss	(5,896,494,608)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,879,430,644)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
GQG Partners International Opportunities Fund	$1,180,817	$663,861	$5,605	$787,472	$147,740	$5,780,124	$7,262,516	$270,153	$1,867	$687,376

12                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

  Statements of Changes in Net Assets

	GQG Partners International Opportunities Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021

From operations:

Net investment income	$1,017,063,964	$330,623,552
Net realized gain (loss)	(937,667,197)	180,724,754
Net change in unrealized gain (loss)	(4,958,827,411)	3,150,187,045

Net increase (decrease) in net assets resulting from operations	(4,879,430,644)	3,661,535,351

Distributions to shareholders:

From distributable earnings:
Class A Shares	(8,694,077)	—
Class C Shares	(1,158,748)	—
Institutional Shares	(316,943,861)	(17,220,587)
Investor Shares	(90,597,219)	(2,382,538)
Class R6 Shares	(17,024,099)	(822,599)
Class R Shares	(17,099)	—
Class P Shares	(51,959,366)	(2,597,062)

Total distributions to shareholders	(486,394,469)	(23,022,786)

From share transactions:

Proceeds from sales of shares	11,534,197,993	8,412,241,720
Reinvestment of distributions	403,333,721	18,334,826
Cost of shares redeemed	(6,650,124,656)	(2,817,730,450)

Net increase in net assets resulting from share transactions	5,287,407,058	5,612,846,096

TOTAL INCREASE (DECREASE)	(78,418,055)	9,251,358,661

Net assets:

Beginning of year	22,317,467,018	13,066,108,357

End of year	$22,239,048,963	$22,317,467,018

The accompanying notes are an integral part of these financial statements.                13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$20.36	$16.44	$14.78	$12.32	$12.69

Net investment income (a)	0.75	0.28	0.04	0.10	0.08

Net realized and unrealized gain (loss)	(4.67)	3.64	1.68	2.38	(0.45)

Total from investment operations	(3.92)	3.92	1.72	2.48	(0.37)

Distributions to shareholders from net investment income	(0.37)	—	(0.06)	(0.02)	—

Net asset value, end of year	$16.07	$20.36	$16.44	$14.78	$12.32

Total return(b)	(19.55)%	23.84%	11.66%	20.19%	(2.92)%

Net assets, end of year (in 000s)	$417,464	$479,794	$252,603	$89,592	$44,887

Ratio of net expenses to average net assets	1.14%	1.15%	1.17%	1.23%	1.28%

Ratio of total expenses to average net assets	1.17%	1.19%	1.20%	1.29%	1.38%

Ratio of net investment income to average net assets	4.17%	1.47%	0.23%	0.71%	0.57%

Portfolio turnover rate(c)	137%	94%	72%	55%	90%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$19.76	$16.08	$14.50	$12.16	$12.61

Net investment income (loss)(a)	0.59	0.13	(0.08)	— (b)	(0.02)

Net realized and unrealized gain (loss)	(4.53)	3.55	1.66	2.34	(0.43)

Total from investment operations	(3.94)	3.68	1.58	2.34	(0.45)

Distributions to shareholders from net investment income	(0.24)	—	—	—	—

Net asset value, end of year	$15.58	$19.76	$16.08	$14.50	$12.16

Total return(c)	(20.12)%	22.82%	10.87%	19.24%	(3.57)%

Net assets, end of year (in 000s)	$78,662	$97,057	$61,784	$32,620	$20,147

Ratio of net expenses to average net assets	1.89%	1.90%	1.92%	1.98%	2.04%

Ratio of total expenses to average net assets	1.92%	1.94%	1.95%	2.04%	2.12%

Ratio of net investment income (loss) to average net assets	3.36%	0.69%	(0.51)%	(0.02)%	(0.18)%

Portfolio turnover rate(d)	137%	94%	72%	55%	90%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$20.55	$16.56	$14.87	$12.39	$12.73

Net investment income(a)	0.82	0.35	0.09	0.15	0.13

Net realized and unrealized gain (loss)	(4.70)	3.67	1.70	2.39	(0.45)

Total from investment operations	(3.88)	4.02	1.79	2.54	(0.32)

Distributions to shareholders from net investment income	(0.44)	(0.03)	(0.10)	(0.06)	(0.02)

Net asset value, end of year	$16.23	$20.55	$16.56	$14.87	$12.39

Total return(b)	(19.23)%	24.31%	12.06%	20.65%	(2.52)%

Net assets, end of year (in 000s)	$14,193,048	$14,481,792	$8,683,860	$1,996,934	$713,691

Ratio of net expenses to average net assets	0.76%	0.77%	0.79%	0.84%	0.90%

Ratio of total expenses to average net assets	0.79%	0.81%	0.82%	0.90%	0.98%

Ratio of net investment income to average net assets	4.54%	1.83%	0.55%	1.10%	0.96%

Portfolio turnover rate(c)	137%	94%	72%	55%	90%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund
	Investor Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$20.47	$16.51	$14.82	$12.36	$12.71

Net investment income(a)	0.80	0.33	0.08	0.15	0.10

Net realized and unrealized gain (loss)	(4.69)	3.64	1.70	2.36	(0.43)

Total from investment operations	(3.89)	3.97	1.78	2.51	(0.33)

Distributions to shareholders from net investment income	(0.42)	(0.01)	(0.09)	(0.05)	(0.02)

Net asset value, end of year	$16.16	$20.47	$16.51	$14.82	$12.36

Total return(b)	(19.35)%	24.09%	12.00%	20.42%	(2.64)%

Net assets, end of year (in 000s)	$4,425,913	$4,169,364	$2,488,875	$1,098,284	$234,587

Ratio of net expenses to average net assets	0.89%	0.90%	0.92%	0.98%	1.03%

Ratio of total expenses to average net assets	0.92%	0.94%	0.95%	1.04%	1.13%

Ratio of net investment income to average net assets	4.42%	1.70%	0.48%	1.09%	0.77%

Portfolio turnover rate(c)	137%	94%	72%	55%	90%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                17

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$20.55	$16.56	$14.87	$12.39	$12.73

Net investment income(a)	0.83	0.38	0.07	0.05	0.12

Net realized and unrealized gain (loss)	(4.71)	3.64	1.72	2.50	(0.44)

Total from investment operations	(3.88)	4.02	1.79	2.55	(0.32)

Distributions to shareholders from net investment income	(0.44)	(0.03)	(0.10)	(0.07)	(0.02)

Net asset value, end of year	$16.23	$20.55	$16.56	$14.87	$12.39

Total return(b)	(19.17)%	24.27%	12.09%	20.68%	(2.52)%

Net assets, end of year (in 000s)	$1,023,099	$757,796	$391,507	$34,263	$540

Ratio of net expenses to average net assets	0.74%	0.75%	0.77%	0.81%	0.87%

Ratio of total expenses to average net assets	0.78%	0.80%	0.81%	0.92%	0.98%

Ratio of net investment income to average net assets	4.63%	1.97%	0.42%	0.34%	0.92%

Portfolio turnover rate(c)	137%	94%	72%	55%	90%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs GQG Partners International Opportunities Fund
	Class R Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$20.11	$16.28	$14.69	$12.26	$12.66

Net investment income(a)	0.69	0.22	0.01	0.01	0.02

Net realized and unrealized gain (loss)	(4.61)	3.61	1.65	2.43	(0.42)

Total from investment operations	(3.92)	3.83	1.66	2.44	(0.40)

Distributions to shareholders from net investment income	(0.31)	—	(0.07)	(0.01)	—

Net asset value, end of year	$15.88	$20.11	$16.28	$14.69	$12.26

Total return(b)	(19.73)%	23.53%	11.32%	19.91%	(3.16)%

Net assets, end of year (in 000s)	$1,215	$1,095	$735	$208	$25

Ratio of net expenses to average net assets	1.39%	1.40%	1.42%	1.47%	1.53%

Ratio of total expenses to average net assets	1.42%	1.44%	1.45%	1.54%	1.62%

Ratio of net investment income to average net assets	3.88%	1.19%	0.07%	0.05%	0.15%

Portfolio turnover rate(c)	137%	94%	72%	55%	90%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                19

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs GQG Partners International Opportunities Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$20.54	$16.55	$14.86	$12.39	$13.17

Net investment income(b)	0.83	0.37	0.10	0.16	0.02

Net realized and unrealized gain (loss)	(4.71)	3.65	1.69	2.38	(0.80)

Total from investment operations	(3.88)	4.02	1.79	2.54	(0.78)

Distributions to shareholders from net investment income	(0.44)	(0.03)	(0.10)	(0.07)	—

Net asset value, end of period	$16.22	$20.54	$16.55	$14.86	$12.39

Total return(c)	(19.22)%	24.34%	12.08%	20.61%	(5.92)%

Net assets, end of period (in 000s)	$2,099,648	$2,330,569	$1,186,744	$477,609	$233,541

Ratio of net expenses to average net assets	0.74%	0.75%	0.77%	0.82%	0.87%(d)

Ratio of total expenses to average net assets	0.78%	0.80%	0.81%	0.89%	1.02%(d)

Ratio of net investment income to average net assets	4.55%	1.90%	0.61%	1.14%	0.33%(d)

Portfolio turnover rate(e)	137%	94%	72%	55%	90%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a diversified portfolio that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES ( continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours).

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of October 31, 2022:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$493,638,498	$1,688,161,365	$—	(b)
Australia and Oceania	—	169,966,660	—
Europe	1,368,574,795	11,329,451,922	—
North America	3,797,475,001	—	—
South America	1,163,345,953	—	—
Preferred Stocks	—	1,362,338,497	—
Securities Lending Reinvestment Vehicle	114,482,373	—	—
Investment Company	955,445,315	—	—

Total	$7,892,961,935	$14,549,918,444	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)

Amount includes valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of October 31, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, October 31, 2021, they were classified as either Level 1 or Level 2.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended October 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
GQG Partners International Opportunities Fund	0.85%	0.77%	0.73%	0.71%	0.70%	0.72%	0.71%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2022, GSAM waived $1,484,432 of the Fund’s management fee.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2022, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A
GQG Partners International Opportunities Fund	$51,303

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

During the fiscal year ended October 31, 2022, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D. Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fees equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares of the Fund. These arrangements will remain in effect through at least February 28, 2023. Prior to July 1, 2022, fees charged for such transfer agency services were 0.17% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GSAM may voluntarily waive a portion of any payments under the Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended October 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
GQG Partners International Opportunities Fund	$1,484,432	$320,788	$4,485,855	$6,291,075

G. Line of Credit Facility — As of October 31, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2022, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

The table below provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2022:

Fund	Underlying Fund	Beginning Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income
GQG Partners International Opportunities Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	$386,087,268	$10,613,779,909	$(10,044,421,862)	$955,445,315	955,445,315	$9,147,476

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2022, were $34,958,526,537 and $29,469,338,810, respectively.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

6. SECURITIES LENDING (continued)

amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended October 31, 2022, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2022
GQG Partners International Opportunities Fund	$168,918	$112,560	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended October 31, 2022:

Fund	Beginning Value as of October 31, 2021	Purchases at cost	Proceeds from Sales	Ending Value as of October 31, 2022
GQG Partners International Opportunities Fund	$100,750,000	$8,215,321,269	$(8,201,588,896)	$114,482,373

7. TAX INFORMATION

The tax character of distributions paid during the for the fiscal year ended October 31, 2022 was as follows:

Distributions paid from:
Ordinary income	$486,394,469

Total taxable distributions	$486,394,469

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows:

Distributions paid from:
Ordinary income	$23,022,786
Net long-term capital gains	—

Total taxable distributions	$23,022,786

As of October 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$886,206,865

Capital loss carryforwards:
Perpetual Short-Term	(949,841,806)

Unrealized gains (loss) — net	(265,066,834)

Total accumulated earnings (loss) net	$(328,701,775)

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2022

7. TAX INFORMATION (continued)

As of October 31, 2022, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$22,705,208,607

Gross unrealized gain	1,461,446,690
Gross unrealized loss	(1,726,513,524)

Net unrealized loss	$(265,066,834)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts (“Depositary Receipts”), which include American Depositary Receipts (“ADRs”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

8. OTHER RISKS (continued)

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

October 31, 2022

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. OTHER MATTERS

In late February 2022, Russia began an invasion of Ukraine. Following such invasion, the United States, the European Union, and other countries and entities imposed wide-ranging sanctions on Russia and related entities. Certain Funds have limited market value in Russian and Ukrainian securities, which are being valued to reflect the limited liquidity and transferability in the current environment. With the closure of local Russian markets and imposition of sanctions in late February and early March, there are currently limited portfolio management actions possible as many of these assets are either sanctioned and/or cannot be transferred or settled. These sanctions and current environment could impair the ability of these Funds to buy, sell, hold, receive, deliver or otherwise transact in certain securities and other instruments. The full impact of the sanctions and the conflict on these Funds, the financial markets and the global economy is not yet known. Management is continuing to monitor these developments and evaluate other impacts they may have on these Funds.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	GQG Partners International Opportunities Fund
	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Class A Shares
Shares sold	17,718,616	$323,617,669	15,327,690	$285,754,759
Reinvestment of distributions	409,602	7,850,949	—	—
Shares redeemed	(15,719,170)	(277,398,513)	(7,127,502)	(136,492,176)

	2,409,048	54,070,105	8,200,188	149,262,583

Class C Shares
Shares sold	950,808	16,801,761	1,835,193	33,309,917
Reinvestment of distributions	55,958	1,047,010	—	—
Shares redeemed	(870,662)	(15,153,818)	(766,377)	(13,973,158)

	136,104	2,694,953	1,068,816	19,336,759

Institutional Shares
Shares sold	395,831,125	7,132,314,224	266,940,746	5,069,586,246
Reinvestment of distributions	12,354,795	238,278,563	714,993	12,734,017
Shares redeemed	(238,319,685)	(4,220,749,463)	(87,331,187)	(1,667,176,087)

	169,866,235	3,149,843,324	180,324,552	3,415,144,176

Investor Shares
Shares sold	143,023,441	2,582,325,151	89,461,745	1,687,883,379
Reinvestment of distributions	4,708,902	90,582,637	134,073	2,381,133
Shares redeemed	(77,566,273)	(1,384,894,667)	(36,741,877)	(698,655,239)

	70,166,070	1,288,013,121	52,853,941	991,609,273

Class R6 Shares
Shares sold	37,517,687	678,102,440	20,141,520	380,845,722
Reinvestment of distributions	705,431	13,598,097	34,978	622,614
Shares redeemed	(12,051,480)	(215,924,549)	(6,940,777)	(131,493,149)

	26,171,638	475,775,988	13,235,721	249,975,187

Class R Shares
Shares sold	27,258	468,440	23,242	436,058
Reinvestment of distributions	901	17,099	—	—
Shares redeemed	(6,098)	(105,826)	(13,934)	(273,200)

	22,061	379,713	9,308	162,858

Class P Shares
Shares sold	44,042,460	800,568,308	50,605,904	954,425,639
Reinvestment of distributions	2,695,523	51,959,366	145,902	2,597,062
Shares redeemed	(30,759,058)	(535,897,820)	(8,992,585)	(169,667,441)

	15,978,925	316,629,854	41,759,221	787,355,260

NET INCREASE	284,750,081	$5,287,407,058	297,451,747	$5,612,846,096

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs GQG Partners International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs GQG Partners International Opportunities Fund (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopersLLP

Boston, Massachusetts

December 23, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended October 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Administration, Preferred, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Administration, Preferred, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	GQG Partners International Opportunities Fund
	Beginning	Ending		Expenses
	Account	Account		Paid for the
	Value	Value		6 months ended
Share Class	5/1/22	10/31/22		10/31/22*
Class A
Actual	$1,000.00	$890.80		$5.41
Hypothetical 5% return	1,000.00	1,019.50	+	5.78
Class C
Actual	1,000.00	887.70		8.97
Hypothetical 5% return	1,000.00	1,015.70	+	9.58
Institutional
Actual	1,000.00	892.70		3.63
Hypothetical 5% return	1,000.00	1,021.40	+	3.88
Investor
Actual	1,000.00	891.80		4.22
Hypothetical 5% return	1,000.00	1,020.70	+	4.51
Class R6
Actual	1,000.00	893.20		3.54
Hypothetical 5% return	1,000.00	1,021.50	+	3.78
Class R
Actual	1,000.00	890.10		6.60
Hypothetical 5% return	1,000.00	1,018.20	+	7.05
Class P
Actual	1,000.00	892.70		3.54
Hypothetical 5% return	1,000.00	1,021.50	+	3.78

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on the Fund’s actual annualized net expenses ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
GQG Partners International Opportunities Fund	1.14%	1.89%	0.76%	0.89%	0.74%	1.39%	0.74%

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited)

Background

The Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board”) oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was approved for continuation until June 30, 2023 at a meeting on June 9-10, 2022 and was most recently approved for continuation until September 30, 2023 at a meeting held on September 19-20, 2022 (together, the “Annual Meetings”) by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”). At the Annual Meetings, the Board also considered the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and GQG Partners LLC (the “Sub-Adviser”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meetings. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meetings, matters relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates and the Sub-Adviser, including, as applicable, information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Adviser and the Sub-Adviser’s portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Adviser’s compensation arrangements; and the number and types of accounts managed by the portfolio managers;

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s and Sub-Adviser’s processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meetings encompassed the Fund and other mutual funds for which the Board has responsibility. In evaluating the Agreements at the Annual Meetings, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates, and the Sub-Adviser. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Sub-Adviser. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by the Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and the changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Sub-Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser as of March 31, 2022. The information on the Fund’s

                35

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Adviser’s portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the top half of the Fund’s performance peer group for the one- and five-year periods and in the third quartile for the three-year period ended December 31, 2021 and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. They noted the impact that the substantial asset growth of the Fund had on the associated revenues and expenses.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

36

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	0.85%
Next $1 billion	0.77
Next $3 billion	0.73
Next $3 billion	0.71
Over $8 billion	0.70

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them (if any); information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and to limit certain expenses of the Fund that exceed a specified level, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Fund’s Class R6 Shares. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meetings, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above the highest breakpoint.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund distributor; (g) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; (h) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (e) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (f) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the factors considered, and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2023.

                37

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

Sub-Advisory Agreement with GQG Partners LLC

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding the Sub-Adviser’s business continuity planning and remote operations capabilities.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement. The Trustees noted that the compensation paid to the Sub-Adviser is paid by the Investment Adviser, not by the Fund. They also considered the expense limitations that substantially reduce the fees retained by the Investment Adviser, and that the retention of the Sub-Adviser does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement should be approved and continued until September 30, 2023.

38

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust II (the “Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1
Election of Trustees	For	Against/Withhold	Abstain
Steven D. Krichmar	997,212,261	10,105,414	0
Linda A. Lang	1,004,981,372	2,336,303	0
Michael Latham	995,719,416	11,598,259	0
Lawrence W. Stranghoener	995,630,574	11,687,101	0

                39

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				67	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)
Lawrence Hughes Age: 64	Trustee	Since 2016

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				67	None
John F. Killian Age: 67	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	67	Consolidated Edison, Inc. (a utility holding company)
Steven D. Krichmar Age: 64	Trustee	Since 2018

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				67	None
Linda A. Lang Age: 64	Trustee	Since 2021	Ms. Lang is retired. She was formerly Chair of the Board of Directors, (2016-2019) and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	68	None

40

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Michael Latham Age: 57	Trustee	Since 2021

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	FinTech Evolution Acquisition Group (a special purpose acquisition company)
Lawrence W. Stranghoener Age: 68	Trustee	Since 2021

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				68	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

                41

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	171	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2022, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

42

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs GQG Partners International Opportunities Fund—Tax Information (Unaudited)

For the year ended October 31, 2022, 7.49% of the dividends paid from net investment company taxable income by the Goldman Sachs GQG Partners International Opportunities Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2022, 100% of the dividends paid from net investment company taxable income by the Goldman Sachs GQG Partners International Opportunities Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

From distributions paid during the year ended October 31, 2022, the total amount of income received by the Goldman Sachs GQG Partners International Opportunities Fund from sources within foreign countries and possessions of the United States was $0.2802 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Goldman Sachs GQG Partners International Opportunities Fund was 94.38%. The total amount of taxes paid by the Goldman Sachs GQG Partners International Opportunities Fund to such countries was $0.0287 per share.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund4
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund5
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200West Street, New York, New York 10282 The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund managements predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SECs web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (Goldman Sachs) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Holdings and allocations shown are as of October 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poors, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by by calling (retail 1-800-526-7384) (institutional 1-800-621-2550). (C) 2022 Goldman Sachs. All rights reserved. 301381-OTU-1718822 GQGPIOAR-22

Goldman Sachs Multi-Manager Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

   Multi-Manager Alternatives Fund

Investment Objective The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

As of the close of business on January 12, 2022, the HFRXTM Global Hedge Fund Index was no longer used as a secondary benchmark of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -5.31%, -6.08%, -5.07%, -5.10%, -5.06%, -5.57% and -5.07%, respectively. These returns compare to the 0.79% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “ICE BofA Index”), which reflects no deductions for fees or expenses, during the same time period.

References to the Fund’s benchmark mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the ICE BofA Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A

The capital markets broadly declined during the Reporting Period, as persistent inflation, supply-chain shortages, recession fears and tightening central bank monetary policy created a challenging backdrop for investors.

Global equity markets started the Reporting Period strongly, with the MSCI All Country World Index (“MSCI ACWI”) Investable Market Index rising 1.2% in November and December 2021 overall to post a double-digit gain for the 2021 calendar year. For the remainder of the Reporting Period, however, global equity markets were volatile and broadly negative on the back of elevated inflation, rising interest rates and global supply-chain disruptions. In response to stubbornly high inflation, major central banks around the world picked up the pace of interest rate hikes, including the U.S. Federal Reserve (the “Fed”), which raised the targeted federal funds rate to a range between 3.00% and 3.25% by the end of October 2022, its highest level since 2008. Uncertainty about whether central banks could successfully combat inflation and also avoid an economic recession kept equity valuations depressed. Geopolitical tensions further dampened market sentiment, as Russia’s invasion of Ukraine in February 2022 pushed up energy prices and as ongoing COVID-19-related lockdowns in China continued to disrupt global supply chains. For the Reporting Period overall, the MSCI ACWI Investable Market Index, representing global equities, returned -19.96%, with growth stocks broadly underperforming value stocks. From a sector perspective, the higher interest rate environment and macroeconomic uncertainty contributed to a sell-off in long-duration growth stocks within the information technology and consumer discretionary sectors. (Long-duration stocks are those that tend to deliver a higher proportion of their cash flows in the distant future. Duration is a measure of sensitivity to changes in interest rates.) Energy was the best performing sector in the MSCI ACWI Investable Market Index during the Reporting Period, benefiting from rising commodity prices. From a regional standpoint, North American stocks performed better than European, Australian and Asian stocks, but each global region recorded negative absolute returns overall. Emerging markets equities were particularly challenged during the Reporting Period, mainly by the uncertain geopolitical environment and the sharp decline in China’s stock market. The MSCI China All Shares Index returned -42.58% during the Reporting Period overall, as economic growth concerns fueled by the Chinese government’s “zero-COVID” policies and its continuing regulatory crackdown weighed on investor sentiment. Instability and geopolitical concerns within Eastern Europe were also a drag on the performance of emerging markets equities, especially in Hungary and

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Poland, with a number of index providers, including MSCI Inc., excluding Russian securities from their indices in response to Russia’s invasion of Ukraine.

Credit markets broadly fell during the Reporting Period, as interest rates rose and credit spreads widened. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Other headwinds included the ongoing impact of the COVID-19 pandemic, elevated inflation, Russia’s invasion of Ukraine, supply-chain disruptions and changing central bank monetary policies. Bank loans held up better than most other fixed income sectors during the Reporting Period, benefiting from their floating rate nature and strong investor demand. On the other hand, investment grade corporate bonds, which tend to be of longer duration, were hurt by higher interest rates and lagged most other segments of the fixed income market. High yield corporate bonds also weakened during the Reporting Period. Within the emerging markets, U.S. dollar-denominated bonds trailed local currency-denominated bonds due to rising U.S. interest rates and widening credit spreads. Additionally, the exclusion of Russian debt from a number of fixed income indices, along with the resulting fallout on other index constituents, broadly weighed on emerging markets debt. Commodity-rich regions, such as the Middle East and Latin America, generally outperformed Asia and Europe as commodity prices increased during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund generally seeks to achieve its investment objective by allocating its assets among multiple unaffiliated investment managers (“Underlying Managers”) that employ one or more non-traditional and alternative investment strategies. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers as well as for determining the Fund’s asset allocations. The AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund’s results can be attributed to the performance of the Fund’s Underlying Managers.

At various points during the Reporting Period, the Fund had 13 Underlying Managers, though not all were allocated capital. The 13 Underlying Managers were Algert Global LLC (“Algert”); Artisan Partners LP (“Artisan”); Bardin Hill Arbitrage IC Management LP (“Bardin Hill”); Brigade Capital Management, LP (“Brigade”); Crabel

Capital Management, LLC (“Crabel”); GQG Partners LLC (“GQG Partners”); Longfellow Investment Management Co., LLC (“Longfellow”); Marathon Asset Management, L.P. (“Marathon”); River Canyon Fund Management LLC (“River Canyon”); Russell Investments Commodity Advisor, LLC (“RICA”); TCW Investment Management Company LLC (“TCW”), Trium Capital LLP (“Trium”), and Wellington Management Company LLC (“Wellington”).

These 13 Underlying Managers represented five strategies—equity long/short (Wellington); event driven and credit (Bardin Hill, Brigade, Longfellow, Marathon and River Canyon); tactical trading (Crabel); relative value (Algert, TCW and Trium); and dynamic equity (Artisan and GQG Partners). RICA managed a beta completion mandate for the Fund, which provided us with an additional tool to manage the beta of the Fund and is not used to override any views and/or decisions of the Fund’s Underlying Managers. (Beta is a measure of the sensitivity of a portfolio’s returns to broad market returns.)

Of the five Underlying Managers with allocated capital for the entire Reporting Period, three produced negative absolute returns and two produced positive absolute returns. Wellington generated negative absolute returns between the start of the Reporting Period and January 6, 2022, when its assets were redeemed. Marathon produced negative absolute returns between the beginning of the Reporting Period and December 2, 2021, when its assets were redeemed. Longfellow generated negative absolute returns from December 2, 2021, when it was allocated capital, and the end of the Reporting Period. TCW produced negative absolute returns from May 27, 2022, when it was allocated capital, and the end of the Reporting Period. RICA generated a positive absolute return between November 17, 2021, when it was allocated capital, and the end of the Reporting Period. Algert, Brigade and Trium did not have allocated capital during the Reporting Period.

Q	Which strategies most significantly affected Fund performance?

A

Five strategies were employed by the Underlying Managers at various points during the Reporting Period. Four of these five strategies generated negative absolute returns and one generated a positive absolute return. The Fund did not have an allocation to the opportunistic fixed income strategy during the Reporting Period.

The Fund’s dynamic equity strategy detracted most from performance, with both Underlying Managers recording negative returns. From a sector perspective, these results were driven by losses in the information technology,

2

consumer discretionary, financials and communication services sectors. Among the largest detractors were managed health care company UnitedHealth Group, technology and e-commerce company Amazon.com and financial software maker Intuit—all U.S. companies. At the regional level, exposure to North America, predominantly the U.S., hurt performance, offset slightly by exposure to the emerging markets. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view, and may have low excess return correlations to traditional long-only equity strategies. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The event driven and credit strategy overall also detracted from the Fund’s returns, as gains within merger arbitrage were more than offset by losses in structured credit. Meanwhile, the performance of special purpose acquisition company (“SPAC”) strategies was rather flat during the Reporting Period amid economic uncertainty and regulatory concerns that had the effect of decreasing SPAC initial public offering (“IPO”) activity. Within merger arbitrage, positions in the industrials and energy sectors added to results. Within structured credit, losses were concentrated among mortgage-backed securities and, to a much lesser extent, asset-backed securities. A top contributor during the Reporting Period was a U.S. information, data and market measurement firm that performed well on news that a large shareholder had stopped opposing an acquisition deal and had agreed to vote in favor of it. A top detractor was an Australian supplier of information solutions to the global auto industry, which was pressured by delays in the signing of a definitive acquisition agreement. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing style.

The equity long/short strategy had a slightly negative impact on the Fund’s performance between the beginning of the Reporting Period and January 2022, when we removed the Fund’s allocation to the strategy. The Underlying Manager’s exposure to the information technology sector detracted most. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The relative value strategy detracted slightly from the Fund performance between May 2022, when we reestablished the Fund’s allocation, and the end of the Reporting Period. Exposure to the financials and communications services sectors added most to returns during this time period, while short index hedges detracted. (A short index hedge is an investment strategy used to protect (hedge) against the risk of a declining index price in the future.) Relative value strategies seek to identify and capitalize on price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer or an index). Relative value strategies generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. These strategies attempt to exploit a source of return with low correlation to the market and include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.

The tactical trading strategy added to the Fund’s returns during the Reporting Period, as the Underlying Manager’s gains in foreign currency positions and fixed income more than offset marginal losses in equities and commodities. Within commodities, performance was mixed overall, with positive returns in metals but losses across the broader commodities complex, including livestock, energy and agriculture. Crude oil was one of the most challenging market segments during the Reporting Period. Within macro strategies, opportunistic models contributed positively to performance, primarily across the equity markets, while factor timing, reversal and volatility breakout models detracted from returns. Broadly speaking, the whipsawing of the equity markets during the Reporting Period hurt volatility breakout models but benefited opportunistic models. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling

    3

techniques, e.g., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The derivatives used most by Underlying Managers during the Reporting Period were equity futures, interest rate futures, options (single name and index), warrants, rights, interest rate swaps, total return swaps (single name and index), forward contracts, forward foreign currency exchange contracts, structured securities, commodity-linked derivatives, inverse floaters and their related floaters, interest only securities and stripped mortgage-backed securities. Overall, the use of derivatives and similar instruments by the Underlying Managers had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A

During the Reporting Period, shifts in the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. One of the shifts in strategy allocation during the Reporting Period was an increase in the Fund’s exposure to the tactical trading strategy, accomplished through a larger allocation to Crabel. We also reinitiated the Fund’s exposure to the relative value strategy, accomplished by allocating assets to TCW. We funded these increases by decreasing the Fund’s exposure to the event driven and credit strategy and by reducing, and then removing, exposure to the equity long/short strategy. In the process of removing the allocation to the equity long/short strategy, we fully redeemed assets from Wellington, though Wellington remained an Underlying Manager of the Fund. In addition, during November 2021, we reestablished the Fund’s allocation to a beta completion mandate, managed by RICA.

During the Reporting Period overall, we added three Underlying Managers and did not remove any Underlying Managers. In November 2021, Longfellow was added as an Underlying Manager, joining Bardin Hill, Brigade, Marathon and River Canyon, within the event driven and credit strategy, and was allocated capital in December 2021. Longfellow focuses on the equity or fixed income securities of companies involved in corporate event-driven activities, specifically SPAC arbitrage. We funded the allocation to Longfellow by fully redeeming Marathon, though Marathon remained an Underlying Manager of the Fund. During February 2022, TCW became an Underlying Manager within the relative value strategy, focusing on high dividend-paying stock sectors, including real estate and financials. TCW was allocated capital in May 2022. In June, Trium became an Underlying Manager of the Fund within the relative value strategy, joining TCW. Trium, which focuses on opportunities created by index and capital market arbitrage, did not have allocated capital during the Reporting Period.

At the start of the Reporting Period, the Fund’s assets were allocated 7.2% to the equity long/short strategy, 40.0% to the event driven and credit strategy, 20.8% to the tactical trading strategy and 32.0% to the dynamic equity strategy, with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 55.8% to the event driven and credit strategy, 22.2% to the tactical trading strategy, 11.4% to the dynamic equity strategy and 10.6% to the relative value strategy.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver long-term growth of capital across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to navigate a variety of market conditions and provide investors with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

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FUND BASICS

  Multi-Manager Alternatives Fund

      as of October 31, 2022

FUND COMPOSITION *

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/22 ±

Holding	% of Net Assets	Line of Business

Switch, Inc. Class A	2.2%	IT Services

STORE Capital Corp.	2.1	Equity Real Estate Investment Trusts (REITs)

Zendesk, Inc.	1.4	Software

HomeServe PLC	1.1	Commerical Services & Supplies

Intertrust NV	1.1	Professional Services

Tenneco, Inc. Class A	1.0	Auto Components

Atlantia SpA	0.9	Transportation Infrastructure

Atlas Corp.	0.9	Transportation Infrastructure

Climate Real Impact Solutions II Acquisition Corp.	0.8	Diversified Financial Services

Clarim Acquisition Corp.	0.8	Diversified Financial Services

±	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

SUBADVISOR ALLOCATION ×

Percentage of Net Assets as of 10/31/22

Bardin Hill Arbitrage IC Management LP	28.6%

Crabel Capital Management, LLC	22.2

Longfellow Investment Management Co., LLC	21.5

TCW Investment Management Company LLC	10.6

GQG Partners LLC	8.1

Russell Investments Commodity Advisor, LLC	5.2

Artisan Partners Limited Partnership	3.2

Algert Global LLC	0.0

Trium Capital LLP	0.0

Wellington Management Company LLP	0.0

Brigade Capital Management, LP	0.0

Marathon Asset Management, L.P.	0.0

River Canyon Fund Management LLC	0.0

×

The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash, and the allocation to Russell Investments Commodity Advisor, LLC which manages a beta completion mandate for the Fund, and as such the weightings may not sum to 100%.

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FUND BASICS

STRATEGY ALLOCATIONd

    As of October 31, 2022

d

Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Relative Value Strategies seek to identify and capitalize on price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer or an index). Event Driven and Credit Strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class. The percentages above exclude cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate for the Fund.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

                7

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

 Performance Summary

    October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on April 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the ICE BofA Three-Month U.S. Treasury Bill Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Multi-Manager Alternatives Fund’s Lifetime Performance

     Performance of a $1,000,000 investment, with distributions reinvested, from April 30, 2013 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Since Inception

Class A (Commenced April 30, 2013)

Excluding sales charges	-5.31%	2.02%	1.71%

Including sales charges	-10.52%	0.89%	1.11%

Class C (Commenced April 30, 2013)

Excluding contingent deferred sales charges	-6.08%	1.27%	0.94%

Including contingent deferred sales charges	-7.02%	1.27%	0.94%

Institutional (Commenced April 30, 2013)	-5.07%	2.36%	2.07%

Investor (Commenced April 30, 2013)	-5.10%	2.29%	1.96%

Class R6 (Commenced February 28, 2018)	-5.06%	N/A	2.68%

Class R (Commenced April 30, 2013)	-5.57%	1.78%	1.45%

Class P (Commenced April 16, 2018)	-5.07%	N/A	2.76%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

FUND BASICS

 Index Definitions

The ICE BofA Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

HFRI and HFRX and related indices are trademarks and service marks of HFR which has no affiliation with GSAM. Information regarding HFR indices was obtained from HFR’s website and other public sources and is provided for comparison purposes only. HFR does not endorse or approve any of the statements made herein.

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red chips, P chips and foreign listings (e.g., American Depositary Receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

It is not possible to invest directly in an unmanaged index.

                9

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 32.1%

Aerospace & Defense – 0.2%
225	Northrop Grumman Corp.	$123,527
619	Thales SA	78,725
274	TransDigm Group, Inc.	157,758

		360,010

Air Freight & Logistics* – 0.8%
11,840	Atlas Air Worldwide Holdings,
	Inc.	1,197,498

Airlines* – 0.1%
5,100	Southwest Airlines Co.	185,385

Auto Components*(a) – 1.0%
76,748	Tenneco, Inc. Class A	1,511,936

Banks – 0.4%
780	Banco Bilbao Vizcaya Argentaria
	SA	4,024
325,716	Bank Central Asia Tbk PT	184,120
17,312	CaixaBank SA	57,407
11,961	ICICI Bank Ltd. ADR	263,621
500	M&T Bank Corp.	84,185
7,118	UniCredit SpA	88,272

		681,629

Beverages – 0.4%
2,806	Diageo PLC	115,474
3,972	Heineken NV	331,798
1,174	Monster Beverage Corp.*	110,027

		557,299

Biotechnology* – 0.9%
23,436	AVEO Pharmaceuticals, Inc.(a)	346,150
4,488	Biohaven Ltd.	74,366
33	Genmab A/S	12,712
32,252	Myovant Sciences Ltd.(a)	862,418

		1,295,646

Capital Markets – 1.1%
22,322	Cowen, Inc. Class A(a)	862,076
1,596	Deutsche Boerse AG	259,541
89	Moody’s Corp.	23,573
45,800	Oaktree Specialty Lending Corp.	302,280
513	S&P Global, Inc.	164,801

		1,612,271

Commerical Services & Supplies – 1.4%
90,781	Biffa PLC(b)	428,299
126,377	HomeServe PLC	1,720,057

		2,148,356

Communications Equipment – 0.1%
726	Motorola Solutions, Inc.	181,289

Construction & Engineering – 0.1%
675	Quanta Services, Inc.	95,877

Shares	Description	Value

Common Stocks – (continued)

Diversified Consumer Services(c) – 0.0%
5,019	Gymboree Holding Corp.	$—

Diversified Financial Services – 0.3%
13,728	Housing Development Finance
	Corp. Ltd.	410,450

Diversified Telecommunication Services – 0.7%
19,800	Deutsche Telekom AG	373,735
29,000	Frontier Communications Parent,
	Inc.*	679,180

		1,052,915

Electric Utilities – 0.3%
5,124	Fortis, Inc.	199,905
3,845	NextEra Energy, Inc.	297,987

		497,892

Electronic Equipment, Instruments & Components – 0.7%
37,637	Hollysys Automation
	Technologies Ltd.	599,934
1,904	Rogers Corp.*(a)	448,068

		1,048,002

Entertainment – 0.7%
14,126	Activision Blizzard, Inc.(a)	1,028,373
96	Netflix, Inc.*	28,020

		1,056,393

Equity Real Estate Investment Trusts (REITs) – 2.5%
1,169	American Tower Corp.	242,205
16,900	Pebblebrook Hotel Trust	271,076
265	SBA Communications Corp.	71,524
98,808	STORE Capital Corp.(a)	3,142,094

		3,726,899

Food & Staples Retailing – 0.1%
2,344	Metro, Inc.	122,796

Food Products – 0.7%
1,686	Nestle SA	183,536
248,789	Tassal Group Ltd.	826,119

		1,009,655

Health Care Equipment & Supplies* – 0.1%
34,826	SeaSpine Holdings Corp.	223,931

Health Care Providers & Services – 1.0%
316	Elevance Health, Inc.	172,779
267	HCA Healthcare, Inc.	58,065
3,789	LHC Group, Inc.*(a)	633,142
618	McKesson Corp.	240,631
689	UnitedHealth Group, Inc.	382,498

		1,487,115

Hotels, Restaurants & Leisure – 0.1%
33,875	F45 Training Holdings, Inc.*	113,143

10                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks – (continued)

Hotels, Restaurants & Leisure – (continued)
185	Starbucks Corp.	$16,019

		129,162

Household Durables* – 0.2%
7,250	M/I Homes, Inc.	300,802

Household Products – 0.1%
1,536	Reckitt Benckiser Group PLC	101,935

Insurance – 0.2%
1,075	Aon PLC Class A	302,602

Internet & Direct Marketing Retail* – 0.1%
1,296	Amazon.com, Inc.	132,762

IT Services – 3.6%
154,028	Be Shaping the Future SpA	523,611
30,449	Evo Payments, Inc. Class A*	1,025,827
65,242	Link Administration Holdings
	Ltd.	142,678
96,814	Switch, Inc. Class A	3,296,517
1,555	Visa, Inc. Class A	322,134
20,927	Vnet Group, Inc. ADR*	87,684

		5,398,451

Life Sciences Tools & Services – 0.2%
577	Danaher Corp.	145,214
390	Thermo Fisher Scientific, Inc.	200,448

		345,662

Media – 1.1%
71,453	Clear Channel Outdoor Holdings,
	Inc.	102,178
35,879	Shaw Communications, Inc.
	Class B	921,542
28,224	TEGNA, Inc.	589,317

		1,613,037

Metals & Mining – 0.8%
6,715	ArcelorMittal SA	150,422
87,455	Glencore PLC	501,385
8,004	OZ Minerals Ltd.	123,934
3,061	Rio Tinto PLC	163,304
24,123	Vale SA	313,499

		1,252,544

Multiline Retail – 0.1%
462	Dollar Tree, Inc.*	73,227
982	Dollarama, Inc.	58,350

		131,577

Oil, Gas & Consumable Fuels – 1.9%
11,277	Archaea Energy, Inc.*(a)	291,059
271	Cheniere Energy, Inc.	47,807
13,487	Enbridge, Inc.	525,482
13,765	Eni SpA	180,786
2,818	Exxon Mobil Corp.	312,262
39,366	Gazprom PJSC(c)	—

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – (continued)
3,021	LUKOIL PJSC(c)	$—
25,442	Petroleo Brasileiro SA ADR	326,166
4,498	Reliance Industries Ltd.	138,794
27,893	Rosneft Oil Co. PJSC(c)	—
8,424	Shell PLC	233,388
10,096	TotalEnergies SE	550,771
3,612	Tourmaline Oil Corp.	203,514
15,193	Whitehaven Coal Ltd.	88,253

		2,898,282

Personal Products – 0.1%
550	L’Oreal SA	172,702

Pharmaceuticals – 1.1%
6,508	AstraZeneca PLC	763,598
2,277	Novartis AG	184,188
4,338	Novo Nordisk A/S Class B	471,676
623	Roche Holding AG	206,710

		1,626,172

Professional Services*(b) – 1.1%
85,307	Intertrust NV	1,682,720

Real Estate Management & Development(c) – 0.0%
16,347	Immofinanz AG	—

Road & Rail – 0.3%
798	Canadian National Railway Co.	94,515
4,458	Canadian Pacific Railway Ltd.	332,076

		426,591

Semiconductors & Semiconductor Equipment – 0.3%
386	Advanced Micro Devices, Inc.*	23,183
831	ASML Holding NV	390,738
111	KLA Corp.	35,126
122	Lam Research Corp.	49,383

		498,430

Software – 3.8%
22,067	AVEVA Group PLC	789,738
107,302	BTRS Holdings, Inc.*	1,012,931
5,082	ChannelAdvisor Corp.*	117,089
249,231	Infomedia Ltd.	195,921
110	Intuit, Inc.	47,025
29,962	KnowBe4, Inc. Class A*	736,466
466,873	Nearmap Ltd.*	613,803
2,576	Oracle Corp.	201,108
26,710	Zendesk, Inc.*(a)	2,048,390

		5,762,471

Textiles, Apparel & Luxury Goods – 0.1%
1,680	Cie Financiere Richemont SA
	Class A	164,192
95	LVMH Moet Hennessy Louis
	Vuitton SE	59,945

		224,137

The accompanying notes are an integral part of these financial statements.                11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)

Tobacco – 1.1%
20,536	British American Tobacco PLC	$812,187
9,563	Imperial Brands PLC	232,946
40,961	ITC Ltd.	172,705
4,369	Philip Morris International, Inc.	401,293

		1,619,131

Transportation Infrastructure – 1.8%
63,136	Atlantia SpA	1,408,407
89,663	Atlas Corp.	1,326,116

		2,734,523

Wireless Telecommunication Services – 0.4%
12,888	Telephone & Data Systems, Inc.	219,096
2,663	T-Mobile US, Inc.*	403,604

		622,700

TOTAL COMMON STOCKS (Cost $48,588,896)		$48,439,637

Shares	Dividend Rate	Value

Special Purpose Acquisition Company – 21.2%
100,000	Black Spade Acquisition Co.*	$989,000
25,000	B Riley Principal 250 Merger
	Corp.*	246,250
837	Churchill Capital Corp. VI Class A*(a)	8,320
25,409	Churchill Capital Corp. VII*	253,074
8,096	Mason Industrial Technology, Inc. Class A*(a)	80,393
100,000	BlueRiver Acquisition Corp.*	997,000
125,000	Anzu Special Acquisition Corp. I*	1,240,000
75,000	Arrowroot Acquisition Corp.*	742,500
25,000	CF Acquisition Corp. IV*	250,000
14,669	Churchill Capital Corp. VI*	145,663
8,804	Churchill Capital Corp. VII Class A*(a)	87,688
12,312	Churchill Capital Corp. V*	122,935
125,000	Clarim Acquisition Corp.*	1,250,000
125,000	Climate Real Impact Solutions II Acquisition Corp.*	1,250,000
114,056	Compute Health Acquisition Corp.*	1,142,841
125,000	Gaming & Hospitality Acquisition Corp.*	1,246,250
125,000	Gores Holdings VII, Inc.*	1,241,250
100,000	Health Assurance Acquisition Corp.*	1,004,000
125,000	JOFF Fintech Acquisition Corp.*	1,240,000
50,000	Kadem Sustainable Impact Corp.*	495,000
75,000	Landcadia Holdings IV, Inc.*	741,750

Shares	Dividend Rate	Value

Special Purpose Acquisition Company – (continued)
50,000	Mason Industrial Technology, Inc.*	$495,000
17,881	Newbury Street Acquisition Corp.*	177,022
100,000	Priveterra Acquisition Corp.*	990,000
30,462	SportsTek Acquisition Corp.*	303,097
75,000	TCW Special Purpose Acquisition Corp.*	742,500
125,000	Thunder Bridge Capital Partners III, Inc.*	1,236,250
100,000	Z-Work Acquisition Corp.*	989,000
125,000	Apollo Strategic Growth Capital II*	1,241,250
125,000	Arctos NorthStar Acquisition Corp.*	1,246,250
55,000	Authentic Equity Acquisition Corp.*	550,000
52,649	Colonnade Acquisition Corp. II*	523,858
100,000	Constellation Acquisition Corp. I*	999,000
100,000	Ares Acquisition Corp.*	997,000
37,731	FTAC Hera Acquisition Corp.*	376,555
75,000	Marlin Technology Corp.*	750,000
100,000	New Vista Acquisition Corp.*	999,000
40,044	North Atlantic Acquisition Corp. Class A*	400,440
90,000	Pontem Corp.*	900,000
58,919	Powered Brands*	589,190
75,000	RMG Acquisition Corp. III*	749,250
100,000	Ross Acquisition Corp. II*	996,000
75,000	Tailwind International Acquisition Corp.*	747,750
30,000	Progress Acquisition Corp.	301,500

TOTAL SPECIAL PURPOSE ACQUISITION COMPANY
(Cost $32,222,190)		$32,073,826

Shares	Dividend Rate	Value

Preferred Stocks – 0.5%

Oil & Gas – 0.2%

Petroleo Brasileiro SA
55,523	9.200%	$320,422

Regional Banks – 0.3%
Itau Unibanco Holding SA
68,794	3.160	404,867

TOTAL PREFERRED STOCKS
(Cost $596,288)		$725,289

12                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Units		Expiration Date	Value

Warrants – 0.0%

Biote Corp.*

	10,000	03/05/28	$2,100

North Atlantic Acquisition Corp.*

	13,348	10/20/25	133

Progress Acquisition Corp.

	15,000	12/31/27	900

TOTAL WARRANTS (Cost $8,636)			$3,133

Shares		Dividend Rate	Value

Investment Company(d) – 36.3%

Goldman Sachs Financial Square Government Fund - Institutional Shares

	54,883,978	3.066%	$54,883,978

(Cost $54,883,978)

Shares		Description	Value

Common Stocks Sold Short – (0.6)%

Diversified Telecommunication Services – (0.0)%

CAD	41	TELUS Corp.	$(856)

Health Care Equipment & Supplies – (0.1)%

	$14,498	Orthofix Medical, Inc.	(232,838)

Health Care Providers & Services – (0.1)%

	7,408	Signify Health, Inc. Class A	(216,536)

Shares	Description	Value

Common Stocks Sold Short – (continued)

Household Durables – (0.3)%

$7,504	iRobot Corp.	$(423,976)

Metals & Mining – (0.1)%

3,779	Turquoise Hill Resources Ltd.	(106,228)

TOTAL COMMON STOCKS SOLD SHORT (Cost $(986,591))		$(980,434)

TOTAL SECURITIES SOLD SHORT – (0.6)%

(Cost $(986,591))		(980,434)

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.5%		15,844,949

NET ASSETS – 100.0%		$150,990,378

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)

All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $1,825,471, which represents approximately 1.2% of net assets as of October 31, 2022.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Deutsche Bank AG (London)	AUD	200,000	CAD	173,346	11/16/22	$739
	AUD	583,027	EUR	375,000	11/16/22	2,090
	AUD	224,338	GBP	125,000	11/16/22	150
	AUD	1,000,000	JPY	94,306,600	11/16/22	4,589
	AUD	3,300,000	USD	2,080,727	11/16/22	31,070
	BRL	6,860,651	USD	1,300,000	11/03/22	27,193
	CAD	175,164	AUD	200,000	11/16/22	596
	CAD	168,905	EUR	125,000	11/16/22	319
	CAD	800,000	JPY	86,689,360	11/16/22	3,229
	CAD	1,400,000	USD	1,020,074	11/16/22	7,631
	CHF	250,000	USD	250,045	11/16/22	45
	CLP	99,170,756	USD	100,000	11/28/22	4,566
	COP	499,202,000	USD	100,000	11/25/22	626
	EUR	200,000	GBP	171,667	11/16/22	919
	EUR	1,400,000	JPY	203,319,454	11/16/22	15,327
	EUR	3,000,000	USD	2,954,385	11/16/22	13,694
	GBP	250,000	AUD	447,786	11/16/22	268
	GBP	125,000	CHF	143,108	11/16/22	252

The accompanying notes are an integral part of these financial statements.                13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Deutsche Bank AG (London) (continued)	GBP	2,351,329	EUR	2,700,000	11/16/22	$26,395
	GBP	375,000	JPY	63,160,440	11/16/22	4,720
	GBP	1,437,500	USD	1,619,808	11/16/22	29,428
	INR	8,316,887	USD	100,000	11/21/22	217
	JPY	73,593,740	EUR	500,000	11/16/22	1,126
	JPY	641,922,959	USD	4,313,957	11/16/22	10,720
	KRW	142,922,259	USD	100,000	11/04/22	212
	KRW	286,522,789	USD	200,000	11/07/22	717
	KRW	143,307,113	USD	100,000	11/14/22	398
	KRW	143,006,689	USD	100,000	11/18/22	192
	KRW	143,006,289	USD	100,000	11/28/22	203
	MXN	98,500,000	USD	4,919,275	11/16/22	37,171
	NOK	500,000	SEK	529,059	11/16/22	153
	NZD	443,672	AUD	400,000	11/16/22	2,048
	NZD	2,400,000	JPY	203,109,680	11/16/22	27,386
	NZD	2,700,000	USD	1,550,021	11/16/22	20,197
	TRY	47,009,870	USD	2,400,000	12/06/22	57,986
	TWD	3,230,485	USD	100,000	11/28/22	124
	USD	322,272	AUD	500,000	11/16/22	2,302
	USD	661,621	CAD	900,000	11/16/22	955
	USD	879,380	CHF	875,000	11/16/22	4,065
	USD	2,500,000	CNH	18,093,213	11/16/22	31,526
	USD	100,000	COP	481,627,000	11/08/22	2,573
	USD	100,000	COP	464,200,643	11/15/22	6,235
	USD	100,000	COP	488,050,643	11/25/22	1,622
	USD	3,730,838	EUR	3,750,000	11/16/22	20,739
	USD	434,784	GBP	375,000	11/16/22	4,548
	USD	200,000	INR	16,379,226	11/14/22	2,461
	USD	500,000	INR	41,259,976	11/21/22	2,823
	USD	100,000	INR	8,294,743	11/28/22	137
	USD	4,222,610	JPY	625,000,000	11/16/22	11,945
	USD	100,000	KRW	140,655,311	11/14/22	1,460
	USD	100,000	SEK	1,092,318	11/16/22	967
	USD	100,000	ZAR	1,812,841	11/16/22	1,432
MS & Co. Int. PLC	AUD	486,000	USD	306,619	12/20/22	4,772
	CAD	2,505,000	USD	1,828,464	12/20/22	11,400
	EUR	651,000	USD	631,208	12/20/22	14,927
	GBP	155,000	USD	174,558	12/20/22	3,519
	JPY	90,823,000	USD	613,039	12/20/22	1,856
	USD	2,092,803	AUD	3,118,000	12/20/22	95,024
	USD	3,104,812	CAD	4,137,000	12/20/22	66,280
	USD	240,943	CHF	231,000	12/20/22	8,791
	USD	4,339,358	EUR	4,307,000	12/20/22	64,543
	USD	174,690	GBP	150,000	12/20/22	2,357
	USD	2,135,636	JPY	303,375,000	12/20/22	81,708

TOTAL						$783,663

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG (London)	AUD	200,000	CAD	176,174	11/16/22	$(1,337)

14                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG (London) (continued)	AUD	400,000	NZD	446,344	11/16/22	$ (3,601)
	AUD	200,000	USD	129,137	11/16/22	(1,149)
	BRL	516,609	USD	100,000	11/03/22	(62)
	CAD	172,987	AUD	200,000	11/16/22	(1,003)
	CAD	100,000	USD	73,707	11/16/22	(300)
	CHF	142,919	GBP	125,000	11/16/22	(441)
	CHF	1,250,000	USD	1,259,600	11/16/22	(9,150)
	CNH	23,109,193	USD	3,200,000	11/16/22	(47,190)
	COP	457,089,357	USD	100,000	11/08/22	(7,536)
	COP	461,909,357	USD	100,000	11/15/22	(6,697)
	COP	482,824,000	USD	100,000	11/21/22	(2,595)
	EUR	625,000	AUD	973,548	11/16/22	(4,662)
	EUR	125,000	CAD	169,213	11/16/22	(545)
	EUR	3,000,000	GBP	2,608,620	11/16/22	(24,775)
	EUR	900,000	JPY	132,358,167	11/16/22	(1,282)
	EUR	125,000	NOK	1,294,569	11/16/22	(917)
	EUR	1,750,000	USD	1,752,753	11/16/22	(21,373)
	GBP	125,000	AUD	224,180	11/16/22	(49)
	GBP	125,000	JPY	21,401,769	11/16/22	(773)
	GBP	750,000	USD	865,949	11/16/22	(5,477)
	HUF	81,796,890	USD	200,000	11/16/22	(3,551)
	INR	16,505,100	USD	200,000	11/14/22	(943)
	INR	32,940,749	USD	400,000	11/21/22	(3,070)
	INR	8,256,750	USD	100,000	11/28/22	(594)
	INR	16,506,050	USD	200,000	11/30/22	(1,327)
	JPY	56,504,800	AUD	600,000	11/16/22	(3,287)
	JPY	86,159,080	CAD	800,000	11/16/22	(6,801)
	JPY	44,009,826	EUR	300,000	11/16/22	(310)
	JPY	84,380,875	GBP	500,000	11/16/22	(5,168)
	JPY	236,199,060	NZD	2,800,000	11/16/22	(37,085)
	JPY	162,500,000	USD	1,104,810	11/16/22	(10,037)
	KRW	139,786,689	USD	100,000	11/14/22	(2,068)
	NOK	1,283,764	EUR	125,000	11/16/22	(123)
	NOK	1,031,489	USD	100,000	11/16/22	(731)
	NZD	200,000	USD	116,780	11/16/22	(468)
	SGD	141,269	USD	100,000	11/16/22	(196)
	TRY	1,910,310	USD	100,000	12/06/22	(116)
	USD	3,074,060	AUD	4,900,000	11/16/22	(61,637)
	USD	1,400,000	BRL	7,407,815	11/03/22	(33,042)
	USD	100,000	BRL	536,062	12/02/22	(3,030)
	USD	1,600,689	CAD	2,200,000	11/16/22	(14,275)
	USD	1,121,075	CHF	1,125,000	11/16/22	(4,330)
	USD	100,000	CLP	96,946,394	11/28/22	(2,221)
	USD	500,000	CNH	3,668,435	11/16/22	(488)
	USD	100,000	COP	498,544,643	11/21/22	(577)
	USD	3,800,594	EUR	3,875,000	11/16/22	(33,175)
	USD	2,253,805	GBP	2,000,000	11/16/22	(40,784)
	USD	200,000	HUF	84,651,700	11/16/22	(3,304)
	USD	1,539,041	JPY	229,422,959	11/16/22	(6,596)
	USD	100,000	KRW	143,604,211	11/04/22	(690)
	USD	200,000	KRW	286,621,150	11/07/22	(786)
	USD	100,000	KRW	142,914,260	11/14/22	(123)
	USD	100,000	KRW	143,307,614	11/18/22	(403)
	USD	100,000	KRW	143,957,811	11/28/22	(870)

The accompanying notes are an integral part of these financial statements.                15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG (London) (continued)	USD	3,347,139	MXN	67,000,000	11/16/22	$ (24,249)
	USD	200,000	NOK	2,127,056	11/16/22	(4,703)
	USD	2,031,913	NZD	3,600,000	11/16/22	(61,709)
	USD	100,000	SGD	142,608	11/16/22	(750)
	USD	2,100,000	TRY	41,525,210	12/06/22	(71,215)
	USD	299,988	TWD	9,711,647	11/28/22	(1,009)
	ZAR	1,830,560	USD	100,000	11/16/22	(468)
MS & Co. Int. PLC	AUD	458,000	USD	302,087	12/20/22	(8,636)
	CAD	261,000	USD	191,791	12/20/22	(92)
	GBP	3,000	USD	3,487	12/20/22	(40)
	JPY	147,083,000	USD	1,023,442	12/20/22	(27,653)
	USD	478,818	AUD	759,000	12/20/22	(7,493)
	USD	14,639	CAD	20,000	12/20/22	(50)
	USD	2,854,085	GBP	2,607,000	12/20/22	(141,061)

TOTAL						$(772,248)

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
20 Year U.S. Treasury Bonds	2	12/20/22	$241,000	$ (1,002)
Canola	3	01/13/23	38,713	4
Cattle Feeder	2	01/26/23	179,450	521
Copper	1	11/01/22	190,475	(4,841)
Copper	2	11/04/22	376,158	(10,599)
Copper	1	11/08/22	188,144	(10,959)
Copper	2	11/09/22	376,321	(25,782)
Copper	1	11/14/22	188,242	(13,786)
Copper	1	11/15/22	188,259	(12,763)
Copper	1	11/18/22	188,153	(12,762)
Copper	1	11/22/22	188,060	(12,831)
Copper	3	11/23/22	564,038	(49,059)
Copper	1	12/01/22	188,075	(8,365)
Copper	1	12/08/22	187,950	(8,487)
Copper	1	12/12/22	187,900	(8,391)
Copper	1	12/13/22	187,853	3,788
Copper	1	12/21/22	187,475	3,635
Copper	1	12/23/22	187,075	(928)
Copper	1	12/28/22	187,125	4,359
Copper	1	01/04/23	187,031	(5,059)
Copper	3	01/05/23	561,038	(7,453)
Copper	3	01/06/23	560,981	(6,990)
Copper	1	01/10/23	186,973	(3,030)
Copper	2	01/11/23	373,925	(4,069)
Copper	3	01/13/23	560,438	(6,834)
Copper	2	01/18/23	373,100	319
Copper	2	01/20/23	372,638	(3,081)
Copper	3	01/25/23	582,450	16,125
Copper	2	01/26/23	372,513	(11,819)
Corn	3	12/14/22	103,725	931

16                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Crude Palm Oil	8	01/13/23	$171,489	$ (4,078)
DAX Index	2	12/16/22	656,643	8,546
E-mini Consumer Discretionary Select Sector	1	12/16/22	146,050	2,979
E-Mini Crude Oil	1	11/18/22	43,265	(724)
E-Mini Russell 2000 Index	2	12/16/22	185,300	5,557
Euro Stoxx 50 Index	7	12/16/22	250,284	1,312
Fcoj-A	1	01/10/23	30,165	(602)
FTSE China A50 Index	3	11/29/22	33,483	(775)
FTSE KLCI Index	1	11/30/22	15,451	103
Gasoline RBOB	1	11/30/22	106,079	(5,038)
Gasoline RBOB	1	12/30/22	103,274	(1,262)
Japan 10 Year Government Bonds	1	12/13/22	1,000,504	2,554
Lead	1	11/04/22	49,446	(1,532)
Lead	1	11/08/22	49,446	(157)
Lead	1	11/30/22	49,368	(266)
Lead	1	12/13/22	49,365	611
Lead	1	12/15/22	49,365	3,424
Lead	1	12/21/22	49,365	3,274
Lead	1	12/22/22	49,358	2,430
Lead	1	12/28/22	49,346	3,430
Lead	2	01/03/23	98,737	3,918
Lead	1	01/04/23	49,377	2,711
Lead	1	01/06/23	49,377	(2,814)
Lead	1	01/10/23	49,377	(2,164)
Lead	1	01/13/23	49,369	2,060
Lead	1	01/18/23	49,358	2,080
Lead	1	01/20/23	49,344	991
Live Cattle	7	12/30/22	426,930	435
Low Sulphur Gas Oil	1	01/12/23	98,750	(276)
Maize	1	03/06/23	16,800	(50)
Mexican Peso	5	12/19/22	125,100	597
Mini FTSE/MIB Index	2	12/16/22	44,556	939
Mini Topix Index	2	12/08/22	25,905	70
MSCI Emerging Markets Index	11	12/16/22	469,480	(9,113)
Nickel	1	12/01/22	130,423	(17,147)
Nickel	2	12/05/22	260,911	9,745
Nickel	1	12/07/22	130,472	419
Nickel	2	12/12/22	261,024	(34,037)
Nickel	1	12/16/22	130,512	(16,191)
Nickel	1	12/21/22	130,512	(441)
Nickel	2	01/03/23	261,336	3,270
Nickel	1	01/06/23	130,696	(461)
Nickel	1	01/11/23	130,743	(489)
Nickel	1	01/12/23	130,749	(492)
Nickel	1	01/17/23	130,779	876
Nickel	1	01/24/23	130,795	(369)
Nikkei 225 Index	3	12/08/22	415,626	1,458
Nikkei 225 Mini Index	3	12/08/22	55,584	473
NY Harbor ULSD	2	11/30/22	308,624	(3,221)
Primary Aluminum	6	11/01/22	330,111	(41,451)
Primary Aluminum	1	11/02/22	55,419	(5,184)
Primary Aluminum	2	11/03/22	110,878	(8,304)

The accompanying notes are an integral part of these financial statements.                17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Primary Aluminum	3	11/04/22	$166,350	$ (13,172)
Primary Aluminum	1	11/10/22	55,487	(4,795)
Primary Aluminum	2	11/14/22	111,000	(14,231)
Primary Aluminum	1	11/15/22	55,500	(4,797)
Primary Aluminum	2	11/16/22	111,000	(10,819)
Primary Aluminum	1	11/18/22	55,475	(5,016)
Primary Aluminum	1	11/22/22	55,497	(379)
Primary Aluminum	2	11/25/22	111,025	(7,412)
Primary Aluminum	1	11/30/22	55,539	(376)
Primary Aluminum	1	12/05/22	55,565	(304)
Primary Aluminum	1	12/07/22	55,575	(728)
Primary Aluminum	1	12/08/22	55,588	510
Primary Aluminum	1	12/09/22	55,600	(2,053)
Primary Aluminum	1	12/13/22	55,650	(1,906)
Primary Aluminum	1	12/14/22	55,650	(2,116)
Primary Aluminum	1	12/16/22	55,650	(2,134)
Primary Aluminum	1	12/23/22	55,592	364
Primary Aluminum	1	01/03/23	55,576	(2,077)
Primary Aluminum	1	01/04/23	55,588	(1,066)
Primary Aluminum	1	01/10/23	55,563	(1,928)
Primary Aluminum	1	01/12/23	55,550	(2,953)
Primary Aluminum	2	01/13/23	111,050	(5,669)
Primary Aluminum	1	01/17/23	55,545	(1,058)
Primary Aluminum	1	01/18/23	55,550	(591)
Primary Aluminum	1	01/20/23	55,450	409
Primary Aluminum	1	01/26/23	55,544	(2,672)
Primary Aluminum	1	01/27/23	55,513	(2,428)
S&P 500 E-Mini Index	2	12/16/22	388,300	(2,938)
S&P Toronto Stock Exchange 60 Index	1	12/15/22	172,878	(132)
SGX Nifty 50 Index	3	11/24/22	108,363	847
Silver	1	12/28/22	95,595	(1,957)
Soybean	7	12/14/22	305,250	5,437
Soybean	15	01/13/23	1,064,625	15,490
Stoxx 600 Index	1	12/16/22	16,850	1,072
SX5E Dividend	1	12/15/23	12,136	78
TOPIX Index	3	12/08/22	388,581	432
U.S. Dollar	3	12/19/22	334,260	3,540
US Dollar	16	11/21/22	160,185	422
Wheat	1	12/12/22	17,406	85
Wheat	2	12/14/22	97,875	258
WTI Crude Oil	3	11/21/22	259,593	(9,062)
Zinc	1	12/30/22	67,638	(7,130)
Zinc	1	01/24/23	67,463	(7,042)

Total				$ (381,581)

Short position contracts:
10 Year German Euro-Bund	(31)	12/08/22	(4,241,212)	1,484
10 Year U.K. Long Gilt	(10)	12/28/22	(1,171,226)	(153)
10 Year U.S. Treasury Notes	(47)	12/20/22	(5,197,906)	698
2 Year Italian Government Notes	(1)	12/08/22	(104,814)	96
2 Year U.S. Treasury Notes	(10)	12/30/22	(2,043,828)	2,481

18                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
5 Year German Euro-Bobl	(13)	12/08/22	$(1,537,430)	$126
5 Year U.S. Treasury Notes	(37)	12/30/22	(3,943,969)	13,738
Amsterdam Exchanges Index	(3)	11/18/22	(264,412)	(12,554)
Brent Crude	(4)	11/30/22	(371,240)	(2,294)
Brent Crude	(1)	12/29/22	(91,020)	710
British Pound	(1)	12/19/22	(71,788)	475
CAC40 Index	(17)	11/18/22	(929,227)	(29,606)
Canada 10 Year Government Bonds	(3)	12/19/22	(270,922)	(2,697)
CBOE Volatility Index	(47)	11/16/22	(1,216,139)	137,377
CBOE Volatility Index	(21)	12/21/22	(554,392)	21,223
Cocoa	(2)	12/14/22	(46,700)	(1,015)
Coffee	(2)	12/19/22	(133,275)	(1,031)
Copper	(1)	11/01/22	(190,475)	10,628
Copper	(2)	11/04/22	(376,158)	25,962
Copper	(1)	11/08/22	(188,144)	12,906
Copper	(2)	11/09/22	(376,321)	22,848
Copper	(1)	11/14/22	(188,242)	12,986
Copper	(1)	11/15/22	(188,259)	8,838
Copper	(1)	11/18/22	(188,153)	12,819
Copper	(1)	11/22/22	(188,060)	12,787
Copper	(3)	11/23/22	(564,038)	34,191
Copper	(1)	12/01/22	(188,075)	2,759
Copper	(1)	12/08/22	(187,950)	5,634
Copper	(1)	12/12/22	(187,900)	8,474
Copper	(1)	12/13/22	(187,853)	9,506
Copper	(1)	12/21/22	(187,475)	4,522
Copper	(1)	12/23/22	(187,075)	(3,565)
Copper	(5)	12/28/22	(524,625)	(169)
Copper	(1)	01/04/23	(187,031)	2,485
Copper	(3)	01/05/23	(561,038)	12,503
Copper	(3)	01/06/23	(560,981)	5,822
Copper	(1)	01/10/23	(186,973)	2,422
Copper	(2)	01/11/23	(373,925)	4,794
Copper	(3)	01/13/23	(560,438)	7,991
Copper	(2)	01/18/23	(373,100)	5,044
Copper	(2)	01/20/23	(372,638)	4,857
Copper	(3)	01/25/23	(582,450)	(20,772)
Copper	(2)	01/26/23	(372,513)	4,994
Copper	(1)	01/27/23	(186,275)	2,650
Copper	(1)	01/31/23	(186,250)	309
DAX Index	(1)	12/16/22	(328,321)	(275)
DJIA E-Mini Index	(3)	12/16/22	(491,625)	(6,155)
Euro Stoxx 50 Index	(20)	12/16/22	(715,097)	3,577
Eurodollars	(1)	12/18/23	(239,601)	37
French 10 Year Government Bonds	(8)	12/08/22	(1,050,549)	2,182
FTSE 100 Index	(16)	12/16/22	(1,059,614)	53,470
FTSE/JSE Top 40 Index	(1)	12/15/22	(32,917)	(1)
FTSE/MIB Index	(7)	12/16/22	(111,391)	(16,947)
German10 Year Government Bonds	(9)	12/08/22	(951,106)	655
Gold 100 Oz	(7)	12/28/22	(1,148,490)	8,365
Hang Seng Index	(3)	11/29/22	(186,467)	16,559
HSCEI	(3)	11/29/22	(94,380)	8,182

The accompanying notes are an integral part of these financial statements.                19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
IBEX 35 Index	(2)	11/18/22	$(157,132)	$(7,911)
Italian 10 Year Government Bonds	(12)	12/08/22	(1,359,634)	(8,621)
Kospi 200 Index	(10)	12/08/22	(527,748)	(5,894)
Lead	(1)	11/04/22	(49,446)	226
Lead	(1)	11/08/22	(49,446)	3,764
Lead	(1)	11/30/22	(49,368)	554
Lead	(1)	12/13/22	(49,365)	(3,430)
Lead	(1)	12/15/22	(49,365)	(1,305)
Lead	(1)	12/21/22	(49,365)	(3,467)
Lead	(1)	12/22/22	(49,358)	(1,977)
Lead	(1)	12/28/22	(49,346)	(5,299)
Lead	(2)	01/03/23	(98,737)	(5,068)
Lead	(1)	01/04/23	(49,377)	(2,049)
Lead	(1)	01/10/23	(49,377)	(1,989)
Lead	(1)	01/13/23	(49,369)	1,541
Lead	(1)	01/18/23	(49,358)	951
Lead	(1)	01/20/23	(49,344)	(2,097)
Lead	(1)	01/26/23	(49,344)	(1,997)
Low Sulphur Gas Oil	(1)	12/12/22	(101,975)	774
Mini HSI Index	(5)	11/29/22	(93,233)	6,756
MSCI Emerging Markets Index	(72)	12/16/22	(3,072,960)	424,652
Nasdaq 100 E-Mini Index	(7)	12/16/22	(1,602,615)	2,985
Natural Gas	(1)	11/28/22	(63,550)	(4,072)
New Zealand Dollar	(1)	12/19/22	(58,135)	(1,196)
Nickel	(1)	12/01/22	(130,423)	(6,526)
Nickel	(2)	12/05/22	(260,911)	34,079
Nickel	(1)	12/07/22	(130,472)	17,032
Nickel	(2)	12/12/22	(261,024)	21,300
Nickel	(1)	12/16/22	(130,512)	439
Nickel	(1)	12/21/22	(130,512)	23,265
Nickel	(2)	01/03/23	(261,336)	876
Nickel	(2)	01/06/23	(261,392)	11,362
Nickel	(1)	01/11/23	(130,743)	1,074
Nickel	(1)	01/12/23	(130,749)	(642)
Nickel	(1)	01/17/23	(130,779)	501
Nickel	(3)	01/27/23	(392,460)	8,217
Nickel	(1)	01/31/23	(130,854)	(207)
OMXS 30 Index	(14)	11/18/22	(195,568)	(2,413)
Primary Aluminum	(6)	11/01/22	(330,111)	35,545
Primary Aluminum	(1)	11/02/22	(55,419)	4,778
Primary Aluminum	(2)	11/03/22	(110,878)	13,538
Primary Aluminum	(3)	11/04/22	(166,350)	20,228
Primary Aluminum	(1)	11/10/22	(55,487)	6,260
Primary Aluminum	(2)	11/14/22	(111,000)	5,069
Primary Aluminum	(1)	11/15/22	(55,500)	5,234
Primary Aluminum	(2)	11/16/22	(111,000)	409
Primary Aluminum	(1)	11/18/22	(55,475)	4,259
Primary Aluminum	(1)	11/22/22	(55,497)	4,238
Primary Aluminum	(2)	11/25/22	(111,025)	12,194
Primary Aluminum	(1)	11/30/22	(55,539)	4,170
Primary Aluminum	(1)	12/05/22	(55,565)	1,632
Primary Aluminum	(1)	12/07/22	(55,575)	697

20                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Primary Aluminum	(1)	12/08/22	$(55,588)	$1,297
Primary Aluminum	(1)	12/09/22	(55,600)	(603)
Primary Aluminum	(1)	12/13/22	(55,650)	1,834
Primary Aluminum	(1)	12/14/22	(55,650)	1,999
Primary Aluminum	(1)	12/16/22	(55,650)	1,910
Primary Aluminum	(1)	12/23/22	(55,592)	1,930
Primary Aluminum	(1)	01/03/23	(55,576)	(2,004)
Primary Aluminum	(1)	01/04/23	(55,588)	2,072
Primary Aluminum	(1)	01/10/23	(55,563)	2,110
Primary Aluminum	(1)	01/11/23	(55,556)	(372)
Primary Aluminum	(2)	01/13/23	(111,050)	5,681
Primary Aluminum	(2)	01/17/23	(111,090)	1,079
Primary Aluminum	(1)	01/20/23	(55,450)	184
Primary Aluminum	(1)	01/24/23	(55,515)	(656)
Primary Aluminum	(1)	01/27/23	(55,513)	709
S&P 500 E-Mini Index	(98)	12/16/22	(19,026,700)	935,706
S&P Toronto Stock Exchange 60 Index	(5)	12/15/22	(864,389)	12,648
Soybean	(1)	01/13/23	(41,910)	(572)
SPI 200 Index	(5)	12/15/22	(548,180)	11,969
Stoxx 600 Banks Index	(1)	12/16/22	(6,367)	(77)
Swiss Frank	(1)	12/19/22	(125,506)	793
TOPIX Index	(12)	12/08/22	(1,554,323)	(11,799)
Ultra Long U.S. Treasury Bonds	(6)	12/20/22	(765,938)	(5,568)
Wheat	(3)	12/14/22	(137,288)	(5,307)
WTI Crude	(1)	12/20/22	(85,400)	(982)
Zinc	(1)	12/28/22	(67,675)	5,680
Zinc	(1)	01/06/23	(67,563)	7,458

Total				$1,992,490

TOTAL FUTURES CONTRACTS				$1,610,909

SWAP CONTRACTS — At October 31, 2022, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

Alexandria Real Estate Equities, Inc.	(0.400)%	BofA Securities LLC	07/10/23-07/12/23	683	$ —
Alexandria Real Estate Equities, Inc.	0.000	BofA Securities LLC	07/18/23	102	—
American Airlines Group, Inc.	(0.350)	BofA Securities LLC	07/05/23	116	—
American Airlines Group, Inc.	0.000	BofA Securities LLC	07/13/23	177	—
Blackstone Mortgage Trust, Inc.	0.000	BofA Securities LLC	07/24/23	280	—
Blackstone Mortgage Trust, Inc.	(0.350)	BofA Securities LLC	07/27/23	137	—
Boston Properties, Inc.	(0.350)	BofA Securities LLC	11/03/23	313	—
Brixmor Property Group, Inc.	0.400	BofA Securities LLC	11/03/23	558	—
Brixmor Property Group, Inc.	0.000	BofA Securities LLC	11/07/23	558	—
Calnex Solutions PLC	(0.350)	BofA Securities LLC	11/07/23	175	—
Capitol Federal Financial, Inc.	(0.350)	BofA Securities LLC	07/07/23	146	—
Capitol Federal Financial, Inc.	0.000	BofA Securities LLC	07/13/23	202	—
Choice Hotels International, Inc.	(0.350)	BofA Securities LLC	07/03/23-07/13/23	416	—

The accompanying notes are an integral part of these financial statements.                21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

Clorox Co.	(0.350)%	BofA Securities LLC	07/03/23-07/17/23	360	$ —
Digital Realty Trust, Inc.	(0.350)	BofA Securities LLC	07/31/23	251	—
Digital Realty Trust, Inc.	0.000	BofA Securities LLC	07/31/23	251	—
Equinix, Inc.	(0.400)	BofA Securities LLC	07/12/23	283	—
Essex Property Trust, Inc.	(0.350)	BofA Securities LLC	07/07/23	169	—
Essex Property Trust, Inc.	0.000	BofA Securities LLC	07/13/23	156	—
First Financial Bankshares, Inc.	0.000	BofA Securities LLC	07/14/23	242	—
Frontier Communications Parent, Inc.	0.000	BofA Securities LLC	07/18/23-07/27/23	281	—
Gaming & Leisure Properties, Inc.	0.000	BofA Securities LLC	11/13/23	521	—
Hercules Capital, Inc.	(2.810)	BofA Securities LLC	07/07/23	199	—
Hercules Capital, Inc.	(2.781)	BofA Securities LLC	07/13/23	141	—
Hercules Capital, Inc.	(3.193)	BofA Securities LLC	07/27/23	169	—
Hilton Worldwide Holdings, Inc.	(0.350)	BofA Securities LLC	07/05/23-07/14/23	351	—
Iron Mountain, Inc.	(0.350)	BofA Securities LLC	08/18/23	270	—
Kimco Realty Corp.	(0.350)	BofA Securities LLC	07/18/23	346	—
KKR Real Estate Finance Trust, Inc.	(0.350)	BofA Securities LLC	07/07/23	106	—
M&T Bank Corp.	(0.400)	BofA Securities LLC	07/12/23	337	—
M&T Bank Corp.	0.000	BofA Securities LLC	07/17/23-07/18/23	607	—
M/I Homes, Inc.	0.000	BofA Securities LLC	07/13/23-11/13/23	703	—
Main Street Capital Corp.	(1.260)	BofA Securities LLC	07/07/23	107	—
Main Street Capital Corp.	(1.271)	BofA Securities LLC	07/17/23	229	—
McCormick & Co., Inc.	(0.350)	BofA Securities LLC	06/07/23-07/17/23	291	—
National Beverage Corp.	(0.350)	BofA Securities LLC	07/17/23	251	—
NexPoint Diversified Real Estate Trust	0.000	BofA Securities LLC	11/07/23-11/13/23	163	—
Oaktree Specialty Lending Corp.	(0.400)	BofA Securities LLC	07/13/23	391	—
OC5L Index	0.000	BofA Securities LLC	11/07/23	76	—
Oculus Innovative Sciences, Inc.	0.000	BofA Securities LLC	11/13/23	9	—
Office Properties Income Trust	(0.350)	BofA Securities LLC	07/19/23	124	—
Pebblebrook Hotel Trust	(0.400)	BofA Securities LLC	07/12/23	231	—
PennyMac Financial Services, Inc.	0.000	BofA Securities LLC	08/14/23	357	—
PetMed Express, Inc.	(0.932)	BofA Securities LLC	08/18/23	197	—
PetMed Express, Inc.	(0.899)	BofA Securities LLC	08/21/23	40	—
Prospect Capital Corp.	(0.120)	BofA Securities LLC	07/03/23	174	—
Prospect Capital Corp.	(2.259)	BofA Securities LLC	07/13/23	131	—
Realty Income Corp.	(0.350)	BofA Securities LLC	07/05/23	199	—
Realty Income Corp.	0.000	BofA Securities LLC	07/13/23	174	—
Regency Centers Corp.	(0.350)	BofA Securities LLC	06/07/23-07/13/23	308	—
Shenandoah Telecommunications Co.	(0.350)	BofA Securities LLC	07/03/23	122	—
Shenandoah Telecommunications Co.	0.000	BofA Securities LLC	07/13/23	197	—
Southwest Airlines Co.	0.000	BofA Securities LLC	07/13/23-07/18/23	534	—
Target Corp.	(0.350)	BofA Securities LLC	07/27/23	99	—
Target Corp.	0.000	BofA Securities LLC	11/07/22	345	—
Telephone & Data Systems, Inc.	(0.400)	BofA Securities LLC	07/12/23	415	—
TPG RE Finance Trust, Inc.	0.000	BofA Securities LLC	07/13/23	385	—

22                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

VICI Properties, Inc.	0.000%	BofA Securities LLC	07/17/23-07/18/23	798	$—
WD-40 Co.	(0.350)	BofA Securities LLC	07/14/23-11/07/23	288	—
Wyndham Hotels & Resorts, Inc.	0.000	BofA Securities LLC	11/27/23	326	—
Atlantia SpA	0.740	MS & Co. Int. PLC	07/07/23	40	9,558
ContourGlobal PLC	2.190	MS & Co. Int. PLC	08/14/23	113	8,912
Electricite de France SA	0.740	MS & Co. Int. PLC	07/07/23	56	3,372
Euromoney Institutional Investor PLC	2.190	MS & Co. Int. PLC	08/14/23	13	2,045
Ramsay Health Care Ltd	2.740	MS & Co. Int. PLC	03/25/24	3	9,753
Schroders PLC	0.000	MS & Co. Int. PLC	12/31/99	130	(13,977)

TOTAL					$19,663

#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At October 31, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Magnachip Semiconductor Corp.	$17.500	12/16/2022	80	$140,000	$400	$ 11,322	$ (10,922)
Signify Health, Inc.	30.000	11/18/2022	74	222,000	370	1,593	(1,223)

			154	$362,000	$770	$ 12,915	$ (12,145)

Puts
Atlas Corp.	12.500	11/18/2022	162	202,500	2,025	6,509	(4,484)
Atlas Corp.	12.500	01/20/2023	72	90,000	1,260	1,880	(620)
Capitol Federal Financial, Inc.	10.000	02/17/2023	200	200,000	39,000	33,698	5,302
Ishares Russel 2000 ETF	180.000	01/20/2023	83	1,494,000	66,732	84,902	(18,170)
SPDR S&P 500 ETF	340.000	03/17/2023	60	2,040,000	47,490	99,471	(51,981)
Tenneco, Inc.	18.000	11/18/2022	84	151,200	1,890	9,788	(7,898)
Turquoise Hill Resources Ltd.	27.000	11/18/2022	68	183,600	15,470	12,360	3,110
Twitter, Inc.	50.000	11/04/2022	323	1,615,000	—	105,475	(105,475)
Usertesting, Inc.	7.500	12/16/2022	34	25,500	595	715	(120)
Usertesting, Inc.	7.500	02/17/2023	224	168,000	4,480	5,513	(1,033)
Vonage Holdings Corp.	15.000	12/16/2022	221	331,500	—	44,829	(44,829)
Vonage Holdings Corp.	16.000	12/16/2022	94	150,400	—	13,816	(13,816)

			1,625	$6,651,700	$178,942	$418,956	$(240,014)

Total purchased option contracts			1,779	$7,013,700	$179,712	$431,871	$(252,159)

The accompanying notes are an integral part of these financial statements.                23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

October 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
Biohaven Pharmaceutical Holdings	$150.000	12/16/2022	(58)	$(870,000)	$(36,540)	$ (5,305)	$ (31,235)
Magnachip Semiconductor Corp.	22.500	12/16/2022	(80)	(180,000)	(400)	(2,478)	2,078

			(138)	$(1,050,000)	$(36,940)	$ (7,783)	$ (29,157)

Puts
SPDR S&P 500 ETF	270.000	03/17/2023	(60)	(1,620,000)	(10,620)	(28,285)	17,665

Total written option contracts			(198)	$(2,670,000)	$(47,560)	$ (36,068)	$ (11,492)

TOTAL			1,581	$4,343,700	$132,152	$395,803	$(263,651)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombia Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

Abbreviations:
BOFA	—BofA Securities LLC
ETF	—Exchange Traded Fund
EURO	—Euro Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SPDR	—Standard and Poor’s Depository Receipt

24                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

October 31, 2022

Assets:

Investments in unaffiliated issuers, at value (cost $81,416,010)	$ 81,241,885
Investments in affiliated issuers, at value (cost $54,883,978)	54,883,978
Purchased options, at value (premium paid $431,872)	179,712
Cash	3,885,961
Unrealized gain on swap contracts	33,640
Unrealized gain on forward foreign currency exchange contracts	783,663
Variation margin on futures contracts	299,762
Receivables:
Collateral on certain derivative contracts(b)	12,588,860
Investments sold	3,236,810
Dividends	134,449
Due from broker	97,975
Foreign tax reclaims	71,594
Reimbursement from investment adviser	26,780
Other assets	51,199

Total assets	157,516,268

Liabilities:
Securities sold short, at value (proceeds received $986,591)	980,434
Unrealized loss on forward foreign currency exchange contracts	772,248
Foreign currency overdraft, at value (identified cost $396,694)	398,472
Variation margin on futures contracts	151,508
Written option contracts, at value (premium received $36,068)	47,560
Unrealized loss on swap contracts	13,977
Payables:
Investments purchased	2,798,099
Fund shares redeemed	253,224
Due to broker — upfront payment	221,877
Management fees	193,193
Distribution and Service fees and Transfer Agency fees	9,387
Accrued expenses	685,911

Total liabilities	6,525,890

Net Assets:
Paid-in capital	190,582,139
Total distributable loss	(39,591,761)

NET ASSETS	$150,990,378
Net Assets:
Class A	$ 8,666,312
Class C	1,809,718
Institutional	35,164,960
Investor	5,852,790
Class R6	36,897
Class R	28,938
Class P	99,430,763
Total Net Assets	$150,990,378
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	772,395
Class C	170,054
Institutional	3,078,498
Investor	515,702
Class R6	3,224
Class R	2,625
Class P	8,703,666
Net asset value, offering and redemption price per share:(c)
Class A	$11.22
Class C	10.64
Institutional	11.42
Investor	11.35
Class R6	11.44
Class R	11.02
Class P	11.42

(a)

Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity- MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)

Includes segregated cash of $4,168,860, $670,000, $1,250,000 and $6,500,000 relating to initial margin requirements and/or collateral on futures, forward foreign currency, options and swaps transactions, respectively.

(c)

Maximum public offering price per share for Class A Shares is $11.87. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.                25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Fiscal Year Ended October 31, 2022

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $61,552)	$727,807
Dividends — affiliated issuers	563,911
Non-cash dividends — unaffiliated issuers	163,409

Total investment income	1,455,127

Expenses:

Management fees	3,051,936
Custody, accounting and administrative services	774,873
Professional fees	445,394
Interest expense	128,236
Registration fees	108,911
Printing and mailing costs	100,705
Transfer Agency fees(b)	75,646
Distribution and Service (12b-1) fees(b)	41,257
Trustee fees	32,485
Prime broker fees	26,692
Dividend expense for securities sold short	24,485
Other	47,472
Service fees — Class C	7,057

Total expenses	4,865,149

Less — expense reductions	(1,841,126)

Net expenses	3,024,023

NET INVESTMENT LOSS	(1,568,896)

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $5,813)	3,359,064
Securities sold short	156,137
Purchased options	(667,497)
Futures contracts	1,480,205
Written options	286,948
Swap contracts	393,790
Forward foreign currency exchange contracts	1,713,756
Foreign currency transactions	(471,399)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(15,139,533)
Securities short sales	828,236
Purchased options	(325,744)
Futures contracts	1,331,833
Written options	(84,311)
Swap contracts	110,210
Forward foreign currency exchange contracts	33,203
Foreign currency translation	(19,872)

Net realized and unrealized loss	(7,014,974)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,583,870)

(a)

Statement of Operations for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity- MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees

Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$19,938	$21,171	$148	$13,270	$4,726	$14,877	$11,215	$10	$50	$31,498

26                The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	Multi-Manager Alternatives Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	October 31, 2022	October 31, 2021

From operations:

Net investment loss	$ (1,568,896)	$ (557,594)

Net realized gain	6,251,004	13,515,567

Net change in unrealized gain (loss)	(13,265,978)	4,678,340

Net increase (decrease) in net assets resulting from operations	(8,583,870)	17,636,313

From share transactions:
Proceeds from sales of shares	21,896,074	65,592,984

Cost of shares redeemed	(38,848,647)	(56,398,293)

Net increase (decrease) in net assets resulting from share transactions	(16,952,573)	9,194,691

TOTAL INCREASE (DECREASE)	(25,536,443)	26,831,004

Net assets:

Beginning of year	176,526,821	149,695,817

End of year	$150,990,378	$176,526,821

(a)

Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of the wholly-owned subsidiary, Cayman Commodity — MMA IV, LLC. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.                27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$11.86	$10.66	$10.48	$9.91	$10.22

Net investment income (loss)(a)	(0.14)	(0.07)	(0.01)	0.04	(0.04)
Net realized and unrealized gain (loss)	(0.50)	1.27	0.25	0.53	(0.27)

Total from investment operations	(0.64)	1.20	0.24	0.57	(0.31)

Distributions to shareholders from net investment income	—	—	(0.06)	—	—

Net asset value, end of year	$11.22	$11.86	$10.66	$10.48	$9.91

Total return(b)	(5.31)%	11.26%	2.33%	5.75%	(3.03)%

Net assets, end of year (in 000s)	$8,666	$7,943	$8,015	$11,538	$19,155

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.18%	2.15%	2.13%	2.12%	2.31%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.08%	2.08%	2.07%	2.07%	2.23%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.38%	3.36%	4.32%	3.51%	2.91%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.29%	3.30%	4.27%	3.46%	2.82%

Ratio of net investment income (loss) to average net assets	(1.21)%	(0.63)%	(0.17)%	0.39%	(0.43)%

Portfolio turnover rate(c)	236%	269%	222%	202%	232%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$11.34	$10.26	$10.11	$9.62	$10.00

Net investment loss(a)	(0.24)	(0.15)	(0.09)	(0.03)	(0.12)
Net realized and unrealized gain (loss)	(0.46)	1.23	0.24	0.52	(0.26)

Total from investment operations	(0.70)	1.08	0.15	0.49	(0.38)

Net asset value, end of year	$10.64	$11.34	$10.26	$10.11	$9.62

Total return(b)	(6.08)%	10.53%	1.48%	4.98%	(3.70)%

Net assets, end of year (in 000s)	$1,810	$3,544	$5,045	$7,646	$12,333

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.93%	2.89%	2.88%	2.87%	3.07%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.83%	2.84%	2.82%	2.82%	2.99%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	4.11%	4.15%	5.09%	4.27%	3.65%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	4.01%	4.09%	5.03%	4.21%	3.57%

Ratio of net investment loss to average net assets	(2.16)%	(1.39)%	(0.92)%	(0.36)%	(1.23)%

Portfolio turnover rate(c)	236%	269%	222%	202%	232%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$12.04	$10.78	$10.62	$10.00	$10.28

Net investment income (loss)(a)	(0.11)	(0.03)	0.01	0.07	(0.01)

Net realized and unrealized gain (loss)	(0.51)	1.29	0.26	0.55	(0.27)

Total from investment operations	(0.62)	1.26	0.27	0.62	(0.28)

Distributions to shareholders from net investment income	—	—	(0.11)	—	—

Net asset value, end of year	$11.42	$12.04	$10.78	$10.62	$10.00

Total return(b)	(5.07)%	11.58%	2.66%	6.20%	(2.72)%

Net assets, end of year (in 000s)	$35,165	$54,438	$67,354	$158,958	$361,962

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.86%	1.82%	1.81%	1.80%	1.97%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.76%	1.76%	1.75%	1.74%	1.89%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.00%	3.00%	3.94%	3.03%	2.51%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.90%	2.94%	3.88%	2.98%	2.43%

Ratio of net investment income (loss) to average net assets	(0.98)%	(0.28)%	0.14%	0.71%	(0.12)%

Portfolio turnover rate(c)	236%	269%	222%	202%	232%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Investor Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$11.97	$10.73	$10.56	$9.95	$10.24

Net investment income (loss)(a)	(0.12)	(0.04)	0.01	0.07	(0.03)

Net realized and unrealized gain (loss)	(0.50)	1.28	0.26	0.54	(0.26)

Total from investment operations	(0.62)	1.24	0.27	0.61	(0.29)

Distributions to shareholders from net investment income	—	—	(0.10)	—	—

Net asset value, end of year	$11.35	$11.97	$10.73	$10.56	$9.95

Total return(b)	(5.10)%	11.56%	2.59%	6.02%	(2.73)%

Net assets, end of year (in 000s)	$5,853	$7,478	$10,061	$12,457	$30,347

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.93%	1.89%	1.88%	1.87%	2.09%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.83%	1.83%	1.82%	1.82%	2.01%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.12%	3.10%	4.07%	3.23%	2.64%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.02%	3.04%	4.02%	3.18%	2.56%

Ratio of net investment income (loss) to average net assets	(1.07)%	(0.38)%	0.07%	0.63%	(0.26)%

Portfolio turnover rate(c)	236%	269%	222%	202%	232%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R6 Shares
	Year Ended October 31,				Period Ended
	2022	2021	2020	2019	October 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$12.05	$10.79	$10.63	$10.01	$10.22

Net investment income (loss)(b)	(0.10)	(0.04)	0.02	0.08	0.01
Net realized and unrealized gain (loss)	(0.51)	1.30	0.25	0.54	(0.22)

Total from investment operations	(0.61)	1.26	0.27	0.62	(0.21)

Distributions to shareholders from net investment income	—	—	(0.11)	—	—

Net asset value, end of period	$11.44	$12.05	$10.79	$10.63	$10.01

Total return(c)	(5.06)%	11.68%	2.60%	6.19%	(2.05)%

Net assets, end of period (in 000s)	$37	$12	$11	$10	$10

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.87%	1.83%	1.81%	1.79%	1.90	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.77%	1.76%	1.76%	1.74%	1.81	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.01%	2.96%	3.93%	3.23%	2.63	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.91%	2.89%	3.88%	3.18%	2.54	%(d)

Ratio of net investment income (loss) to average net assets	(0.91)%	(0.30)%	0.12%	0.75%	0.13	%(d)

Portfolio turnover rate(e)	236%	269%	222%	202%	232%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Alternatives Fund
	Class R Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$11.68	$10.52	$10.37	$9.82	$10.15

Net investment income (loss)(a)	(0.17)	(0.10)	(0.05)	0.02	(0.09)
Net realized and unrealized gain (loss)	(0.49)	1.26	0.26	0.53	(0.24)

Total from investment operations	(0.66)	1.16	0.21	0.55	(0.33)

Distributions to shareholders from net investment income	—	—	(0.06)	—	—

Net asset value, end of year	$11.02	$11.68	$10.52	$10.37	$9.82

Total return(b)	(5.57)%	11.03%	1.98%	5.60%	(3.25)%

Net assets, end of year (in 000s)	$29	$31	$27	$27	$25
Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.42%	2.39%	2.38%	2.38%	2.61%

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.32%	2.33%	2.32%	2.32%	2.53%

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	3.62%	3.59%	4.56%	3.86%	3.12%

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	3.52%	3.53%	4.50%	3.81%	3.04%

Ratio of net investment income (loss) to average net assets	(1.50)%	(0.87)%	(0.44)%	0.15%	(0.91)%

Portfolio turnover rate(c)	236%	269%	222%	202%	232%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Manager Alternatives Fund
	Class P Shares
	Year Ended October 31,				Period Ended
	2022	2021	2020	2019	October 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$12.04	$10.78	$10.62	$10.00	$10.21

Net investment income (loss)(b)	(0.11)	(0.03)	0.02	0.08	0.02
Net realized and unrealized gain (loss)	(0.51)	1.29	0.25	0.54	(0.23)

Total from investment operations	(0.62)	1.26	0.27	0.62	(0.21)

Distributions to shareholders from net investment income	—	—	(0.11)	—	—

Net asset value, end of period	$11.42	$12.04	$10.78	$10.62	$10.00

Total return(c)	(5.07)%	11.69%	2.60%	6.20%	(2.06)%

Net assets, end of period (in 000s)	$99,431	$103,080	$59,182	$73,641	$108,718

Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	1.85%	1.81%	1.80%	1.79%	1.83	%(d)

Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	1.75%	1.76%	1.74%	1.73%	1.74	%(d)

Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)	2.99%	2.91%	3.93%	3.13%	2.68	%(d)

Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)	2.89%	2.85%	3.88%	3.08%	2.58	%(d)

Ratio of net investment income to average net assets	(0.93)%	(0.29)%	0.15%	0.73%	0.45	%(d)

Portfolio turnover rate(e)	236%	269%	222%	202%	232%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6 Shares, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of October 31, 2022, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Algert Global LLC (“Algert”), Artisan Partners Limited Partnership (“Artisan Partners”), Bardin Hill Arbitrage IC Management LP (“Bardin Hill”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), GQG Partners LLC (“GQG Partners”), Longfellow Investment Management Co., LLC (“Longfellow”), Marathon Asset Management, L.P. (“Marathon”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), TCW Investment Management Company LLC (“TCW”), Trium Capital LLP (“Trium”) and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Crabel also serves as an Underlying Manager for the Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA IV, LLC (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of October 31, 2022, the Fund’s net assets were $150,990,378 of which, $3,368,029, or 2.2%, represented the Subsidiary’s net assets.

B. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Consolidated Statement of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”).GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Special Purpose Acquisition Companies — The Fund may invest in stock of, warrants to purchase stock of, and other interests in, special purpose acquisition companies or similar special purpose entities that pool funds to seek potential merger and acquisition opportunities (collectively, “SPACs”). SPACs are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. Stock purchased in a SPAC’s initial public offering are valued the same as other equity securities as noted above. Certain private SPAC investments (e.g. “founder shares” and private warrants), however, may be subject to forfeiture or expire worthless if certain events do not take place. A Probability Value Adjustment (PVA) is applied to such securities until such contingencies have been satisfied. An LVA may also be applied to securities which are subject to externally imposed and legally enforceable trading restrictions. Such positions are

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

generally classified as Level 3. The Fund may also enter into an unfunded commitment to purchase securities in a PIPE transaction and will satisfy the commitment if and when the SPAC completes its merger or acquisition. The Fund may purchase securities in a SPAC PIPE transaction only upon such contingencies being satisfied. Such investments are valued similar to founder shares mentioned above and are generally classified as Level 3.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2022:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$263,621	$906,069	$—	(b)

Australia and Oceania	—	1,990,708	—

Europe	4,389,483	10,559,482	—

North America	29,690,609	—	—

South America	639,665	—	—

Special Purpose Acquisition Company	32,073,826	—	—

Preferred Stocks	—	725,289	—

Warrants	—	3,133	—

Investment Company	54,883,978	—	—

Total	$121,941,182	$14,184,681	$—

Liabilities

Common Stock and/or Other Equity Investments(a)

North America	$(980,434)	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(c)	$—	$783,663	$—

Futures Contracts(c)	2,306,712	—	—

Total Return Swap Contracts(c)	—	33,640	—

Purchased Option Contracts	179,712	—	—

Total	$2,486,424	$817,303	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(c)	$—	$(772,248)	$—

Futures Contracts(c)	(695,803)	—	—

Total Return Swap Contracts(c)	—	(13,977)	—

Written Option Contracts	(47,560)	—	—

Total	$(743,363)	$(786,225)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)

Amount includes valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of October 31, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, October 31, 2021, they were classified as Level 1 or level 2.

(c)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2022. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

MULTI-MANAGER ALTERNATIVES

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$617,864	(a)	Variation margin on futures contracts	$(569,976	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Variation margin on futures contracts	789,527	(a)	Payable for unrealized loss on forward foreign currency exchange contracts; Variation margin on futures contracts	(773,444	)(a)

Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; and Purchased options, at value	1,872,322	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts; Written option contracts	(168,127	)(a)(b)

Interest rate	Variation margin on futures contracts	24,014	(a)	Variation margin on futures contracts	(18,041	)(a)

Total		$3,303,727			$(1,529,588)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)

Aggregate of amounts include $13,977, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2022

4. INVESTMENTS IN DERIVATIVES ( continued)

gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

MULTI-MANAGER ALTERNATIVES

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(39,825)	$(88,931)

Currency	Net realized gain (loss) from forward foreign currency exchange Contracts and futures contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and futures contracts	1,674,623	38,292

Equity	Net realized gain (loss) from purchased options, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on purchase options, futures contracts, swaps contracts and written options	1,974,634	1,163,408

Interest rate	Net realized gain (loss) from swap contracts and futures contracts/Net change in unrealized gain (loss) on futures contracts	(402,230)	(47,578)

Total		$3,207,202	$1,065,191

For the fiscal year ended October 31, 2022, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Written Options

664	$94,333,893	$17,438,829	65,365	38,218

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2022.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES ( continued)

counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2022:

      Multi-Manager Alternatives Fund

	Derivative Assets(1)			Derivative Liabilities(1)

		Forward			Forward		Net Derivative	Collateral
		Currency			Currency		Asset	(Received)	Net
Counterparty	Swaps	Contracts	Total	Swaps	Contracts	Total	(Liabilities)	Pledged(1)	Amount(2)

Deutsche Bank AG (London)	$—	$428,486	$428,486	$—	$(587,223)	$(587,223)	$(158,737)	$158,737	$—

MS & Co. Int. PLC	33,640	355,177	388,817	(13,977)	(185,025)	(199,002)	189,815	—	189,815

Total	$33,640	$783,663	$817,303	$(13,977)	$(772,248)	$(786,225)	$31,078	$158,737	$189,815

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended October 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate				Effective Net Management Rate*^(a)

First	Next	Next	Over
$2 billion	$3 billion	$3 billion	$8 billion	Effective Rate

1.90%	1.80%	1.71%	1.68%	1.90%	1.51%

*

GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.57% as an annual percentage of the average daily net assets of the Fund as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the fiscal year ended October 31, 2022, GSAM waived $98,402 of the Fund’s management fee.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2022, GSAM waived $16,417 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2022, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A

Multi-Manager Alternatives	$138

During the fiscal year ended October 31, 2022, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D. Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class R6 and Class P Shares. Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least February 28, 2023 (the “TA Fee Waiver”). Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividends and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the average daily net

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

assets of the Fund and limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares to (after the application of the TA Fee Waiver described above) 2.12%, 2.87%, 1.80%, 1.87%, 1.79%, 2.37%, and 1.79%, respectively. These Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the fiscal year ended October 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

			Other	Total
	Management	Transfer Agency	Expense	Expense
Fund	Fee Waiver	Waivers/Credits	Reimbursements	Reductions

Multi-Manager Alternatives	$630,857	$10,526	$1,199,743	$1,841,126

G. Line of Credit Facility — As of October 31, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2022, Goldman Sachs earned $8,834 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 31% of Class R6 and 99% of Class R Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2022.

		Beginning			Ending

		Value as of			Value as of	Shares as of
Fund	Underlying Fund	October 31, 2021	Purchases at Cost	Proceeds from Sales	October 31, 2022	October 31, 2022	Dividend Income

Multi-Manager Alternatives	Goldman Sachs Financial Square Government Fund — Institutional Shares	$58,782,541	$309,011,065	$(312,909,628)	$54,883,978	54,883,978	$563,911

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2022, were as follows:

Sales and

	Purchases (Excluding	Maturities of (Excluding

	U.S. Government and	U.S. Government and

Fund	Agency Obligations)	Agency Obligations)

Multi-Manager Alternatives	$223,946,596	$226,426,371

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

October 31, 2022

6. PORTFOLIO SECURITIES TRANSACTIONS ( continued)

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of October 31, 2022:

	Securities Sold	Collateral	Net

Counterparty	Short	Pledged	Amount

State Street Bank & Trust	(980,434)	$1,825,471	$845,037

7. TAX INFORMATION

There were no distributions by the Fund during the fiscal years ended October 31, 2022 and October 31, 2021.

As of October 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$ 626,258

Capital loss carryforwards(1):
Perpetual Short-Term	(38,910,611)

Timing differences (Straddle Loss Deferral)	(67,381)

Unrealized gains (loss) — net	(1,240,027)

Total accumulated earnings (loss) net	$(39,591,761)

(1)	The Fund utilized $5,449,098 of capital losses in the current fiscal year.

As of October 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$139,161,341

Gross unrealized gain	3,284,781
Gross unrealized loss	(4,524,808)

Net unrealized loss	$ (1,240,027)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, passive foreign investment company investments, and swap transactions.

The Fund reclassed $575,965 from paid in capital to distributable earnings for the year ending October 31, 2022. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from primarily from net operating losses and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (together, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks refer to the risks of loss resulting from insufficient documentation, or legality or enforceability of a contract. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

      Consolidated Notes to Financial Statements (continued)

              October 31, 2022

8. OTHER RISKS (continued)

currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause the volatility in the market and may decease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell the investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it was managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Special Purpose Acquisition Companies Risk — The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, in a predetermined time frame (typically 18-24 months) the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders, or an attractive acquisition target may become scarce if the number of SPACs seeking to acquire operating businesses increases, which could negatively impact the value of SPAC shares held by the Fund; (v) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (vi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) only a thinly traded market for shares of or interests in a SPAC may develop,

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

      Consolidated Notes to Financial Statements (continued)

              October 31, 2022

8. OTHER RISKS (continued)

or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/ or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is/are not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

    The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. OTHER MATTERS

In late February 2022, Russia began an invasion of Ukraine. Following such invasion, the United States, the European Union, and other countries and entities imposed wide-ranging sanctions on Russia and related entities. Certain Funds have limited market value in Russian and Ukrainian securities, which are being valued to reflect the limited liquidity and transferability in the current environment. With the closure of local Russian markets and imposition of sanctions in late February and early March, there are currently limited portfolio management actions possible as many of these assets are either sanctioned and/or cannot be transferred or settled. These sanctions and current environment could impair the ability of these Funds to buy, sell, hold, receive, deliver or otherwise transact in certain securities and other instruments. The full impact of the sanctions and the conflict on these Funds, the

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

11. OTHER MATTERS (continued)

financial markets and the global economy is not yet known. Management is continuing to monitor these developments and evaluate other impacts they may have on these Funds.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Alternatives Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended

	October 31, 2022		October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	228,560	$2,589,593	226,160	$2,575,162

Shares redeemed	(125,663)	(1,439,448)	(308,659)	(3,503,751)

	102,897	1,150,145	(82,499)	(928,589)

Class C Shares

Shares sold	4,047	45,050	1,013	10,669

Shares redeemed	(146,539)	(1,578,078)	(180,009)	(1,949,519)

	(142,492)	(1,533,028)	(178,996)	(1,938,850)

Institutional Shares

Shares sold	628,917	7,341,641	1,222,192	14,039,830

Shares redeemed	(2,070,507)	(24,657,300)	(2,947,320)	(34,316,720)

	(1,441,590)	(17,315,659)	(1,725,128)	(20,276,890)

Investor Shares

Shares sold	119,216	1,376,997	108,432	1,244,198

Shares redeemed	(228,237)	(2,628,654)	(421,581)	(4,910,613)

	(109,021)	(1,251,657)	(313,149)	(3,666,415)

Class R6 Shares

Shares sold	2,235	27,024	—	—

	2,235	27,024	—	—

Class R Shares

Shares sold	—	—	25	297

	—	—	25	297

Class P Shares

Shares sold	888,469	10,515,769	4,103,614	47,722,828

Shares redeemed	(745,158)	(8,545,167)	(1,032,351)	(11,717,690)

	143,311	1,970,602	3,071,263	36,005,138

NET INCREASE (DECREASE)	(1,444,660)	$(16,952,573)	771,516	$9,194,691

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager Alternatives Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Multi-Manager Alternatives Fund and its subsidiary (one of the funds constituting Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 23, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended October 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022, which represents a period of 184 days of a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Alternatives Fund
	Beginning	Ending	Expenses
	Account	Account	Paid for the
	Value	Value	6 months ended
Share Class	5/1/22	10/31/22	10/31/22*
Class A
Actual	$1,000.00	$986.00	$10.51
Hypothetical 5% return	1,000.00	1,014.60+	10.66
Class C
Actual	1,000.00	982.50	13.96
Hypothetical 5% return	1,000.00	1,011.10+	14.16
Institutional
Actual	1,000.00	987.00	8.95
Hypothetical 5% return	1,000.00	1,016.20+	9.08
Investor
Actual	1,000.00	987.80	9.10
Hypothetical 5% return	1,000.00	1,016.10+	9.23
Class R6
Actual	1,000.00	987.10	8.38
Hypothetical 5% return	1,000.00	1,016.80+	8.50
Class R
Actual	1,000.00	984.80	11.67
Hypothetical 5% return	1,000.00	1,013.40+	11.84
Class P
Actual	1,000.00	987.00	8.81
Hypothetical 5% return	1,000.00	1,016.30+	8.94

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Multi-Manager Alternatives	2.10%	2.79%	1.79%	1.82%	1.67%	2.33%	1.76%

+	Hypothetical expenses are based on the Fund’s actual annualized net expenses ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board”) oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. In addition, the Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Fund.

The Management Agreement was approved for continuation until June 30, 2023 at a meeting on June 9-10, 2022 and was most recently approved for continuation until September 30, 2023 at a meeting held on September 19-20, 2022 (together, the “Annual Meetings”) by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”). At the Annual Meetings, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and each of Algert Global LLC, Artisan Partners Limited Partnership, Bardin Hill Arbitrage IC Management LP, Brigade Capital Management, LP, Crabel Capital Management, LLC, GQG Partners LLC, Marathon Asset Management, L.P., River Canyon Fund Management LLC, Russell Investments Commodity Advisor, LLC, and Wellington Management Company LLP (each a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meetings. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meetings, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

with respect to the Investment Adviser, portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meetings encompassed the Fund and other mutual funds for which the Board has responsibility. In evaluating the Agreements at the Annual Meetings, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Fund and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Fund’s various sub-advisers’ business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser as of March 31, 2022. The information on the Fund’s investment performance prepared by the Outside Data Provider was provided for the one-, three-, and five-year periods. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that the Fund had significant differences from its Outside Data Provider peer group and benchmark index that caused them to be imperfect bases for comparison. The Trustees also compared the investment performance of the Fund to the performance of comparable unregistered funds for which the Investment Adviser also serves as investment adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the top half of the Fund’s performance peer group for the one-, three-, and five-year periods and had outperformed the Fund’s U.S. Treasury-based benchmark index for the one-year period ended December 31, 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement, the fee rates payable by the Fund thereunder, and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. They also noted that, in some cases, these collective investment vehicles have a compensation structure that includes performance fees and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees considered that services provided to the Fund differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-sensitive. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the aggregate management fees paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiaries. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $2 billion	1.90%

Next $3 billion	1.80

Next $3 billion	1.71

Over $8 billion	1.68

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them (if any); information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Fund’s Class A, Class C, Investor and Class R Shares. The Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meetings, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Fund; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Fund’s custodian on behalf of its other clients, as a result of the relationship with the Fund; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (g) the Investment Adviser’s ability to aggregate client assets, including those of the Fund, to reach breakpoints that result in an overall reduction of sub-advisory fees owed by the Investment Adviser; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (e) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the factors considered, and that the Management Agreement should be approved and continued with respect to the Fund until September 30, 2023.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Fund by each Designated Sub-Adviser, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations capabilities. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Fund, and that the retention of the Designated Sub-Advisers does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and each Designated Sub-Adviser. They also considered the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to the Fund in light of the overall management fee paid by the Fund.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until September 30, 2023.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on June 9-10, 2022, the Trustees, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and Trium Capital LLP (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule. They noted that the compensation to be paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the Sub-Adviser. The Trustees considered this information in light of the overall management fee expected to be retained by the Investment Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the assets of the Fund among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at a meeting held on February 3-4, 2022, the Trustees, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and TCW Investment Management Company LLC (the “Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of the Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by the Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied on the information provided by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services to be provided by the Sub-Adviser, the Trustees considered information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing other funds and accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that the Sub-Adviser currently manages a sleeve of another series of the Trust using a different strategy. They noted that, because the Sub-Adviser had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement and the proposed fee schedule, which includes breakpoints. They noted that the compensation to be paid to the Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring the Sub-Adviser. The Trustees considered this information in light of the overall management fee expected to be retained by the Investment Adviser.

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust II (the “Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1
Election of Trustees	For	Against/Withhold	Abstain

Steven D. Krichmar	997,212,261	10,105,414	0

Linda A. Lang	1,004,981,372	2,336,303	0

Michael Latham	995,719,416	11,598,259	0

Lawrence W. Stranghoener	995,630,574	11,687,101	0

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 64	Trustee	Since 2016

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

John F. Killian Age: 67	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 64	Trustee	Since 2018

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

Linda A. Lang Age: 64	Trustee	Since 2021

Ms. Lang is retired. She was formerly Chair of the Board of Directors, (2016-2019) and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	None

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham Age: 57	Trustee	Since 2021

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				69	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Lawrence W. Stranghoener Age: 68	Trustee	Since 2021

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Trustee*
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	171	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2022, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market
Financial Square FundsSM
∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
Investor FundsSM
∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income
Short Duration and Government
∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
Multi-Sector
∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund
Municipal and Tax-Free
∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund

∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund
Single Sector
∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
Fixed Income Alternatives
∎	Long Short Credit Strategies Fund

Fundamental Equity
∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity
∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights
∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International
∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative
∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions
∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS Cheryl K. Beebe, Chair James A. McNamara, President Lawrence Hughes Joseph F. DiMaria, Principal Financial Officer, John F. Killian Principal Accounting Officer and Treasurer Steven D. Krichmar Caroline L. Kraus, Secretary Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282 The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affectthe performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550) © 2022 Goldman Sachs. All rights reserved. 301371-OTU-1717624 MMALTAR 22

Annual Report Goldman Sachs Funds October 31, 2022 Strategic Multi-Asset Class Funds Multi-Manager Global Equity Multi-Manager Non-Core Fixed Income Multi-Manager Real Assets Strategy

Strategic Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

Market Review

The capital markets broadly declined during the 12-month period ended October 31, 2022 (the “Reporting Period”), as persistent inflation, supply-chain shortages, recession fears and tightening central bank monetary policy created a challenging backdrop for investors.

Global equity markets started the Reporting Period strongly, with the MSCI All Country World Index (“MSCI ACWI IMI”) Investable Market Index rising 1.2% in November and December 2021 overall to post a double-digit gain for the 2021 calendar year. For the remainder of the Reporting Period, however, global equity markets were volatile and broadly negative on the back of elevated inflation, rising interest rates and global supply-chain disruptions. In response to stubbornly high inflation, major central banks around the world picked up the pace of interest rate hikes, including the U.S. Federal Reserve (the “Fed”), which raised the targeted federal funds rate to a range between 3.00% and 3.25% by the end of October 2022, its highest level since 2008. Uncertainty about whether central banks could successfully combat inflation and avoid an economic recession kept equity valuations depressed. Geopolitical tensions further dampened market sentiment, as Russia’s invasion of Ukraine in February 2022 pushed up energy prices and as ongoing COVID-19-related lockdowns in China continued to disrupt global supply chains. For the Reporting Period overall, the MSCI ACWI Investable Market Index, representing global equities, returned -19.96%, with growth stocks broadly underperforming value stocks. From a sector perspective, the higher interest rate environment and macroeconomic uncertainty contributed to a sell-off in long-duration growth stocks within the information technology and consumer discretionary sectors. (Long-duration stocks are those that tend to deliver a higher proportion of their cash flows in the distant future. Duration is a measure of sensitivity to changes in interest rates.) Energy was the best performing sector in the MSCI ACWI Investable Market Index during the Reporting Period, benefiting from rising commodity prices. From a regional standpoint, North American stocks performed better than European, Australian and Asian stocks, but each global region recorded negative absolute returns overall. Emerging markets equities were particularly challenged during the Reporting Period, mainly by the uncertain geopolitical environment and the sharp decline in China’s stock market. The MSCI China All Shares Index returned -42.58% during the Reporting Period overall, as economic growth concerns fueled by the Chinese government’s “zero-COVID” policies and its continuing regulatory crackdown weighed on investor sentiment. Instability and geopolitical concerns within Eastern Europe were also a drag on the performance of emerging markets equities, especially in Hungary and Poland, with a number of index providers, including MSCI Inc., excluding Russian securities from their indices in response to Russia’s invasion of Ukraine.

Credit markets broadly fell during the Reporting Period, as interest rates rose and credit spreads widened. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Other headwinds included the ongoing impact of the COVID-19 pandemic, elevated inflation, Russia’s invasion of Ukraine, supply-chain disruptions and changing central bank monetary policies. Bank loans held up better than most other fixed income sectors during the Reporting Period, benefiting from their floating rate nature and strong investor demand. On the other hand, investment grade corporate bonds, which tend to be of longer duration, were hurt by higher interest rates and lagged most other segments of the fixed income market. High yield corporate bonds also weakened during the Reporting Period. Within the emerging markets, U.S. dollar-denominated bonds trailed local currency-denominated bonds due to rising U.S. interest rates and widening credit spreads. Additionally, the exclusion of Russian debt from a number of fixed income indices, along with the resulting fallout on other index constituents, broadly weighed on emerging markets debt. Commodity-rich regions, such as the Middle East and Latin America, generally outperformed Asia and Europe as commodity prices increased during the Reporting Period.

Global real estate securities dropped during the Reporting Period and underperformed the broader global equity markets. Rising interest rates, driven by the Fed’s accelerated, aggressive monetary policy tightening, and energy supply constraints driven by the Russia/Ukraine war fueled the decline. Historically, global real estate securities are hurt more than global equities as a whole by higher interest rates. Geography was the most critical determinant of performance during the Reporting Period. Continental Europe and U.K. real estate securities were sharply lower compared to global real estate securities broadly, while Asia-Pacific real estate securities generally performed in line with global real estate securities and North American real estate securities outperformed global real estate securities. Investor sentiment in Europe was notably impacted by the Russia/Ukraine war, concerns about energy scarcity and fears about a recession in the region. Regarding property types, those with more favorable secular growth characteristics, such as industrial and residential real estate investment trusts (“REITs”), largely generated weaker results than property types with more “value-like” characteristics, such as retail REITs. Office REITs experienced substantial declines during

                1

MARKET REVIEW

the Reporting Period, as a drop in post-COVID-19 occupancy levels dampened investor sentiment. Lease duration was also top of mind for investors. For example, short-duration leased property types, such as self-storage facilities, held up relatively well compared to long-duration leased assets, such as cell towers.

Global infrastructure securities declined during the Reporting Period, but they significantly outperformed the broader global equity market. From a sector perspective, utilities held up well despite rising interest rates, as their business models generally have explicit, regulated cost pass-through mechanisms. Furthermore, utilities, particularly in North America, benefited from anticipation of higher renewables capital expenditure spending, which could translate directly into earnings growth for a sector not known historically for its earnings growth potential. Certain provisions of the Inflation Reduction Act of 2022, signed into law during August, may also have contributed to the shift in investor perceptions. Elsewhere, midstream energy stocks performed strongly during the Reporting Period, primarily due to sharply higher global energy prices but also because of significant fundamental improvements, including better governance structures and a strong focus by management teams on free cash flow. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) Meanwhile, cell towers, which are considered both infrastructure and real estate assets, were negatively impacted during the Reporting Period by higher interest rates and the strong performance of value-oriented equities. Transportation-related infrastructure securities were modestly weak amid investor concerns that a possible global recession could lead to cyclical pressures, especially in Europe.

Looking Ahead

At the end of the Reporting Period, we believed investors would continue to face headwinds from tightening monetary policy, as persistent inflation kept central banks on their interest rate hiking paths. While many observers anticipated some kind of economic slowdown, they continued to debate whether central bankers could engineer a “soft landing” or if a more protracted economic decline would be the likely outcome. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) In our view, the war in Ukraine and its broader geopolitical risks were likely to remain threats to the global capital markets in the near term and could also push energy and food prices higher. Although supply-chain issues appeared to be moderating at the end of the Reporting Period, we expect them to remain obstacles in the fight against inflation.

2

FUND RESULTS

  Goldman Sachs Multi-Manager Global Equity Fund

Investment Objective The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group and the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of -19.61%. This return compares to the -18.04% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a mix of international, emerging markets and U.S.-focused equity investment strategies. The MAS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management. The MAS Group also provides certain risk management services to the Fund.

During the Reporting Period, the Fund generated a negative absolute return and underperformed the Index. The Fund’s relative results can be attributed to the performance of the Fund’s Underlying Managers overall. Strategic asset allocation outperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund had capital allocated to the following Underlying Managers—Axiom International Investors LLC (“Axiom”); Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), Diamond Hill Capital Management Inc. (“Diamond Hill”); DWS Investment Management Americas, Inc. (“DIMA”),

GW&K Investment Management, LLC (“GW&K”), Massachusetts Financial Services Company, doing business as MFS Investment Management, (“MFS”), Principal Global Investors, LLC (“Principal”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management, LLC (“WCM”) and Wellington Management Company LLP (“Wellington”).

These Underlying Managers represented five market segments across global equity as part of the Fund’s top-level strategy allocation—U.S. large cap (Diamond Hill, T. Rowe Price, Vaughan Nelson and Vulcan); Europe, Australasia and Far East (“EAFE”) large cap (Causeway, MFS and WCM); U.S. small cap (Boston Partners and GW&K); EAFE small cap (Principal); and emerging markets (Axiom and Wellington). DIMA managed a diversified beta strategy for the Fund from the beginning of the Reporting Period through February 8, 2022, when its assets were redeemed.

Nine of these Underlying Managers had allocated capital for the entire Reporting Period, with all nine generating negative absolute returns. Diamond Hill and T. Rowe Price each generated a negative absolute return between December 7, 2021, when they were both allocated capital, and the end of the Reporting Period. Vulcan generated a negative absolute return between the beginning of the Reporting Period and June 23, 2022, when its assets were redeemed. DIMA generated a negative absolute return from the start of the Reporting Period until February 8, 2022, when its assets were redeemed.

On a relative basis, five Underlying Managers outperformed their respective benchmark indices and four underperformed their respective benchmark indices during the Reporting Period. Diamond Hill and T. Rowe Price underperformed their respective benchmark indices between December 7, 2021, when they were each allocated capital, and the end of the Reporting Period. Vulcan underperformed its benchmark index from the beginning of the Reporting Period through June 23, 2022, when its assets were redeemed. DIMA underperformed its benchmark index between the beginning of the Reporting Period and February 8, 2022, when its assets were redeemed.

                3

FUND RESULTS

During the Reporting Period, the MAS Group managed a passive currency overlay, which is designed to hedge exposure to non-U.S. currencies by selling the currencies in which the Fund’s equity securities are traded and investing in the U.S. dollar. The currency overlay seeks to minimize unintended currency exposures for the Fund. Also, in connection with the risk management services it provides, the MAS Group maintained passive equity exposure to the Fund in order to keep the Fund’s beta closer to that of the Index. (Beta refers to the component of the returns that is attributable market risk exposure, rather than manager skill.)

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, outperformed the Index during the Reporting Period. The outperformance was driven largely by the Fund’s overweight relative to the Index in U.S. large-cap equities and its underweights in global small-cap equities and EAFE equities, as non-U.S. developed markets equities were hurt by geopolitical tensions in Eastern Europe and China’s continued “zero-Covid” policies.

Q	Which global equity asset classes most significantly affected Fund performance?

A

In U.S. large cap, Underlying Manager Vaughan Nelson outperformed the S&P 500® Index due to strong stock selection within information technology, as well as to a relative underweight to and effective stock selection in the consumer discretionary sector. Underlying Manager Vulcan underperformed the S&P 500® Index between the start of the Reporting Period and June 23, 2022, when its assets were redeemed. Weak stock selection and an overweight position in information technology, as well as ineffective stock selection within financials drove the negative results. Underlying Manager Diamond Hill underperformed the Russell 1000® Value Index between December 7, 2021, when it was allocated capital, and the end of the Reporting Period. A relative overweight to and weak stock selection in consumer discretionary, along with an underweight to the energy sector, were the largest detractors from relative returns. Conversely, effective stock selection within industrials added to performance. Underlying Manager T. Rowe Price underperformed the Russell 1000® Growth Index between December 7, 2021, when it was allocated capital, and the end of the Reporting Period. Its largest detractor was a relative overweight to communication services, the weakest-performing sector in the Russell 1000® Growth Index for that time period. An underweight to consumer staples also hurt results. On the positive side, stock selection within the health care sector added to relative returns during the Reporting Period.

In U.S. small cap, Boston Partners, the value-oriented Underlying Manager, outperformed the Russell 2000® Value Index primarily because of strong stock selection in and a relative underweight to the health care sector. Effective stock selection in the communication services sector also boosted

Boston Partners’ results. Underlying Manager GW&K outperformed the Russell 2000® Index due largely to strong stock selection in the health care and consumer discretionary sectors.

In EAFE large cap, Underlying Manager WCM underperformed its benchmark index, the MSCI ACWI ex USA Index, because of weak stock selection in and a relative overweight to information technology, as well as a lack of exposure to energy. These losses were partially offset by a lack of exposure to the communication services and real estate sectors, which added value. Underlying Manager MFS outperformed its benchmark index, the MSCI EAFE Index, as a result of broad-based positive stock selection across the consumer discretionary, information technology, financials and industrials sectors. A lack of exposure to the real estate sector was also advantageous. These positive results were offset somewhat by a relative underweight to the energy sector and weak stock selection in communication services, which detracted. Regionally, stock selection was strong in continental Europe, while modest out-of-benchmark exposure to North America—specifically, Canada—added further to relative performance. Conversely, stock selection in the emerging markets—namely, modest out-of-benchmark exposure to China and Taiwan—partially detracted from returns. Underlying Manager Causeway outperformed the MSCI EAFE Index, its benchmark index, due primarily to strong stock selection within the consumer discretionary and financials sectors. These gains were slightly offset by weak stock selection in the materials and industrials sectors, which detracted from relative performance.

In EAFE small cap, Underlying Manager Principal underperformed its benchmark index, the MSCI World ex USA Small Cap Index, largely because of weak stock selection in the consumer staples, consumer discretionary and financials sectors. On a regional basis, stock selection in the U.K. and Japan also detracted from its relative returns.

In emerging markets, which we measure relative to the MSCI Emerging Markets Index, Underlying Manager Axiom underperformed the benchmark index due primarily to underweight positions and weak stock selection in the financials and materials sectors. These negative results were partially offset by a relative overweight position and solid stock selection in the information technology sector, as well as effective stock selection in the consumer discretionary sector, all of which added to performance. From a regional perspective, stock selection within Latin America detracted most from relative returns, while effective stock selection within emerging Asia added most. Underlying Manager Wellington also underperformed the benchmark index, largely because of stock-specific effects (i.e., stock returns that are not explainable by Wellington’s models and their factors). Although Wellington’s quantitative equity model’s factors and region-based factors added to performance during the Reporting Period, these positive results were partly offset by weakness in country-based and style-based factors. Within Wellington’s quantitative equity model, the

4

FUND RESULTS

momentum factor, driven by the strong results of its long-term signals, bolstered relative returns. The value factor, including both the pure value and fair value signals, also added to performance. In addition, the quality factor contributed positively, mainly because of earnings quality signals.

Diversified beta manager DIMA underperformed its benchmark index, the MSCI World Index, between the beginning of the Reporting Period and February 8, 2022, when its assets were redeemed. This performance was largely the result of exposure to the value and low volatility factors, offset by exposure to the momentum and quality factors, as value-oriented equities broadly outpaced growth-oriented equities during this time period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the MAS Group managed a passive currency overlay that sought to minimize unintended currency exposures for the Fund. As part of this currency overlay, the MAS Group used forward foreign currency exchange contracts, which had a positive impact on performance. The MAS Group also used equity futures within the Fund’s U.S. large-cap equity allocation in an effort to maintain target exposure relative to the Index and to facilitate the capital required for the currency overlay. This had a negative impact on the Fund’s performance. In addition, during the Reporting Period, the Fund employed equity futures to equitize its cash holdings and manage investment inflows, which had a negative impact on the Fund’s performance. The Fund’s Underlying Managers employed rights and warrants to implement their strategies. The use of rights and warrants did not have a material impact on the Fund’s performance during the Reporting Period overall.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

We made a number of changes in the Fund’s allocations during the Reporting Period. In the second quarter of 2022, we eliminated the Fund’s diversified beta allocation and reallocated the assets to U.S. large-cap equities. In the third calendar quarter, we reduced the Fund’s allocations to international small-cap and large-cap equities and increased its allocations to U.S. and Canadian large-cap equities.

During November 2021, Diamond Hill and T. Rowe Price were added as Underlying Managers for the Fund and both were allocated capital in December. Diamond Hill manages a large-cap value strategy that seeks to invest in companies selling at a discount to its team’s estimation of intrinsic value, with sustainable competitive advantages, conservative balance sheets and a management team with an ownership mentality. T. Rowe Price manages a large-cap growth strategy that invests in emerging and leading growth companies with high-quality earnings, strong free cash flow growth and shareholder-oriented management teams. The

AIMS Group believes the addition of these Underlying Managers should provide greater flexibility in managing the Fund’s factor exposures through market cycles.

On March 21, 2022, related to the elimination of the Fund’s diversified beta allocation, DIMA was removed as an Underlying Manager of the Fund. For the same reason, we removed the Fund’s positions in the iShares® Edge MSCI Multifactor USA ETF and the iShares® Edge MSCI Multifactor International ETF during March.

In April 2022, we sold the Fund’s position in the Vanguard S&P 500 ETF, which seeks to track the investment results of the S&P 500® Index, a measure of the performance of U.S. large-cap stocks. We reallocated the assets to Diamond Hill and T. Rowe Price.

In June 2022, Vulcan was redeemed and the proceeds were reallocated to T. Rowe Price. At the end of the Reporting Period, Vulcan remained an Underlying Manager of the Fund but did not have allocated capital.

Regarding the Fund’s strategic asset allocation, the Fund’s assets were allocated at the beginning of the Reporting Period 50.7% to U.S. large cap, 28.1% to non-U.S. developed large cap, 7.5% to U.S. small cap, 5.1% to non-U.S. developed small cap, 11.9% to emerging markets and 0.4% to cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 53.2% to U.S. large cap, 26.3% to non-U.S. developed large cap, 6.5% to U.S. small cap, 4.1% to non-U.S. developed small cap, 11.1% to emerging markets and 0.4% to cash and cash equivalents. This sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

                5

FUND BASICS

    Multi-Manager Global Equity Fund

    as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22 ‡

Holding	% of Net Assets	Line of Business

Microsoft Corp.	2.9%	Software

Alphabet, Inc. Class A	2.3	Interactive Media & Services

Amazon.com, Inc.	1.8	Internet & Direct Marketing Retail

Dollar General Corp.	1.3	Multiline Retail

The Sherwin-Williams Co.	1.2	Chemicals

Salesforce, Inc.	1.1	Software

Union Pacific Corp.	1.1	Road & Rail

NextEra Energy, Inc.	1.0	Electric Utilities

Danaher Corp.	0.9	Life Sciences Tools & Services

The Clorox Co.	0.9	Household Products

‡

The top 10 holdings may not be representative of the Fund’s future investments. The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 7.6% of the Fund’s net assets as of 10/31/22.

FUND COMPOSITION *

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

    Performance Summary

    October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on June 24, 2015 (commencement of operations) in Class R6 Shares at net asset value (“NAV”). For comparative purposes, the performance of the Fund’s benchmark, the MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Manager Global Equity Fund’s Lifetime Performance

     Performance of a $1,000,000 investment, with distributions reinvested, from June 24, 2015 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Since Inception

Class R6 Shares (Commenced June 24, 2015)	-19.61%	4.86%	5.37%

*

Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

                7

FUND RESULTS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Investment Objective The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group and the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of -15.42%. This return compares to the -15.19% average annual total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged) (the “Bloomberg Index”), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (the “Credit Suisse Index”), the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan EMBISM Index”) and the J.P. Morgan Government Bond Index—Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged) (the “J.P. Morgan GBI-EMSM Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the Bloomberg Index, the Credit Suisse Index, the J.P. Morgan EMBISM Index and the J.P. Morgan GBI-EMSM Index returned -16.31%, -2.03%, -24.19% and -20.27%, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that employ a non-core fixed income investment strategy. (Non-core fixed income includes non-investment grade securities, bank loans and emerging markets debt). The MAS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

During the Reporting Period, the Fund recorded a negative absolute return and modestly underperformed the Index. The Fund’s relative results can be attributed to the performance of the Underlying Managers overall. Strategic asset allocation underperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund had the following Underlying Managers, though not all were allocated capital—Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Marathon Asset Management, L.P. (“Marathon”), Nuveen Asset Management, LLC (“Nuveen”), Pacific Asset Management LLC (“Pacific”), RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) (formerly, Blue Bay Asset Management USA LLC), River Canyon Fund Management LLC (“River Canyon”), and TCW Investment Management Company LLC (“TCW”). As a reminder, in August 2021, RBC GAM-US had been added as an Underlying Manager for the Fund to allow us to enhance BlueBay’s ability to coordinate its management services to the Fund, and thus for these reporting purposes are being discussed as one Underlying Manager.

These Underlying Managers represented five sectors across non-core fixed income as part of the Fund’s top-level strategy allocation—high yield (Ares, BlueBay/RBC GAM-US and Brigade), bank loans (Nuveen and Pacific), external emerging markets debt (Marathon), local emerging markets debt (TCW) and structured credit (River Canyon).

Of the Underlying Managers with allocated capital for the entire Reporting Period, all generated negative absolute returns. River Canyon generated negative absolute returns from the beginning of the Reporting Period through March 31, 2022, when its assets were redeemed. Ares produced negative absolute returns between December 16, 2021, when it was allocated capital, and the end of the

8

FUND RESULTS

Reporting Period. Pacific generated negative absolute returns between January 18, 2022, when it was allocated capital, and the end of the Reporting Period.

On a relative basis, three Underlying Managers underperformed their respective benchmark indices and two outperformed their respective benchmark indices during the Reporting Period. Ares outperformed its benchmark index between December 16, 2021, when it was allocated capital, and the end of the Reporting Period. Pacific underperformed its benchmark index between January 18, 2022, when it was allocated capital, and the end of the Reporting Period. We do not measure River Canyon against a benchmark index.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, underperformed the Index during the Reporting Period. The underperformance was due in part to an overweight versus the Index to high yield corporate bonds versus bank loans broadly. During the Reporting Period, high yield corporate bonds underperformed bank loans. In addition, the Fund was hurt by its overweight positions in external emerging markets debt and local emerging markets debt, which were adversely affected during the Reporting Period by the rising interest rate environment.

Q	Which non-core fixed income Underlying Managers most significantly affected Fund performance?

A

BlueBay/RBC GAM-US, a high yield Underlying Manager, outperformed the ICE BofA Global High Yield Investment Grade Country Constrained Index during the Reporting Period. The outperformance was driven primarily by security selection. Overall, the strategy benefited from its underweight positions versus the benchmark index in cyclical market segments, such as real estate, leisure, automotive and transportation, which were hurt more than most other market segments during the Reporting Period by supply-chain issues and rising inflation. In addition, underweight positions within defensive market segments, including telecommunications, health care and consumer goods, bolstered relative performance. An underweight to emerging markets corporate bonds was also positive for performance. Conversely, overweight positions in banking and financial services detracted from returns, driven primarily by positioning in European banks. From a ratings perspective, a preference for lower-rated credits and selection amongst credits rated B and rated CCC and below added to results, as rising government bond yields led to the underperformance of higher-rated credits. The strategy was further aided by term structure effects, wherein it benefited from its short duration position relative to its benchmark index. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds. Duration is a measure of sensitivity to changes in interest rates.)

Brigade, another high yield Underlying Manager, outperformed the ICE BofA Global High Yield Investment Grade Country Constrained Index during the Reporting Period. Security selection was the primary driver of outperformance. Credit selection within the energy and basic industry market segments added most to relative performance, as commodity prices rose. An out-of-benchmark allocation to bank loans added further to relative returns. From a ratings perspective, credit selection across rating tiers was advantageous, driven by selection among BB-rated and B-rated credits. Conversely, an overweight versus the benchmark index in CCC-rated credits weighed on performance during the Reporting Period. Regarding sector allocations, an underweight position in real estate, most notably the strategy’s avoidance of Chinese real estate debt, contributed positively.

Ares, another high yield Underlying Manager, outperformed the ICE BofA Global High Yield Investment Grade Country Constrained Index from December 16, 2021 through the end of the Reporting Period. Much of its outperformance was driven by credit selection within the energy market segment, as commodity prices increased significantly. Strong credit selection in the real estate market segment also added to relative returns. Specifically, the strategy avoided Chinese real estate debt, which faced significant pressure during the Reporting Period. Conversely, credit selection within the basic industry, financial services, and services market segments weighed on relative performance. From a ratings perspective, selection among BB-rated and B-rated credits added to returns, while selection of CCC-rated credits detracted from returns. An out-of-benchmark allocation to bank loans further bolstered relative performance.

Nuveen, a bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. Credit selection in consumer staples, technology and communication services detracted most from relative performance. These negative results were offset somewhat by credit selection in health care and real estate, which contributed positively. Regarding allocations, the strategy’s overweight positions relative to the benchmark index in the communication services and technology market segments weighed on returns. However, an underweight in consumer staples was beneficial. From a credit ratings perspective, selection of CCC-rated credits was a drag on relative performance, though this was partially offset by an underweight allocation to these credits. Additionally, overweight positions in defaulted issuers hurt results, as did credit selection among non-rated issuers.

Pacific, the other bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index between January 18, 2022, when it was allocated capital, and the end of the Reporting Period. From an asset allocation perspective, the strategy’s focus on larger and liquid issuers weighed on its relative performance, as smaller issuers outperformed. Exposure to high yield corporate bonds also hurt results, as high yield corporate bonds underperformed

        9

FUND RESULTS

bank loans. However, limited exposure to distressed issuers contributed positively. Additionally, the strategy’s lack of exposure to the metals/minerals and consumer durables market segments added to relative performance. Conversely, an underweight compared to the benchmark index in utilities, as well as an overweight in health care, detracted from results. From a credit ratings perspective, an overweight to B-rated loans and an underweight to BB-rated loans hurt performance. On the other hand, despite an overweight to CCC-rated loans, which lagged BB-rated and B-rated loans, the strategy was concentrated in positively performing second-lien loans, which added to returns overall.

Marathon, the external emerging markets debt Underlying Manager, slightly underperformed the J.P. Morgan EMBISM Global Diversified Index during the Reporting Period. Overweight positions versus the benchmark index in Ukraine and Israel detracted from returns. Selection in Egypt, Hungary and Colombia also weighed on relative performance. On the positive side, the strategy benefited from its legacy holdings in Russia, as J.P. Morgan excluded Russian securities from its indices in response to Russia’s invasion of Ukraine and these issues rose in value amidst opportunistic buying. In addition, selection in China, the United Arab Emirates and Chile contributed positively to relative returns.

TCW, the local emerging markets debt Underlying Manager, underperformed the J.P. Morgan GBI-EMSM Global Diversified Index during the Reporting Period. An underweight versus the benchmark index in Turkey, where local bonds rallied due largely to supply and demand factors, detracted from relative returns. The strategy remains underweight Turkey’s local bonds in light of the country’s unorthodox monetary policy, high inflation and significantly negative real rates. In addition, the timing of certain trades in South Africa and out-of-index exposure to Ukraine in early 2022 hurt relative performance. The Ukraine position was sold in early February as the potential for a Russia/Ukraine conflict grew. Conversely, the strategy benefited from its underweight positioning in Egypt, which reflected TCW’s expectations of weaker fundamentals on the back of food and energy shocks and a potential currency devaluation. A position in Russia’s local bonds added further to returns. Additionally, after J.P. Morgan excluded Russian securities from its indices in response to Russia’s invasion of Ukraine, TCW was able to exit this position in an illiquid market at attractive valuations. Finally, overweight positions in Brazil and Mexico, which were based on positive views about the attractive risk-adjusted carry and supportive commodity environment, were also beneficial to relative performance.

River Canyon, the structured credit Underlying Manager, which we do not measure against a benchmark index, produced negative absolute returns from the beginning of the Reporting Period through March 31, 2022, when its assets were redeemed. (Structured credit refers to instruments that pool debt obligations and sell the resulting cash flows, such as collateralized mortgage obligations or collateralized loan obligations (“CLOs”).) The negative performance was driven by allocations to CLOs, non-agency residential mortgage-backed securities and agency inverse interest only securities. Overall, the strategy was negatively impacted by the rise in interest rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, a specialized index of credit default swaps (“CDX”) was used as a cost-efficient instrument to help manage the Fund’s cash position. The use of CDX had a negative impact on the Fund’s performance. The Fund’s Underlying Managers employed credit default swaps, warrants, U.S. Treasury futures, interest-only securities, forward foreign currency exchange contracts and structured securities to implement their strategies. The use of credit default swaps and U.S. Treasury futures by Underlying Managers each had a negative impact on the Fund’s performance. The use of forward foreign currency exchange contracts, warrants, interest-only securities and structured securities by Underlying Managers each had a neutral impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

We made a number of changes in the Fund’s allocations during the Reporting Period. In the first quarter of 2022, we eliminated the Fund’s allocation to structured credit and reallocated the assets to high yield corporate bonds and bank loans. During the third calendar quarter, we decreased the Fund’s allocations to external and local emerging markets debt in favor of greater allocations to high yield corporate bonds and bank loans.

Pacific was added as an Underlying Manager of the Fund in November 2021 and allocated capital in January 2022. Pacific manages a bank loan strategy, with a focus on larger issue size loans, which seeks to avoid losses and aims to generate excess returns via relative value trading. The AIMS Group believed it was prudent to diversify the Fund’s bank loan manager exposure beyond existing Underlying Manager Nuveen, which employs an opportunistic approach that may at times invest in lower dollar-priced loans with an expected catalyst.

In December 2021, Ares was allocated capital in an effort to further diversify the Fund’s exposure to high yield corporate bonds and bank loans.

In March 2022, we redeemed River Canyon’s allocated capital due to the elimination of the Fund’s strategic allocation to structured credit. We reallocated the proceeds to the Fund’s high yield and bank loan Underlying Managers. At the end of the Reporting Period, River Canyon remained an Underlying Manager of the Fund but did not have allocated capital.

10

FUND RESULTS

In terms of the Fund’s strategic allocation, at the start of the Reporting Period, the Fund’s assets were allocated 40.8% to high yield corporate bonds, 22.0% to local emerging markets debt, 18.2% to external emerging markets debt, 16.1% to bank loans, 5.0% to structured credit and 0.7% to cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 39.8% to high yield corporate bonds, 23.6% to bank loans, 22.5% to local emerging markets debt, 14.7% to external emerging markets debt and 2.2% to cash and cash equivalents. This sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

        11

FUND BASICS

    Multi-Manager Non-Core Fixed Income Fund

     as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22 ‡

Holding	% of Net Assets	Line of Business

Brazil Notas do Tesouro Nacional	1.3%	Sovereign Debt Obligations

China Government Bond	0.8	Sovereign Debt Obligations

Brazil Notas do Tesouro Nacional	0.7	Sovereign Debt Obligations

United Mexican States	0.5	Sovereign Debt Obligations

United Mexican States	0.5	Sovereign Debt Obligations

Thailand Government Bond	0.5	Sovereign Debt Obligations

China Government Bond	0.5	Sovereign Debt Obligations

Thailand Government Bond	0.5	Sovereign Debt Obligations

Brazil Notas do Tesouro Nacional	0.4	Sovereign Debt Obligations

Republic of South Africa	0.4	Sovereign Debt Obligations

‡

The top 10 holdings may not be representative of the Fund’s future investments. The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 4.2% of the Fund’s net assets as of 10/31/22.

12

FUND BASICS

FUND COMPOSITION *

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

        13

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

    Performance Summary

    October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on March 31, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Non-Core Fixed Income Composite Dynamic Index, which is comprised of the Bloomberg Global High Yield Corporate Index (Gross, USD, Unhedged), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s Lifetime Performance

     Performance of a $1,000,000 investment, with distributions reinvested, from March 31, 2015 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Since Inception

Class R6 Shares (Commenced March 31, 2015)	-15.42%	-0.51%	0.80%

*

Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

14

FUND RESULTS

  Goldman Sachs Multi-Manager Real Assets

  Strategy Fund

Investment Objective The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group and the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class R6 Shares generated an average annual total return of -19.78%. This return compares to the -18.66% average annual total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index (the “Index”), during the same time period.

The Index is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (the “FTSE Index”) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Dow Jones Brookfield Index”), which are weighted in accordance with the relative market capitalizations of each constituent index (as determined by the constituent index providers) as of the last business day of the previous calendar year. During the Reporting Period, the FTSE Index and the Dow Jones Brookfield Index returned -24.82% and -8.10%, respectively.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a multi-manager approach and generally seeks to achieve its investment objective by dynamically allocating its assets among unaffiliated investment managers (“Underlying Managers”) that invest primarily in real assets. (Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.) The MAS Group is responsible for the Fund’s asset allocation, wherein it applies a risk-based approach that draws from both fundamental and quantitative disciplines with the intention of dynamically accessing a diversified set of risks and returns in a market cycle aware manner. The AIMS Group is responsible for making recommendations with respect to hiring, terminating or replacing the Fund’s Underlying Managers and applying a multifaceted process for manager due diligence, portfolio construction and risk management.

The Fund posted a negative absolute return during the Reporting Period and underperformed the Index. The Fund’s relative results can be attributed to the performance of the Underlying Managers overall. Strategic asset allocation outperformed the Index during the Reporting Period.

At various points during the Reporting Period, the Fund allocated capital to the following Underlying Managers—Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), PGIM Real Estate, a business unit of PGIM, Inc. (“PRE”), Presima Inc. (“Presima”), Principal Real Estate Investors, LLC (“PrinREI”) and RREEF America L.L.C. (“RREEF”), a wholly-owned subsidiary of DWS Group GmbH & COVID-19. KgaA, an affiliate of Deutsche Bank AG.

These Underlying Managers represented two sectors of real assets as part of the Fund’s top-level strategy allocation—global real estate (PRE, Presima and PrinREI) and global infrastructure (Cohen & Steers and RREEF).

All three of the Underlying Managers with allocated capital for the entire Reporting Period generated negative absolute returns. Presima produced a negative absolute return from the beginning of the Reporting Period until February 24, 2022, when its assets were redeemed. PrinREI produced a negative absolute return from February 24, 2022, when it was allocated capital, and the end of the Reporting Period.

On a relative basis, three of the Underlying Managers underperformed their respective benchmark indices during the Reporting Period overall. Presima outperformed its benchmark index between the start of the Reporting Period and February 24, 2022, when its assets were redeemed. PrinREI underperformed its benchmark index between February 24, 2022, when it was allocated capital, and the end of the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, outperformed the Index. During the Reporting Period, the Fund’s strategic allocation to global infrastructure securities was larger than that of the Index, while its strategic allocation to global real estate securities was smaller. As a reminder, the Index has a comparatively larger weighting in global real estate securities than in global infrastructure securities.

                15

FUND RESULTS

During the Reporting Period, global infrastructure securities performed better than global real estate securities, as energy prices remained elevated and rising long-term interest rates hurt the valuations of global real estate securities.

Q	Which real assets asset classes most significantly affected Fund performance?

A

In global infrastructure, which we measure against the Dow Jones Brookfield Index, Underlying Manager RREEF modestly underperformed the benchmark index during the Reporting Period. A relative overweight to and challenged stock selection within the transportation infrastructure sector detracted from relative returns. In addition, an underweight to North American midstream[1] energy companies hurt performance. Conversely, an underweight position and strong stock selection within North American digital communications infrastructure added to relative returns.

Underlying Manager Cohen & Steers also modestly underperformed its benchmark index during the Reporting Period. The strategy was hampered by ineffective stock selection within utilities as well as by overall positioning within European transportation infrastructure. On the other hand, stock selection within midstream energy and an underweight to non-U.S. cell towers added to relative returns.

In global real estate, which we measure against the FTSE Index, Underlying Manager PRE underperformed the benchmark index during the Reporting Period. The negative results were driven by weak stock selection within specialized real estate investment trusts (“REITs”), especially relative underweight positions in gaming and casino REITs. In addition, challenged stock selection among retail REITs detracted from relative performance. On the positive side, the strategy benefited from an underweight to office REITs.

Also in global real estate, PrinREI moderately underperformed its benchmark index between February 24, 2022, when it was allocated capital as an Underlying Manager for the Fund, and the end of the Reporting Period. Its underperformance was due both to a relative underweight to retail REITs, notably in triple net lease REITs, as well as to an underweight to hotels. Selection within specialized REITs added to returns. Selection among industrial REITs and residential REITs further bolstered performance.

Presima, another global real estate Underlying Manager, outperformed its benchmark index between the beginning of the Reporting Period and February 24, 2022, when it was fully redeemed. Stock selection among real estate operating companies and retail REITs contributed positively to relative returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Forward foreign currency exchange contracts were used by Underlying Managers to facilitate equity transactions settling in foreign currencies. The use of forward foreign currency exchange contracts had a negative impact on the Fund’s performance during the Reporting Period. Real estate index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of real estate index futures, which helped us increase the Fund’s exposure to U.S. real estate securities. During the Reporting Period, the use of real estate index futures had a negative impact on the Fund’s performance.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A

We made some changes to the Fund’s allocations during the Reporting Period. In the first quarter of 2022, we reduced the Fund’s overweight allocation relative to the Index in global infrastructure securities. During the third quarter of 2022, we decreased the Fund’s overall allocation to global real estate securities in favor of an increased overall allocation to global infrastructure securities.

In February 2022, Presima was fully redeemed. Presima was removed as an Underlying Manager of the Fund on March 7, 2022.

PrinREI was added as an Underlying Manager in February 2022 and was immediately allocated capital. The AIMS Group selected PrinREI as a replacement for Presima based on its core strategy, which was diversified and which, in the AIMS Group’s view, could be appropriate even on a standalone basis compared to Presima’s more concentrated, satellite approach.

In terms of the Fund’s strategic asset allocation at the start of the Reporting Period, the Fund’s assets were allocated 54.2% to global real estate and 45.8% to global infrastructure, with the remainder in cash and cash equivalents. At the end of the Reporting Period, the Fund’s assets were allocated 59.8% to global real estate and 40.2% to global infrastructure, with the remainder in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

[1]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

16

FUND BASICS

    Multi-Manager Real Assets Strategy Fund

     as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22 ‡

Holding	% of Net Assets	Line of Business

Prologis, Inc.	4.3%	Equity Real Estate Investment Trusts (REITs)

American Tower Corp.	3.4	Equity Real Estate Investment Trusts (REITs)

Enbridge, Inc.	2.5	Oil, Gas & Consumable Fuels

Welltower, Inc.	2.0	Equity Real Estate Investment Trusts (REITs)

Sempra Energy	1.9	Multi-Utilities

Crown Castle, Inc.	1.8	Equity Real Estate Investment Trusts (REITs)

TC Energy Corp.	1.7	Oil, Gas & Consumable Fuels

Digital Realty Trust, Inc.	1.7	Equity Real Estate Investment Trusts (REITs)

National Grid PLC	1.6	Multi-Utilities

SBA Communications Corp.	1.6	Equity Real Estate Investment Trusts (REITs)

‡

The top 10 holdings may not be representative of the Fund’s future investments. The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund, which represents approximately 1.9% of the Fund’s net assets as of 10/31/22.

FUND SECTOR ALLOCATIONS *

*

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

            17

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

    Performance Summary

    October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on June 30, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Multi-Manager Real Assets Strategy Composite Dynamic Index, which is comprised of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Multi-Manager Real Assets Strategy Fund’s Lifetime Performance

     Performance of a $1,000,000 investment, with distributions reinvested, from June 30, 2015 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Since Inception

Class R6 Shares (Commenced June 30, 2015)	-19.78%	1.93%	1.55%

*

Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares. These returns assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

18

FUND BASICS

Index Definitions

Market Review

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red chips, P chips and foreign listings (e.g., American Depositary Receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

Multi-Manager Global Equity

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

Russell 1000®Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000®Value Index is an unmanaged index of common stock prices that measures the performance those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000®Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 27 emerging markets countries.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries.

Multi-Manager Non-Core Fixed Income

Bloomberg Global High Yield Corporate Index is a multi-currency measure of the global high yield debt market.

ICE BofA Global High Yield Investment Grade Country Constrained Index contains all securities in the ICE BofA Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan Government Bond Index – Emerging Markets (“GBI-EMSM”) Global Diversified Index is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

    19

FUND BASICS

Multi-Manager Real Assets Strategy

FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The index incorporates REITs and real estate holding & development companies.

Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

It is not possible to invest directly in an unmanaged index.

20

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 95.5%

Australia – 0.6%
7,258	Allkem Ltd.* (Metals & Mining)	$67,061
5,174	Ampol Ltd. (Oil, Gas & Consumable Fuels)	90,244
11,671	Challenger Ltd. (Diversified Financial Services)	52,442
10,469	Charter Hall Group (Equity Real Estate Investment Trusts (REITs))	86,902
3,988	CSL Ltd. (Biotechnology)	713,913
20,849	Deterra Royalties Ltd. (Metals & Mining)	54,707
20,340	Downer EDI Ltd. (Commerical Services & Supplies)	58,456
10,470	Eagers Automotive Ltd. (Specialty Retail)	83,003
16,222	GrainCorp Ltd. (Food & Staples Retailing)	87,207
71,324	HomeCo Daily Needs REIT (Equity Real Estate Investment Trusts (REITs))	58,362
13,539	IGO Ltd. (Metals & Mining)	132,411
54,332	Incitec Pivot Ltd. (Chemicals)	130,666
73,227	Nine Entertainment Co. Holdings Ltd. (Media)	96,705
47,988	Orora Ltd. (Containers & Packaging)	93,122
24,801	Pilbara Minerals Ltd.* (Metals & Mining)	80,609
2,932	Pro Medicus Ltd. (Health Care Technology)	104,459
6,232	Seven Group Holdings Ltd. (Trading Companies & Distributors)	73,079
15,502	Super Retail Group Ltd. (Specialty Retail)	101,929

		2,165,277

Austria – 0.1%
1,690	ANDRITZ AG (Machinery)	78,545
2,801	BAWAG Group AG*(a) (Banks)	135,221
1,835	CA Immobilien Anlagen AG (Real Estate Management & Development)	57,957
1,487	Wienerberger AG (Construction Materials)	33,991

		305,714

Belgium – 0.2%
718	Aedifica SA (Equity Real Estate Investment Trusts (REITs))	54,757
7,803	Anheuser-Busch InBev SA (Beverages)	390,309
602	Cofinimmo SA (Equity Real Estate Investment Trusts (REITs))	49,927
4,903	KBC Group NV (Banks)	245,717

Shares	Description	Value

Common Stocks (continued)

Belgium (continued)
2,335	Warehouses De Pauw CVA (Equity
	Real Estate Investment Trusts (REITs))	$59,930

		800,640

Bermuda – 0.1%
1,553	Assured Guaranty Ltd. (Insurance)	91,922
2,321	Axis Capital Holdings Ltd. (Insurance)	126,889
265	RenaissanceRe Holdings Ltd. (Insurance)	40,990

		259,801

Brazil – 0.8%
60,100	B3 SA - Brasil Bolsa Balcao (Capital Markets)	174,989
11,550	Banco BTG Pactual SA (Capital Markets)	64,709
44,050	Banco do Brasil SA (Banks)	315,696
23,250	Cielo SA (IT Services)	26,781
2,200	Gerdau SA (Metals & Mining)	10,967
31,300	Hypera SA (Pharmaceuticals)	307,880
33,089	JBS SA (Food Products)	159,888
23,572	Localiza Rent a Car SA (Road & Rail)	321,899
7,100	Marfrig Global Foods SA (Food Products)	14,707
5,550	Multiplan Empreendimentos Imobiliarios SA (Real Estate Management & Development)	28,322
17,300	Pagseguro Digital Ltd. Class A* (IT Services)	236,664
6,914	StoneCo Ltd. Class A* (IT Services)	72,597
39,800	TOTVS SA (Software)	255,497
20,950	Vale SA (Metals & Mining)	272,263
64,900	WEG SA (Electrical Equipment)	506,083
6,800	XP, Inc. Class A* (Capital Markets)	124,644

		2,893,586

Canada – 2.8%
14,500	Alamos Gold, Inc. Class A (Metals & Mining)	114,416
8,335	Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	373,204
6,100	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	85,880
3,200	ATS Automation Tooling Systems, Inc.* (Machinery)	101,237
9,300	Birchcliff Energy Ltd. (Oil, Gas & Consumable Fuels)	72,292
3,300	Boralex, Inc. Class A (Independent Power and Renewable Electricity Producers)	93,573
1,490	BRP, Inc. (Leisure Products)	99,625

The accompanying notes are an integral part of these financial statements.                21

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

Canada (continued)
11,051	Canadian National Railway Co. (Road & Rail)	$1,309,070
12,388	Canadian Pacific Railway Ltd. (Road & Rail)	922,782
4,100	Capital Power Corp. (Independent Power and Renewable Electricity Producers)	137,233
12,700	Capstone Mining Corp.* (Metals & Mining)	29,458
12,700	Crescent Point Energy Corp. (Oil, Gas & Consumable Fuels)	99,281
3,200	Definity Financial Corp. (Insurance)	94,777
5,500	Element Fleet Management Corp. (Diversified Financial Services)	73,274
3,600	Empire Co. Ltd. Class A (Food & Staples Retailing)	92,487
6,339	Enerplus Corp. (Oil, Gas & Consumable Fuels)	109,728
7,500	First Capital Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	87,257
1,850	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	58,378
1,600	Granite Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	81,765
2,161	Intact Financial Corp. (Insurance)	328,365
3,300	Keyera Corp. (Oil, Gas & Consumable Fuels)	70,731
2,618	Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	861,427
3,190	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	92,819
3,196	Ritchie Bros. Auctioneers, Inc. (Commerical Services & Supplies)	208,795
2,410	Stantec, Inc. (Professional Services)	117,922
6,000	Summit Industrial Income REIT (Equity Real Estate Investment Trusts (REITs))	76,676
8,372	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	287,967
1,200	TFI International, Inc. (Road & Rail)	109,232
5,089	The Descartes Systems Group, Inc.* (Software)	351,361
6,317	The Toronto-Dominion Bank (Banks)	404,286
1,027	Toromont Industries Ltd. (Trading Companies & Distributors)	78,928
1,250	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	70,430
98,925	Wheaton Precious Metals Corp. (Metals & Mining)	3,233,858
13,300	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	103,092

Shares	Description	Value

Common Stocks (continued)

Canada (continued)
24,100	Yamana Gold, Inc. (Metals & Mining)	$105,786

		10,537,392

Chile – 0.1%
62,278	Cencosud SA (Food & Staples Retailing)	83,829
1,710	Sociedad Quimica y Minera de Chile SA ADR (Chemicals)	160,193

		244,022

China – 3.1%
145,350	3SBio, Inc.(a) (Biotechnology)	102,647
466,074	Agricultural Bank of China Ltd. Class H (Banks)	133,033
4,600	Airtac International Group (Machinery)	105,264
143,900	Alibaba Group Holding Ltd.* (Internet & Direct Marketing Retail)	1,118,809
275	Alibaba Group Holding Ltd. ADR* (Internet & Direct Marketing Retail)	17,485
5,715	Autohome, Inc. ADR (Interactive Media & Services)	149,276
2,705	Baidu, Inc. ADR* (Interactive Media & Services)	207,122
21,150	Baidu, Inc. Class A* (Interactive Media & Services)	202,765
1,177,787	Bank of China Ltd. Class H (Banks)	379,338
492,363	Bank of Communications Co. Ltd. Class H (Banks)	240,233
364,000	Beijing Capital International Airport Co. Ltd. Class H* (Transportation Infrastructure)	197,119
22,550	BYD Co. Ltd. Class H (Automobiles)	505,191
5,850	CanSino Biologics, Inc. Class H(a) (Pharmaceuticals)	54,389
37,100	Centre Testing International Group Co. Ltd. Class A (Professional Services)	94,803
111,300	China Aoyuan Group Ltd.*(b) (Real Estate Management & Development)	16,731
522,311	China Cinda Asset Management Co. Ltd. Class H (Capital Markets)	48,518
115,050	China CITIC Bank Corp. Ltd. Class H (Banks)	43,369
25,800	China Coal Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	18,973
176,650	China Feihe Ltd.(a) (Food Products)	101,760
160,862	China Galaxy Securities Co. Ltd. Class H (Capital Markets)	60,236
63,600	China Hongqiao Group Ltd. (Metals & Mining)	45,013
202,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	230,819

22                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

China (continued)
64,532	China Medical System Holdings Ltd. (Pharmaceuticals)	$70,529
15,500	China Merchants Bank Co. Ltd. Class H (Banks)	50,745
74,500	China Minsheng Banking Corp. Ltd. Class H (Banks)	21,637
193,000	China Resources Pharmaceutical Group Ltd.(a) (Pharmaceuticals)	130,194
26,550	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	69,743
262,900	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	23,786
53,800	China Yangtze Power Co. Ltd. Class A (Independent Power and Renewable Electricity Producers)	148,936
74,000	China Yongda Automobiles Services Holdings Ltd. (Specialty Retail)	33,192
52,500	China Yuhua Education Corp. Ltd.*(a) (Diversified Consumer Services)	5,754
15,200	Chongqing Brewery Co. Ltd. (Beverages)	180,957
2,900	Contemporary Amperex Technology Co. Ltd. Class A (Electrical Equipment)	148,047
26,250	Cosco Shipping Energy Transportation Co. Ltd. Class H* (Oil, Gas & Consumable Fuels)	19,121
71,500	COSCO Shipping Holdings Co. Ltd. Class H (Marine)	77,054
73,700	Country Garden Holdings Co. Ltd. (Real Estate Management & Development)	9,499
37,000	Country Garden Services Holdings Co. Ltd. (Real Estate Management & Development)	32,339
156,600	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	160,854
811	Daqo New Energy Corp. ADR* (Semiconductors & Semiconductor Equipment)	35,676
121,850	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	55,125
41,750	Dongyue Group Ltd. (Chemicals)	36,234
28,800	East Money Information Co. Ltd. (Capital Markets)	61,415
34,550	Great Wall Motor Co. Ltd. Class H (Automobiles)	37,743
132,400	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate Management & Development)	18,065
79,550	Haichang Ocean Park Holdings Ltd.*(a) (Hotels, Restaurants & Leisure)	70,446

Shares	Description	Value

Common Stocks (continued)

China (continued)
37,100	Haier Smart Home Co., Ltd. Class H (Household Durables)	$92,861
13,049	Hello Group, Inc. ADR (Interactive Media & Services)	61,330
75,950	Industrial & Commercial Bank of China Ltd. Class H (Banks)	32,975
5,650	JD Health International, Inc.*(a) (Internet & Direct Marketing Retail)	30,996
23,890	JD.com, Inc. Class A (Internet & Direct Marketing Retail)	435,049
62,000	Jiumaojiu International Holdings, Ltd.(a) (Hotels, Restaurants & Leisure)	97,443
228,000	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	182,219
813	Li Auto, Inc. ADR* (Automobiles)	11,073
59,500	Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	307,789
21,600	LONGi Green Energy Technology Co. Ltd. Class A (Semiconductors & Semiconductor Equipment)	141,903
4,300	Luzhou Laojiao Co. Ltd. Class A (Beverages)	91,755
1,350	Meituan Class B*(a) (Internet & Direct Marketing Retail)	21,614
83,500	Metallurgical Corp. of China Ltd. Class H (Construction & Engineering)	13,296
36,650	NetEase, Inc. (Entertainment)	406,641
904	NetEase, Inc. ADR (Entertainment)	50,281
7,100	Nongfu Spring Co. Ltd. Class H(a) (Beverages)	35,662
43,450	PICC Property & Casualty Co. Ltd. Class H (Insurance)	40,074
1,934	Pinduoduo, Inc. ADR* (Internet & Direct Marketing Retail)	106,041
132,950	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	532,251
47,950	Powerlong Real Estate Holdings Ltd. (Real Estate Management & Development)	3,913
26,533	RLX Technology, Inc. ADR* (Tobacco)	33,166
88,600	Seazen Group Ltd.* (Real Estate Management & Development)	14,232
24,800	Shenzhen Inovance Technology Co. Ltd. Class A (Machinery)	226,023
3,800	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (Health Care Equipment & Supplies)	168,979
30,100	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	208,984
116,350	Shimao Services Holdings Ltd.*(a) (Real Estate Management & Development)	18,688

The accompanying notes are an integral part of these financial statements.                23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

China (continued)
57,000	Sinopec Engineering Group Co. Ltd. Class H (Construction & Engineering)	$20,382
27,465	Sinotruk Hong Kong Ltd. (Machinery)	24,485
87,600	Sunac China Holdings Ltd.*(b) (Real Estate Management & Development)	51,112
45,616	Tencent Holdings Ltd. (Interactive Media & Services)	1,198,641
12,451	Tencent Music Entertainment Group ADR* (Entertainment)	44,948
1,450	Trip.com Group Ltd.* (Hotels, Restaurants & Leisure)	32,570
9,157	Trip.com Group Ltd. ADR* (Hotels, Restaurants & Leisure)	207,223
10,150	Tsingtao Brewery Co. Ltd. Class H (Beverages)	71,061
31,639	Wuxi Lead Intelligent Equipment Co. Ltd. Class A (Machinery)	216,389
11,300	Xinte Energy Co. Ltd. Class H (Construction & Engineering)	22,045
29,300	Yadea Group Holdings Ltd.(a) (Automobiles)	44,738
7,171	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	296,521
9,900	Yunnan Botanee Bio-Technology Group Co. Ltd. Class A (Personal Products)	193,109
8,300	Yunnan Energy New Material Co. Ltd. Class A (Chemicals)	167,446
11,200	ZTE Corp. Class H (Communications Equipment)	19,979

		11,545,871

Colombia – 0.0%
664	Bancolombia SA ADR (Banks)	16,846

Cyprus – 0.0%
815	Galaxy Cosmos Mezz PLC (Diversified Financial Services)	132

Czech Republic – 0.0%
4,900	CEZ AS (Electric Utilities)	160,247

Denmark – 0.6%
4,952	ALK-Abello A/S* (Pharmaceuticals)	81,876
425	Bavarian Nordic A/S* (Biotechnology)	13,524
2,657	Carlsberg AS Class B (Beverages)	312,850
1,731	DSV A/S (Air Freight & Logistics)	233,907
1,082	NKT A/S* (Electrical Equipment)	53,999
14,478	Novo Nordisk A/S Class B (Pharmaceuticals)	1,574,211
1,684	Royal Unibrew A/S (Beverages)	96,197

		2,366,564

France – 4.2%
13,632	Air Liquide SA (Chemicals)	1,783,252

Shares	Description	Value

Common Stocks (continued)

France (continued)
43,694	Alstom SA (Machinery)	$899,276
692	Alten SA (IT Services)	80,846
200	Amundi SA(a) (Capital Markets)	9,436
29,629	AXA SA (Insurance)	731,685
6,274	BNP Paribas SA (Banks)	294,212
4,981	Capgemini SE (IT Services)	816,340
21,205	Carrefour SA (Food & Staples Retailing)	341,304
3,222	Cellectis SA ADR* (Biotechnology)	8,007
6,540	Cie de Saint-Gobain (Building Products)	267,361
9,878	Cie Generale des Etablissements Michelin SCA (Auto Components)	251,731
2,285	Constellium SE* (Metals & Mining)	25,181
17,025	Danone SA (Food Products)	846,134
6,157	Dassault Systemes SE (Software)	206,375
38,917	Engie SA (Multi-Utilities)	505,662
3,851	EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	608,951
4,300	Euroapi SA* (Pharmaceuticals)	75,246
4,578	Faurecia SE* (Auto Components)	68,345
674	Gaztransport Et Technigaz SA (Oil, Gas & Consumable Fuels)	78,412
4,135	Klepierre SA* (Equity Real Estate Investment Trusts (REITs))	83,106
4,361	Legrand SA (Electrical Equipment)	332,328
925	L’Oreal SA (Personal Products)	290,454
2,500	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,577,486
807	Nexans SA (Electrical Equipment)	75,357
8,065	Pernod Ricard SA (Beverages)	1,415,498
6,544	Rexel SA* (Trading Companies & Distributors)	116,780
10,013	Sanofi (Pharmaceuticals)	861,697
11,549	Schneider Electric SE (Electrical Equipment)	1,460,444
695	Sopra Steria Group SACA (IT Services)	91,992
5,466	SPIE SA (Commerical Services & Supplies)	127,869
6,773	TotalEnergies SE (Oil, Gas & Consumable Fuels)	369,490
9,610	Valeo (Auto Components)	158,305
7,924	Vallourec SA* (Energy Equipment & Services)	84,309
6,656	Vinci SA (Construction & Engineering)	612,598

		15,555,469

Germany – 2.2%
21,802	Bayer AG (Pharmaceuticals)	1,146,372
6,490	Beiersdorf AG (Personal Products)	623,009
118,933	BNP Paribas SA (Banks)	1,170,251

24                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Germany (continued)
1,226	CompuGroup Medical SE & Co KgaA (Health Care Technology)	$38,734
1,978	CTS Eventim AG & Co. KGaA* (Entertainment)	94,423
4,705	Deutsche Boerse AG (Capital Markets)	765,125
29,866	Deutsche Telekom AG (Diversified Telecommunication Services)	563,735
3,494	Encavis AG (Independent Power and Renewable Electricity Producers)	65,050
664	K&S AG (Chemicals)	14,660
4,199	Merck KGaA (Pharmaceuticals)	684,290
1,207	MTU Aero Engines AG (Aerospace & Defense)	216,003
521	Rheinmetall AG (Aerospace & Defense)	84,689
15,089	RWE AG (Independent Power and Renewable Electricity Producers)	580,853
1,142	Salzgitter AG (Metals & Mining)	25,522
18,363	SAP SE (Software)	1,767,490
1,234	Scout24 SE(a) (Interactive Media & Services)	63,236
2,678	Siemens AG (Industrial Conglomerates)	292,462
694	Sixt SE (Road & Rail)	65,093
1,021	Stroeer SE & Co. KGaA (Media)	41,625

		8,302,622

Greece – 0.0%
22,000	Alpha Services & Holdings SA* (Banks)	20,374
21,150	Eurobank Ergasias Services and Holdings SA Class A* (Banks)	20,879
4,600	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	72,241
13,900	National Bank of Greece SA* (Banks)	50,364

		163,858

Hong Kong – 0.6%
210,125	AIA Group Ltd. (Insurance)	1,591,653
21,600	BOE Varitronix Ltd. (Electronic Equipment, Instruments & Components)	32,029
284,350	China Jinmao Holdings Group Ltd. (Real Estate Management & Development)	37,674
112,150	China Traditional Chinese Medicine Holdings Co. Ltd. (Pharmaceuticals)	48,477
143,850	GCL Technology Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	36,460
46,800	Geely Automobile Holdings Ltd. (Automobiles)	50,365

Shares	Description	Value

Common Stocks (continued)

Hong Kong (continued)
46,629	Hopson Development Holdings Ltd. (Real Estate Management & Development)	$37,424
23,000	Kingboard Holdings Ltd. (Electronic Equipment, Instruments & Components)	56,779
24,150	Kingboard Laminates Holdings Ltd. (Electronic Equipment, Instruments & Components)	19,293
133,350	Kunlun Energy Co. Ltd. (Gas Utilities)	79,699
2,750	Orient Overseas International Ltd. (Marine)	40,186
192,400	Shimao Group Holdings Ltd.(b) (Real Estate Management & Development)	108,337
65,800	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	31,929
126,150	Sun Art Retail Group Ltd. (Food & Staples Retailing)	20,070
180,100	Truly International Holdings Ltd. (Electronic Equipment, Instruments & Components)	22,011
30,500	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	31,008
9,300	Yuexiu Property Co. Ltd. (Real Estate Management & Development)	7,936

		2,251,330

India – 1.8%
10,550	Adani Power Ltd.* (Independent Power and Renewable Electricity Producers)	42,773
3,013	Adani Total Gas Ltd. (Gas Utilities)	131,128
1,482	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	80,923
5,150	Aurobindo Pharma Ltd. (Pharmaceuticals)	33,481
9,850	Axis Bank Ltd. (Banks)	108,020
5,168	Bajaj Finance Ltd. (Consumer Finance)	446,722
500	Bajaj Holdings & Investment Ltd. (Diversified Financial Services)	40,250
121,725	Bharat Electronics Ltd. (Aerospace & Defense)	157,088
38,237	Bharti Airtel Ltd. (Wireless Telecommunication Services)	384,542
58,850	Coal India Ltd. (Oil, Gas & Consumable Fuels)	174,700
13,650	Devyani International Ltd.* (Hotels, Restaurants & Leisure)	31,969
434	Divi’s Laboratories Ltd. (Life Sciences Tools & Services)	18,931
5,450	Easy Trip Planners Ltd. (Hotels, Restaurants & Leisure)	25,510
15,600	HCL Technologies Ltd. (IT Services)	196,383

The accompanying notes are an integral part of these financial statements.                25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

India (continued)
37,504	HDFC Bank Ltd. (Banks)	$680,639
950	Hindustan Aeronautics Ltd. (Aerospace & Defense)	29,007
10,276	Housing Development Finance Corp. Ltd. (Diversified Financial Services)	307,240
30,771	ICICI Bank Ltd. (Banks)	338,338
18,700	Indian Hotels Co. Ltd. (Hotels, Restaurants & Leisure)	75,443
12,285	Infosys Ltd. (IT Services)	228,969
85,650	ITC Ltd. (Tobacco)	361,129
3,550	KPIT Technologies Ltd. (Software)	30,453
26,900	Lemon Tree Hotels Ltd.*(a) (Hotels, Restaurants & Leisure)	27,423
10,950	Mahindra & Mahindra Ltd. (Automobiles)	178,715
21,550	National Aluminium Co. Ltd. (Metals & Mining)	18,270
2,150	Oberoi Realty Ltd. (Real Estate Management & Development)	24,064
46,000	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	74,308
256	Page Industries Ltd. (Textiles, Apparel & Luxury Goods)	154,007
28,035	Power Finance Corp. Ltd. (Diversified Financial Services)	39,057
45,350	Power Grid Corp. of India Ltd. (Electric Utilities)	125,124
80,354	REC Ltd. (Diversified Financial Services)	99,559
16,762	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	517,221
132,308	Samvardhana Motherson International Ltd. (Auto Components)	103,141
1,050	SRF Ltd. (Chemicals)	32,497
10,412	Tata Consultancy Services Ltd. (IT Services)	401,821
796	Tata Elxsi Ltd. (Software)	67,283
146,990	Tata Steel Ltd. (Metals & Mining)	180,285
6,137	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	204,780
1,100	Tube Investments of India Ltd. (Auto Components)	36,448
7,197	TVS Motor Co. Ltd. (Automobiles)	99,741
7,200	Varun Beverages Ltd. (Beverages)	91,360
19,250	Vedanta Ltd. (Metals & Mining)	65,230
1,443	WNS Holdings Ltd. ADR* (IT Services)	124,213

		6,588,185

Indonesia – 0.4%
152,050	Adaro Energy Indonesia Tbk PT (Oil, Gas & Consumable Fuels)	38,791
156,300	Astra International Tbk PT (Automobiles)	66,792
878,500	Bank Central Asia Tbk PT (Banks)	496,596

Shares	Description	Value

Common Stocks (continued)

Indonesia (continued)
450,800	Bank Mandiri Persero Tbk PT (Banks)	$304,539
89,950	Bank Negara Indonesia Persero Tbk PT (Banks)	54,234
872,900	Bank Rakyat Indonesia Persero Tbk PT (Banks)	260,415
451,850	Sumber Alfaria Trijaya Tbk PT (Food & Staples Retailing)	81,650
487,800	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	136,999
13,400	United Tractors Tbk PT (Oil, Gas & Consumable Fuels)	27,718

		1,467,734

Ireland – 1.4%
3,479	Accenture PLC Class A (IT Services)	987,688
21,025	Bank of Ireland Group PLC (Banks)	151,393
37,454	Experian PLC (Professional Services)	1,194,231
4	Flutter Entertainment PLC* (Hotels, Restaurants & Leisure)	528
2,747	ICON PLC* (Life Sciences Tools & Services)	543,467
3,513	Keywords Studios PLC (IT Services)	97,145
12,868	Medtronic PLC (Health Care Equipment & Supplies)	1,123,891
16,037	Ryanair Holdings PLC ADR* (Airlines)	1,104,789

		5,203,132

Israel – 0.2%
84,511	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	149,605
4,374	Check Point Software Technologies Ltd.* (Software)	565,252
568	CyberArk Software Ltd.* (Software)	89,125
1,227	Nova Ltd.* (Semiconductors & Semiconductor Equipment)	90,442

		894,424

Italy – 1.1%
13,792	Banca Mediolanum SpA (Diversified Financial Services)	103,191
259,013	Enel SpA (Electric Utilities)	1,157,101
33,454	Eni SpA (Oil, Gas & Consumable Fuels)	439,375
3,083	Ferrari NV (Automobiles)	607,777
33,690	Hera SpA (Multi-Utilities)	80,273
210,442	Intesa Sanpaolo SpA (Banks)	401,213
2,711	Prysmian SpA (Electrical Equipment)	88,238
112,664	UniCredit SpA (Banks)	1,397,176

		4,274,344

26                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Japan – 3.7%
1,900	ABC-Mart, Inc. (Specialty Retail)	$84,688
3,900	ADEKA Corp. (Chemicals)	58,307
16,200	Amada Co. Ltd. (Machinery)	113,944
3,200	Amano Corp. (Electronic Equipment, Instruments & Components)	54,760
3,000	BayCurrent Consulting, Inc. (Professional Services)	84,172
4,100	BIPROGY, Inc. (IT Services)	88,566
4,500	Canon Marketing Japan, Inc. (Electronic Equipment, Instruments & Components)	94,959
5,300	CKD Corp. (Machinery)	65,001
3,900	Daikin Industries Ltd. (Building Products)	584,170
5,700	Denso Corp. (Auto Components)	282,811
7,600	FANUC Corp. (Machinery)	994,472
7,200	Fukuoka Financial Group, Inc. (Banks)	122,512
8,100	H2O Retailing Corp. (Multiline Retail)	68,165
2,500	Hanwa Co. Ltd. (Trading Companies & Distributors)	60,460
17,100	Hitachi Ltd. (Industrial Conglomerates)	775,892
14,800	Hitachi Zosen Corp. (Machinery)	85,322
4,300	Hoya Corp. (Health Care Equipment & Supplies)	399,734
1,600	IHI Corp. (Machinery)	35,686
9,600	INFRONEER Holdings, Inc. (Construction & Engineering)	66,550
5,700	Internet Initiative Japan, Inc. (Diversified Telecommunication Services)	89,470
12,400	J. Front Retailing Co. Ltd. (Multiline Retail)	100,230
197	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	103,791
5,100	Japan Material Co. Ltd. (Semiconductors & Semiconductor Equipment)	67,145
115	Japan Metropolitan Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	84,724
31	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts (REITs))	84,191
6,500	Kamigumi Co. Ltd. (Transportation Infrastructure)	123,608
1,220	Keyence Corp. (Electronic Equipment, Instruments & Components)	460,019
13,700	Koito Manufacturing Co. Ltd. (Auto Components)	194,497

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
4,800	KOMEDA Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	$80,166
3,100	Kose Corp. (Personal Products)	309,443
29,600	Kubota Corp. (Machinery)	412,908
2,100	Kumagai Gumi Co. Ltd. (Construction & Engineering)	35,501
1,600	Kureha Corp. (Chemicals)	102,735
9,500	Kyocera Corp. (Electronic Equipment, Instruments & Components)	460,051
3,000	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	421,533
1,200	M&A Capital Partners Co. Ltd.* (Capital Markets)	30,534
13,500	Mazda Motor Corp. (Automobiles)	90,895
5,700	MIRAIT ONE Corp. (Construction & Engineering)	54,775
31	Mitsui Fudosan Logistics Park, Inc. (Equity Real Estate Investment Trusts (REITs))	102,853
11,300	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	534,935
1,800	Nippon Express Holdings, Inc. (Road & Rail)	90,446
1,800	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	99,659
25,900	Olympus Corp. (Health Care Equipment & Supplies)	546,088
5,600	Persol Holdings Co. Ltd. (Professional Services)	112,125
9,500	Pola Orbis Holdings, Inc. (Personal Products)	104,929
20,400	Rengo Co. Ltd. (Containers & Packaging)	113,335
2,500	Sankyu, Inc. (Road & Rail)	74,542
4,400	SBI Holdings, Inc. (Capital Markets)	79,482
9,000	Sega Sammy Holdings, Inc. (Leisure Products)	115,122
1,500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	155,895
3,100	Ship Healthcare Holdings, Inc. (Health Care Providers & Services)	59,454
900	SMC Corp. (Machinery)	361,262
2,200	SMS Co. Ltd. (Professional Services)	50,470
6,300	Sony Group Corp. (Household Durables)	424,838
1,000	Square Enix Holdings Co. Ltd. (Entertainment)	44,622
7,800	Sumitomo Forestry Co. Ltd. (Household Durables)	122,020
16,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	452,113
2,400	Sumitomo Osaka Cement Co. Ltd. (Construction Materials)	51,098

The accompanying notes are an integral part of these financial statements.                27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
3,700	Suzuken Co. Ltd. (Health Care Providers & Services)	$82,376
28,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	760,579
14,300	Terumo Corp. (Health Care Equipment & Supplies)	433,991
19,900	The Chiba Bank Ltd. (Banks)	109,034
5,900	The Yokohama Rubber Co. Ltd. (Auto Components)	92,259
4,100	TIS, Inc. (IT Services)	110,543
1,000	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	263,096
24,100	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	122,273
3,900	Toyo Suisan Kaisha Ltd. (Food Products)	146,317
4,800	Toyoda Gosei Co. Ltd. (Auto Components)	76,736
5,200	Toyota Boshoku Corp. (Auto Components)	66,168
4,500	TRE Holdings Corp. (Commerical Services & Supplies)	48,534
1,700	Trend Micro, Inc. (Software)	85,720
2,800	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	110,379
1,500	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	49,495

		13,679,175

Luxembourg – 0.1%
7,532	ArcelorMittal SA (Metals & Mining)	168,367
2,387	Ternium SA ADR (Metals & Mining)	68,722

		237,089

Macau* – 0.1%
290,400	Sands China Ltd. (Hotels, Restaurants & Leisure)	507,684

Malaysia – 0.1%
58,050	Gamuda Bhd (Construction & Engineering)	47,232
56,000	Hartalega Holdings Bhd (Health Care Equipment & Supplies)	25,566
78,950	Kossan Rubber Industries Bhd (Health Care Equipment & Supplies)	20,906
53,400	Petronas Chemicals Group Bhd (Chemicals)	98,450
56,050	Sime Darby Plantation Bhd (Food Products)	52,184
129,830	Supermax Corp. Bhd (Health Care Equipment & Supplies)	26,506

		270,844

Mexico – 0.5%
2,850	Arca Continental SAB de CV (Beverages)	23,345

Shares	Description	Value

Common Stocks (continued)

Mexico (continued)
8,900	Banco del Bajio SA(a) (Banks)	$25,101
6,650	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	103,007
5,100	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	119,360
48,300	Grupo Bimbo SAB de CV Series A (Food Products)	187,003
60,400	Grupo Financiero Banorte SAB de CV Class O (Banks)	490,961
26,350	Grupo Financiero Inbursa SAB de CV Class O* (Banks)	48,636
32,700	Grupo Mexico SAB de CV Series B (Metals & Mining)	118,550
22,650	Orbia Advance Corp. SAB de CV (Chemicals)	38,240
145,750	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	562,976

		1,717,179

Netherlands – 1.3%
2,378	Aalberts NV (Machinery)	82,497
355	Adyen NV*(a) (IT Services)	506,798
17,127	Akzo Nobel NV (Chemicals)	1,057,343
2,368	Arcadis NV (Construction & Engineering)	80,363
1,395	ASM International NV (Semiconductors & Semiconductor Equipment)	308,601
3,219	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,520,720
4,225	ASR Nederland NV (Insurance)	186,039
1,440	Euronext NV(a) (Capital Markets)	91,395
34,360	Koninklijke Philips NV (Health Care Equipment & Supplies)	435,852
2,367	OCI NV (Chemicals)	90,533
6,597	QIAGEN NV* (Life Sciences Tools & Services)	284,879
6,335	Randstad NV (Professional Services)	315,731
2,922	Signify NV(a) (Electrical Equipment)	80,954

		5,041,705

Philippines – 0.0%
7,450	International Container Terminal Services, Inc. (Transportation Infrastructure)	22,333

Poland* – 0.0%
16,156	PGE Polska Grupa Energetyczna SA (Electric Utilities)	18,414

Portugal – 0.1%
24,721	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	250,995

28                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Portugal (continued)
89,713	Sonae SGPS SA (Food & Staples Retailing)	$86,160

		337,155

Qatar – 0.1%
94,764	Barwa Real Estate Co. (Real Estate Management & Development)	88,426
76,332	Industries Qatar QSC (Industrial Conglomerates)	330,442
12,497	Ooredoo QPSC (Diversified Telecommunication Services)	33,527
15,400	Qatar Islamic Bank SAQ (Banks)	103,048
53,424	United Development Co. QSC (Real Estate Management & Development)	21,014

		576,457

Russia(b) – 0.0%
61,284	Gazprom PJSC (Oil, Gas & Consumable Fuels)	—
5,200	LUKOIL PJSC ADR (Oil, Gas & Consumable Fuels)	—
2,390	Magnit PJSC GDR (Food & Staples Retailing)	—
3,393	Novolipetsk Steel PJSC (Metals & Mining)	—
36	PhosAgro PJSC (Chemicals)	—
5,614	PhosAgro PJSC GDR (Chemicals)	—
19,000	Surgutneftegas PJSC ADR* (Oil, Gas & Consumable Fuels)	—
23,847	VTB Bank PJSC GDR* (Banks)	—

		—

Singapore – 0.3%
13,400	City Developments Ltd. (Real Estate Management & Development)	72,247
91,900	ComfortDelGro Corp. Ltd. (Road & Rail)	82,498
22,500	DBS Group Holdings Ltd. (Banks)	543,967
52,613	Digital Core REIT Management Pte Ltd. (Equity Real Estate Investment Trusts (REITs))	26,289
62,500	First Resources Ltd. (Food Products)	65,665
129,100	Lendlease Global Commercial Reit (Equity Real Estate Investment Trusts (REITs))	63,900
57,100	Sembcorp Industries Ltd. (Multi-Utilities)	117,378

		971,944

South Africa – 0.3%
4,100	African Rainbow Minerals Ltd. (Metals & Mining)	57,734
1,700	Anglo American Platinum Ltd. (Metals & Mining)	135,364

Shares	Description	Value

Common Stocks (continued)

South Africa (continued)
3,150	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	$25,912
1,222	Capitec Bank Holdings Ltd. (Banks)	126,534
6,454	Clicks Group Ltd. (Food & Staples Retailing)	109,360
34,769	FirstRand Ltd. (Diversified Financial Services)	121,552
8,815	Investec Ltd. (Capital Markets)	43,358
3,000	Kumba Iron Ore Ltd. (Metals & Mining)	56,438
3,350	Mr Price Group Ltd. (Specialty Retail)	32,243
23,056	MTN Group Ltd. (Wireless Telecommunication Services)	162,947
7,412	MultiChoice Group (Media)	48,433
31,750	Pepkor Holdings Ltd.(a) (Specialty Retail)	39,185
4,482	Sasol Ltd. (Chemicals)	75,343

		1,034,403

South Korea – 1.8%
350	BGF retail Co. Ltd. (Food & Staples Retailing)	45,770
11,298	BNK Financial Group, Inc. (Banks)	50,772
17,839	Coupang, Inc.* (Internet & Direct Marketing Retail)	308,080
350	Daesung Holdings Co. Ltd. (Gas Utilities)	24,251
550	DB Insurance Co. Ltd. (Insurance)	21,706
4,856	Hana Financial Group, Inc. (Banks)	140,394
1,500	Hankook Tire & Technology Co. Ltd. (Auto Components)	38,421
1,707	Hyundai Mobis Co. Ltd. (Auto Components)	261,818
1,250	Hyundai Motor Co. (Automobiles)	144,048
1,050	Hyundai Steel Co. (Metals & Mining)	20,662
13,617	Industrial Bank of Korea (Banks)	99,794
1,750	JYP Entertainment Corp. (Entertainment)	68,030
9,312	KB Financial Group, Inc. (Banks)	313,340
7,665	Kia Corp. (Automobiles)	356,199
3,156	Korea Aerospace Industries Ltd. (Aerospace & Defense)	104,812
4,718	KT Corp. (Diversified Telecommunication Services)	121,134
1,903	KT Corp. ADR (Diversified Telecommunication Services)	24,187
250	Kumho Petrochemical Co. Ltd. (Chemicals)	22,919
224	LG Innotek Co. Ltd. (Electronic Equipment, Instruments & Components)	46,472
350	LX Semicon Co. Ltd. (Semiconductors & Semiconductor Equipment)	20,307

The accompanying notes are an integral part of these financial statements.                29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

South Korea (continued)
1,780	POSCO Holdings, Inc. (Metals & Mining)	$310,237
265	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	162,852
33,280	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,363,108
1,051	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	1,085,471
1,084	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	559,252
700	Seegene, Inc. (Biotechnology)	14,073
7,409	Shinhan Financial Group Co. Ltd. (Banks)	188,311
8,815	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	510,314
1	SK Innovation Co. Ltd.* (Oil, Gas & Consumable Fuels)	121
1,387	S-Oil Corp. (Oil, Gas & Consumable Fuels)	84,100
8,205	Woori Financial Group, Inc. (Banks)	67,708

		6,578,663

Spain – 0.9%
5,059	Aena SME SA*(a) (Transportation Infrastructure)	594,591
31,381	Amadeus IT Group SA* (IT Services)	1,636,684
139,427	Banco de Sabadell SA (Banks)	109,702
19,952	CaixaBank SA (Banks)	66,162
2,700	CIE Automotive SA (Auto Components)	68,777
38,061	Iberdrola SA (Electric Utilities)	387,053
26,054	Industria de Diseno Textil SA (Specialty Retail)	591,379

		3,454,348

Sweden – 0.6%
6,066	AAK AB (Food Products)	88,427
25,386	Atlas Copco AB Class A (Machinery)	270,951
11,091	Electrolux AB Class B (Household Durables)	136,832
5,387	Evolution AB(a) (Hotels, Restaurants & Leisure)	502,514
3,449	Loomis AB Class B (Commerical Services & Supplies)	96,567
577	Olink Holding AB ADR* (Life Sciences Tools & Services)	10,576
2,948	Saab AB Class B (Aerospace & Defense)	104,165
4,374	Spotify Technology SA* (Entertainment)	352,457
30,645	Swedbank AB Class A (Banks)	456,857

Shares	Description	Value

Common Stocks (continued)

Sweden (continued)
5,224	Trelleborg AB Class B (Machinery)	$115,027

		2,134,373

Switzerland – 2.9%
8,571	Alcon, Inc. (Health Care Equipment
	& Supplies)	521,848
664	BKW AG (Electric Utilities)	77,464
9,455	Cie Financiere Richemont SA Class A
	(Textiles, Apparel & Luxury Goods)	924,070
416	Comet Holding AG (Electronic
	Equipment, Instruments &
	Components)	66,226
1,526	Galenica AG(a) (Health Care
	Providers & Services)	109,640
5,567	Julius Baer Group Ltd. (Capital
	Markets)	267,098
569	Lonza Group AG (Life Sciences
	Tools & Services)	292,912
17,906	Nestle SA (Food Products)	1,949,226
16,944	Novartis AG (Pharmaceuticals)	1,370,612
1,123	PSP Swiss Property AG (Real Estate Management & Development)	119,970
6,394	Roche Holding AG (Pharmaceuticals)	2,121,517
4,660	SIG Group AG* (Containers & Packaging)	89,579
3,764	Sika AG (Chemicals)	848,691
2,053	Sophia Genetics SA* (Health Care Technology)	4,517
321	Tecan Group AG* (Life Sciences Tools & Services)	117,754
46,791	UBS Group AG (Capital Markets)	741,832
278	VAT Group AG*(a) (Machinery)	63,468
2,213	Zurich Insurance Group AG (Insurance)	943,123

		10,629,547

Taiwan – 1.3%
2,950	Accton Technology Corp. (Communications Equipment)	22,184
24,100	ASE Technology Holding Co. Ltd. (Semiconductors & Semiconductor Equipment)	59,506
13,250	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	96,874
41,000	Chailease Holding Co. Ltd. (Diversified Financial Services)	189,120
36,500	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	290,424
24,250	E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	154,089
4,200	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	55,115

30                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

Taiwan (continued)
10,400	Evergreen Marine Corp. Taiwan Ltd. (Marine)	$44,245
188,667	Fubon Financial Holding Co. Ltd. (Insurance)	298,006
16,450	Gigabyte Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	46,967
2,300	Global Unichip Corp. (Semiconductors & Semiconductor Equipment)	34,598
5,382	Great Tree Pharmacy Co. Ltd. (Food & Staples Retailing)	45,093
58,950	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	187,230
10,350	International Games System Co. Ltd. Class C (Entertainment)	112,686
3,150	King Slide Works Co. Ltd. (Technology Hardware, Storage & Peripherals)	40,873
850	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	48,630
2,950	Lotes Co. Ltd. (Electronic Equipment, Instruments & Components)	70,797
5,250	Lotus Pharmaceutical Co. Ltd.* (Pharmaceuticals)	25,079
15,117	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	275,556
2,800	Nien Made Enterprise Co. Ltd. (Household Durables)	21,589
29,700	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	25,073
19,588	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	59,682
155,605	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,870,715
6,136	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	377,671
12,800	Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	49,182
289,685	United Microelectronics Corp.* (Semiconductors & Semiconductor Equipment)	348,335
350	Voltronic Power Technology Corp. (Electrical Equipment)	14,190
4,350	Wistron NeWeb Corp. (Communications Equipment)	11,279

Shares	Description	Value

Common Stocks (continued)

Taiwan (continued)
11,500	XinTec, Inc. (Semiconductors & Semiconductor Equipment)	$34,047
7,350	Zhen Ding Technology Holding Ltd. (Electronic Equipment, Instruments & Components)	24,088

		4,932,923

Thailand – 0.5%
51,300	Airports of Thailand PCL NVDR* (Transportation Infrastructure)	99,793
16,150	Bangkok Bank PCL (Banks)	61,845
94,000	Bangkok Chain Hospital PCL (Health Care Providers & Services)	45,728
70,500	Bangkok Dusit Medical Services PCL (Health Care Providers & Services)	54,718
326,000	Bangkok Dusit Medical Services PCL NVDR (Health Care Providers & Services)	253,024
25,400	Bumrungrad Hospital PCL (Health Care Providers & Services)	151,410
8,050	Ditto Thailand PCL (IT Services)	14,911
20,900	Forth Corp. PCL NVDR (Electronic Equipment, Instruments & Components)	29,179
19,350	Kasikornbank PCL (Banks)	74,453
42,800	Kasikornbank PCL NVDR (Banks)	164,682
40,100	Kiatnakin Phatra Bank PCL (Banks)	77,017
398,800	Krung Thai Bank PCL (Banks)	183,764
36,350	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	173,799
55,100	PTT Exploration & Production PCL NVDR (Oil, Gas & Consumable Fuels)	263,447
25,450	Thonburi Healthcare Group PCL (Health Care Providers & Services)	45,181
1,404,450	TMBThanachart Bank PCL (Banks)	50,259

		1,743,210

Turkey – 0.0%
14,400	BIM Birlesik Magazalar AS (Food & Staples Retailing)	103,678
15,123	Haci Omer Sabanci Holding AS (Banks)	27,235
73,229	Turkiye Is Bankasi AS Class C (Banks)	36,684

		167,597

United Arab Emirates – 0.3%
76,500	Abu Dhabi Commercial Bank PJSC (Banks)	196,924
52,415	Abu Dhabi Islamic Bank PJSC (Banks)	135,619
167,291	Emaar Properties PJSC (Real Estate Management & Development)	276,156
28,647	Emirates NBD Bank PJSC (Banks)	103,442

The accompanying notes are an integral part of these financial statements.                31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

United Arab Emirates (continued)
104,279	Fertiglobe PLC (Chemicals)	$144,457
37,076	First Abu Dhabi Bank PJSC (Banks)	180,811
5,869	Yalla Group Ltd.* (Interactive Media & Services)	18,135

		1,055,544

United Kingdom – 4.8%
3,291	Anglo American PLC (Metals & Mining)	98,579
11,634	AstraZeneca PLC (Pharmaceuticals)	1,365,042
13,349	B&M European Value Retail SA (Multiline Retail)	49,332
25,601	Balfour Beatty PLC (Construction & Engineering)	87,667
461,621	Barclays PLC (Banks)	784,410
17,156	Beazley PLC (Insurance)	123,040
4,292	Berkeley Group Holdings PLC (Household Durables)	170,767
67,639	BP PLC (Oil, Gas & Consumable Fuels)	374,220
8,637	British American Tobacco PLC (Tobacco)	341,105
60,608	Compass Group PLC (Hotels, Restaurants & Leisure)	1,276,514
2,897	Computacenter PLC (IT Services)	60,109
26,367	ConvaTec Group PLC(a) (Health Care Equipment & Supplies)	65,976
1,595	Covestro AG(a) (Chemicals)	54,144
1,660	Cranswick PLC (Food Products)	56,675
4,419	CVS Group PLC (Health Care Providers & Services)	95,520
3,001	Dechra Pharmaceuticals PLC (Pharmaceuticals)	90,217
2,380	Derwent London PLC (Equity Real Estate Investment Trusts (REITs))	58,903
14,623	Diageo PLC (Beverages)	601,772
30,925	Dr. Martens PLC (Textiles, Apparel & Luxury Goods)	87,947
42,759	DS Smith PLC (Containers & Packaging)	142,598
874	Endava PLC ADR* (IT Services)	66,634
4,239	Entain PLC (Hotels, Restaurants & Leisure)	61,324
2,981	Ferguson PLC (Trading Companies & Distributors)	325,104
3,977	Future PLC (Media)	55,736
12,504	GB Group PLC (Software)	54,584
19,376	GSK PLC (Pharmaceuticals)	317,400
10,795	Harbour Energy PLC (Oil, Gas & Consumable Fuels)	46,848
17,881	Ibstock PLC(a) (Construction Materials)	31,879
11,526	IG Group Holdings PLC (Capital Markets)	105,132
6,303	IMI PLC (Machinery)	88,789

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
186	Immunocore Holdings PLC ADR* (Biotechnology)	$10,628
16,468	J Sainsbury PLC (Food & Staples Retailing)	36,709
72,020	JD Sports Fashion PLC (Specialty Retail)	80,477
5,009	Linde PLC (Chemicals)	1,491,570
3,978	London Stock Exchange Group PLC (Capital Markets)	344,821
37,715	Man Group PLC (Capital Markets)	93,820
10,313	OSB Group PLC (Thrifts & Mortgage Finance)	49,147
150,335	Prudential PLC (Insurance)	1,396,561
14,113	QinetiQ Group PLC (Aerospace & Defense)	58,172
20,693	Reckitt Benckiser Group PLC (Household Products)	1,373,269
56,316	RELX PLC (Professional Services)	1,513,010
13,282	Rio Tinto PLC (Metals & Mining)	694,139
1,664,091	Rolls-Royce Holdings PLC* (Aerospace & Defense)	1,492,461
11,697	RS Group PLC (Trading Companies & Distributors)	128,707
6,412	Safestore Holdings PLC (Equity Real Estate Investment Trusts (REITs))	66,431
51,775	Serco Group PLC (Commerical Services & Supplies)	96,834
3,482	St. James’s Place PLC (Capital Markets)	42,521
39,140	Supermarket Income Reit PLC (Equity Real Estate Investment Trusts (REITs))	46,013
122,767	Tesco PLC (Food & Staples Retailing)	303,220
4,855	The Weir Group PLC (Machinery)	84,593
43,840	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	70,492
17,839	Unilever PLC (Personal Products)	810,860
25,397	WH Smith PLC* (Specialty Retail)	343,351
1,651	Whitbread PLC (Hotels, Restaurants
	& Leisure)	48,592

		17,814,365

United States – 55.4%
20,211	Abbott Laboratories (Health Care Equipment & Supplies)	1,999,676
5,318	AbbVie, Inc. (Biotechnology)	778,555
4,430	ABM Industries, Inc. (Commerical Services & Supplies)	197,179
4,950	Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	297,297
5,455	Affirm Holdings, Inc.* (IT Services)	109,482

32                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
2,970	Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	$204,039
1,665	Alamo Group, Inc. (Machinery)	253,213
1,360	Allegiant Travel Co.* (Airlines)	102,068
1,319	Allison Transmission Holdings, Inc. (Machinery)	55,728
92,019	Alphabet, Inc. Class A* (Interactive Media & Services)	8,696,716
4,581	Alphabet, Inc. Class C* (Interactive Media & Services)	433,637
1,160	Altra Industrial Motion Corp. (Machinery)	69,762
64,775	Amazon.com, Inc.* (Internet & Direct Marketing Retail)	6,635,551
570	Amedisys, Inc.* (Health Care Providers & Services)	55,626
1,260	American Eagle Outfitters, Inc. (Specialty Retail)	14,314
52,383	American International Group, Inc. (Insurance)	2,985,831
6,534	Ameris Bancorp (Banks)	336,566
2,746	AMERISAFE, Inc. (Insurance)	160,394
293	AMN Healthcare Services, Inc.* (Health Care Providers & Services)	36,771
11,384	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	863,249
4,088	Anywhere Real Estate, Inc.* (Real Estate Management & Development)	30,374
10,617	Aon PLC Class A (Insurance)	2,988,579
18,002	Apple, Inc. (Technology Hardware, Storage & Peripherals)	2,760,427
4,615	Arcutis Biotherapeutics, Inc.* (Biotechnology)	81,593
1,631	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	20,127
4,939	Arista Networks, Inc.* (Communications Equipment)	596,928
796	Artisan Partners Asset Management, Inc. Class A (Capital Markets)	22,694
6,941	Artivion, Inc.* (Health Care Equipment & Supplies)	77,462
1,188	ASGN, Inc.* (Professional Services)	100,719
5,501	Atlassian Corp. PLC Class A* (Software)	1,115,218
4,630	AtriCure, Inc.* (Health Care Equipment & Supplies)	195,016
19,385	Avantor, Inc.* (Life Sciences Tools & Services)	390,995
6,346	Avient Corp. (Chemicals)	218,874
1,399	Avnet, Inc. (Electronic Equipment, Instruments & Components)	56,226
2,669	Azenta, Inc. (Life Sciences Tools & Services)	118,504

Shares	Description	Value

Common Stocks (continued)

United States (continued)
1,589	Balchem Corp. (Chemicals)	$222,142
56,844	Bank of America Corp. (Banks)	2,048,658
1,620	BankUnited, Inc. (Banks)	58,239
7,216	Becton Dickinson & Co. (Health Care Equipment & Supplies)	1,702,759
2,245	Belden, Inc. (Electronic Equipment, Instruments & Components)	156,319
9,469	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	2,794,207
1,313	Berkshire Hills Bancorp, Inc. (Banks)	38,405
5,150	BioCryst Pharmaceuticals, Inc.* (Biotechnology)	68,752
3,034	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	75,729
879	Booking Holdings, Inc.* (Hotels, Restaurants & Leisure)	1,643,273
2,098	Boot Barn Holdings, Inc.* (Specialty Retail)	119,166
19,566	BorgWarner, Inc. (Auto Components)	734,312
1,103	BWX Technologies, Inc. (Aerospace & Defense)	62,849
836	Cabot Corp. (Chemicals)	61,429
1,106	Cactus, Inc. Class A (Energy Equipment & Services)	57,202
4,058	Cadence Design Systems, Inc.* (Software)	614,341
19,603	Carrier Global Corp. (Building Products)	779,415
380	Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	25,791
3,599	Carvana Co.* (Specialty Retail)	48,694
2,377	Castle Biosciences, Inc.* (Health Care Providers & Services)	60,661
6,772	Caterpillar, Inc. (Machinery)	1,465,867
5,789	Cathay General Bancorp (Banks)	263,978
5,456	Central Garden & Pet Co. Class A* (Household Products)	213,548
6,541	ChampionX Corp. (Energy Equipment & Services)	187,203
3,185	Chemed Corp. (Health Care Providers & Services)	1,486,981
301	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	450,997
538	Chord Energy Corp. (Oil, Gas & Consumable Fuels)	82,362
1,144	Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	237,849
3,647	Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	106,857
6,753	Cigna Corp. (Health Care Providers & Services)	2,181,624
36,215	Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	1,901,650

The accompanying notes are an integral part of these financial statements.                33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

United States (continued)
2,888	Cohen & Steers, Inc. (Capital Markets)	$173,742
10,836	Comcast Corp. Class A (Media)	343,935
6,008	CommScope Holding Co., Inc.* (Communications Equipment)	79,546
1,146	Concentrix Corp. (IT Services)	140,076
22,425	ConocoPhillips (Oil, Gas & Consumable Fuels)	2,827,568
3,080	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	73,181
3,791	CryoPort, Inc.* (Health Care Equipment & Supplies)	105,238
917	Curtiss-Wright Corp. (Aerospace & Defense)	153,900
13,285	Danaher Corp. (Life Sciences Tools & Services)	3,343,436
2,520	Deere & Co. (Machinery)	997,466
1,006	Delek U.S. Holdings, Inc. (Oil, Gas & Consumable Fuels)	29,838
18,842	Dollar General Corp. (Multiline Retail)	4,805,652
12,710	Dominion Energy, Inc. (Multi- Utilities)	889,319
5,406	Ecovyst, Inc.* (Chemicals)	53,790
2,769	Eli Lilly & Co. (Pharmaceuticals)	1,002,627
609	EMCOR Group, Inc. (Construction & Engineering)	85,930
887	Employers Holdings, Inc. (Insurance)	38,682
2,122	Energizer Holdings, Inc. (Household Products)	61,305
813	EnerSys (Electrical Equipment)	53,894
15,625	Entegris, Inc. (Semiconductors & Semiconductor Equipment)	1,239,687
2,607	Envista Holdings Corp.* (Health Care Equipment & Supplies)	86,057
1,658	EPAM Systems, Inc.* (IT Services)	580,300
1,627	Essent Group Ltd. (Thrifts & Mortgage Finance)	64,397
906	Evercore, Inc. Class A (Capital Markets)	95,221
636	Federal Agricultural Mortgage Corp. Class C (Thrifts & Mortgage Finance)	73,267
4,205	Fidelity National Information Services, Inc. (IT Services)	348,973
1,450	First Hawaiian, Inc. (Banks)	37,091
1,918	First Merchants Corp. (Banks)	86,118
417	FirstCash Holdings, Inc. (Consumer Finance)	41,054
16,935	Fiserv, Inc.* (IT Services)	1,739,902
819	Five Below, Inc.* (Specialty Retail)	119,861
3,475	Flywire Corp.* (IT Services)	76,276
1,291	Foot Locker, Inc. (Specialty Retail)	40,925
5,863	Fortinet, Inc.* (Software)	335,129
43,112	Freeport-McMoRan, Inc. (Metals & Mining)	1,366,219

Shares	Description	Value

Common Stocks (continued)

United States (continued)
2,491	Fresh Del Monte Produce, Inc. (Food Products)	$64,965
468	FTI Consulting, Inc.* (Professional Services)	72,835
44,178	General Motors Co. (Automobiles)	1,733,986
3,712	Glacier Bancorp, Inc. (Banks)	212,623
6,821	Global Payments, Inc. (IT Services)	779,367
4,184	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	280,328
3,949	GrafTech International Ltd. (Electrical Equipment)	20,100
2,542	Grand Canyon Education, Inc.* (Diversified Consumer Services)	255,801
11,788	Graphic Packaging Holding Co. (Containers & Packaging)	270,652
2,635	Gray Television, Inc. (Media)	37,285
565	Haemonetics Corp.* (Health Care Equipment & Supplies)	47,997
7,129	Halozyme Therapeutics, Inc.* (Biotechnology)	340,837
733	Hancock Whitney Corp. (Banks)	40,953
3,996	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	27,253
4,369	Harley-Davidson, Inc. (Automobiles)	187,867
1,794	HashiCorp, Inc. Class A* (Software)	55,130
6,117	HCA Healthcare, Inc. (Health Care Providers & Services)	1,330,264
3,675	HealthEquity, Inc.* (Health Care Providers & Services)	286,319
4,510	Heartland Express, Inc. (Road & Rail)	67,109
1,183	Helen of Troy Ltd.* (Household Durables)	111,935
3,079	Helios Technologies, Inc. (Machinery)	174,548
2,316	Heritage Commerce Corp. (Banks)	33,119
1,608	Hillenbrand, Inc. (Machinery)	71,041
4,332	Honeywell International, Inc. (Industrial Conglomerates)	883,815
6,429	Horace Mann Educators Corp. (Insurance)	253,688
2,825	Houlihan Lokey, Inc. (Capital Markets)	252,329
718	Hub Group, Inc. Class A* (Air Freight & Logistics)	55,717
3,840	Humana, Inc. (Health Care Providers & Services)	2,143,027
3,089	IAC, Inc.* (Interactive Media & Services)	150,373
2,231	ICF International, Inc. (Professional Services)	266,895
885	ICU Medical, Inc.* (Health Care Equipment & Supplies)	131,343
1,900	IDACORP, Inc. (Electric Utilities)	198,930
315	Illumina, Inc.* (Biotechnology)	72,078
2,292	Independent Bank Corp. (Banks)	199,427

34                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
13,326	Ingersoll Rand, Inc. (Machinery)	$672,963
851	Ingevity Corp.* (Chemicals)	57,247
2,250	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	212,647
1,670	Insulet Corp.* (Health Care Equipment & Supplies)	432,213
3,526	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	177,181
33,650	Intercontinental Exchange, Inc. (Capital Markets)	3,215,930
1,570	InterDigital, Inc. (Software)	78,296
2,322	International Game Technology PLC (Hotels, Restaurants & Leisure)	46,556
3,282	Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	149,889
5,009	Intuit, Inc. (Software)	2,141,347
4,808	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	1,185,028
2,275	ITT, Inc. (Machinery)	173,787
7,235	Jack Henry & Associates, Inc. (IT Services)	1,440,199
671	John Wiley & Sons, Inc. Class A (Media)	28,309
12,280	Johnson & Johnson (Pharmaceuticals)	2,136,352
2,645	KAR Auction Services, Inc.* (Commerical Services & Supplies)	38,432
1,566	Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	26,011
37,049	KKR & Co., Inc. (Capital Markets)	1,801,693
1,379	Korn Ferry (Professional Services)	76,659
307,653	Kosmos Energy Ltd.* (Oil, Gas & Consumable Fuels)	1,996,668
4,258	L3Harris Technologies, Inc. (Aerospace & Defense)	1,049,469
166	Landstar System, Inc. (Road & Rail)	25,933
928	LCI Industries (Auto Components)	98,470
835	Lithia Motors, Inc. (Specialty Retail)	165,455
3,865	Live Nation Entertainment, Inc.* (Entertainment)	307,693
88,345	Luminar Technologies, Inc.* (Auto Components)	714,711
5,143	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	297,625
10,806	Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)	277,498
7,487	Marsh & McLennan Cos., Inc. (Insurance)	1,209,076
1,973	Martin Marietta Materials, Inc. (Construction Materials)	662,889
414	Masonite International Corp.* (Building Products)	29,613
3,777	Mastercard, Inc. Class A (IT Services)	1,239,536

Shares	Description	Value

Common Stocks (continued)

United States (continued)
6,100	Matador Resources Co. (Oil, Gas & Consumable Fuels)	$405,345
5,069	Match Group, Inc.* (Interactive Media & Services)	218,981
2,625	Mativ Holdings, Inc. (Chemicals)	62,317
389	MAXIMUS, Inc. (IT Services)	23,990
37,865	McCormick & Co., Inc. (Food Products)	2,977,704
1,099	Medpace Holdings, Inc.* (Life Sciences Tools & Services)	243,956
5,022	Meta Platforms, Inc. Class A* (Interactive Media & Services)	467,849
308	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	389,598
45,669	Microsoft Corp. (Software)	10,601,145
4,003	Minerals Technologies, Inc. (Chemicals)	220,205
1,355	MongoDB, Inc.* (IT Services)	248,006
3,640	Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	1,235,598
4,835	Monster Beverage Corp.* (Beverages)	453,136
12,280	Motorola Solutions, Inc. (Communications Equipment)	3,066,439
18,942	Nasdaq, Inc. (Capital Markets)	1,178,950
2,361	National Energy Services Reunited Corp.* (Energy Equipment & Services)	17,849
2,530	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	143,451
2,427	NCR Corp.* (Software)	51,598
678	Nelnet, Inc. Class A (Consumer Finance)	60,403
2,132	Netflix, Inc.* (Entertainment)	622,288
910	Nexstar Media Group, Inc. (Media)	155,883
49,235	NextEra Energy, Inc. (Electric Utilities)	3,815,712
6,942	NexTier Oilfield Solutions, Inc.* (Energy Equipment & Services)	69,975
2,701	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	250,329
4,146	NorthWestern Corp. (Multi-Utilities)	219,033
1,842	Novanta, Inc.* (Electronic Equipment, Instruments & Components)	260,459
2,871	NOW, Inc.* (Trading Companies & Distributors)	36,548
21,937	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	2,960,837
379	NVR, Inc.* (Household Durables)	1,606,107
10,176	OceanFirst Financial Corp. (Banks)	229,774
709	Old Dominion Freight Line, Inc. (Road & Rail)	194,691

The accompanying notes are an integral part of these financial statements.                35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

United States (continued)
1,203	Owens & Minor, Inc. (Health Care Providers & Services)	$20,451
2,164	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	220,144
6,532	Pacific Premier Bancorp, Inc. (Banks)	237,830
2,920	PacWest Bancorp. (Banks)	72,591
1,692	Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	38,713
4,749	Parker-Hannifin Corp. (Machinery)	1,380,154
1,961	Patrick Industries, Inc. (Auto Components)	89,637
5,000	Patterson-UTI Energy, Inc. (Energy Equipment & Services)	88,250
7,033	Paycor HCM, Inc.* (Software)	214,295
586	PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	42,274
1,291	Peapack-Gladstone Financial Corp. (Banks)	51,085
23,853	Peloton Interactive, Inc. Class A* (Leisure Products)	200,365
588	PennyMac Financial Services, Inc. (Thrifts & Mortgage Finance)	31,352
10,423	PepsiCo, Inc. (Beverages)	1,892,608
7,159	Performance Food Group Co.* (Food & Staples Retailing)	372,554
2,104	Petco Health & Wellness Co., Inc.* (Specialty Retail)	22,155
2,845	PetIQ, Inc. * (Health Care Providers & Services)	23,386
32,122	Pfizer, Inc. (Pharmaceuticals)	1,495,279
8,136	Phreesia, Inc.* (Health Care Technology)	222,276
1,376	PRA Group, Inc.* (Consumer Finance)	46,096
659	Preferred Bank (Banks)	50,657
8,420	Primoris Services Corp. (Construction & Engineering)	170,000
4,400	Progyny, Inc.* (Health Care Providers & Services)	195,668
13,560	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	1,501,770
3,978	ProPetro Holding Corp.* (Energy Equipment & Services)	47,100
257	QuidelOrtho Corp.* (Health Care Equipment & Supplies)	23,084
2,700	Rapid7, Inc.* (Software)	122,229
1,520	RBC Bearings, Inc.* (Machinery)	385,366
5,701	Resideo Technologies, Inc.* (Building Products)	134,658
2,659	ResMed, Inc. (Health Care Equipment & Supplies)	594,792
1,891	Revolve Group, Inc.* (Internet & Direct Marketing Retail)	45,384
50,575	Rivian Automotive, Inc. Class A* (Automobiles)	1,768,608

Shares	Description	Value

Common Stocks (continued)

United States (continued)
11,036	Ross Stores, Inc. (Specialty Retail)	$1,056,035
2,717	Ryman Hospitality Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	241,596
6,985	Saia, Inc.* (Road & Rail)	1,389,037
25,898	Salesforce, Inc.* (Software)	4,210,756
2,424	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	654,238
1,320	Science Applications International Corp. (Professional Services)	143,009
8,122	Seacoast Banking Corp. of Florida (Banks)	250,970
1,979	ServiceNow, Inc.* (Software)	832,644
3,463	Shoals Technologies Group, Inc. Class A* (Electrical Equipment)	80,030
3,730	Silgan Holdings, Inc. (Containers & Packaging)	176,653
1,498	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	172,150
884	Six Flags Entertainment Corp.* (Hotels, Restaurants & Leisure)	19,713
1,451	Skechers USA, Inc. Class A* (Textiles, Apparel & Luxury Goods)	49,958
3,441	Skyline Champion Corp.* (Household Durables)	200,301
12,952	SLM Corp. (Consumer Finance)	214,874
2,457	SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	33,243
651	Snowflake, Inc. Class A* (IT Services)	104,355
5,251	Sotera Health Co.* (Life Sciences Tools & Services)	36,127
627	SouthState Corp. (Banks)	56,700
1,064	Spectrum Brands Holdings, Inc. (Household Products)	49,093
1,265	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	49,120
5,461	SPX Technologies, Inc.* (Machinery)	359,552
22,296	SS&C Technologies Holdings, Inc. (IT Services)	1,146,460
5,258	SSR Mining, Inc. (Metals & Mining)	72,404
8,676	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	274,075
820	Standard Motor Products, Inc. (Auto Components)	31,103
3,666	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	75,740
2,603	STERIS PLC (Health Care Equipment & Supplies)	449,226

36                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
2,837	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	$84,741
3,872	Stifel Financial Corp. (Capital Markets)	239,561
348	StoneX Group, Inc.* (Capital Markets)	32,475
5,558	Stride, Inc.* (Diversified Consumer Services)	186,249
9,953	Stryker Corp. (Health Care Equipment & Supplies)	2,281,626
8,347	Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	286,052
1,085	SVB Financial Group* (Banks)	250,592
5,460	Syneos Health, Inc.* (Life Sciences Tools & Services)	275,075
2,280	Synovus Financial Corp. (Banks)	90,858
5,072	Take-Two Interactive Software, Inc.* (Entertainment)	600,931
753	TD SYNNEX Corp. (Electronic Equipment, Instruments & Components)	68,907
3,352	TEGNA, Inc. (Media)	69,990
3,046	Tempur Sealy International, Inc. (Household Durables)	81,907
5,471	Terex Corp. (Machinery)	221,794
1,351	Tesla, Inc.* (Automobiles)	307,407
11,099	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,782,832
3,469	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	343,258
1,226	The Brink’s Co. (Commerical Services & Supplies)	73,106
757	The Buckle, Inc. (Specialty Retail)	29,773
22,365	The Clorox Co. (Household Products)	3,266,185
930	The Hanover Insurance Group, Inc. (Insurance)	136,236
10,166	The Hartford Financial Services Group, Inc. (Insurance)	736,120
4,349	The Home Depot, Inc. (Specialty Retail)	1,287,869
19,188	The Sherwin-Williams Co. (Chemicals)	4,317,876
6,990	The Shyft Group, Inc. (Machinery)	160,630
3,911	The Trade Desk, Inc. Class A* (Software)	208,222
9,507	The Walt Disney Co.* (Entertainment)	1,012,876
437	Thor Industries, Inc. (Automobiles)	35,602
10,270	Thoughtworks Holding, Inc.* (IT Services)	98,695
7,557	Topgolf Callaway Brands Corp.* (Leisure Products)	141,467
1,823	Travel + Leisure Co. (Hotels, Restaurants & Leisure)	69,238

Shares	Description	Value

Common Stocks (continued)

United States (continued)
38,240	Truist Financial Corp. (Banks)	$1,712,770
1,189	TTEC Holdings, Inc. (IT Services)	52,875
3,150	UFP Industries, Inc. (Building Products)	224,374
1,676	Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	52,140
1,568	Umpqua Holdings Corp. (Banks)	31,172
20,070	Union Pacific Corp. (Road & Rail)	3,956,600
3,933	Unisys Corp.* (IT Services)	33,430
5,028	UnitedHealth Group, Inc. (Health Care Providers & Services)	2,791,294
885	Universal Corp. (Tobacco)	44,790
1,169	Univest Financial Corp. (Banks)	32,896
7,007	Valley National Bancorp (Banks)	83,173
3,820	Valvoline, Inc. (Chemicals)	112,155
3,978	Veracyte, Inc.* (Biotechnology)	79,998
8,270	VeriSign, Inc.* (IT Services)	1,657,804
6,985	Veritex Holdings, Inc. (Banks)	220,586
23,189	Verizon Communications, Inc. (Diversified Telecommunication Services)	866,573
10,165	Vertex Pharmaceuticals, Inc.* (Biotechnology)	3,171,480
31,182	VF Corp. (Textiles, Apparel & Luxury Goods)	880,891
671	Viad Corp.* (Commerical Services & Supplies)	25,015
15,450	Viavi Solutions, Inc.* (Communications Equipment)	233,295
1,217	Victoria’s Secret & Co.* (Specialty Retail)	45,759
3,949	Viper Energy Partners LP (Oil, Gas & Consumable Fuels)	131,699
11,527	Visa, Inc. Class A (IT Services)	2,387,933
764	Voya Financial, Inc. (Diversified Financial Services)	52,227
2,216	Wabash National Corp. (Machinery)	47,976
881	Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	79,255
2,868	Waste Connections, Inc. (Commerical Services & Supplies)	378,318
5,845	Waste Management, Inc. (Commerical Services & Supplies)	925,673
20,925	Wells Fargo & Co. (Banks)	962,341
926	Werner Enterprises, Inc. (Road & Rail)	36,299
1,841	WESCO International, Inc.* (Trading Companies & Distributors)	253,635
25,701	Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	794,932
104	White Mountains Insurance Group Ltd. (Insurance)	147,280
1,138	Wintrust Financial Corp. (Banks)	106,540

The accompanying notes are an integral part of these financial statements.                37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

United States (continued)
5,212	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	$89,282
4,952	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	126,226
992	Yelp, Inc.* (Interactive Media & Services)	38,103

		206,238,630

Uruguay* – 0.1%
3,450	Dlocal Ltd. (IT Services)	76,935
520	Globant SA (IT Services)	98,113
390	MercadoLibre, Inc. (Internet & Direct Marketing Retail)	351,632

		526,680

TOTAL COMMON STOCKS
(Cost $360,027,258)		$355,687,452

Shares	Dividend Rate	Value

Preferred Stocks – 0.1%

Brazil – 0.1%
Itausa SA (Banks)
19,400	5.080%	$40,336
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)
62,900	9.200	362,995

TOTAL PREFERRED STOCKS
(Cost $313,704)		$403,331

Shares	Description	Value

Exchange Traded Funds – 0.4%

12,900	iShares Core MSCI Emerging Markets ETF%	$546,315
20,101	iShares MSCI Saudi Arabia ETF	861,127

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,609,714)		$1,407,442

Shares	Dividend Rate	Value

Investment Companies(c) – 7.6%
Goldman Sachs Financial Square Government Fund - Class R6
13,221,910	3.066%	$13,221,910

Shares	Dividend Rate	Value

Investment Companies(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
14,902,614	3.066%	$14,902,614

TOTAL INVESTMENT COMPANIES – 7.6%
(Cost $ 28,124,524)		$28,124,524

TOTAL INVESTMENTS – 103.6%
(Cost $ 390,075,200)		$385,622,749

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%		(13,292,769)

NET ASSETS – 100.0%		$372,329,980

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*   Non-income producing security.

(a)  Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)  Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)  Represents an affiliated issuer.

SECTOR ALLOCATION AS OF OCTOBER 31, 2022

Sector	% of Total Market Value

Information Technology	18.5%
Health Care	14.1
Financials	13.4
Consumer Discretionary	11.5
Industrials	10.9
Investment Companies	7.3
Consumer Staples	6.0
Communication Services	5.5
Materials	5.5
Energy	2.8
Utilities	2.4
Real Estate	1.7
Exchange Traded Funds	0.4

100.0%

38                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

BNP Paribas SA	AUD	160,000	USD	100,889	11/02/22	$1,460
	DKK	490,000	USD	64,962	11/02/22	84
	EUR	2,810,000	USD	2,771,610	11/02/22	5,751
	GBP	400,000	USD	452,976	11/02/22	5,767
	JPY	28,000,000	USD	187,862	11/02/22	483
	NZD	150,000	USD	86,756	11/02/22	457
	SEK	2,925,000	USD	263,747	11/02/22	1,203
	SGD	40,000	USD	28,154	11/02/22	103
	USD	3,222,996	AUD	4,980,000	11/02/22	37,366
	USD	3,124,950	AUD	4,820,000	12/02/22	38,946
	USD	4,835,546	CHF	4,770,000	11/02/22	70,986
	USD	4,123,654	CHF	4,060,000	12/02/22	54,727
	USD	1,075,197	DKK	7,950,000	12/02/22	17,351
	USD	12,200,460	EUR	12,140,000	12/02/22	174,932
	USD	6,113,079	GBP	5,270,000	12/02/22	63,888
	USD	1,384,335	HKD	10,860,000	11/02/22	776
	USD	228,408	ILS	800,000	12/02/22	1,528
	USD	8,979,207	JPY	1,295,000,000	11/02/22	268,222
	USD	8,655,761	JPY	1,267,000,000	12/02/22	103,614
	USD	316,193	NOK	3,250,000	12/02/22	3,252
	USD	1,357,007	SEK	14,775,000	12/02/22	15,905
	USD	511,925	SGD	720,000	12/02/22	3,208
JPMorgan Securities, Inc.	NZD	60,000	USD	34,860	11/02/22	26
	USD	1,151,995	AUD	1,780,000	11/02/22	13,356
	USD	1,154,027	AUD	1,780,000	12/02/22	14,382
	USD	1,713,223	CHF	1,690,000	11/02/22	25,150
	USD	1,716,496	CHF	1,690,000	12/02/22	22,781
	USD	416,554	DKK	3,080,000	12/02/22	6,722
	USD	5,215,847	EUR	5,190,000	12/02/22	74,786
	USD	2,232,956	GBP	1,925,000	12/02/22	23,337
	USD	565,971	HKD	4,440,000	11/02/22	317
	USD	57,102	ILS	200,000	12/02/22	382
	USD	3,300,465	JPY	476,000,000	11/02/22	98,590
	USD	3,251,888	JPY	476,000,000	12/02/22	38,927
	USD	102,155	NOK	1,050,000	12/02/22	1,051
	USD	564,846	SEK	6,150,000	12/02/22	6,620
	USD	184,862	SGD	260,000	12/02/22	1,158
UBS AG (London)	USD	811	ZAR	14,542	11/01/22	19

TOTAL						$1,197,613

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

BNP Paribas SA	AUD	4,820,000	USD	3,122,342	11/02/22	$(39,061)
	CHF	4,770,000	USD	4,825,375	11/02/22	(60,816)
	DKK	7,950,000	USD	1,072,807	11/02/22	(17,478)
	EUR	12,140,000	USD	12,174,624	11/02/22	(175,636)
	GBP	5,270,000	USD	6,108,483	11/02/22	(64,535)
	HKD	10,860,000	USD	1,383,669	11/02/22	(110)
	JPY	1,267,000,000	USD	8,626,759	11/02/22	(104,120)

The accompanying notes are an integral part of these financial statements.                 39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued) October 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

BNP Paribas SA (continued)	NOK	3,250,000	USD	315,890	11/02/22	$(3,254)
	SEK	14,775,000	USD	1,354,437	11/02/22	(16,098)
	SGD	720,000	USD	511,892	11/02/22	(3,268)
	USD	1,094,956	DKK	8,440,000	11/02/22	(25,418)
	USD	14,424,522	EUR	14,950,000	11/02/22	(351,826)
	USD	6,111,959	GBP	5,670,000	11/02/22	(390,732)
	USD	1,074,538	HKD	8,430,000	12/02/22	(44)
	USD	225,939	ILS	800,000	11/02/22	(486)
	USD	302,259	NOK	3,250,000	11/02/22	(10,377)
	USD	85,127	NZD	150,000	11/02/22	(2,087)
	USD	69,746	NZD	120,000	12/02/22	(58)
	USD	1,567,897	SEK	17,700,000	11/02/22	(35,392)
	USD	529,201	SGD	760,000	11/02/22	(7,680)
JPMorgan Securities, Inc.	AUD	1,780,000	USD	1,153,064	11/02/22	(14,425)
	CHF	1,690,000	USD	1,711,078	11/02/22	(23,005)
	DKK	3,080,000	USD	415,628	11/02/22	(6,771)
	EUR	5,190,000	USD	5,204,802	11/02/22	(75,087)
	GBP	1,925,000	USD	2,231,277	11/02/22	(23,573)
	HKD	4,440,000	USD	565,671	11/02/22	(17)
	JPY	476,000,000	USD	3,240,992	11/02/22	(39,117)
	NOK	1,050,000	USD	102,057	11/02/22	(1,051)
	SEK	6,150,000	USD	563,776	11/02/22	(6,701)
	SGD	260,000	USD	184,850	11/02/22	(1,180)
	USD	399,581	DKK	3,080,000	11/02/22	(9,276)
	USD	5,007,577	EUR	5,190,000	11/02/22	(122,139)
	USD	2,075,048	GBP	1,925,000	11/02/22	(132,656)
	USD	565,949	HKD	4,440,000	12/02/22	(23)
	USD	56,529	ILS	200,000	11/02/22	(77)
	USD	97,597	NOK	1,050,000	11/02/22	(3,408)
	USD	34,051	NZD	60,000	11/02/22	(835)
	USD	34,873	NZD	60,000	12/02/22	(29)
	USD	544,778	SEK	6,150,000	11/02/22	(12,297)
	USD	181,042	SGD	260,000	11/02/22	(2,628)
State Street Bank and Trust	USD	8,873	QAR	32,639	11/01/22	(91)
	USD	4,407	QAR	16,210	11/02/22	(46)

TOTAL						$(1,782,908)

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P Toronto Stock Exchange 60 Index	57	12/15/22	$9,854,032	$44,169

40                The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
QAR	—Qatar Riyal
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.                41

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

October 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 36.2%

Advertising(a) – 0.3%
CMG Media Corp.
	$3,074,000	8.875	%(b)	12/15/27	$2,603,032
Summer BC Holdco B S.a.r.l.
EUR	988,000	5.750		10/31/26	846,980

					3,450,012

Aerospace & Defense(a) – 0.4%
Bombardier, Inc.
	$825,000	7.875	(b)	04/15/27	783,882
	1,182,000	6.000		02/15/28	1,053,221
Raytheon Technologies Corp.
	650,000	2.820		09/01/51	398,138
	390,000	3.030		03/15/52	247,837
TransDigm, Inc.
	10,000	8.000		12/15/25	10,176
	987,000	6.250	(b)	03/15/26	973,281
Triumph Group, Inc.
	615,000	7.750		08/15/25	466,508

					3,933,043

Agriculture(a)(b) – 0.2%
Vector Group Ltd.
	525,000	10.500		11/01/26	518,117
	2,060,000	5.750		02/01/29	1,803,695

					2,321,812

Airlines – 0.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
	1,023,000	5.500		04/20/26	974,960
Avianca Midco 2 Ltd.
	2,723,873	9.000	(a)	12/01/28	2,047,971
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.
	1,469,928	5.750	(a)	01/20/26	1,356,141
United Airlines, Inc.(a)
	180,000	4.375		04/15/26	164,691
	180,000	4.625		04/15/29	154,534

					4,698,297

Apparel(a) – 0.2%
CT Investment GmbH
EUR	1,145,000	5.500		04/15/26	929,678
Hanesbrands, Inc.
	$400,000	4.875		05/15/26	367,132
Wolverine World Wide, Inc.
	475,000	4.000		08/15/29	378,504

					1,675,314

Automotive – 1.1%
Clarios Global LP/Clarios U.S. Finance Co.(a)
	156,000	6.250		05/15/26	152,153
	394,000	8.500		05/15/27	387,456
Dana, Inc.
	266,000	5.625	(a)	06/15/28	240,658

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive – (continued)
Dealer Tire LLC/DT Issuer LLC
	$748,000	8.000	%(a)(b)	02/01/28	$655,390
Ford Motor Co.
	591,000	6.100	(a)	08/19/32	541,498
Ford Motor Credit Co. LLC
	250,000	4.063	(a)	11/01/24	239,365
	2,035,000	2.300	(a)	02/10/25	1,842,225
EUR	450,000	2.386		02/17/26	402,518
	$336,000	4.125	(a)	08/17/27	298,264
	100,000	3.815	(a)	11/02/27	86,755
	2,080,000	5.113	(a)	05/03/29	1,858,314
Gestamp Automocion SA
EUR	300,000	3.250	(a)	04/30/26	264,559
Grupo Antolin-Irausa SA
	450,000	3.375	(a)	04/30/26	342,562
IHO Verwaltungs GmbH(a)(b)(c)
	$335,000	6.000		05/15/27	287,835
	535,000	6.375		05/15/29	456,376
Jaguar Land Rover Automotive PLC
EUR	1,100,000	4.500	(a)	07/15/28	781,215
Nissan Motor Acceptance Co. LLC
	$1,090,000	1.850	(a)	09/16/26	855,476
Nissan Motor Co. Ltd.
	366,000	4.345	(a)	09/17/27	308,600
Tenneco, Inc.
	640,000	5.125	(a)	04/15/29	634,701

					10,635,920

Banks – 2.1%
Banca Monte dei Paschi di Siena SpA (5 year EUR Swap + 5.005%)
EUR	1,964,000	5.375	(a)(d)	01/18/28	1,434,594
Banco de Sabadell SA (-1X 5 year EUR Swap + 6.198%)
	800,000	5.750	(a)(d)	12/31/99	658,380
Banco Nacional de Comercio Exterior SNC (5 year CMT + 2.000%)
	$1,019,000	2.720	(a)(b)(d)	08/11/31	855,960
Barclays PLC(a)
	1,100,000	7.385		11/02/28	1,094,566
(5 year CMT + 5.431%)
	521,000	8.000	(d)	12/31/99	467,587
(5 year CMT + 5.867%)
	365,000	6.125	(d)	12/31/99	317,083
(5 year USD Swap + 4.842%)
	245,000	7.750	(d)	12/31/99	230,082
BNP Paribas SA (5 year CMT + 4.899%)
	839,000	7.750	(a)(b)(d)	12/31/99	792,234
CaixaBank SA (-1X 5 year EUR Swap + 3.857%)
EUR	800,000	3.625	(a)(d)	12/31/99	536,762
Commerzbank AG(a)(d)
(-1X 5 year EUR Swap + 6.363%)
	600,000	6.125		03/31/99	521,796
(5 year USD Swap + 5.228%)
	$1,000,000	7.000		12/31/99	855,000

42                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Cooperatieve Rabobank UA (5 year EUR Swap + 3.717%)
EUR	1,000,000	4.875	%(a)(d)	12/31/99	$812,845
Credit Suisse Group AG(a)(b)(d)
(5 year CMT + 6.383%)
	$750,000	9.750		06/23/27	714,893
(SOFR + 3.700%)
	1,240,000	6.442		08/11/28	1,129,987
Deutsche Bank AG (-1X 5 year EUR Swap + 4.747%)
EUR	1,600,000	4.625	(a)(d)	12/31/99	1,148,330
Freedom Mortgage Corp.(a)
	$1,355,000	8.125	(b)	11/15/24	1,194,080
	1,225,000	8.250	(b)	04/15/25	1,054,554
	280,000	7.625	(b)	05/01/26	221,074
	1,212,750	6.625		01/15/27	904,299
Ibercaja Banco SA (-1X 5 year EUR Swap + 2.882%)
EUR	700,000	2.750	(a)(d)	07/23/30	564,232
Intesa Sanpaolo SpA
	$625,000	5.710	(b)	01/15/26	568,519
(5 year EUR Swap + 7.192%)
EUR	851,000	7.750	(a)(d)	12/29/49	796,730
Lloyds Banking Group PLC (5 year USD Swap + 4.496%)
	$740,000	7.500	(a)(d)	09/27/25	685,788
Novo Banco SA/Luxembourg
EUR	95,000	3.500		01/02/43	80,772
	1,015,000	3.500		01/23/43	862,974
UniCredit SpA(a)(d)
(-1X 5 year EUR Swap + 4.606%)
	1,137,000	4.450		12/31/99	792,166
(5 year USD ICE Swap + 3.703%)
	$2,075,000	5.861	(b)	06/19/32	1,722,727

					21,018,014

Beverages – 0.0%
The Coca-Cola Co.
	254,000	2.750		06/01/60	154,546

Biotechnology(a) – 0.1%
	Cidron Aida Finco Sarl
EUR	1,123,000	5.000		04/01/28	870,653

Building Materials – 0.5%
CEMEX Materials LLC
	$1,098,000	7.700	(b)	07/21/25	1,081,530
CP Atlas Buyer, Inc.
	676,000	7.000	(a)	12/01/28	487,295
Griffon Corp.
	1,125,000	5.750	(a)	03/01/28	1,030,669
PCF GmbH
EUR	400,000	4.750	(a)	04/15/26	319,335
SRM Escrow Issuer LLC
	$1,349,000	6.000	(a)(b)	11/01/28	1,154,137
Summit Materials LLC/Summit Materials Finance Corp.
	522,000	5.250	(a)	01/15/29	478,094

					4,551,060

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – 0.0%
Cirsa Finance International S.a.r.l.
EUR	100,000	10.375%		11/30/27	$98,972

Chemicals – 1.6%
ASP Unifrax Holdings, Inc.
	$1,377,000	5.250	(a)	09/30/28	1,107,136
Axalta Coating Systems LLC
	605,000	3.375	(a)	02/15/29	499,627
Cerdia Finanz GmbH
	1,200,000	10.500	(a)	02/15/27	973,128
CF Industries, Inc.
	331,000	5.150		03/15/34	298,946
Cornerstone Chemical Co.
	5,195,000	6.750	(a)(b)	08/15/24	3,903,055
GPD Cos., Inc.
	1,037,000	10.125	(a)(b)	04/01/26	930,635
Innophos Holdings, Inc.
	965,000	9.375	(a)(b)	02/15/28	919,162
Iris Holdings, Inc.(c)
	615,000	8.750	(a)(b)	02/15/26	537,338
NOVA Chemicals Corp.
	1,815,000	4.250	(a)(b)	05/15/29	1,482,347
OCI NV
	490,000	4.625	(a)	10/15/25	456,543
Rain CII Carbon LLC/CII Carbon Corp.
	1,855,000	7.250	(a)(b)	04/01/25	1,591,312
Rayonier AM Products, Inc.
	1,418,000	7.625	(a)(b)	01/15/26	1,232,313
SCIH Salt Holdings, Inc.(a)
	350,000	4.875		05/01/28	304,146
	200,000	6.625		05/01/29	162,320
The Chemours Co.
	95,000	4.625	(a)	11/15/29	74,029
Tronox, Inc.
	593,000	4.625	(a)	03/15/29	460,257
Venator Finance S.a.r.l./Venator Materials LLC
	383,000	5.750	(a)	07/15/25	126,306
Vibrantz Technologies, Inc.
	789,000	9.000	(a)	02/15/30	522,065

					15,580,665

Commercial Services(a) – 1.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp.
	750,000	6.625		07/15/26	717,938
Avis Budget Finance Plc
EUR	1,047,000	4.750		01/30/26	967,939
Castor SpA
	450,000	6.000		02/15/29	382,341
CPI CG, Inc.
	$538,000	8.625	(b)	03/15/26	506,360
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC
	1,781,000	7.125	(b)	07/31/26	1,670,801
Korn Ferry
	400,000	4.625		12/15/27	363,428

The accompanying notes are an integral part of these financial statements.                43

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services(a) – (continued)
Loxam SAS
EUR	450,000	4.500%		04/15/27	$349,748
Metis Merger Sub LLC
	$578,000	6.500		05/15/29	465,446
Movida Europe SA
	1,299,000	5.250	(b)	02/08/31	949,413
Paysafe Finance PLC/Paysafe Holdings U.S. Corp.
	478,000	4.000		06/15/29	344,141
Prime Security Services Borrower LLC/Prime Finance, Inc.
	465,000	6.250	(b)	01/15/28	430,632
StoneMor, Inc.
	975,000	8.500		05/15/29	801,021
Team Health Holdings, Inc.
	1,226,000	6.375	(b)	02/01/25	929,884
The ADT Security Corp.
	651,000	4.125		08/01/29	558,031
The House of Finance NV
EUR	450,000	4.375		07/15/26	445,922
WW International, Inc.
	$730,000	4.500		04/15/29	405,157

					10,288,202

Computers(a) – 0.6%
Ahead DB Holdings LLC
	723,000	6.625		05/01/28	587,683
Apple, Inc.
	265,000	2.375		02/08/41	177,264
	1,505,000	2.650		05/11/50	946,028
	285,000	2.650		02/08/51	177,327
	145,000	2.700		08/05/51	90,944
CA Magnum Holdings
	1,570,000	5.375		10/31/26	1,314,875
Centurion Bidco SpA
EUR	450,000	5.875		09/30/26	393,010
Condor Merger Sub, Inc.
	$1,283,000	7.375		02/15/30	1,062,812
Libra Groupco SpA
EUR	450,000	5.000		05/15/27	344,314
Science Applications International Corp.
	$479,000	4.875		04/01/28	437,533
Seagate HDD Cayman
	270,000	3.375		07/15/31	192,901

					5,724,691

Construction – 0.0%
Enerflex Ltd.
	160,000	9.000		10/15/27	155,635

Cosmetics & Personal Care(a)(b) – 0.1%
Coty, Inc.
	895,000	5.000		04/15/26	843,171

Distribution & Wholesale(a) – 0.2%
American Builders & Contractors Supply Co., Inc.
	255,000	3.875		11/15/29	209,228

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Distribution & Wholesale(a) – (continued)
G-III Apparel Group Ltd.
$1,142,000	7.875	%(b)	08/15/25	$1,082,136
H&E Equipment Services, Inc.
618,000	3.875		12/15/28	522,667

				1,814,031

Diversified Financial Services – 1.5%
Aircastle Ltd. (5 year CMT + 4.410%)
1,106,000	5.250	(a)(b)(d)	12/31/99	823,859
Armor Holdco, Inc.
675,000	8.500	(a)	11/15/29	504,103
Coinbase Global, Inc.
945,000	3.375	(a)	10/01/28	625,628
Finance of America Funding LLC
1,960,000	7.875	(a)	11/15/25	1,186,702
Global Aircraft Leasing Co. Ltd.(c) (PIK 7.250%, Cash 6.500%)
2,112,194	6.500	(a)(b)	09/15/24	1,693,473
Home Point Capital, Inc.
1,070,000	5.000	(a)	02/01/26	632,841
Jefferies Finance LLC/JFIN Co-Issuer Corp.
984,000	5.000	(a)	08/15/28	773,335
LD Holdings Group LLC(a)
165,000	6.500		11/01/25	112,147
1,420,000	6.125	(b)	04/01/28	795,214
LPL Holdings, Inc.
498,000	4.625	(a)	11/15/27	460,530
Midcap Financial Issuer Trust(a)
1,227,000	6.500	(b)	05/01/28	1,043,060
870,000	5.625		01/15/30	670,083
Nationstar Mortgage Holdings, Inc.
184,000	5.500	(a)	08/15/28	150,068
Navient Corp.(a)
452,000	5.000		03/15/27	381,104
52,000	4.875		03/15/28	41,474
530,000	5.500		03/15/29	422,436
OneMain Finance Corp.
240,000	7.125		03/15/26	231,053
122,000	3.500	(a)	01/15/27	100,474
515,000	3.875	(a)	09/15/28	402,102
400,000	5.375	(a)	11/15/29	327,800
PennyMac Financial Services, Inc.
730,000	4.250	(a)	02/15/29	552,968
PRA Group, Inc.
557,000	7.375	(a)(b)	09/01/25	534,854
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.
640,000	3.625	(a)	03/01/29	495,962
VistaJet Malta Finance PLC/XO Management Holding, Inc.
565,000	6.375	(a)	02/01/30	472,131
Voyager Aviation Holdings LLC
1,020,000	8.500	(a)	05/09/26	897,223

				14,330,624

Electrical – 0.7%
Calpine Corp.
308,000	4.500	(a)	02/15/28	277,249

44                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
Electricite de France SA(a)(d)
(-1X 5 year EUR Swap + 3.198%)
EUR	1,000,000	3.000%		09/03/49	$701,628
(-1X 5 year EUR Swap + 3.970%)
	1,000,000	3.375		12/31/99	647,501
Eskom Holdings SOC Ltd.
	$352,000	6.750		08/06/23	343,420
	190,000	6.750		08/06/23	185,369
(e)	667,000	4.314		07/23/27	559,987
	840,000	8.450		08/10/28	737,100
Mercury Chile Holdco LLC
	1,879,000	6.500	(a)	01/24/27	1,550,175
NPC Ukrenergo(e)
	263,000	6.875		11/09/28	43,033
NRG Energy, Inc.
	460,000	3.625	(a)	02/15/31	366,100
Pattern Energy Operations LP/Pattern Energy Operations, Inc.
	3,000	4.500	(a)	08/15/28	2,696
Vistra Corp. (5 year CMT + 5.740%)
	867,000	7.000	(a)(b)(d)	12/31/99	770,512
Vistra Operations Co. LLC(a)
	385,000	5.625		02/15/27	366,920
	140,000	5.000		07/31/27	129,153
	47,000	4.300		07/15/29	41,000

					6,721,843

Electrical Components & Equipment(a) – 0.1%
Belden, Inc.
EUR	756,000	3.375		07/15/31	557,065

Electronics(a) – 0.0%
II-VI, Inc.
	$566,000	5.000		12/15/29	484,824

Energy-Alternate Sources(a) – 0.1%
Cullinan Holdco Scsp
EUR	450,000	4.625		10/15/26	369,089
Enviva Partners LP/Enviva Partners Finance Corp.
	$201,000	6.500		01/15/26	192,805
TerraForm Power Operating LLC
	435,000	5.000		01/31/28	407,621

					969,515

Engineering & Construction – 0.4%
Abertis Infraestructuras Finance BV (-1X 5 year EUR Swap + 3.694%)
EUR 900,000		3.248	(a)(d)	12/31/99	738,641
Artera Services LLC
	$367,737	9.033	(a)(b)	12/04/25	307,799
Bioceanico Sovereign Certificate Ltd.
	1,436,944	0.000	(f)	06/05/34	887,762
Global Infrastructure Solutions, Inc.
	866,000	5.625	(a)	06/01/29	641,784
Tutor Perini Corp.
	2,030,000	6.875	(a)(b)	05/01/25	1,627,735

					4,203,721

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Entertainment(a) – 0.9%
888 Acquisitions Ltd.
EUR	450,000	7.558%		07/15/27	$381,794
AMC Entertainment Holdings, Inc.
	$25,000	5.750		06/15/25	13,058
	235,000	6.125		05/15/27	82,741
Banijay Group SAS
EUR	919,000	6.500		03/01/26	840,659
Caesars Entertainment, Inc.
	$555,000	8.125	(b)	07/01/27	539,893
Cirsa Finance International S.a.r.l.
EUR	450,000	4.750		05/22/25	413,636
1,160,000		4.500		03/15/27	952,369
Empire Resorts, Inc.
	$1,515,000	7.750		11/01/26	1,245,315
Gamma Bidco SpA
EUR	450,000	6.250		07/15/25	422,268
International Game Technology PLC
	$410,000	6.250	(b)	01/15/27	406,253
Jacobs Entertainment, Inc.
	770,000	6.750		02/15/29	680,064
Live Nation Entertainment, Inc.
	650,000	5.625		03/15/26	622,953
	615,000	4.750		10/15/27	547,578
Merlin Entertainments Ltd.
	250,000	5.750		06/15/26	232,505
Raptor Acquisition Corp./Raptor Co.-Issuer LLC
	670,000	4.875		11/01/26	593,533
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc.
	595,000	6.625		03/01/30	515,484
Six Flags Entertainment Corp.
	694,000	4.875		07/31/24	671,813
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
	230,000	7.750	(b)	04/15/25	224,183

					9,386,099

Environmental(a) – 0.1%
Clean Harbors, Inc.
	307,000	4.875		07/15/27	289,127
GFL Environmental, Inc.
	460,000	4.375		08/15/29	390,181

					679,308

Federal Home Loan Banks(a) – 0.1%
HSBC Holdings PLC
	1,100,000	7.390		11/03/28	1,099,527

Food & Drug Retailing – 0.3%
Chobani LLC/Chobani Finance Corp., Inc.
	454,000	7.500	(a)	04/15/25	431,304
Iceland Bondco PLC
GBP	375,000	4.625	(a)	03/15/25	338,828
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
	$412,000	5.500	(a)	01/15/30	376,210
New Albertsons LP
	1,015,000	8.700		05/01/30	1,078,082

The accompanying notes are an integral part of these financial statements.                45

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing – (continued)
	$435,000	8.000%		05/01/31	$443,861
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed
	380,000	4.625	(a)	03/01/29	317,106

					2,985,391

Forest Products&Paper(a) – 0.4%
Domtar Corp.
	2,852,000	6.750		10/01/28	2,435,266
Resolute Forest Products, Inc.
	808,000	4.875	(b)	03/01/26	798,425
Sylvamo Corp.
	1,231,000	7.000		09/01/29	1,155,072

					4,388,763

Gaming(a) – 0.2%
MGM Resorts International
	149,000	6.750		05/01/25	147,034
Station Casinos LLC
	510,000	4.500		02/15/28	439,207
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	225,000	5.250	(b)	05/15/27	195,964
Wynn Macau Ltd.
	365,000	5.500		01/15/26	250,025
	135,000	5.500		10/01/27	81,038
	35,000	5.625		08/26/28	20,650
	730,000	5.125		12/15/29	427,050

					1,560,968

Healthcare Providers & Services(a) – 1.0%
Acadia Healthcare Co., Inc.
	461,000	5.000		04/15/29	415,324
Air Methods Corp.
	303,000	8.000		05/15/25	154,957
Akumin, Inc.
	3,076,000	7.000	(b)	11/01/25	2,494,882
Centene Corp.
	805,000	2.500		03/01/31	615,229
	645,000	2.625		08/01/31	493,193
Envision Healthcare Corp.
	835,000	8.750		10/15/26	254,725
Global Medical Response, Inc.
	400,000	6.500		10/01/25	309,376
HCA, Inc.
	331,000	3.500		09/01/30	273,846
IQVIA, Inc.
EUR	400,000	2.875		06/15/28	348,829
Legacy LifePoint Health LLC
	$300,000	4.375		02/15/27	236,865
LifePoint Health, Inc.
	150,000	5.375	(b)	01/15/29	95,337
Medline Borrower LP
	825,000	3.875		04/01/29	673,860
	220,000	5.250		10/01/29	171,486

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services(a) – (continued)
ModivCare Escrow Issuer, Inc.
$675,000	5.000%		10/01/29	$578,833
Molina Healthcare, Inc.
348,000	4.375		06/15/28	312,803
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.
520,000	9.750		12/01/26	415,324
Syneos Health, Inc.
482,000	3.625		01/15/29	397,462
Tenet Healthcare Corp.
19,000	4.625		07/15/24	18,520
1,071,000	6.125	(b)	10/01/28	928,578
582,000	6.125		06/15/30	541,173

				9,730,602

Home Builders(a) – 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.
515,000	4.625		08/01/29	386,755
Mattamy Group Corp.
605,000	4.625	(b)	03/01/30	478,010
Meritage Homes Corp.
300,000	3.875		04/15/29	243,198

				1,107,963

Household Products(a)(b) – 0.1%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.
761,000	7.000		12/31/27	641,622

Housewares(a) – 0.2%
American Greetings Corp.
990,000	8.750	(b)	04/15/25	947,331
Newell Brands, Inc.
599,000	6.625		09/15/29	585,373

				1,532,704

Insurance(a) – 0.6%
Acrisure LLC/Acrisure Finance, Inc.
500,000	7.000		11/15/25	474,010
135,000	10.125		08/01/26	134,762
451,000	4.250		02/15/29	368,530
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
498,000	6.750		10/15/27	455,167
AssuredPartners, Inc.
875,000	7.000		08/15/25	843,964
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co.-Issuer, Inc.(c)
1,851,875	7.625	(b)	10/15/25	1,733,392
HUB International Ltd.
750,000	7.000		05/01/26	740,205
Ryan Specialty Group LLC
500,000	4.375		02/01/30	426,515
Sagicor Financial Co. Ltd.
264,000	5.300		05/13/28	240,795
200,000	5.300		05/13/28	182,900

				5,600,240

46                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Internet – 0.7%
ANGI Group LLC
	$176,000	3.875	%(a)	08/15/28	$128,292
Cablevision Lightpath LLC
	880,000	5.625	(a)(b)	09/15/28	699,011
HSE Finance S.a.r.l
EUR	150,000	5.625	(a)	10/15/26	80,714
Netflix, Inc.
	529,000	4.625		05/15/29	509,730
	607,000	3.875		11/15/29	556,923
	1,020,000	3.625	(a)	06/15/30	912,747
NortonLifeLock, Inc.(a)
	$660,000	6.750		09/30/27	651,083
	580,000	7.125		09/30/30	572,437
Rakuten Group, Inc.(a)
	1,398,000	5.125		12/31/99	1,033,108
	537,000	6.250		12/31/99	366,046
Uber Technologies, Inc.(a)
	500,000	7.500		05/15/25	500,055
	500,000	8.000		11/01/26	501,635
United Group B.V.
EUR	870,000	5.250	(a)	02/01/30	613,709

					7,125,490

Investment Companies – 0.1%
Blackstone Private Credit Fund
	$388,000	2.625	(a)	12/15/26	320,733
MDGH GMTN RSC Ltd.
	821,000	5.500		04/28/33	816,238

					1,136,971

Iron/Steel(a) – 0.9%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP
	4,330,000	8.750	(b)	07/15/26	3,957,793
Mineral Resources Ltd.
	3,520,000	8.125	(b)	05/01/27	3,503,034
	387,000	8.000		11/01/27	380,533
	393,000	8.500		05/01/30	389,605
Tacora Resources, Inc.
	615,000	8.250		05/15/26	516,329

					8,747,294

Leisure Time(a) – 0.3%
Carnival Corp.(b)
	40,000	10.500		02/01/26	39,196
	1,110,000	9.875		08/01/27	1,034,908
Pinnacle Bidco PLC
EUR	948,000	5.500		02/15/25	846,960
Royal Caribbean Cruises Ltd.
	$395,000	5.500		08/31/26	322,581
TUI Cruises GmbH
EUR	350,000	6.500		05/15/26	255,313
VOC Escrow Ltd.
	$765,000	5.000		02/15/28	637,406

					3,136,364

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Machinery - Construction & Mining(a) – 0.0%
BWX Technologies, Inc.
	$445,000	4.125%		06/30/28	$392,761

Machinery-Diversified(a) – 0.1%
Novafives SAS
EUR	300,000	5.000		06/15/25	187,526
OT Merger Corp.
	$984,000	7.875		10/15/29	629,485

					817,011

Media – 4.3%
Altice Financing SA(a)
	512,000	5.000		01/15/28	409,068
	2,845,000	5.750		08/15/29	2,240,381
Audacy Capital Corp.(a)
	585,000	6.500		05/01/27	170,370
	760,000	6.750		03/31/29	216,068
Beasley Mezzanine Holdings LLC
	1,610,000	8.625	(a)	02/01/26	1,172,982
CCO Holdings LLC/CCO Holdings Capital Corp.(a)
	1,273,000	5.125		05/01/27	1,179,536
	435,000	5.375	(b)	06/01/29	388,938
	915,000	6.375		09/01/29	847,601
	815,000	4.500		08/15/30	662,367
	450,000	4.250		02/01/31	355,487
Cengage Learning, Inc.
	915,000	9.500	(a)(b)	06/15/24	866,999
Charter Communications Operating LLC / Charter Communications Operating Capital(a)
	200,000	3.900		06/01/52	123,716
	100,000	4.400		12/01/61	63,531
	90,000	3.950		06/30/62	52,838
Comcast Corp.(a)
	725,000	2.937		11/01/56	419,956
	1,090,000	2.987		11/01/63	614,422
CSC Holdings LLC(a)
	847,000	5.500		04/15/27	797,755
	1,355,000	7.500	(b)	04/01/28	1,171,519
	445,000	6.500	(b)	02/01/29	418,990
	941,000	5.750		01/15/30	724,570
Diamond Sports Group LLC/Diamond Sports Finance Co.(a)
	2,069,000	5.375		08/15/26	412,848
	1,274,000	6.625	(b)	08/15/27	64,987
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.
	755,000	5.875	(a)	08/15/27	679,515
Discovery Communications LLC
	610,000	4.125	(a)	05/15/29	515,340
DISH DBS Corp.
	180,000	5.875		11/15/24	166,014
	923,000	7.750		07/01/26	779,732
	1,675,000	5.250	(a)	12/01/26	1,454,352
	1,378,000	5.750	(a)	12/01/28	1,112,170
	683,000	5.125		06/01/29	461,653
Gray Television, Inc.(a)
	1,541,000	7.000	(b)	05/15/27	1,467,941

The accompanying notes are an integral part of these financial statements.                47

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media – (continued)
	$356,000	4.750%		10/15/30	$281,165
iHeartCommunications, Inc.
	137,309	8.375	(a)	05/01/27	123,445
LCPR Senior Secured Financing DAC
	1,636,000	6.750	(a)(b)	10/15/27	1,526,290
Liberty Interactive LLC
	3,954,785	4.000	(a)	11/15/29	1,779,653
	45,000	8.250		02/01/30	28,140
	341,479	3.750	(a)	02/15/30	153,666
McGraw-Hill Education, Inc.
	1,500,000	5.750	(a)	08/01/28	1,320,510
News Corp.
	949,000	3.875	(a)	05/15/29	815,865
Nexstar Media, Inc.
	543,000	5.625	(a)(b)	07/15/27	511,158
Paramount Global (5 year CMT + 3.999%)
	1,000,000	6.375	(a)(d)	03/30/62	852,080
Radiate Holdco LLC/Radiate Finance, Inc.
	401,000	6.500	(a)(b)	09/15/28	252,393
Salem Media Group, Inc.
	947,000	6.750	(a)(b)	06/01/24	915,740
Scripps Escrow II, Inc.
	432,000	3.875	(a)	01/15/29	358,815
Sinclair Television Group, Inc.(a)
	1,601,000	5.500	(b)	03/01/30	1,197,164
	1,622,000	4.125		12/01/30	1,253,206
Sirius XM Radio, Inc.(a)
	312,000	5.000		08/01/27	287,040
	260,000	5.500	(b)	07/01/29	239,759
	310,000	3.875		09/01/31	247,851
Spanish Broadcasting System, Inc.
	1,120,000	9.750	(a)(b)	03/01/26	689,875
Summer BidCo B.V.(c)
EUR	550,000	9.000	(a)	11/15/25	402,272
TEGNA, Inc.
	$2,423,000	4.625	(a)	03/15/28	2,305,703
Telenet Finance Luxembourg Notes S.a.r.l.
	2,000,000	5.500	(a)	03/01/28	1,755,920
Univision Communications, Inc.(a)
	1,127,000	6.625	(b)	06/01/27	1,112,236
	450,000	7.375		06/30/30	438,187
Urban One, Inc.
	1,435,000	7.375	(a)(b)	02/01/28	1,255,941
Virgin Media Finance PLC
	104,000	5.000	(a)	07/15/30	83,322
Virgin Media Vendor Financing Notes IV DAC
	450,000	5.000	(a)	07/15/28	384,943
VTR Finance NV
	900,000	6.375	(a)(b)	07/15/28	453,544
VZ Secured Financing B.V.
	1,205,000	5.000	(a)	01/15/32	966,699

					42,004,228

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Mining(a) – 0.8%
First Quantum Minerals Ltd.
$370,000	6.500	%(b)	03/01/24	$360,935
580,000	7.500	(b)	04/01/25	558,540
500,000	6.875		03/01/26	467,958
FMG Resources August Pty. Ltd.
1,488,000	5.875		04/15/30	1,320,734
Freeport Indonesia PT
798,000	5.315		04/14/32	665,332
Freeport-McMoRan, Inc.
220,000	4.625		08/01/30	194,744
272,000	5.400		11/14/34	243,040
1,150,000	5.450		03/15/43	952,039
Hudbay Minerals, Inc.
7,000	4.500		04/01/26	6,151
Mountain Province Diamonds, Inc.
3,210,000	8.000	(b)	12/15/22	3,159,988
Northwest Acquisitions ULC/Dominion Finco, Inc.
1,260,000	7.125	(b)(g)	11/01/22	13

				7,929,474

Miscellaneous Manufacturing(a) – 0.1%
LSB Industries, Inc.
745,000	6.250		10/15/28	678,293

Oil Field Services – 4.3%
Antero Resources Corp.
127,000	7.625	(a)	02/01/29	129,522
Apache Corp.
705,000	5.100	(a)	09/01/40	570,796
Archrock Partners LP/Archrock Partners Finance Corp.
620,000	6.250	(a)	04/01/28	576,557
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
605,000	5.875	(a)	06/30/29	533,392
Chesapeake Energy Corp.(h)
195,000	7.000		10/01/24	4,388
935,000	7.500		10/01/26	25,713
Citgo Holding, Inc.
395,000	9.250	(a)	08/01/24	395,549
CITGO Petroleum Corp.(a)
1,771,000	7.000	(b)	06/15/25	1,745,657
150,000	6.375		06/15/26	147,651
Colgate Energy Partners III LLC(a)
464,000	7.750		02/15/26	462,432
853,000	5.875		07/01/29	796,037
Earthstone Energy Holdings LLC
1,144,000	8.000	(a)	04/15/27	1,082,075
Ecopetrol SA
776,000	5.875	(a)	11/02/51	456,676
EQT Corp.
222,000	7.000	(a)	02/01/30	227,752
Guara Norte S.a.r.l.
664,666	5.198	(b)	06/15/34	518,440
KazMunayGas National Co. JSC
1,123,000	3.500	(a)	04/14/33	762,447

48                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Kosmos Energy Ltd.(a)
	$671,000	7.125%		04/04/26	$558,608
	1,142,000	7.750		05/01/27	907,890
Matador Resources Co.
	1,263,000	5.875	(a)	09/15/26	1,240,897
MEG Energy Corp.
	1,321,000	7.125	(a)(b)	02/01/27	1,344,302
Moss Creek Resources Holdings, Inc.
	459,000	7.500	(a)	01/15/26	422,197
Northern Oil & Gas, Inc.
	510,000	8.125	(a)(b)	03/01/28	484,036
NuVista Energy Ltd.
CAD	1,825,000	7.875	(a)	07/23/26	1,354,667
Occidental Petroleum Corp.
	$917,000	8.500	(a)	07/15/27	1,004,115
	462,000	7.500		05/01/31	496,632
	965,000	4.625	(a)	06/15/45	798,402
PBF Holding Co. LLC/PBF Finance Corp.
	305,000	7.250	(a)	06/15/25	301,755
Penn Virginia Holdings LLC
	1,304,000	9.250	(a)	08/15/26	1,286,826
Petroleos de Venezuela SA
	700,000	6.000	(g)	11/15/26	13,300
Petroleos del Peru SA
	1,192,000	5.625		06/19/47	759,900
Petroleos Mexicanos
	1,076,000	6.500		03/13/27	937,734
	1,840,826	8.750		06/02/29	1,650,991
	1,323,000	6.840	(a)	01/23/30	1,049,311
	1,994,000	5.950	(a)	01/28/31	1,432,689
	4,338,000	6.700	(a)	02/16/32	3,259,207
	623,000	6.375		01/23/45	363,832
	2,062,000	6.750		09/21/47	1,240,293
Petronas Capital Ltd.(a)
	1,364,000	3.500		04/21/30	1,210,135
	1,287,000	2.480		01/28/32	1,022,322
	1,258,000	4.550		04/21/50	1,023,030
Qatar Energy
	1,855,000	2.250	(a)	07/12/31	1,488,637
Rockcliff Energy II LLC
	339,000	5.500	(a)	10/15/29	302,588
SA Global Sukuk Ltd.
	567,000	1.602	(a)	06/17/26	496,976
Saudi Arabian Oil Co.
	1,193,000	1.625	(a)	11/24/25	1,065,945
Shelf Drilling Holdings Ltd.
	2,060,000	8.250	(a)(b)	02/15/25	1,730,400
Strathcona Resources Ltd.
	1,670,000	6.875	(a)	08/01/26	1,413,622
Tengizchevroil Finance Co. International Ltd.
	352,000	2.625	(a)	08/15/25	272,360
Transocean Pontus Ltd.
	889,280	6.125	(a)(b)	08/01/25	853,318
Transocean, Inc.
	1,160,000	11.500	(a)(b)	01/30/27	1,165,301

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
	$480,000	7.500%		04/15/31	$313,862
Wintershall Dea Finance 2 BV Series NC8 (-1X 5 year EUR Swap + 3.319%)
EUR	1,100,000	3.000	(a)(d)	12/31/99	804,403

					42,505,567

Packaging(a) – 0.5%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
	350,000	2.000		09/01/28	266,323
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	$177,000	5.250		04/30/25	167,279
	116,000	4.125	(b)	08/15/26	99,789
	670,000	5.250	(b)	08/15/27	479,961
Berry Global, Inc.
EUR	625,000	1.000		01/15/25	567,262
Canpack SA / Canpack US LLC
	400,000	2.375		11/01/27	319,853
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC
	$1,637,000	6.000	(b)	09/15/28	1,221,660
Mauser Packaging Solutions Holding Co.
EUR	150,000	4.750		04/15/24	138,851
	$511,000	7.250		04/15/25	459,895
OI European Group BV
	50,000	4.750		02/15/30	42,466
Owens-Brockway Glass Container, Inc.
	386,000	6.625		05/13/27	369,128
Trident TPI Holdings, Inc.
	357,000	9.250		08/01/24	333,777

					4,466,244

Pharmaceuticals(a) – 0.8%
AdaptHealth LLC
	530,000	4.625	(b)	08/01/29	451,422
Almirall SA
EUR	300,000	2.125		09/30/26	259,416
Bausch Health Cos., Inc.(b)
	$1,355,000	6.250		02/15/29	528,464
	1,500,000	5.250		01/30/30	581,925
Bristol-Myers Squibb Co.
	705,000	2.550		11/13/50	422,817
Cheplapharm Arzneimittel GmbH
	1,401,000	5.500	(b)	01/15/28	1,161,429
Embecta Corp.
	690,000	5.000		02/15/30	592,275
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(b)(g)
	1,183,000	9.500		07/31/27	134,460
	946,000	6.000		06/30/28	45,749
Gruenenthal GmbH
EUR	620,000	4.125		05/15/28	508,351
Lannett Co., Inc.
	$2,355,000	7.750	(b)	04/15/26	650,263
Nidda BondCo GmbH
EUR	450,000	5.000		09/30/25	359,336

The accompanying notes are an integral part of these financial statements.                49

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals(a) – (continued)
Organon & Co./Organon Foreign Debt Co.-Issuer BV
	$645,000	5.125%		04/30/31	$547,650
Owens & Minor, Inc.
	575,000	6.625		04/01/30	480,027
Par Pharmaceutical, Inc.
	344,000	7.500	(b)(g)	04/01/27	255,220
Teva Pharmaceutical Finance Netherlands II BV
EUR	810,000	4.375		05/09/30	644,484

					7,623,288

Pipelines – 2.2%
Blue Racer Midstream LLC/Blue Racer Finance Corp.
	$519,000	7.625	(a)	12/15/25	513,696
Cheniere Energy Partners LP
	551,000	4.500	(a)	10/01/29	486,483
CQP Holdco LP/BIP-V Chinook Holdco LLC
	1,010,000	5.500	(a)	06/15/31	896,496
DCP Midstream Operating LP
	350,000	8.125		08/16/30	374,773
EIG Pearl Holdings S.a.r.l
	672,000	3.545		08/31/36	515,760
	841,000	4.387		11/30/46	569,778
EnLink Midstream LLC
	347,000	5.375	(a)	06/01/29	320,243
EQM Midstream Partners LP(a)
	1,504,000	7.500		06/01/27	1,487,817
	729,000	7.500		06/01/30	709,426
	539,000	6.500		07/15/48	415,219
Galaxy Pipeline Assets Bidco Ltd.
	1,621,854	2.160		03/31/34	1,319,783
	2,576,769	2.940		09/30/40	1,924,202
Genesis Energy LP/Genesis Energy Finance Corp.(a)
	460,000	8.000		01/15/27	446,591
	1,500,000	7.750		02/01/28	1,430,085
Global Partners LP/GLP Finance Corp.
	1,202,000	7.000	(a)	08/01/27	1,152,802
Howard Midstream Energy Partners LLC
	760,000	6.750	(a)	01/15/27	689,616
ITT Holdings LLC
	2,251,000	6.500	(a)	08/01/29	1,811,942
KazTransGas JSC
	590,000	4.375		09/26/27	481,470
New Fortress Energy, Inc.
	587,000	6.500	(a)	09/30/26	569,513
NGL Energy Operating LLC/NGL Energy Finance Corp.
	205,000	7.500	(a)(b)	02/01/26	185,599
NGL Energy Partners LP/NGL Energy Finance Corp.(a)
	561,000	7.500		11/01/23	547,121
	1,624,000	6.125		03/01/25	1,266,850
	725,000	7.500		04/15/26	529,352
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
	278,000	8.500	(a)	10/15/26	266,950
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)(b)
	1,180,000	6.000		03/01/27	1,120,504

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
$1,262,000	6.000%		12/31/30	$1,144,785
Western Midstream Operating LP
579,000	5.500	(a)	02/01/50	454,793

				21,631,649

Real Estate(b) – 0.1%
WeWork Cos., Inc.
1,965,000	7.875		05/01/25	1,073,558

Real Estate Investment Trust – 1.0%
American Tower Corp.(a)
90,000	3.700		10/15/49	58,982
345,000	3.100		06/15/50	203,850
265,000	2.950		01/15/51	150,949
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
646,000	4.500	(a)	04/01/27	551,025
Crown Castle, Inc.(a)
795,000	2.900		04/01/41	504,809
135,000	3.250		01/15/51	82,808
Diversified Healthcare Trust(a)
200,000	9.750		06/15/25	188,924
680,000	4.375		03/01/31	452,832
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
721,000	3.750	(a)	12/15/27	582,020
GLP Capital LP/GLP Financing II, Inc.
520,000	5.300	(a)	01/15/29	470,683
HAT Holdings I LLC/HAT Holdings II LLC
251,000	6.000	(a)	04/15/25	239,291
251,000	3.375	(a)	06/15/26	204,671
15,000	3.750		09/15/30	10,383
Host Hotels & Resorts LP
979,000	3.375	(a)	12/15/29	785,726
Iron Mountain, Inc.(a)
465,000	5.250		03/15/28	427,893
136,000	4.875	(b)	09/15/29	117,205
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
616,000	4.250	(a)	02/01/27	520,699
Rithm Capital Corp.
680,000	6.250	(a)(b)	10/15/25	596,591
Service Properties Trust(a)
490,000	4.950		02/15/27	397,135
345,000	5.500		12/15/27	297,200
125,000	4.950		10/01/29	91,319
770,000	4.375		02/15/30	548,941
VICI Properties LP/VICI Note Co., Inc.(a)
949,000	3.500		02/15/25	883,272
1,254,000	4.625		06/15/25	1,179,901
593,000	3.750		02/15/27	520,387

				10,067,496

50                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing – 1.5%
1011778 BC ULC/New Red Finance, Inc.
	$580,000	4.375	%(a)	01/15/28	$509,866
Asbury Automotive Group, Inc.(a)
	580,000	4.500		03/01/28	503,231
	695,000	4.625		11/15/29	571,512
Bath & Body Works, Inc.
	176,000	9.375		07/01/25	183,376
	100,000	5.250		02/01/28	88,418
	275,000	6.875		11/01/35	233,846
	575,000	6.750		07/01/36	474,571
BCPE Ulysses Intermediate, Inc.(c)
	905,667	7.750	(a)(b)	04/01/27	599,488
Carvana Co.(a)
	90,000	5.625		10/01/25	58,950
	10,000	10.250		05/01/30	5,998
Doman Building Materials Group Ltd.
CAD	2,340,000	5.250	(a)	05/15/26	1,466,418
eG Global Finance PLC(a)
EUR	450,000	3.625		02/07/24	400,041
	$301,000	6.750		02/07/25	272,899
Ferrellgas LP/Ferrellgas Finance Corp.
	1,860,000	5.375	(a)(b)	04/01/26	1,688,024
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
	245,000	4.750	(a)(b)	06/01/27	234,365
LBM Acquisition LLC
	1,274,000	6.250	(a)(b)	01/15/29	890,004
LCM Investments Holdings II LLC
	663,000	4.875	(a)	05/01/29	561,157
Lithia Motors, Inc.
	385,000	3.875	(a)	06/01/29	311,769
Mobilux Finance SAS
EUR	400,000	4.250	(a)	07/15/28	276,781
Neiman Marcus Group Ltd. LLC
	$605,000	8.000	(h)(i)	10/15/21	171,048
Rite Aid Corp.
	896,000	8.000	(a)(b)	11/15/26	581,997
	47,000	7.700		02/15/27	25,223
Shiba Bidco SpA
EUR	450,000	4.500	(a)	10/31/28	345,946
Specialty Building Products Holdings LLC/SBP Finance Corp.
	$1,580,000	6.375	(a)	09/30/26	1,279,753
SRS Distribution, Inc.(a)
	231,000	4.625		07/01/28	203,229
	36,000	6.125		07/01/29	29,573
Stonegate Pub Co. Financing 2019 PLC
GBP	778,000	8.250	(a)	07/31/25	807,450
The Gap, Inc.
	$1,142,000	3.625	(a)	10/01/29	802,312
White Cap Parent LLC(c)
	810,000	8.250	(a)(b)	03/15/26	697,548
Yum! Brands, Inc.
	615,000	6.875		11/15/37	608,782
					14,883,575

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Semiconductors(a) – 0.1%
Entegris, Inc.
	$100,000	3.625%		05/01/29	$81,757
Intel Corp.
	445,000	3.100		02/15/60	252,680
	465,000	3.200		08/12/61	268,914
Synaptics, Inc.
	672,000	4.000		06/15/29	556,947

					1,160,298

Software(a) – 0.3%
Castle U.S. Holding Corp.
	750,000	9.500	(b)	02/15/28	340,080
Elastic NV
	460,000	4.125		07/15/29	384,385
Open Text Holdings, Inc.
	375,000	4.125		02/15/30	298,553
PTC, Inc.
	351,000	4.000		02/15/28	320,186
SS&C Technologies, Inc.
	965,000	5.500		09/30/27	896,842
Veritas US, Inc./Veritas Bermuda Ltd.
	1,290,000	7.500	(b)	09/01/25	1,084,696

					3,324,742

Telecommunication Services – 2.1%
Altice France Holding SA(a)
EUR	614,000	8.000		05/15/27	441,849
	$1,172,000	10.500	(b)	05/15/27	912,578
Altice France SA
	850,000	5.500	(a)	10/15/29	647,921
America Movil SAB de CV
	1,675,000	5.375	(a)	04/04/32	1,414,642
Avaya, Inc.
	1,812,000	6.125	(a)	09/15/28	766,621
Ciena Corp.
	520,000	4.000	(a)	01/31/30	436,925
CommScope, Inc.(a)
	2,408,000	8.250	(b)	03/01/27	2,142,518
	965,000	7.125		07/01/28	818,310
DKT Finance ApS
EUR	500,000	7.000	(a)	06/17/23	480,655
Frontier Communications Holdings LLC(a)
	$130,000	5.875		11/01/29	102,185
	410,000	8.750		05/15/30	418,598
Iliad Holding SASU(a)
	2,458,000	6.500		10/15/26	2,278,320
EUR	450,000	5.625		10/15/28	400,059
	$1,545,000	7.000		10/15/28	1,397,514
Level 3 Financing, Inc.(a)
	149,000	4.625		09/15/27	129,643
	200,000	4.250		07/01/28	164,826
	96,000	3.625		01/15/29	73,251
Lumen Technologies, Inc.(a)
	270,000	4.000		02/15/27	229,811
	1,555,000	4.500		01/15/29	1,098,359

The accompanying notes are an integral part of these financial statements.                51

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
Maxar Technologies, Inc.
	$1,350,000	7.750	%(a)	06/15/27	$1,329,129
SoftBank Group Corp.
EUR	1,144,000	3.375	(a)	07/06/29	827,704
Telecom Italia Capital SA
	$376,000	6.000		09/30/34	274,059
Telecom Italia SpA
	245,000	5.303	(b)	05/30/24	230,724
EUR	179,000	3.625		05/25/26	157,617
	401,000	2.375	(a)	10/12/27	320,629
Telesat Canada/Telesat LLC(a)
	$299,000	5.625		12/06/26	141,989
	188,000	6.500	(b)	10/15/27	65,684
Total Play Telecomunicaciones SA de CV(a)
	846,000	7.500	(b)	11/12/25	709,633
	1,102,000	6.375		09/20/28	759,898
Verizon Communications, Inc.(a)
	580,000	2.987		10/30/56	333,691
	95,000	3.000		11/20/60	53,118
Vmed O2 U.K. Financing I PLC
	870,000	4.250	(a)	01/31/31	700,367
Windstream Escrow LLC/Windstream Escrow Finance Corp.
	570,000	7.750	(a)(b)	08/15/28	493,409

					20,752,236

Transportation(a) – 0.1%
Cargo Aircraft Management, Inc.
	238,000	4.750		02/01/28	212,541
Western Global Airlines LLC
	610,000	10.375	(b)	08/15/25	513,413

					725,954

Trucking & Leasing(a)(b) – 0.1%
Fortress Transportation & Infrastructure Investors LLC
	1,650,000	5.500		05/01/28	1,408,423

Water Utilities(a) – 0.1%
Aegea Finance S.a.r.l.
	1,406,000	6.750		05/20/29	1,284,381

TOTAL CORPORATE OBLIGATIONS (Cost $426,359,113)					$356,670,114

Sovereign Debt Obligations – 33.6%
Brazil Real – 2.7%
Brazil Letras do Tesouro Nacional Series LTN
BRL	7,819,000	0.000	%(f)	01/01/23	$1,481,294
Brazil Notas do Tesouro Nacional
	9,745,000	10.000		01/01/31	1,717,167
	23,487,000	10.000		01/01/29	4,218,308
	67,294,000	10.000		01/01/25	12,597,416
	38,411,000	10.000		01/01/27	7,061,432

					27,075,617

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

Chilean Peso – 0.5%
Bonos de la Tesoreria de la Republica en pesos
CLP	2,555,000,000	4.700%	09/01/30	$2,405,110
	845,000,000	4.500	03/01/26	831,611
Bonos de la Tesoreria de la Republica en Pesos
	240,000,000	2.500	03/01/25	228,566
	560,000,000	5.000	10/01/28	544,009
	550,000,000	5.000	03/01/35	515,336
	69,200,700	2.000	03/01/35	68,551

				4,593,183

Chinese Yuan Renminbi – 2.2%
Agricultural Development Bank of China
CNY	29,390,000	2.250	04/22/25	3,996,659
China Government Bond
	17,170,000	2.850	06/04/27	2,380,593
	33,810,000	3.280	12/03/27	4,794,739
	17,380,000	2.750	06/15/29	2,380,273
	55,990,000	3.270	11/19/30	7,970,879

				21,523,143

Colombia Peso – 0.8%
Republic of Colombia
COP	7,384,300,000	5.750	11/03/27	1,083,987
	17,093,200,000	7.000	06/30/32	2,219,027
	12,205,100,000	7.500	08/26/26	2,049,209
	8,545,200,000	6.000	04/28/28	1,229,384
	11,315,500,000	7.750	09/18/30	1,640,556

				8,222,163

Czech Republic Koruna – 0.7%
Czech Republic Government Bond
CZK	21,020,000	1.250	02/14/25	759,234
	20,360,000	2.400	09/17/25	743,262
	38,250,000	1.000	06/26/26	1,293,084
	34,680,000	0.950	05/15/30	977,671
	54,550,000	1.750	06/23/32	1,546,365
	53,840,000	2.000	10/13/33	1,511,033
	17,320,000	3.500	05/30/35	559,134

				7,389,783

Hungarian Forint – 0.6%
Hungary Government Bond
HUF	310,030,000	2.750	12/22/26	528,657
	94,750,000	3.000	10/27/38	109,341
	188,730,000	1.000	11/26/25	331,529
	1,798,730,000	3.000	06/26/24	3,701,485
	263,510,000	3.000	10/27/27	437,227
	733,960,000	3.250	10/22/31	1,074,640

				6,182,879

Indonesia Rupiah – 2.5%
Indonesia Treasury Bond
IDR	34,771,000,000	8.375	09/15/26	2,309,521
	54,822,000,000	7.000	09/15/30	3,400,563
	69,591,000,000	6.500	02/15/31	4,167,206

52                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)

Indonesia Rupiah – (continued)
IDR	51,781,000,000	6.375%	04/15/32	$3,054,241
	46,252,000,000	7.500	08/15/32	2,920,867
	6,810,000,000	7.500	06/15/35	430,059
	36,031,000,000	6.125	05/15/28	2,171,447
	58,128,000,000	9.000	03/15/29	4,002,531
	25,445,000,000	8.375	03/15/34	1,706,393

				24,162,828

Malaysia Ringgit – 2.1%
Malaysia Government Bond
MYR	17,838,000	3.885	08/15/29	3,641,736
	2,403,000	2.632	04/15/31	440,174
	17,855,000	3.582	07/15/32	3,535,464
	5,422,000	4.762	04/07/37	1,157,393
	5,250,000	3.757	05/22/40	957,359
	2,042,000	4.181	07/15/24	436,188
	10,329,000	3.955	09/15/25	2,185,912
	7,350,000	3.900	11/30/26	1,541,370
	11,300,000	3.899	11/16/27	2,355,218
	13,815,000	3.733	06/15/28	2,828,130
Malaysia Government Investment Issue
	6,994,000	3.465	10/15/30	1,376,907

				20,455,851

Mexican Peso – 2.6%
Mexican Bonos
MXN	46,949,700	5.000	03/06/25	2,112,713
United Mexican States
	23,443,300	10.000	12/05/24	1,177,312
	86,361,000	5.750	03/05/26	3,843,245
	115,186,300	7.500	06/03/27	5,316,793
	108,255,400	8.500	05/31/29	5,111,274
	88,564,700	7.750	05/29/31	3,929,436
	20,609,500	10.000	11/20/36	1,043,615
	80,842,700	8.500	11/18/38	3,586,826

				26,121,214

Peru Nuevo Sol – 0.6%
Republic of Peru
PEN	4,561,000	6.350	08/12/28	1,064,855
	1,730,000	5.940	02/12/29	389,567
	4,216,000	6.950	08/12/31	973,971
	8,108,000	6.150	08/12/32	1,735,088
	3,900,000	6.900	08/12/37	842,206
	3,168,000	5.350	08/12/40	565,486

				5,571,173

Polish Zloty – 1.0%
Republic of Poland
PLN	9,674,000	0.750	04/25/25	1,683,087
	6,449,000	2.750	10/25/29	961,508
	18,803,000	2.500	07/25/26	3,183,249
	4,456,000	2.500	07/25/27	720,524
	8,246,000	1.250	10/25/30	1,033,958

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

Polish Zloty – (continued)
Republic of Poland Government Bond
PLN	11,725,000	2.250%		10/25/24	$2,183,324

					9,765,650

Romania New Leu – 0.7%
Republic of Romania
RON	3,840,000	5.850		04/26/23	763,278
	6,510,000	4.250		06/28/23	1,275,201
	5,945,000	3.250		04/29/24	1,108,862
	3,295,000	4.750		02/24/25	604,518
	10,995,000	3.250		06/24/26	1,819,124
	4,955,000	4.150		01/26/28	794,197
Romania Government Bond
	6,030,000	6.700		02/25/32	1,029,046

					7,394,226

South African Rand – 2.2%
Republic of South Africa
ZAR	26,000,000	10.500		12/21/26	1,483,098
	89,802,346	8.000		01/31/30	4,198,497
	89,011,285	7.000		02/28/31	3,756,865
	43,024,980	8.250		03/31/32	1,928,420
	86,732,260	8.875		02/28/35	3,851,937
	97,113,856	6.250		03/31/36	3,350,330
	70,856,471	8.500		01/31/37	2,969,749

					21,538,896

Thailand Baht – 2.0%
Thailand Government Bond
THB	186,435,000	1.000		06/17/27	4,534,637
	195,859,000	2.875		12/17/28	5,110,015
	87,913,000	1.600		12/17/29	2,100,964
	144,728,000	2.000		12/17/31	3,458,049
	39,964,000	1.585		12/17/35	820,759
	56,162,000	3.300		06/17/38	1,369,374
	76,169,000	2.125		12/17/26	1,961,187

					19,354,985

United States Dollar – 12.4%
Abu Dhabi Government International Bond
	$1,032,000	1.700		03/02/31	810,313
	1,357,000	2.500		04/16/25	1,288,980
	808,000	1.625		06/02/28	682,659
	454,000	3.000		09/15/51	291,638
Bahrain Government International Bonds
	766,000	4.250		01/25/28	667,521
China Government Bond
	1,210,000	1.875		12/03/22	1,207,338
	1,387,000	3.250		10/19/23	1,369,760
	1,618,000	0.400		10/21/23	1,554,671
	1,242,000	0.550		10/21/25	1,102,884
Dominican Republic International Bond
	1,837,000	4.500		01/30/30	1,466,500
	1,955,000	6.000	(a)	02/22/33	1,629,126
	1,566,000	5.300		01/21/41	1,073,982

The accompanying notes are an integral part of these financial statements.                53

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Ethiopia International Bond
$200,000	6.625%		12/11/24	$100,538
Export-Import Bank of India
380,000	3.250		01/15/30	309,153
1,032,000	2.250		01/13/31	754,041
Georgia Government International Bond
329,000	2.750		04/22/26	275,538
Hazine Mustesarligi Varlik Kiralama AS
2,031,000	7.250		02/24/27	1,873,344
Honduras Government International Bond
409,000	5.625	(a)	06/24/30	277,941
Hungary Government Bond
1,573,000	2.125		09/22/31	1,120,074
2,651,000	3.125		09/21/51	1,444,464
Indonesia Government International Bond
252,000	3.550	(a)	03/31/32	215,488
Jordan Government International Bond
848,000	7.750		01/15/28	822,560
458,000	5.850		07/07/30	378,995
Jordan Government International Bonds
591,000	7.375		10/10/47	441,034
Kingdom of Bahrain
4,022,000	5.450		09/16/32	3,240,686
KSA Sukuk Ltd.
1,739,000	2.250		05/17/31	1,404,242
Kuwait International Government Bond
624,000	3.500		03/20/27	594,867
Malaysia Wakala Sukuk Bhd
1,304,000	2.070		04/28/31	1,072,377
Mongolia Government International Bond
943,000	3.500		07/07/27	641,240
Morocco Government International Bond
682,000	4.000		12/15/50	401,655
Nigeria Government International Bond
200,000	8.375		03/24/29	144,500
1,830,000	8.375		03/24/29	1,322,175
Oman Government International Bond
1,105,000	7.000		01/25/51	942,012
Republic of Angola
460,000	9.500		11/12/25	447,350
993,000	8.000		11/26/29	806,812
603,000	8.750		04/14/32	482,400
Republic of Angolan
935,000	8.750		04/14/32	748,000
Republic of Argentina (a)(j)
1,862,000	1.500		07/09/35	368,676
5,388,502	3.500		07/09/41	1,279,769
Republic of Armenia International Bond
431,000	3.600		02/02/31	293,296
Republic of Azerbaijan
417,000	5.125		09/01/29	378,427
835,000	5.125		09/01/29	757,762
204,000	3.500		09/01/32	163,111
Republic of Belarus
1,204,000	5.875		02/24/26	234,780

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Republic of Brazil
$2,730,000	3.750%		09/12/31	$2,244,060
2,268,000	2.875		06/06/25	2,128,518
1,491,000	4.750	(a)	01/14/50	996,454
Republic of Chile (a)
867,000	2.750		01/31/27	778,132
5,042,000	2.550		07/27/33	3,748,727
453,000	3.100		05/07/41	298,527
Republic of Colombia (a)
486,000	3.875		04/25/27	404,686
340,000	4.500		03/15/29	274,295
3,209,000	3.250		04/22/32	2,129,171
2,625,000	4.125		02/22/42	1,460,812
Republic of Costa Rica
656,000	6.125		02/19/31	607,948
962,000	7.000		04/04/44	813,672
Republic of Ecuador (j)
449,575	5.500		07/31/30	238,219
4,792,227	2.500		07/31/35	1,741,076
253,071	1.500		07/31/40	82,058
Republic of Egypt
1,489,000	7.300		09/30/33	925,041
3,181,000	7.625		05/29/32	2,016,555
971,000	7.903		02/21/48	542,546
Republic of El Salvador
1,287,000	9.500	(a)	07/15/52	482,625
Republic of Gabon
635,000	7.000	(a)	11/24/31	442,635
Republic of Ghana
223,000	10.750		10/14/30	143,835
959,000	7.625		05/16/29	263,725
2,007,000	8.625		04/07/34	564,469
995,000	7.875		02/11/35	275,988
Republic of Guatemala (a)
673,000	4.650		10/07/41	493,099
1,066,000	5.250		08/10/29	976,589
1,102,000	4.900		06/01/30	997,172
Republic of Indonesia
299,000	4.150	(a)	09/20/27	282,214
842,000	3.500		01/11/28	768,220
2,818,000	2.850		02/14/30	2,386,141
2,380,000	2.150	(a)	07/28/31	1,853,687
586,000	4.625		04/15/43	489,374
923,000	3.050		03/12/51	586,207
Republic of Kazakhstan
2,058,000	4.875		10/14/44	1,563,823
Republic of Kenya
1,504,000	7.000		05/22/27	1,191,920
443,000	6.300		01/23/34	279,090
Republic of Lebanon (g)
464,000	7.000		03/20/28	26,477
1,259,000	6.650		11/03/28	71,448
4,703,000	6.100		10/04/22	286,001
Republic of Morocco
681,000	3.000		12/15/32	489,384

54                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Republic of Mozambique
$269,000	5.000	%(j)	09/15/31	$180,112
Republic of Nigeria
2,169,000	7.375		09/28/33	1,306,822
Republic of Oman
2,573,000	6.750		10/28/27	2,576,699
1,328,000	6.250		01/25/31	1,264,920
Republic of Pakistan
2,070,000	7.375		04/08/31	626,403
562,000	8.875		04/08/51	168,662
Republic of Panama(a)
914,000	3.750		03/16/25	871,899
2,197,000	2.252		09/29/32	1,523,208
278,000	3.298		01/19/33	212,114
1,426,000	3.870		07/23/60	818,524
1,293,000	4.500		01/19/63	822,348
Republic of Paraguay
798,000	2.739		01/29/33	590,670
Republic of Peru(a)
2,915,000	2.783		01/23/31	2,297,020
1,729,000	3.230	(g)(k)	07/28/21	909,670
Republic of Peruvian
493,000	3.550	(a)	03/10/51	321,929
Republic of Philippines
650,000	5.170		10/13/27	646,821
1,697,000	1.648		06/10/31	1,262,330
4,274,000	1.950		01/06/32	3,227,340
820,000	3.200		07/06/46	536,165
Republic of Qatar
2,685,000	3.750		04/16/30	2,496,969
2,204,000	4.400		04/16/50	1,851,316
Republic of Romania
364,000	3.000		02/27/27	311,516
984,000	3.625		03/27/32	721,579
1,468,000	4.000		02/14/51	854,009
Republic of Senegal
592,000	6.750		03/13/48	374,921
Republic of Serbia
400,000	2.125		12/01/30	275,325
Republic of South Africa
1,878,000	5.875		04/20/32	1,603,342
2,452,000	5.750		09/30/49	1,624,450
Republic of Sri Lanka
539,000	5.750	(g)	04/18/23	120,029
565,000	6.350		06/28/24	126,878
2,236,000	6.750	(g)	04/18/28	491,640
Republic of Turkey
2,070,000	5.950		01/15/31	1,580,962
2,334,000	4.875		04/16/43	1,365,390
782,000	5.750		05/11/47	480,930
Republic of Uruguay
719,865	4.375	(a)	01/23/31	685,132
3,313,433	5.750		10/28/34	3,363,134
983,562	4.975		04/20/55	854,961

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
Republic of Uzbekistan
$200,000	3.700%		11/25/30	$143,663
420,000	3.900		10/19/31	298,410
Republic of Venezuela (g)
203,000	9.000		05/07/23	14,718
175,000	8.250		10/13/24	12,688
165,000	9.250		09/15/27	11,963
145,000	9.250		05/07/28	10,513
152,000	9.375		01/13/34	11,020
110,000	7.750		10/13/19	7,975
85,000	6.000		12/09/20	6,163
140,000	12.750		08/23/22	10,150
199,000	7.650		04/21/25	14,428
205,000	11.750		10/21/26	14,863
205,000	11.950		08/05/31	14,863
190,000	7.000		03/31/38	13,775
Republic of Zambia
884,000	5.375	(g)	09/20/22	294,648
Romanian Government International Bond
100,000	3.000		02/27/27	85,581
634,000	5.250		11/25/27	579,436
Russian Federation Bond
2,400,000	4.375	(g)	03/21/29	1,032,000
Saudi Government International Bond
974,000	3.250		10/22/30	851,929
1,500,000	3.250		11/17/51	964,155
300,000	3.250		11/17/51	192,831
418,000	3.450		02/02/61	267,215
State Agency of Roads of Ukraine (e)
901,000	6.250		06/24/30	116,736
State of Israel
200,000	3.800		05/13/60	142,600
918,000	4.500	(l)	04/03/20	692,115
Tunisian Republic
400,000	5.750		01/30/25	249,950
Turkiye Ihracat Kredi Bankasi AS
629,000	5.750		07/06/26	525,923
Ukraine Government Bond
494,000	9.750		11/01/28	90,556
5,339,000	6.876		05/21/31	773,488
245,000	7.375		09/25/34	36,719
250,000	7.253		03/15/35	37,313
390,000	7.750		09/01/24	96,233
United Mexican States
2,402,000	2.659	(a)	05/24/31	1,860,349
Uzbekneftegaz JSC
222,000	4.750	(a)	11/16/28	164,280

				122,212,687

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $397,531,668)				$331,564,278

The accompanying notes are an integral part of these financial statements.                55

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(d) – 23.9%

Advertising(m) – 0.2%
Clear Channel Outdoor Holdings, Inc. (3M USD LIBOR + 3.500%)
$2,146,373	4.739%		08/21/26	$1,960,755
Dotdash Meredith, Inc. (1M USD SOFR + 4.000%)
64,673	7.120	(i)	12/01/28	57,397

				2,018,152

Aerospace & Defense(m) – 0.2%
Dynasty Acquisition Co., Inc.
(1M USD LIBOR + 3.500%)
645,360	7.254		11/30/22	604,302
(1M USD LIBOR + 3.500%)
346,968	7.254		11/30/22	324,894
TransDigm, Inc.
(3M USD LIBOR + 2.250%)
240,635	5.924		08/22/24	236,479
(3M USD LIBOR + 2.250%)
14,961	5.924		12/09/25	14,596
WP CPP Holdings LLC (1M USD LIBOR + 3.750%)
496,297	7.510		11/30/22	421,853

				1,602,124

Airlines(m) – 1.0%
Air Canada (3M USD LIBOR + 3.500%)
997,500	6.421		08/11/28	972,562
American Airlines, Inc.
(3M USD LIBOR + 4.750%)
2,098,000	8.993		04/20/28	2,074,775
(1M USD LIBOR + 2.000%)
99,532	5.412		12/15/23	98,979
Kestrel Bidco, Inc. (6M USD LIBOR + 3.000%)
2,042,522	4.000		12/11/26	1,773,706
Mileage Plus Holdings LLC (3M USD LIBOR + 5.250%)
988,000	8.777		06/21/27	1,007,345
SkyMiles IP Ltd. (3M USD LIBOR + 3.750%)
1,125,000	7.993		10/20/27	1,134,146
United Airlines, Inc.
(3M USD LIBOR + 3.750%)
371,227	8.108		01/25/23	361,638
(3M USD LIBOR + 3.750%)
1,973,712	8.108		01/25/23	1,922,731

				9,345,882

Apparel(m) – 0.2%
Birkenstock GmbH & Co. KG (6M USD LIBOR + 3.250%)
1,111,247	5.098		04/28/28	1,053,184
Boardriders, Inc. (3M USD LIBOR + 8.000%)
523,986	9.371		11/09/22	468,968

				1,522,152

Beverages(m) – 0.1%
Triton Water Holdings, Inc (3M USD LIBOR + 3.500%)
650,259	7.174		03/31/28	576,377

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(d) – (continued)
Building Materials(m) – 0.1%
Flynn Canada (1M USD LIBOR + 4.250%)
$248,418	8.313	%(i)	07/31/28	$209,913
Ingersoll-Rand Services Co. (1M USD SOFR + 1.750%)
93,816	5.579		03/01/27	91,588
Solis IV BV (3M USD SOFR + 3.500%)
798,000	6.340		11/25/22	660,177
Wilsonart LLC (3M USD LIBOR + 3.250%)
267,856	6.930		12/30/22	247,864

				1,209,542

Chemicals(m) – 0.3%
H.B. Fuller Co. (1M USD LIBOR + 2.000%)
251,028	5.489		10/20/24	250,849
Lonza Group AG (3M USD LIBOR + 4.000%)
744,389	7.674		12/30/22	653,998
Messer Industries GmbH (3M USD LIBOR + 2.500%)
229,461	6.174		03/02/26	225,216
PMHC II, Inc. (3M USD SOFR + 4.250%)
625,000	8.494		01/31/23	483,988
Trinseo Materials Operating SCA (1M USD LIBOR + 2.000%)
208,752	5.754		09/06/24	194,010
Vantage Specialty Chemicals, Inc. (3M USD LIBOR + 3.500%)
695,243	7.174		12/30/22	663,088

				2,471,149

Commercial Services(m) – 1.1%
Allied Universal Holdco LLC (1M USD LIBOR + 3.750%)
743,111	7.504		11/30/22	672,983
Avis Budget Car Rental LLC
(1M USD LIBOR + 1.750%)
454,152	5.510		08/06/27	437,335
(1M USD SOFR + 3.500%)
59,850	7.329		03/16/29	59,052
CHG Healthcare Services Inc. (3M USD LIBOR + 3.250%)
366,892	7.004		09/29/28	355,493
CoreLogic, Inc.
(1M USD LIBOR + 6.500%)
500,000	10.313		11/30/22	323,335
(1M USD LIBOR + 3.500%)
496,241	7.313		11/30/22	364,598
Fly Funding II S.a.r.l. (3M USD LIBOR + 1.750%)
824,549	4.620		08/11/25	681,028
Mavis Tire Express Services Corp. (1M USD SOFR + 4.000%)
1,367,454	7.750		11/25/22	1,285,927
Prime Security Services Borrower LLC (12M USD LIBOR + 2.750%)
1,968,739	3.500		09/23/26	1,938,932
Sabert Corp. (1M USD LIBOR + 4.500%)
199,096	8.313		12/10/26	194,616
Spin Holdco Inc. (3M USD LIBOR + 4.000%)
867,435	7.144		12/05/22	761,539
Spin Holdco, Inc. (3M USD LIBOR + 4.000%)
243,144	7.144		12/05/22	213,461
Syniverse Holdings, Inc. (3M USD SOFR + 7.000%)
600,000	10.553		05/13/27	510,900

56                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(d) – (continued)

Commercial Services(m) – (continued)
Team Health Holdings, Inc.
(1M USD LIBOR + 2.750%)
$612,726	6.504%		11/30/22	$556,392
(1M USD SOFR + 5.250%)
831,023	8.979		11/30/22	687,672
(1M USD SOFR + 5.250%)
1,590,687	8.979		11/30/22	1,316,293

				10,359,556

Computers(m) – 0.4%
Ahead DB Holdings LLC (3M USD LIBOR + 3.750%)
501,081	7.430		10/18/27	487,392
iQor US Inc.
(1M USD LIBOR + 7.500%)
59,829	11.254		11/19/24	59,007
(1M USD LIBOR + 7.500%)
165,266	10.615		11/19/25	123,950
McAfee, LLC (1M USD SOFR + 3.750%)
928,420	6.870		03/01/29	847,768
NCR Corp. (1M USD LIBOR + 2.500%)
619,860	4.150		08/28/26	593,516
Peraton Corp.
(1M USD LIBOR + 7.750%)
492,702	11.162		11/17/22	466,835
(1M USD LIBOR + 3.750%)
861,244	7.504		11/30/22	827,715
Perforce Software, Inc. (1M USD LIBOR + 3.750%)
243,125	7.504		07/01/26	224,283
Tempo Acquisition LLC (1M USD LIBOR + 2.750%)
77,056	4.648		05/01/24	76,213
Virtusa Corp. (1M USD LIBOR + 3.750%)
1,864	7.504		02/11/28	1,787
Vision Solutions, Inc. (3M USD LIBOR + 4.000%)
251,864	8.358		04/24/28	215,764

				3,924,230

Consumer Cyclical Services(m) – 0.2%
The Hertz Corp.
(1M USD LIBOR + 3.250%)
281,808	4.000		06/30/28	271,107
(1M USD LIBOR + 3.250%)
1,477,139	7.010		06/30/28	1,421,053

				1,692,160

Cosmetics & Personal Care(m) – 0.1%
Coty, Inc. (1M USD LIBOR + 2.250%)
72,034	5.448		04/07/25	70,256
Revlon Consumer Products Corp.
(3M USD LIBOR + 3.500%)
1,396,052	5.624	(h)	09/07/23	411,835
(3M USD LIBOR + 3.500%)
1,325,641	5.624		09/07/23	391,064

				873,155

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(d) – (continued)
Distribution & Wholesale(m) – 0.1%
BCPE Empire Holdings, Inc. (1M USD SOFR + 4.630%)
$498,747	8.454%		11/30/22	$481,012
Core & Main LP (1M USD LIBOR + 2.500%)
490,650	2.592		07/27/28	477,466

				958,478

Diversified Financial Services(m) – 0.5%
Apex Group Treasury LLC (3M USD LIBOR + 3.750%)
1,243,101	6.557		11/04/22	1,193,378
Astra Acquisition Corp. (1M USD LIBOR + 5.250%)
554,111	9.004		10/25/28	478,381
Deerfield Dakota Holding LLC
(1M USD SOFR + 3.750%)
1,892,241	7.419		11/30/22	1,785,802
(1M USD LIBOR)
1,000,000	10.336		04/07/28	963,750
Delos Finance S.a.r.l. (3M USD LIBOR + 1.750%)
130,000	5.424		10/06/23	129,605
Ditech Holding Corp. (3M USD LIBOR)
213,611	7.721	(i)	06/30/23	24,565
Focus Financial Partners LLC (1M USD LIBOR + 2.000%)
98,356	5.754		11/30/22	96,758

				4,672,239

Electrical(m) – 0.2%
Pacific Gas & Electric Co. (1M USD LIBOR + 3.000%)
496,193	6.813		11/30/22	487,385
Talen Energy Supply LLC
(1M USD LIBOR + 1.500%)
453,000	8.239		11/10/23	452,774
(1M USD LIBOR + 3.750%)
829,000	7.504		07/08/26	834,082

				1,774,241

Electronics(m) – 0.1%
Ingram Micro Inc. (3M USD LIBOR + 3.500%)
486,888	7.174		06/30/28	469,847
TTM Technologies, Inc. (1M USD LIBOR + 2.500%)
125,912	5.628		09/28/24	124,260

				594,107

Engineering & Construction – 0.5%
Artera Services LLC (3M USD LIBOR + 3.500%)
248,115	7.174	(m)	12/30/22	202,628
Brown Group Holding LLC (1M USD SOFR + 2.500%)
1,000,000	7.419	(m)	11/30/22	989,170
Covetrus INC. (1M USD LIBOR + 2.750%)
625,000	6.500	(i)	09/23/28	990,000
KKR Apple Bidco LLC(m)
(1M USD LIBOR + 2.750%)
248,125	6.504		09/23/28	587,500
(1M USD LIBOR + 2.750%)
$248,125	6.504		09/23/28	240,150
(1M USD LIBOR + 5.750%)
940,852	9.504		11/30/22	896,453

The accompanying notes are an integral part of these financial statements.                57

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(d) – (continued)

Engineering & Construction – (continued)
USIC Holdings, Inc.(m)
(1M USD LIBOR + 3.500%)
$496,241	7.254%		11/30/22	$470,704
(1M USD LIBOR + 6.500%)
575,984	10.254		11/30/22	525,586

				4,902,191

Entertainment(m) – 1.1%
AMC Entertainment Holdings, Inc. (1M USD LIBOR + 3.000%)
1,391,597	3.083		04/22/26	985,250
Bally’s Corp. (3M USD LIBOR + 3.250%)
730,709	6.550		10/02/28	678,010
Churchill Downs, Inc.
(1M USD LIBOR + 2.000%)
187,018	5.760		12/27/24	185,324
(1M USD LIBOR + 2.000%)
33,914	5.760		03/17/28	32,812
Crown Finance US, Inc.
(1M TSFR)
62,781	13.761		09/07/23	62,664
(1M TSFR)
859,092	13.491		09/07/23	857,486
(3M USD LIBOR + 0.00%)
1,278,461	0.000		02/28/25	399,979
(3M USD LIBOR + 0.00%)
223,853	0.000		09/30/26	67,380
Delta 2 (LUX) S.a.r.l. (1M USD LIBOR + 2.500%)
2,068,000	4.993		02/01/24	2,061,961
East Valley Tourist Development Authority (1M USD LIBOR + 7.500%)
1,203,548	10.064	(i)	11/23/26	1,167,442
Everi Holdings Inc. (1M USD LIBOR + 2.500%)
741,259	6.254		08/03/28	721,594
NASCAR Holdings, Inc (1M USD LIBOR + 2.500%)
865,431	2.604		10/19/26	861,242
Scientific Games Holdings LP (3M USD SOFR + 3.500%)
250,000	7.097		04/04/29	235,095
Scientific Games International, Inc. (1M USD SOFR + 3.000%)
64,838	6.402		04/14/29	63,851
SeaWorld Parks & Entertainment, Inc. (1M USD LIBOR + 3.000%)
495,000	6.813		08/25/28	482,417
The Stars Group Holdings B.V. (1M USD LIBOR + 2.250%)
1,000,000	6.666		07/22/28	986,250
William Morris Endeavor Entertainment LLC (1M USD LIBOR + 2.750%)
924,497	6.510		05/18/25	897,918

				10,746,675

Environmental(m) – 0.1%
GFL Environmental, Inc. (3M USD LIBOR + 3.000%)
992,424	3.500		05/30/25	986,063

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Environmental(m) – (continued)
Madison IAQ LLC (3M USD LIBOR + 3.250%)
$148,496	6.815%	06/21/28	$133,976

			1,120,039

Food & Drug Retailing(m) – 0.0%
8th Avenue Food & Provisions, Inc. (1M USD LIBOR + 3.750%)
233,183	7.504	10/01/25	201,995
UTZ Quality Foods LLC (1M USD LIBOR + 3.000%)
9,005	5.524	01/20/28	8,820

			210,815

Gaming(m) – 0.7%
Caesars Resort Collection LLC (1M USD LIBOR + 2.750%)
2,862,554	6.504	11/30/22	2,828,061
Fertitta Entertainment LLC
(1M USD SOFR + 4.000%)
945,250	7.729	11/30/22	884,754
(1W USD SOFR + 4.000%)
2,078,500	7.729	11/30/22	1,945,476
Playa Resorts Holding B.V. (1M USD LIBOR + 2.750%)
1,123,297	6.500	11/30/22	1,092,755
Station Casinos LLC (1M USD LIBOR + 2.250%)
95,608	6.010	02/08/27	93,522
The Stars Group Holdings B.V. (3M USD LIBOR + 2.250%)
517,699	2.368	07/21/26	507,774

			7,352,342

Hand/Machine Tools(m) – 0.0%
Alliance Laundry Systems LLC (3M USD LIBOR + 3.500%)
224,358	7.409	10/08/27	216,185

Health Care - Services(m) – 0.2%
ICON Luxembourg S.a.r.l. (3M USD LIBOR + 2.250%)
477,971	5.938	07/03/28	472,593
Verscend Holding Corp. (1M USD LIBOR + 4.000%)
1,233,647	7.754	08/27/25	1,216,685

			1,689,278

Health Care Products(m) – 0.5%
Bausch & Lomb, Inc.
(1M USD SOFR + 3.250%)
748,125	6.618	11/10/22	700,058
(1M USD SOFR + 3.250%)
1,645,875	6.618	11/10/22	1,540,127
Carestream Dental Equipment, Inc (1M USD LIBOR + 3.250%)
241,377	7.004	09/01/24	226,894
Carestream Health, Inc. (1M TSFR)
1,272,491	10.542	09/30/27	1,075,255
Viant Medical Holdings, Inc. (1M USD LIBOR + 3.750%)
880,591	7.504	07/02/25	773,820
Vyaire Medical, Inc. (3M USD LIBOR + 4.750%)
369,698	7.080	04/16/25	266,952

			4,583,106

58                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Health Care Services(m) – 0.1%
Envision Healthcare Corp.
(3M USD SOFR + 7.880%)
$331,621	10.531%	03/31/27	$301,775
(3M USD SOFR + 4.250%)
2,322,362	6.825	03/31/27	905,721

			1,207,496

Healthcare Providers & Services(m) – 1.7%
Da Vinci Purchaser Corp. (3M USD LIBOR + 4.000%)
245,558	7.115	12/30/22	232,207
DaVita, Inc. (1M USD LIBOR + 1.750%)
187,095	3.416	08/12/26	180,586
Dermatology Intermediate Holdings III, Inc.(i)
(1M USD SOFR + 4.000%)
19,036	4.000	12/30/22	18,274
(1M USD SOFR + 4.250%)
210,103	7.979	11/30/22	201,699
Global Medical Response, Inc. (3M USD LIBOR + 4.250%)
1,410,722	5.750	10/02/25	1,086,256
Heartland Dental LLC
(1M USD LIBOR + 3.500%)
744,176	7.254	11/30/22	693,482
(1M USD LIBOR + 4.000%)
124,684	7.576	11/28/22	117,203
Lifescan Global Corp. (3M USD LIBOR + 6.000%)
3,701,935	9.743	10/01/24	2,705,485
MED ParentCo LP (1M USD LIBOR + 4.250%)
243,794	8.004	08/31/26	190,769
Medline Borrower, LP (1M USD LIBOR + 3.250%)
2,932,731	7.004	10/23/28	2,693,215
Onex TSG Intermediate Corp. (3M USD LIBOR + 4.750%)
493,750	9.165	02/28/28	438,203
Parexel International Corp. (1M USD LIBOR + 3.250%)
2,577,025	7.004	11/15/28	2,478,145
Phoenix Guarantor Inc
(1M USD LIBOR + 3.250%)
340,375	3.361	03/05/26	325,838
(1M USD LIBOR + 3.500%)
233,520	7.254	03/05/26	223,850
PRA Health Sciences, Inc. (3M USD LIBOR + 2.250%)
119,087	5.938	07/03/28	117,747
Quorum Health Corp. (3M USD LIBOR + 8.250%)
61,892	9.250	04/29/25	41,275
RegionalCare Hospital Partners Holdings, Inc. (1M USD LIBOR + 3.750%)
1,776,556	6.554	11/16/25	1,565,590
Select Medical Corp. (1M USD LIBOR + 2.500%)
914,077	6.260	03/06/25	887,514
Surgery Center Holdings, Inc. (1M USD LIBOR + 3.750%)
3,090,615	7.070	08/31/26	2,945,943

			17,143,281

Home Builders(m) – 0.0%
Tecta America Corp. (1M USD LIBOR + 4.250%)
124,370	8.004	11/30/22	118,276

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Home Furnishings(m) – 0.2%
AI Aqua Merger Sub, Inc. (1M USD LIBOR + 3.750%)
$872,812	4.187%	07/31/28	$810,441
Herman Miller, Inc (1M USD LIBOR + 2.000%)
493,136	5.750	07/19/28	466,280
Weber-Stephen Products LLC (6M USD LIBOR + 3.250%)
693,058	4.750	10/30/27	570,477

			1,847,198

Household Products(m) – 0.0%
Kronos Acquisition Holdings, Inc. (3M USD LIBOR + 3.750%)
254	4.250	12/22/26	239

Housewares(m) – 0.1%
Springs Windows Fashions LLC
(1M USD LIBOR + 4.000%)
1,118,366	7.754	11/30/22	1,058,254
(1M USD LIBOR + 4.000%)
497,500	7.602	12/22/22	385,095

			1,443,349

Industrial Services(i)(m) – 0.1%
LaserShip, Inc. (6M USD LIBOR + 4.500%)
620,926	7.377	12/30/22	487,427

Insurance(m) – 1.6%
Acrisure LLC (1M USD LIBOR + 4.250%)
1,619,676	8.004	11/30/22	1,533,963
Alliant Holdings Intermediate LLC
(1M USD LIBOR + 3.250%)
1,123,047	7.004	11/30/22	1,089,535
(1M USD LIBOR + 3.500%)
247,497	6.980	11/06/27	238,701
(1M USD LIBOR + 3.250%)
974,914	7.004	11/30/22	945,823
AssuredPartners, Inc.
(1M USD LIBOR + 3.500%)
748,077	7.254	11/30/22	712,543
(1M USD LIBOR + 3.500%)
249,369	7.254	11/30/22	237,461
(1M USD SOFR + 3.500%)
497,500	5.025	02/12/27	473,869
Asurion LLC
(1M USD LIBOR + 5.250%)
486,000	9.004	01/20/29	336,555
(1M USD LIBOR + 3.000%)
1,482,000	5.524	11/03/24	1,396,518
(1M USD LIBOR + 3.250%)
504,937	7.004	07/31/27	444,344
Broadstreet Partners, Inc.
(1M USD LIBOR + 3.000%)
741,756	6.754	01/27/27	708,258
(1M USD LIBOR + 3.250%)
487,538	7.004	01/27/27	467,125
Hub International Limited (3M USD LIBOR + 3.250%)
1,488,308	7.232	12/30/22	1,460,060

The accompanying notes are an integral part of these financial statements.                59

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Insurance(m) – (continued)
HUB International Ltd.
(3M USD LIBOR + 3.000%)
$997,396	6.010%	11/25/22	$976,930
(3M USD LIBOR + 3.250%)
1,227,398	7.232	12/30/22	1,204,102
OneDigital Borrower LLC (3M USD SOFR + 4.250%)
1,142,992	8.494	01/31/23	1,085,842
USI, Inc.
(3M USD LIBOR + 2.750%)
857,786	6.424	12/30/22	846,532
(3M USD LIBOR + 2.750%)
1,296,841	6.424	12/30/22	1,279,827
(3M USD LIBOR + 3.250%)
245,588	6.924	12/02/26	239,755

			15,677,743

Internet(m) – 0.4%
Arches Buyer Inc. (1M USD LIBOR + 3.250%)
494,949	7.004	11/30/22	436,897
CNT Holdings I Corp.
(3M USD SOFR + 3.500%)
244,332	7.239	01/12/23	237,430
(3M USD SOFR + 3.500%)
123,744	7.239	01/12/23	120,248
(3M USD LIBOR + 6.750%)
1,000,000	10.489	01/12/23	945,000
Hunter Holdco 3 Ltd. (3M USD LIBOR + 4.250%)
500,000	7.924	12/30/22	480,000
MH Sub I LLC (1M USD LIBOR + 3.750%)
496,193	7.504	11/30/22	477,069
Proofpoint, Inc. (3M USD LIBOR + 3.250%)
327,603	6.320	08/31/28	311,223
PUG LLC
(1M USD LIBOR + 3.500%)
744,895	7.254	11/30/22	639,678
(1M USD LIBOR + 4.250%)
498,741	8.004	11/30/22	430,164

			4,077,709

Leisure Time(m) – 0.9%
Alterra Mountain Co. (1M USD LIBOR + 2.750%)
703,362	6.504	07/31/24	695,800
Alterra Mountain Company (1M USD LIBOR + 3.500%)
496,241	7.254	08/17/28	484,147
Carnival Corp.
(6M USD LIBOR + 3.000%)
870,236	5.877	12/30/22	814,941
(6M USD LIBOR + 3.000%)
1,146,918	5.877	12/30/22	1,074,043
(6M USD LIBOR + 3.250%)
744,375	6.127	12/30/22	680,642
(6M USD LIBOR + 3.250%)
262,490	6.127	12/30/22	240,016

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Leisure Time(m) – (continued)
ClubCorp Holdings, Inc.
(3M USD LIBOR + 2.750%)
$1,243,785	6.424%	12/30/22	$1,116,471
(3M USD LIBOR + 2.750%)
2,607,880	6.424	12/30/22	2,340,938
Equinox Holdings, Inc. (3M USD LIBOR + 3.000%)
1,236,201	6.674	03/08/24	899,856
Hornblower Sub LLC (3M USD LIBOR + 4.500%)
45,695	8.670	04/27/25	33,052
Life Time Fitness Inc (3M USD LIBOR + 4.750%)
482,868	5.750	12/16/24	475,195

			8,855,101

Machinery(m) – 0.0%
Brown Group Holding LLC (1M USD LIBOR + 2.500%)
245,341	6.254	06/07/28	238,135

Machinery - Construction & Mining(m) – 0.0%
Vertiv Group Corp. (1M USD LIBOR + 2.750%)
63,707	5.878	03/02/27	61,238

Machinery-Diversified(m) – 0.3%
Ali Group North America Corp. (1M USD LIBOR + 2.000%)
452,222	5.843	07/30/29	443,368
Engineered Machinery Holdings, Inc. (3M USD LIBOR + 3.750%)
246,878	7.424	12/30/22	238,494
Pro Mach Group, Inc. (1M USD LIBOR + 4.000%)
992,779	7.674	12/30/22	966,719
SPX Flow, Inc. (1M USD SOFR + 4.500%)
775,000	8.329	04/05/29	731,267
Star US Bidco LLC (1M USD LIBOR + 4.250%)
494,757	8.004	11/30/22	465,071
Vertical US Newco Inc (6M USD LIBOR + 3.500%)
53,068	6.871	07/30/27	50,315

			2,895,234

Media(m) – 0.7%
Cengage Learning, Inc. (3M USD LIBOR + 4.750%)
1,393,588	7.814	07/14/26	1,228,099
CSC Holdings LLC (1M USD LIBOR + 2.250%)
740,445	5.662	07/17/25	714,996
CSC Holdings, LLC (1M USD LIBOR + 2.250%)
175,888	5.662	01/15/26	170,172
Diamond Sports Group LLC (3M USD SOFR + 8.100%)
287,847	9.000	05/26/26	275,853
Diamond Sports Group, LLC (1M USD SOFR + 3.350%)
1,266,534	6.458	08/24/26	245,708
DirecTV Financing LLC (1M USD LIBOR + 5.000%)
1,337,790	8.754	08/02/27	1,271,904
iHeartCommunications, Inc. (1M USD LIBOR + 3.000%)
2,075,431	6.754	05/01/26	1,956,094
LCPR Loan Financing LLC (1M USD LIBOR + 3.750%)
454,208	7.162	10/16/28	441,717

60                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(d) – (continued)

Media(m) – (continued)
McGraw-Hill Global Education Holdings LLC (3M USD LIBOR + 4.750%)
$117,407	7.820%		07/28/28	$108,572
Sinclair Television Group Inc. (1M USD LIBOR + 2.500%)
15,977	6.260		09/30/26	15,046
Ziggo Financing Partnership (1M USD LIBOR + 2.500%)
740,000	5.912		04/30/28	719,731

				7,147,892

Media - Broadcasting & Radio(m) – 0.0%
Grinding Media, Inc. (3M USD LIBOR + 4.000%)
495,620	4.750		10/12/28	423,755

Media - Non Cable(m) – 0.1%
Lions Gate Capital Holdings LLC (1M USD LIBOR + 2.250%)
500,000	2.342		03/24/25	488,750

Metal Fabricate & Hardware(m) – 0.0%
Crosby U.S. Acquisition Corp. (1M TSFR)
250,000	8.729		06/27/26	220,000

Mining(i)(m) – 0.1%
Arctic Canadian Diamond Co. Ltd. (3M USD LIBOR + 12.500%)
713,091	12.500		12/30/22	709,882

Miscellaneous Manufacturing(m) – 0.1%
Cenveo Worldwide, Ltd. (1M USD SOFR + 7.500%)
348,650	10.620	(i)	11/03/22	348,650
Gates Global LLC (1M USD LIBOR + 2.500%)
240,038	6.254		03/31/27	232,887
LTI Holdings, Inc. (1M USD LIBOR + 3.500%)
745,475	7.004		11/30/22	693,135

				1,274,672

Oil Field Services(m) – 0.5%
Citgo Petroleum Corp. (1M USD LIBOR + 6.250%)
980,876	10.004		03/28/24	980,140
Delek US Holdings, Inc. (1M USD LIBOR + 2.250%)
482,396	6.004		03/31/25	468,267
Gulf Finance LLC (1M USD LIBOR + 6.750%)
2,442,704	9.940		11/07/22	1,958,242
QuarterNorth Energy Holding Inc. (1M USD LIBOR + 8.000%)
1,002,844	11.754		08/27/26	994,490

				4,401,139

Packaging(m) – 0.7%
BWAY Holding Co. (3M USD LIBOR + 3.250%)
1,616,546	6.378		11/01/22	1,535,718
Charter NEX US, Inc. (3M USD LIBOR + 3.750%)
744,318	7.504		11/30/22	720,128
Clydesdale Acquisition Holdings, Inc. (3M USD LIBOR + 6.500%)
374,062	8.004		04/13/29	359,773
Graham Packaging Company Inc. (1M USD LIBOR + 3.000%)
369,026	6.754		11/30/22	359,235

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Packaging(m) – (continued)
Klockner-Pentaplast of America, Inc.
(6M USD LIBOR + 4.750%)
$297,912	8.259%	02/28/23	$248,757
(6M USD LIBOR + 4.750%)
248,111	8.259	02/28/23	207,173
LABL, Inc. (1M USD LIBOR + 5.000%)
1,243,747	8.754	11/30/22	1,145,105
Pregis TopCo Corp. (1M USD LIBOR + 4.000%)
496,173	7.843	11/30/22	473,072
Pretium PKG Holdings, Inc. (3M USD LIBOR + 4.000%)
496,250	7.168	12/08/22	432,978
Proampac PG Borrower LLC (3M USD LIBOR + 3.750%)
869,364	9.000	12/30/22	823,723
Reynolds Group Holdings, Inc. (1M USD LIBOR + 3.250%)
577,316	3.343	02/05/26	560,614
TricorBraun Holdings, Inc. (1M USD LIBOR + 3.250%)
234,763	7.004	03/03/28	221,874

			7,088,150

Pharmaceuticals(m) – 1.6%
Bausch Health Companies Inc. (1M USD SOFR + 5.250%)
319,868	7.174	02/01/27	238,516
Curium BidCo S.a r.l. (3M USD LIBOR + 4.250%)
373,125	7.924	12/30/22	352,137
Gainwell Acquisition Corp.
(3M USD LIBOR + 4.000%)
992,424	7.674	12/30/22	941,146
(3M USD LIBOR + 4.000%)
607,472	7.674	12/30/22	576,084
Grifols Worldwide Operations USA, Inc. (1M USD LIBOR + 2.000%)
448,754	5.754	11/15/27	429,906
Jazz Financing Lux S.a.r.l.
(1M USD LIBOR + 3.500%)
673,093	7.254	11/30/22	664,261
(1M USD LIBOR + 3.500%)
1,953,420	7.254	11/30/22	1,927,791
Mallinckrodt International Finance S.A.
(1M USD LIBOR + 5.750%)
207,512	8.815	09/30/27	167,956
(3M USD LIBOR)
2,154,113	9.065	09/30/27	1,736,754
Midwest Veterinary Partners LLC (2M USD LIBOR + 4.000%)
1,244,351	4.750	11/30/22	1,157,247
Organon & Co (3M USD LIBOR + 3.000%)
944,873	5.563	06/02/28	920,070
Packaging Coordinators Midco, Inc. (3M USD LIBOR + 3.750%)
1,243,067	7.424	12/30/22	1,199,174
Pathway Vet Alliance LLC (3M USD LIBOR + 4.000%)
1,616,155	7.424	12/30/22	1,454,540
Pearl Intermediate Parent LLC (1M USD LIBOR + 6.250%)
1,000,000	10.004	11/30/22	943,330
PetVet Care Centers LLC (1M USD SOFR + 5.000%)
374,063	8.625	11/25/22	354,735

The accompanying notes are an integral part of these financial statements.                61

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Pharmaceuticals(m) – (continued)
PetVet Care Centers, LLC (1M USD LIBOR + 3.500%)
$1,491,042	7.254%	11/30/22	$1,394,870
Sunshine Luxembourg VII S.a.r.l. (3M USD LIBOR + 3.750%)
1,840,291	7.424	12/30/22	1,749,436

			16,207,953

Pipelines(m) – 0.7%
Epic Y-Grade Services LP (3M USD LIBOR + 6.000%)
2,191,961	8.080	11/30/22	1,855,495
Freeport LNG Investments LLLP (1M USD LIBOR + 3.500%)
1,077,616	7.243	11/17/26	1,006,676
Mashantucket (Western) Pequot Tribe (3M USD LIBOR + 7.130%)
974,470	10.879	02/16/25	962,289
TransMontaigne Operating Company LP (1M USD LIBOR + 3.500%)
992,500	7.072	11/17/28	956,522
Traverse Midstream Partners LLC
(1M USD SOFR + 4.250%)
1,170,018	7.977	11/28/22	1,155,884
(1M USD SOFR + 4.250%)
1,168,178	7.977	11/28/22	1,154,067

			7,090,933

Real Estate(m) – 0.0%
Cushman & Wakefield U.S. Borrower LLC (1M USD LIBOR + 2.750%)
390,000	6.504	08/21/25	381,014

Retailers(m) – 0.1%
IRB Holding Corp. (1M USD LIBOR + 2.750%)
448,241	6.504	11/30/22	441,020
Jo-Ann Stores, Inc. (3M USD LIBOR + 4.750%)
291,262	9.077	07/07/28	193,896

			634,916

Retailing(m) – 0.8%
1011778 B.C. Unlimited Liability Co. (1M USD LIBOR + 1.750%)
858,912	5.504	11/19/26	834,648
Academy Ltd. (1M USD LIBOR + 4.000%)
1,231,869	6.878	11/01/22	1,212,627
Belk, Inc.
(3M USD LIBOR + 7.500%)
112,852	10.480	07/31/25	98,745
(3M USD LIBOR + 13.000%)
541,983	13.000	07/31/25	82,652
EG Group Ltd. (3M USD LIBOR + 4.000%)
389,796	7.674	02/07/25	352,668
Great Outdoors Group LLC (1M USD LIBOR + 3.750%)
767,481	7.504	11/30/22	721,049
Medical Solutions Holdings, Inc.
(3M USD LIBOR + 0.000%)
16,595	5.543	11/01/28	15,972
(3M USD LIBOR + 3.500%)
103,147	7.174	11/01/28	99,279

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Retailing(m) – (continued)
PetSmart, Inc.
(1M USD LIBOR + 3.750%)
$619,044	7.500%	11/30/22	$594,542
(1M USD LIBOR + 3.750%)
1,573,275	7.500	11/30/22	1,511,005
Restoration Hardware, Inc. (1M USD LIBOR + 2.500%)
245,639	6.254	10/20/28	229,243
Serta Simmons Bedding LLC (1M USD LIBOR + 7.500%)
644,642	10.793	08/10/23	312,045
SRS Distribution Inc. (3M USD LIBOR + 3.500%)
990,912	7.254	11/30/22	919,071
Staples, Inc.
(3M USD LIBOR + 4.500%)
497,429	7.282	09/12/24	477,602
(3M USD LIBOR + 5.000%)
238,550	7.782	04/16/26	207,264

			7,668,412

Semiconductors(m) – 0.1%
Bright Bidco B.V.
(1M USD SOFR + 8.000%)
328,303	10.903	02/28/23	328,303
(6M USD LIBOR + 3.500%)
2,802,409	4.774	06/30/24	908,457
MACOM Technology Solutions Holdings, Inc. (1M USD LIBOR + 2.250%)
89,956	6.004	05/17/24	88,067

			1,324,827

Services Cyclical - Business Services(m) – 0.0%
Travelport Finance (Luxembourg) S.a.r.l. (3M USD LIBOR + 1.500%)
438,591	5.174	02/28/25	432,999

Software(m) – 3.8%
Applied Systems, Inc.
(3M USD LIBOR + 3.000%)
2,000,000	6.674	12/30/22	1,972,300
(3M USD LIBOR + 3.000%)
580,021	6.674	12/30/22	571,987
(3M USD LIBOR + 5.500%)
1,000,000	9.174	12/30/22	979,170
Apttus Corp. (3M USD LIBOR + 4.250%)
375,560	8.665	05/08/28	342,935
Athenahealth, Inc.
(1M USD SOFR + 3.500%)
746,318	6.967	11/21/22	680,396
(1M USD SOFR + 3.500%)
144,542	6.967	11/21/22	131,775
Avaya, Inc. (1M USD SOFR + 10.000%)
600,000	13.376	12/15/27	369,000
Banff Merger Sub, Inc. (1M USD LIBOR + 3.750%)
734,267	7.504	10/02/25	704,713

62                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Software(m) – (continued)
Camelot U.S. Acquisition LLC
(1M USD LIBOR + 3.000%)
$222,621	6.754%	10/30/26	$218,818
(1M USD LIBOR + 3.000%)
926,973	6.754	10/30/26	909,787
CDK Global, Inc. (3M USD SOFR + 4.500%)
775,000	8.112	12/30/22	757,725
Ceridian HCM Holding, Inc. (1M USD LIBOR + 2.500%)
1,710,305	6.254	04/30/25	1,649,589
Dynatrace LLC (1M USD LIBOR + 2.250%)
146,689	4.794	08/22/25	145,344
Epicor Software Corp.
(1M USD LIBOR + 3.000%)
997,283	6.754	11/30/22	974,705
(1M USD LIBOR + 3.250%)
2,681,477	4.000	07/30/27	2,550,085
(1M USD LIBOR + 7.750%)
1,825,000	11.504	11/30/22	1,784,503
Finastra USA, Inc.
(3M USD LIBOR + 3.500%)
1,454,682	6.871	01/31/23	1,312,036
(3M USD LIBOR + 3.500%)
2,462,681	6.871	01/31/23	2,221,191
Greenway Health LLC (3M USD LIBOR + 3.750%)
122,813	4.750	02/16/24	104,391
Hyland Software, Inc. (1M USD LIBOR + 3.500%)
460,908	7.254	11/30/22	449,003
Informatica LLC (1M USD LIBOR + 2.750%)
1,243,750	6.563	10/27/28	1,209,024
Polaris Newco LLC (1M USD LIBOR + 4.000%)
1,740,282	7.754	11/30/22	1,586,076
Press Ganey Holdings, Inc. (1M USD SOFR + 3.750%)
149,250	7.479	11/30/22	139,176
Project Ruby Ultimate Parent Corp. (1M USD LIBOR + 3.250%)
496,222	7.004	11/30/22	466,215
Quest Software US Holdings Inc. (3M USD SOFR + 7.500%)
100,000	11.594	01/31/23	60,458
Rackspace Technology Global, Inc. (3M USD LIBOR + 2.750%)
2,611,154	3.500	02/15/28	1,645,758
RealPage, Inc (1M USD LIBOR + 6.500%)
1,625,000	10.254	11/30/22	1,560,000
Riverbed Technology, Inc. (3M USD LIBOR + 3.250%)
1,230,169	9.200	12/07/26	454,400
Seattle SpinCo, Inc. (1M USD LIBOR + 2.750%)
2,105,702	2.855	06/21/24	2,078,075
Sophia LP (3M USD LIBOR + 3.500%)
1,226,972	7.174	12/30/22	1,177,893
Sophia, LP
(3M USD LIBOR + 3.500%)
250,000	11.674	12/30/22	247,813
(3M USD LIBOR + 3.500%)
623,426	7.174	12/30/22	598,489
Sovos Compliance LLC (1M USD LIBOR + 4.500%)
1,428,202	8.254	11/30/22	1,379,229

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Software(m) – (continued)
The Dun & Bradstreet Corp. (1M USD LIBOR + 3.250%)
$716,257	3.378%	02/06/26	$704,080
The Ultimate Software Group, Inc.
(1M USD LIBOR + 3.750%)
1,244,236	7.504	11/30/22	1,208,178
(3M USD LIBOR + 3.250%)
2,100,362	6.998	05/04/26	2,023,636
(3M USD LIBOR + 3.750%)
1,772,530	8.998	01/05/23	1,626,296
Zelis Healthcare Corp. (1M USD LIBOR + 3.500%)
494,962	7.254	09/30/26	486,815

			37,481,064

Telecommunication Services(m) – 1.1%
Altice France S.A. (1M USD LIBOR + 4.000%)
215,980	6.158	08/14/26	197,443
Altice France SA (3M USD LIBOR + 3.690%)
234,875	7.767	01/31/26	210,655
Avaya, Inc. (1M USD LIBOR + 4.000%)
1,807,000	7.412	12/15/27	854,711
Cincinnati Bell, Inc. (1M USD SOFR + 3.250%)
264,667	7.079	11/22/28	259,043
CommScope, Inc. (1M USD LIBOR + 3.250%)
257,866	7.004	04/06/26	245,295
Cyxtera DC Holdings, Inc. (3M USD LIBOR + 3.000%)
1,605,763	7.360	05/01/24	1,363,903
Dawn Acquisition LLC (3M USD LIBOR + 3.750%)
1,293,642	7.424	12/31/25	925,317
Delta TopCo, Inc. (3M USD LIBOR + 3.750%)
407,715	5.836	12/01/27	370,894
Frontier Communications Corp. (3M USD LIBOR + 3.750%)
1,482,475	7.438	05/01/28	1,397,766
GOGO Intermediate Holdings LLC (3M USD LIBOR + 3.750%)
1,234,994	8.165	04/30/28	1,209,985
Intrado Corp. (2M USD LIBOR + 4.000%)
1,895,554	4.110	10/10/24	1,661,624
MetroNet Systems Holdings LLC (1M USD LIBOR + 3.750%)
493,778	4.664	06/02/28	479,582
MLN US Holding Co. LLC (3M USD LIBOR + 4.500%)
1,573,687	8.252	11/30/25	876,355
West Corp. (3M USD LIBOR + 3.500%)
232,241	7.915	10/10/24	202,179
Xplornet Communications, Inc. (1M USD LIBOR + 4.000%)
744,981	7.754	11/30/22	638,821

			10,893,573

Telecommunications(m) – 0.2%
Avaya, Inc. (1M USD LIBOR + 10.000%)
530,000	7.846	12/15/27	251,527
Delta TopCo, Inc. (3M USD LIBOR + 7.250%)
147,619	10.332	12/01/22	125,993
EOS Finco Sarl (3M USD SOFR + 6.000%)
500,000	9.612	10/08/29	475,000
Intelsat Jackson Holdings S.A. (6M USD SOFR + 4.250%)
1,514,713	7.445	02/01/29	1,456,972

The accompanying notes are an integral part of these financial statements.                63

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(d) – (continued)

Telecommunications(m) – (continued)
MLN US HoldCo LLC (3M USD LIBOR + 4.500%)
$104,264	11.850%	11/30/26	$29,715

			2,339,207

Transportation(m) – 0.0%
First Student Bidco, Inc.
(1M USD LIBOR)
101,474	6.586	07/21/28	95,258
(1M USD LIBOR)
272,839	6.586	07/21/28	256,128

			351,386

TOTAL BANK LOANS (Cost $256,242,373)			$235,027,125

Shares	Description		Value

Common Stocks – 0.6%

Commerical Services & Supplies(g) – 0.0%
65,182	Monitronics International, Inc.		$16,295

Diversified Consumer Services – 0.0%
7,679	Premier Brands Group Holdings LLC		5,890

Diversified Financial Services – 0.0%
20,510	Avation Capital SA(g)		—
5,500	Copper Earnout Trust(h)		33,000
240	Voyager Aviation Holdings LLC(i)		—

			33,000

Energy Equipment & Services(g) – 0.0%
8,479	Noble Corp. PLC		305,583
17,981	Parker Drilling Co.		87,658

			393,241

Media(g) – 0.0%
33,365	Clear Channel Outdoor Holdings, Inc.		47,712
3,675	Cumulus Media, Inc. Class A		27,085

			74,797

Metals & Mining(i) – 0.0%
627	Arctic Canadian Diamond Co. Ltd		—

Multiline Retail – 0.0%
68	Belk, Inc.		578

Oil, Gas & Consumable Fuels – 0.2%
304	California Resources Corp.(g)		13,714
18,456	Fieldwood Energy, Inc.		2,233,176

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – (continued)
2,295	Valaris Ltd.	$153,604

		2,400,494

Professional Services(g) – 0.0%
17,300	Skillsoft Corp.	30,967

Real Estate – 0.1%
41,250	Copper Property CTL Pass Through Trust	546,562

Specialty Retail(i) – 0.2%
7,504	Guitar Center, Inc.	1,436,566
3,972	Guitar Center, Inc.(g)	296,075

		1,732,641

Wireless Telecommunication Services – 0.1%
5,606	iQor US Inc.(i)	22,424
16,319	Windstream Corp.	244,785
27,912	Windstream Corp.(g)	418,680

		685,889

TOTAL COMMON STOCKS (Cost $6,494,610)		$5,920,354

Shares	Dividend Rate	Value

Preferred Stocks – 0.0%
Post Secondary Education – 0.0%
Riverbed Technology, Inc.
10,686	0.000%	$2,671
Voyager Aviation Holdings LLC
1,441	0.000(i)	180,125

		182,796

Specialty Retail(i) – 0.0%
Guitar Center, Inc.
104	0.000	9,504

TOTAL PREFERRED STOCKS (Cost $319,237)		$192,300

Units	Expiration Date	Value

Warrants(g) – 0.0%
California Resources Corp.
671	10/27/24	$9,515
Fieldwood Energy, Inc.
6,687	08/01/29	40,290
Noble Corp.
9,802	02/05/28	129,876

TOTAL WARRANTS (Cost $250,395)		$179,681

64                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Shares	Dividend Rate	Value

Investment Company(n) – 4.2%
Goldman Sachs Financial Square Government Fund - Institutional Shares
41,576,524	3.066%	$41,576,524
(Cost $ 41,576,524)

TOTAL INVESTMENTS – 98.5%
(Cost $ 1,128,773,920)		$971,130,376

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		14,485,991

NET ASSETS – 100.0%		$985,616,367

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Pay-in-kind securities.

(d)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2022.

(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $719,756, which represents approximately 0.1 % of the Fund’s net assets as of October 31, 2022.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Security is currently in default and/or non-income producing.

(h)

Restricted securities are not registered under the Securities Act of 1933, as amended, and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of Restricted securities amounts to $645,984, which represents approximately 0.1% of the Fund’s net assets as of October 31, 2022. See additional details below:

Restricted Security	Acquisition Date	Cost
Chesapeake Energy Corp.	06/21/19	$42,991
Chesapeake Energy Corp.	06/21/19	316,924
Copper Earnout Trust	12/07/20	39,600
Neiman Marcus Group Ltd. LLC	10/15/21	605,000
Revlon Consumer Products Corp.	12/31/20	1,334,630
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(j)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on October 31, 2022.

(k)	Actual maturity date is July 28, 2121.

(l)	Actual maturity date is April 03, 2120.

(m)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2022. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(n)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.                65

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At October 31, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Athenahealth, Inc. (B-/B2), due 12/30/22	$126,812	$115,610	$ (8,241)
Athenahealth, Inc. (B-/B2), due 02/15/29	24,560	22,391	(2,113)
Dermatology Intermediate Holdings III, Inc. (NR/NR), due 12/30/22	20,334	19,521	(813)

TOTAL			$(11,167)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Bank of America, NA	USD	4,288,900	EUR	4,173,949	11/08/22	$161,730
Barclays Bank PLC	MXN	52,864,000	USD	2,560,000	02/21/23	53,048
	USD	2,539,502	CNH	17,226,710	11/14/22	189,519
	USD	1,015,000	CNH	6,938,492	12/07/22	67,172
	USD	2,201,800	MYR	9,806,817	11/03/22	126,848
BNP Paribas SA	CZK	106,487,150	USD	4,238,805	12/08/22	48,649
	PLN	15,304,252	USD	3,005,809	01/12/23	155,253
	USD	1,135,700	CNH	8,300,127	12/07/22	1,867
	USD	1,235,164	EUR	1,240,000	01/04/23	2,719
Citibank NA	CAD	1,559,143	USD	1,136,078	01/19/23	9,642
	EUR	10,038,817	USD	9,913,043	01/19/23	75,513
	GBP	2,259,511	USD	2,574,962	01/19/23	23,556
	USD	1,062,000	EUR	1,046,609	01/19/23	20,631
JPMorgan Securities, Inc.	EUR	784,249	USD	775,100	11/08/22	360
	USD	1,892,464	COP	8,711,338,560	11/01/22	128,775
MS & Co. Int. PLC	CAD	467,024	USD	342,411	11/30/22	453
	USD	1,278,300	MYR	5,726,784	12/01/22	66,547

TOTAL						$1,132,282

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Bank of America, NA	COP	4,355,669,280	USD	982,600	11/01/22	$(100,756)
	HUF	489,749,700	USD	1,219,800	01/04/23	(59,608)
	USD	3,337,300	HUF	1,475,086,600	01/04/23	(157,104)
	USD	2,542,944	MXN	52,864,000	02/21/23	(70,104)
Barclays Bank PLC	EUR	32,460,000	USD	33,441,250	11/04/22	(1,353,911)
	GBP	3,511,000	USD	4,260,085	11/04/22	(233,252)
	MYR	9,806,817	USD	2,209,240	11/03/22	(134,288)
	MYR	5,726,784	USD	1,214,794	12/01/22	(3,041)
	USD	1,861,850	EUR	1,903,000	11/04/22	(19,303)
BNP Paribas SA	CNH	17,226,710	USD	2,570,000	11/14/22	(220,017)
	HUF	2,320,281,531	USD	5,535,762	01/04/23	(39,134)
	PLN	6,924,614	USD	1,447,754	12/06/22	(5,165)
	USD	2,878,000	EUR	2,900,303	01/04/23	(4,631)
	USD	3,808,270	HUF	1,654,597,893	01/04/23	(111,388)
Citibank NA	EUR	450,000	USD	456,572	01/19/23	(8,825)
	USD	832,000	EUR	845,559	01/19/23	(9,325)
	USD	91,000	GBP	80,891	01/19/23	(2,027)
JPMorgan Securities, Inc.	COP	4,355,669,280	USD	903,775	11/01/22	(21,930)

66                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc. (continued)	HUF	319,653,262	USD	772,109	01/04/23	$(14,867)
MS & Co. Int. PLC	EUR	2,531,955	USD	2,542,387	11/30/22	(34,856)
	GBP	1,069,783	USD	1,239,855	11/30/22	(12,023)
	USD	1,135,000	TWD	36,558,350	01/30/23	(3,109)

TOTAL						$(2,618,664)

SWAP CONTRACTS — At October 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at October 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 39	5.000%	6.080%	12/20/27	$29,090	$(57,208)	$(1,181,286)	$1,124,078

(a)	Payments made quarterly.

(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Currency Abbreviations:
BRL	—Brazil Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesia Rupiah
MXN	—Mexican Peso
MYR	—Malaysia Ringgit
PEN	—Peru Nuevo Sol
PLN	—Polish Zloty
RON	—Romania New Leu
THB	—Thailand Baht
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.                67

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

October 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
CPI	—Consumer Price Index
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PIK	—Payment in kind
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Funding Rate
TSFR	—Term Secured Overnight Financing Rate

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

68                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 95.4%

Australia – 3.6%
138,242	APA Group (Gas Utilities)	$930,699
166,717	Atlas Arteria Ltd. (Transportation Infrastructure)	701,841
39,204	Charter Hall Group (Equity Real Estate Investment Trusts (REITs))	325,426
108,785	Dexus (Equity Real Estate Investment Trusts (REITs))	542,087
84,270	Goodman Group (Equity Real Estate Investment Trusts (REITs))	916,917
187,368	Ingenia Communities Group (Equity Real Estate Investment Trusts (REITs))	470,179
1,029,823	National Storage REIT (Equity Real Estate Investment Trusts (REITs))	1,723,236
72,985	NEXTDC Ltd.* (IT Services)	387,271
230,894	Qube Holdings Ltd. (Transportation Infrastructure)	401,976
1,550,662	Scentre Group (Equity Real Estate Investment Trusts (REITs))	2,885,814
297,735	Shopping Centres Australasia Property Group (Equity Real Estate Investment Trusts (REITs))	518,570
357,002	The GPT Group (Equity Real Estate Investment Trusts (REITs))	986,598
516,107	Transurban Group (Transportation Infrastructure)	4,378,108

		15,168,722

Belgium – 0.4%
18,411	Aedifica SA (Equity Real Estate Investment Trusts (REITs))	1,404,073
3,660	Cofinimmo SA (Equity Real Estate Investment Trusts (REITs))	303,544
612	Warehouses De Pauw CVA (Equity Real Estate Investment Trusts (REITs))	15,708

		1,723,325

Brazil – 0.2%
475,158	Santos Brasil Participacoes SA (Transportation Infrastructure)	837,080

Canada – 8.7%
45,720	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	885,639
50,969	AltaGas Ltd. (Gas Utilities)	919,227
17,668	Boardwalk Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	628,726
25,325	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	784,278
8,718	Canadian National Railway Co. (Road & Rail)	1,032,837
18,557	Canadian Pacific Railway Ltd. (Road & Rail)	1,383,381
266,395	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	10,379,305

Shares	Description	Value

Common Stocks (continued)

Canada (continued)
97,477	Gibson Energy, Inc. (Oil, Gas & Consumable Fuels)	$1,663,552
28,064	Hydro One Ltd.(a) (Electric Utilities)	703,686
168,298	InterRent Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,416,947
157,752	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	5,208,416
319,863	Summit Industrial Income REIT (Equity Real Estate Investment Trusts (REITs))	4,087,654
159,892	TC Energy Corp. (Oil, Gas & Consumable Fuels)	7,023,112

		36,116,760

China – 0.4%
7,258,000	China Tower Corp. Ltd. Class H(a) (Diversified Telecommunication Services)	656,667
87,300	ENN Energy Holdings Ltd. (Gas Utilities)	867,940

		1,524,607

Denmark(a) – 0.2%
11,544	Orsted A/S (Electric Utilities)	952,446

Finland – 0.3%
96,797	Kojamo Oyj (Real Estate Management & Development)	1,259,775

France – 2.4%
6,494	Gecina SA (Equity Real Estate Investment Trusts (REITs))	578,967
48,114	Getlink SE (Transportation Infrastructure)	761,379
89,345	Klepierre SA* (Equity Real Estate Investment Trusts (REITs))	1,795,678
72,920	Vinci SA (Construction & Engineering)	6,711,334

		9,847,358

Germany – 0.6%
27,440	RWE AG (Independent Power and Renewable Electricity Producers)	1,056,306
66,071	Vonovia SE (Real Estate Management & Development)	1,460,870

		2,517,176

Hong Kong – 3.0%
302,800	China Gas Holdings Ltd. (Gas Utilities)	268,729
213,000	China Resources Gas Group Ltd. (Gas Utilities)	545,529
444,156	CK Asset Holdings Ltd. (Real Estate Management & Development)	2,455,546
804,049	COSCO SHIPPING Ports Ltd. (Transportation Infrastructure)	396,510

The accompanying notes are an integral part of these financial statements.                69

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

Hong Kong (continued)
540,000	Guangdong Investment Ltd. (Water Utilities)	$340,457
1,387,250	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	1,069,249
79,944	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	307,775
264,000	Kunlun Energy Co. Ltd. (Gas Utilities)	157,785
492,420	Link REIT (Equity Real Estate Investment Trusts (REITs))	2,910,504
3,000	New World Development Co. Ltd. (Real Estate Management & Development)	6,136
248,231	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,667,569
337,167	Swire Properties Ltd. (Real Estate Management & Development)	648,006
144,540	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	569,496

		12,343,291

Italy – 0.9%
159,275	Enel SpA (Electric Utilities)	711,537
153,456	Snam SpA (Gas Utilities)	682,344
342,749	Terna - Rete Elettrica Nazionale (Electric Utilities)	2,272,996

		3,666,877

Japan – 7.1%
329	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	664,019
159	Daiwa Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	751,158
21,300	East Japan Railway Co. (Road & Rail)	1,134,978
2,273	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	2,357,288
209	Hoshino Resorts REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	992,034
599	Industrial & Infrastructure Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	632,628
4,864	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,526,875
2,515	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,325,045
3,604	Japan Metropolitan Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	2,655,172
227,933	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2,866,324
300,800	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	5,759,828
336	Mori Hills REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	368,045

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
277	Nippon Accommodations Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	$1,179,553
354	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	1,573,616
1,512	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	1,724,937
763	Sekisui House Reit, Inc. (Equity Real Estate Investment Trusts (REITs))	411,140
85,000	The Kansai Electric Power Co., Inc. (Electric Utilities)	643,897
18,200	Toho Gas Co. Ltd. (Gas Utilities)	339,099
27,300	Tokyo Gas Co. Ltd. (Gas Utilities)	487,892
180,835	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	917,480
26,600	West Japan Railway Co. (Road & Rail)	1,054,599

		29,365,607

Luxembourg – 0.8%
182,333	SES SA (Media)	1,293,278
30,857	Shurgard Self Storage SA (Real Estate Management & Development)	1,343,543
7,064	VGP NV (Real Estate Management & Development)	535,623

		3,172,444

Mexico – 0.3%
5,695	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation Infrastructure)	883,067
149,470	Prologis Property Mexico SA de CV (Equity Real Estate Investment Trusts (REITs))	383,840

		1,266,907

New Zealand* – 0.1%
126,745	Auckland International Airport Ltd. (Transportation Infrastructure)	566,603

Philippines – 0.0%
75,510	International Container Terminal Services, Inc. (Transportation Infrastructure)	226,354

Singapore – 2.0%
2,040,267	CapitaLand Integrated Commercial Trust (Equity Real Estate Investment Trusts (REITs))	2,707,748
1,002,443	Capitaland Investment Ltd. (Real Estate Management & Development)	2,131,840
957,137	CapLand Ascendas REIT (Equity Real Estate Investment Trusts (REITs))	1,770,886
174,370	Digital Core REIT Management Pte Ltd. (Equity Real Estate Investment Trusts (REITs))	87,128

70                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks (continued)

Singapore (continued)
2,011,269	Lendlease Global Commercial Reit (Equity Real Estate Investment Trusts (REITs))	$995,503
292,700	Mapletree Industrial Trust (Equity Real Estate Investment Trusts (REITs))	455,127
		8,148,232

Spain – 2.2%
8,238	Aena SME SA*(a) (Transportation Infrastructure)	968,224
153,020	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	5,008,380
79,481	Ferrovial SA (Construction & Engineering)	1,942,385
94,929	Inmobiliaria Colonial Socimi SA (Equity Real Estate Investment Trusts (REITs))	500,637
82,830	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	702,115

		9,121,741

Sweden – 0.8%
62,384	Castellum AB (Real Estate Management & Development)	713,304
46,246	Fabege AB (Real Estate Management & Development)	335,746
69,560	Fastighets AB Balder Class B* (Real Estate Management & Development)	261,103
116,069	Pandox AB * (Real Estate Management & Development)	1,421,397
227,850	Samhallsbyggnadsbolaget i Norden AB (Real Estate Management & Development)	313,040
42,546	Wihlborgs Fastigheter AB (Real Estate Management & Development)	278,728

		3,323,318

Switzerland – 0.2%
3,551	PSP Swiss Property AG (Real Estate Management & Development)	379,353
6,695	Swiss Prime Site AG (Real Estate Management & Development)	540,239

		919,592

United Kingdom – 4.5%
123,261	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	1,586,068
532,647	Grainger PLC (Real Estate Management & Development)	1,386,605
40,529	Great Portland Estates PLC (Equity Real Estate Investment Trusts (REITs))	238,900
103,682	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	677,965
630,633	National Grid PLC (Multi-Utilities)	6,870,820
130,083	Pennon Group PLC (Water Utilities)	1,250,058
68,857	Safestore Holdings PLC (Equity Real Estate Investment Trusts (REITs))	713,385

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
413,260	Segro PLC (Equity Real Estate Investment Trusts (REITs))	$3,719,339
16,148	SSE PLC (Electric Utilities)	288,579
84,910	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	356,188
87,208	The UNITE Group PLC (Equity Real Estate Investment Trusts (REITs))	890,825
562,069	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	903,775

		18,882,507

United States – 56.7%
57,466	Agree Realty Corp. (Equity Real Estate Investment Trusts (REITs))	3,947,914
14,807	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	2,151,457
16,564	ALLETE, Inc. (Electric Utilities)	932,056
19,143	Alliant Energy Corp. (Electric Utilities)	998,690
29,325	Ameren Corp. (Multi-Utilities)	2,390,574
109,606	American Homes 4 Rent Class A (Equity Real Estate Investment Trusts (REITs))	3,500,816
67,899	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	14,067,994
16,572	American Water Works Co., Inc. (Water Utilities)	2,408,574
111,676	Americold Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,708,143
27,406	Apartment Income REIT Corp. (Equity Real Estate Investment Trusts (REITs))	1,053,213
27,778	Apple Hospitality REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	475,559
19,145	Atmos Energy Corp. (Gas Utilities)	2,039,900
15,950	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	2,793,164
5,990	Boston Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	435,473
8,609	Brandywine Realty Trust (Equity Real Estate Investment Trusts (REITs))	56,475
98,793	Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	2,105,279
47,862	Broadstone Net Lease, Inc. (Equity Real Estate Investment Trusts (REITs))	820,355
23,106	Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	2,669,898
176,740	CenterPoint Energy, Inc. (Multi-Utilities)	5,056,531
33,542	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	5,917,144
45,586	Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,577,276
14,650	Consolidated Edison, Inc. (Multi-Utilities)	1,288,614
5,995	Constellation Energy Corp. (Electric Utilities)	566,767

The accompanying notes are an integral part of these financial statements.                71

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks (continued)

United States (continued)
28,655	Cousins Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	$680,843
57,249	Crown Castle, Inc. (Equity Real Estate Investment Trusts (REITs))	7,629,002
81,212	CubeSmart (Equity Real Estate Investment Trusts (REITs))	3,400,346
69,097	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	6,926,974
30,780	DTE Midstream, Inc.* (Oil, Gas & Consumable Fuels)	1,837,566
13,760	Edison International (Electric Utilities)	826,150
10,816	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	6,126,615
45,220	Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	380,752
43,318	Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	2,770,619
91,521	Equity Residential (Equity Real Estate Investment Trusts (REITs))	5,767,653
99,039	Essential Properties Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,131,319
18,759	Essential Utilities, Inc. (Water Utilities)	829,523
9,729	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,162,173
13,390	Evergy, Inc. (Electric Utilities)	818,531
12,391	Eversource Energy (Electric Utilities)	945,185
57,842	Exelon Corp. (Electric Utilities)	2,232,123
17,224	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	3,056,227
45,052	First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,145,827
16,839	FirstEnergy Corp. (Electric Utilities)	634,999
130,638	Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,655,871
86,762	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	1,638,067
122,564	Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,054,173
102,293	Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	3,241,665
20,967	Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	896,130
46,162	Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	986,944
79,910	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	1,447,969
59,991	Kite Realty Group Trust (Equity Real Estate Investment Trusts (REITs))	1,178,223
6,486	Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	717,416
4,137	Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	611,283

Shares	Description	Value

Common Stocks (continued)

United States (continued)
217,533	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	$2,490,753
2,757	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	434,090
40,631	National Retail Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,707,721
70,287	NETSTREIT Corp. (Equity Real Estate Investment Trusts (REITs))	1,322,801
13,919	NextEra Energy, Inc. (Electric Utilities)	1,078,722
165,033	NiSource, Inc. (Multi-Utilities)	4,239,698
4,966	Norfolk Southern Corp. (Road & Rail)	1,132,596
90,623	Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	2,879,999
49,146	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	2,915,341
218,891	PG&E Corp.* (Electric Utilities)	3,268,043
51,775	PPL Corp. (Electric Utilities)	1,371,520
159,362	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	17,649,341
17,735	Public Storage (Equity Real Estate Investment Trusts (REITs))	5,493,416
35,847	Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	2,232,193
55,321	Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	3,347,474
54,993	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	3,040,013
42,778	Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	584,347
25,136	SBA Communications Corp. (Equity Real Estate Investment Trusts (REITs))	6,784,206
52,980	Sempra Energy (Multi-Utilities)	7,996,801
23,073	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	2,514,496
62,548	Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts (REITs))	2,428,739
41,953	Sun Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	5,657,362
71,778	Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	800,325
26,127	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	1,786,303
10,227	Terreno Realty Corp. (Equity Real Estate Investment Trusts (REITs))	584,371
131,371	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	4,299,773
87,674	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	3,485,918
66,823	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	2,614,784
122,812	VICI Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	3,932,440
3,670	Waste Connections, Inc. (Commerical Services & Supplies)	484,110

72                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value

Common Stocks (continued)

United States (continued)
136,356	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	$8,323,170
26,000	Xcel Energy, Inc. (Electric Utilities)	1,692,860

		235,265,760

TOTAL COMMON STOCKS (Cost $399,970,092)		$396,216,482

Shares	Dividend Rate	Value

Investment Company(b) – 1.9%
Goldman Sachs Financial Square Government Fund - Institutional Shares
7,810,169	3.066%	$7,810,169
(Cost $ 7,810,169)

TOTAL INVESTMENTS – 97.3%
(Cost $407,780,261)		$404,026,651

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		11,192,167

NET ASSETS – 100.0%		$415,218,818

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*   Non-income producing security.

(a)  Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)  Represents an affiliated issuer.

SECTOR ALLOCATION AS OF OCTOBER 31, 2022

Sector	% of Total Market Value

Real Estate	63.7%
Utilities	15.6
Energy	10.6
Industrials	6.2
Investment Company	1.9
Communication Services	1.7
Consumer Discretionary	0.2
Information Technology	0.1

100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Dow Jones U.S.Real Estate Index	228	12/16/22	$7,446,480	$(1,060,633)

Investment Abbreviations:
ADR —American Depositary Receipt
PLC —Public Limited Company
REIT —Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.                73

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

October 31, 2022

	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund

Assets:
Investments in unaffiliated issuers, at value (cost $361,950,676, $1,087,197,396 and $399,970,092, respectively)	$357,498,225	$929,553,852	$396,216,482
Investments in affiliated issuers, at value (cost $28,124,524, $41,576,524 and $7,810,169, respectively)	28,124,524	41,576,524	7,810,169
Cash	—	9,693,186	890,031
Foreign currencies, at value (cost $257,351, $2,094,775 and $219,561, respectively)	297,706	2,064,522	220,998
Unrealized gain on forward foreign currency exchange contracts	1,197,613	1,132,282	—
Variation margin on futures contracts	950,943	—	—
Receivables:
Collateral on certain derivative contracts(a)	2,959,539	7,590,630	677,160
Investments sold	1,006,144	44,037,781	2,658,122
Due from broker	808,113	—	—
Foreign tax reclaims	622,946	292,513	133,427
Dividends	377,572	14,505,155	708,735
Reimbursement from investment adviser	190,049	—	—
Investments sold on an extended-settlement basis	39,789	206,638	51,851
Fund shares sold	—	—	9,500,000
Other assets	14,532	18,278	15,862

Total assets	394,087,695	1,050,671,361	418,882,837

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	1,782,908	2,618,664	—
Variation margin on futures contracts	—	—	13,684
Variation margin on swaps contracts	—	223,745	—
Unrealized loss on unfunded loan commitment	—	11,167	—
Payables:
Fund shares redeemed	18,100,000	29,022,000	—
Investments purchased	617,097	28,557,892	2,478,445
Management fees	134,772	322,492	186,534
Investments purchased on an extended-settlement basis	58,064	2,355,743	—
Due to custodian	24,167	—	—
Distribution and Service fees and Transfer Agency fees	6,529	17,420	6,894
Due to broker	—	812,321	568,880
Accrued expenses	1,034,178	1,113,550	409,582

Total liabilities	21,757,715	65,054,994	3,664,019

Net Assets:

Paid-in capital	350,568,537	1,251,200,058	415,188,754
Total distributable earnings (loss)	21,761,443	(265,583,691)	30,064

NET ASSETS	$ 372,329,980	$ 985,616,367	$ 415,218,818

Shares Outstanding $0.001 par value (unlimited number of shares authorized):	40,979,865	138,257,595	46,407,906
Net asset value, offering and redemption price per share:	$ 9.09	$ 7.13	$ 8.95

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Multi-Manager Global Equity	$619,539	$—	$2,340,000
Multi-Manager Non-Core Fixed Income	—	7,080,630	510,000
Multi-Manager Real Assets Strategy	677,160	—	—

74                The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2022

	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $513,927, $11,123 and $698,428, respectively)	$7,123,623	$1,108,316	$14,076,976
Dividends — affiliated issuers	280,814	573,304	125,438
Interest (net of foreign withholding taxes of $0, $345,754 and $0, respectively)	44	70,157,372	2,439

Total investment income	7,404,481	71,838,992	14,204,853

Expenses:

Management fees	4,445,727	10,388,846	5,438,408
Custody, accounting and administrative services	1,430,809	1,221,991	689,636
Professional fees	271,767	254,052	193,583
Transfer Agency fees	86,325	244,443	108,768
Printing and mailing costs	41,584	53,834	40,838
Trustee fees	34,121	39,274	34,875
Registration fees	32,056	174,826	60,662
Prime broker fees	6,933	1,401	—
Other	34,295	43,418	20,215

Total expenses	6,383,617	12,422,085	6,586,985

Less — expense reductions	(4,129,626)	(5,629,227)	(2,535,532)

Net expenses	2,253,991	6,792,858	4,051,453

NET INVESTMENT INCOME	5,150,490	65,046,134	10,153,400

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $14,949, $0 and $16,823, respectively)	23,737,153	(102,093,499)	20,675,672
Futures contracts	(4,164,292)	1,081,401	(820,761)
Swap contracts	—	(2,141,201)	—
Forward foreign currency exchange contracts	13,893,824	(12,573,020)	(9,172)
Foreign currency transactions	(394,402)	(692,565)	(225,374)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(127,141,835)	(153,523,798)	(131,329,746)
Unfunded loan commitment	—	(10,881)	—
Futures contracts	(1,071,752)	(232,716)	(1,430,604)
Swap contracts	—	1,116,971	—
Forward foreign currency exchange contracts	(1,193,833)	40,409	—
Foreign currency translation	(33,567)	(125,088)	(36,036)

Net realized and unrealized loss	(96,368,704)	(269,153,987)	(113,176,021)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(91,218,214)	$(204,107,853)	$(103,022,621)

The accompanying notes are an integral part of these financial statements.                 75

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

  Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund		Multi-Manager Non-Core Fixed Income Fund

	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021

From operations:

Net investment income	$5,150,490	$5,925,652	$65,046,134	52,169,031
Net realized gain (loss)	33,072,283	121,160,990	(116,418,884)	(4,138,875)
Net change in unrealized gain (loss)	(129,440,987)	70,851,939	(152,735,103)	21,040,650

Net increase (decrease) in net assets resulting from operations	(91,218,214)	197,938,581	(204,107,853)	69,070,806

Distributions to shareholders:

From distributable earnings	(127,713,203)	(11,198,105)	(35,392,743)	(49,948,317)
From return of capital	—	—	(30,807,327)	(3,326,163)

Total distributions to shareholders	(127,713,203)	(11,198,105)	(66,200,070)	(53,274,480)

From share transactions:

Proceeds from sales of shares	66,510,000	27,650,000	121,791,000	664,383,000
Reinvestment of distributions	127,713,203	11,198,105	66,188,753	53,171,912
Cost of shares redeemed	(129,359,280)	(226,639,947)	(357,134,496)	(248,296,288)

Net increase (decrease) in net assets resulting from share transactions	64,863,923	(187,791,842)	(169,154,743)	469,258,624

TOTAL INCREASE (DECREASE)	(154,067,494)	(1,051,366)	(439,462,666)	485,054,950

Net assets:

Beginning of year	526,397,474	527,448,840	1,425,079,033	940,024,083

End of year	$372,329,980	$526,397,474	$985,616,367	$1,425,079,033

76                The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Real Assets Strategy Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021

From operations:

Net investment income	$ 10,153,400	$ 12,550,336
Net realized gain	19,620,365	44,666,452
Net change in unrealized gain (loss)	(132,796,386)	108,096,361

Net increase (decrease) in net assets resulting from operations	(103,022,621)	165,313,149

Distributions to shareholders:

From distributable earnings	(37,115,315)	(7,892,296)

From share transactions:

Proceeds from sales of shares	97,110,000	229,310,000
Reinvestment of distributions	37,115,315	7,892,296
Cost of shares redeemed	(312,175,941)	(121,265,768)

Net increase (decrease) in net assets resulting from share transactions	(177,950,626)	115,936,528

TOTAL INCREASE (DECREASE)	(318,088,562)	273,357,381

Net assets:

Beginning of year	733,307,380	459,949,999

End of year	$ 415,218,818	$ 733,307,380

The accompanying notes are an integral part of these financial statements.                 77

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Global Equity Fund

	Class R6 Shares(a)

	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$14.91	$10.64	$10.97	$10.62	$11.36

Net investment income(b)	0.13	0.14	0.14	0.19	0.15

Net realized and unrealized gain (loss)	(2.39)	4.37	0.15	0.91	(0.52)

Total from investment operations	(2.26)	4.51	0.29	1.10	(0.37)

Distributions to shareholders from net investment income	(0.18)	(0.09)	(0.33)	(0.19)	(0.15)

Distributions to shareholders from net realized gains	(3.38)	(0.15)	(0.29)	(0.56)	(0.22)

Total distributions	(3.56)	(0.24)	(0.62)	(0.75)	(0.37)

Net asset value, end of year	$9.09	$14.91	$10.64	$10.97	$10.62

Total return(c)	(19.61)%	42.93%	2.60%	11.39%	(3.43)%

Net assets, end of year (in 000s)	$372,330	$526,397	$527,449	$462,441	$633,577

Ratio of net expenses to average net assets	0.52%	0.51%	0.46%	0.72%	0.80%

Ratio of total expenses to average net assets	1.48%	1.31%	1.53%	1.42%	1.39%

Ratio of net investment income to average net assets	1.19%	1.07%	1.34%	1.81%	1.29%

Portfolio turnover rate(d)	90%	83%	79%	91%	76%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

	Class R6 Shares(a)

	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$8.91	$8.70	$9.06	$8.83	$9.60

Net investment income(b)	0.43	0.43	0.45	0.54	0.51

Net realized and unrealized gain (loss)	(1.77)	0.22	(0.35)	0.31	(0.77)

Total from investment operations	(1.34)	0.65	0.10	0.85	(0.26)

Distributions to shareholders from net investment income	(0.24)	(0.41)	(0.40)	(0.55)	(0.39)

Distributions to shareholders from return of capital	(0.20)	(0.03)	(0.06)	(0.07)	(0.12)

Total distributions	(0.44)	(0.44)	(0.46)	(0.62)	(0.51)

Net asset value, end of year	$7.13	$8.91	$8.70	$9.06	$8.83

Total return(c)	(15.42)%	7.47%	1.21%	9.03%	(2.84)%

Net assets, end of year (in 000s)	$985,616	$1,425,079	$940,024	$820,164	$683,830

Ratio of net expenses to average net assets	0.56%	0.55%	0.60%	0.61%	0.70%

Ratio of total expenses to average net assets	1.02%	0.98%	1.04%	1.05%	1.08%

Ratio of net investment income to average net assets	5.32%	4.69%	5.20%	6.01%	5.52%

Portfolio turnover rate(d)	78%	96%	102%	150%	123%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                79

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Manager Real Assets Strategy Fund

	Class R6 Shares(a)

	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$11.76	$8.93	$10.78	$9.24	$9.66

Net investment income(b)	0.20	0.22	0.19	0.22	0.23(c)

Net realized and unrealized gain (loss)	(2.40)	2.76	(1.51)	1.57	(0.41)

Total from investment operations	(2.20)	2.98	(1.32)	1.79	(0.18)

Distributions to shareholders from net investment income	(0.35)	(0.15)	(0.35)	(0.20)	(0.05)

Distributions to shareholders from net realized gains	(0.26)	—	(0.18)	(0.05)	(0.19)

Total distributions	(0.61)	(0.15)	(0.53)	(0.25)	(0.24)

Net asset value, end of year	$8.95	$11.76	$8.93	$10.78	$9.24

Total return(d)	(19.78)%	33.70%	(12.86)%	20.04%	(1.88)%

Net assets, end of year (in 000s)	$415,219	$733,307	$459,950	$449,938	$387,008

Ratio of net expenses to average net assets	0.74%	0.69%	0.77%	0.81%	0.90%

Ratio of total expenses to average net assets	1.21%	1.16%	1.21%	1.24%	1.32%

Ratio of net investment income to average net assets	1.87%	2.08%	2.02%	2.23%	2.37%

Portfolio turnover rate(e)	104%	96%	92%	97%	86%

(a)	Effective January 16, 2018, the Institutional Shares were redesignated as Class R6 Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.45% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Multi-Manager Global Equity	Class R6	Diversified

Multi-Manager Non-Core Fixed Income	Class R6	Diversified

Multi-Manager Real Assets Strategy	Class R6	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of October 31, 2022, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Axiom Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Diamond Hill Capital Management Inc., GW&K Investment Management, LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management, Principal Global Investors, LLC, T. Rowe Price Associates, Inc., Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, LLC and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, BlueBay Asset Management LLP*, Brigade Capital Management, LP, Marathon Asset Management, L.P., Nuveen Asset Management, LLC, Pacific Asset Management LLC, RBC Global Asset Management (U.S.) Inc.*, River Canyon Fund Management, LLC, and TCW Investment Management Company LLC; and for the Multi-Manager Real Assets Strategy Fund with Cohen & Steers Capital Management, Inc., Principal Real Estate Investors, LLC, PGIM Real Estate, a business unit of PGIM, Inc., and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

*As of November 1, 2021, RBC Global Asset Management (U.S.) Inc. assumed investment management responsibilities from BlueBay Asset Management USA LLC. BlueBay Asset Management LLP and RBC Global Asset Management (U.S.) Inc. co-manage an allocation of global high yield debt for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Multi-Manager Global Equity	Annually	Annually

Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually

Multi-Manager Real Assets Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Multi-Manager Non-Core Fixed Income Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2022:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$298,070	$736,333	$—

Asia	2,912,449	49,997,692	176,180	(b)

Australia and Oceania	—	2,165,277	—

Europe	7,046,039	69,921,276	—

North America	218,753,002	—	—

South America	3,669,184	11,950	—

Exchange Traded Funds	1,407,442	—	—

Preferred Stocks	—	403,331	—

Investment Companies	28,124,524	—	—

Total	$262,210,710	$123,235,859	$176,180

Derivative Type

Assets(c)

Forward Foreign Currency Exchange Contracts	$—	$1,197,613	$—

Futures Contracts	44,169	—	—

Total	$44,169	$1,197,613	$—

Liabilities(c)

Forward Foreign Currency Exchange Contracts	$—	$(1,782,908)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)

Amount includes valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of October 31, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, October 31, 2021, they were classified as Level 1 or level 2.

(c)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$356,499,066	$171,048

Sovereign Debt Obligations	—	331,564,278	—

Bank Loans	—	230,811,876	4,215,249

Common Stock and/or Other Equity Investments(a)

Europe	305,583	—	—

North America	135,773	3,723,933	1,755,065

Preferred Stocks	—	2,671	189,629

Warrants	—	179,681	—

Investment Company	41,576,524	—	—

Total	$42,017,880	$922,781,505	$6,330,991

Liabilities

Fixed Income

Unfunded Loan Committments	$—	$(11,167)	$—

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$1,132,282	$—

Credit Default Swap Contracts	—	1,124,078	—

Total	$—	$2,256,360	$—

Liabilities(b)

Forward Foreign Currency Exchange Contracts	$—	$(2,618,664)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$51,608,091	$—

Australia and Oceania	—	15,735,325	—

Europe	1,625,505	53,761,054	—

North America	272,649,427	—	—

South America	837,080	—	—

Investment Company	7,810,169	—	—

Total	$282,922,181	$121,104,470	$—

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER REAL ASSETS STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(b)

Futures Contracts	$(1,060,633)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

MULTI-MANAGER GLOBAL EQUITY

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,197,613		Payable for unrealized loss on forward foreign currency exchange contracts	$(1,782,908)

Equity	Variation margin on futures contracts	44,169	(a)	—	—

Total		$1,241,782			$(1,782,908)

MULTI-MANAGER NON-CORE FIXED INCOME

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	Variation margin on swap contracts	$1,124,078	(a)	Variation margin on swap contracts	$—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,132,282		Payable for unrealized loss on forward foreign currency exchange contracts	(2,618,664)

Total		$2,256,360			$(2,618,664)

MULTI-MANAGER REAL ASSETS STRATEGY

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Equity	—	$—		Variation margin on futures contracts	$(1,060,633)(a)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

MULTI-MANAGER GLOBAL EQUITY

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain(loss) on forward foreign currency exchange contracts	$ 13,893,824	$(1,193,833)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(4,164,292)	(1,071,752)

Total		$ 9,729,532	$(2,265,585)

MULTI-MANAGER NON-CORE FIXED INCOME

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain (loss) on swap contracts	$ (2,141,201)	$1,116,971

Currency	Net realized gain (loss) from purchased options and forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on purchased options and forward foreign currency exchange contracts	(12,573,020)	40,409

Interest rate	Net realized gain (loss) from futures contracts / Net change in unrealized gain (loss) on futures contracts	1,081,401	(232,716)

Total		$ (13,632,820)	$924,664

MULTI-MANAGER REAL ASSETS STRATEGY

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts	$ (9,172)	$—

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(820,761)	(1,430,604)

Total		$ (829,933)	$(1,430,604)

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended October 31, 2022, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

	Futures contracts	Forward contracts	Swap Agreements

Multi-Manager Global Equity	158	$213,458,516	$ —

Multi-Manager Non-Core Fixed Income	100	163,763,742	36,837,685

Multi-Manager Real Assets Strategy	275	163,587	—

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.40%

Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.39

Multi-Manager Real Assets Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.53

*

GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Funds invest in Institutional Shares and/or Class R6 Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended October 31, 2022, GSAM waived $47,011, $123,194 and $23,791 of the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds’ management fees, respectively.

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Total Annual Operating Expense reimbursements, if any,

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.75%, 0.70%, and 0.90% respectively. In addition, GSAM has agreed to reduce or limit certain “Other Expenses” of the Multi-Manager Global Equity Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.10% of its average daily net assets. The Total Annual Operating Expenses and Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Multi-Manager Global Equity	$2,716,341	$1,413,285	$4,129,626

Multi-Manager Non-Core Fixed Income	5,629,227	—	5,629,227

Multi-Manager Real Assets Strategy	2,535,532	—	2,535,532

D. Line of Credit Facility — As of October 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

E. Other Transactions with Affiliates — For the fiscal year ended October 31, 2022, Goldman Sachs earned $206 and $2,068 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2022:

Fund	Underlying Fund	Market Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Market Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income

Multi-Manager Global Equity	Goldman Sachs Financial Square Government Fund — Class R6	$21,160,598	$87,803,555	$(95,742,243)	$13,221,910	13,221,910	$116,623

	Goldman Sachs Financial Square Government Fund — Institutional Shares	12,999,041	318,506,336	(316,602,763)	14,902,614	14,902,614	164,191

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

					Market

		Market Value as of			Value as of	Shares as of

		October 31,	Purchases	Proceeds	October 31,	October 31,	Dividend

Fund	Underlying Fund	2021	at Cost	from Sales	2022	2022	Income

Multi-Manager Non-Core	Goldman Sachs Financial
Fixed Income	Square Government Fund — Institutional Shares	$131,055,477	$1,010,160,060	$(1,099,639,013)	$41,576,524	41,576,524	$573,304

Multi-Manager Real	Goldman Sachs Financial
Assets Strategy	Square Government Fund — Institutional Shares	12,166,287	278,187,091	(282,543,209)	7,810,169	7,810,169	125,438

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2022, were as follows:

		Purchases

	Purchases of	Excluding	Sales of	Sales Excluding

	Government	Government	Government	Government

Fund	Securities	Securities	Securities	Securities

Multi-Manager Global Equity	$—	$359,221,677	$—	$394,090,372

Multi-Manager Non-Core Fixed Income	13,995,792	869,182,544	25,390,518	1,011,190,250

Multi-Manager Real Assets Strategy	—	546,230,649	—	747,241,459

7. TAX INFORMATION

The tax character of distributions paid during the for the fiscal year ended October 31, 2022 was as follows:

		Multi-Manager	Multi-Manager

	Multi-Manager	Non-Core	Real Assets

	Global Equity	Fixed Income	Strategy

Distributions paid from:

Ordinary income	$65,041,708	$35,392,743	$24,023,817

Net long-term capital gains	62,671,495	—	13,091,498

Total taxable distributions	$127,713,203	$35,392,743	$37,115,315

Tax return of capital	$—	$30,807,327	$—

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows:

		Multi-Manager	Multi-Manager

	Multi-Manager	Non-Core	Real Assets

	Global Equity	Fixed Income	Strategy

Distributions paid from:

Ordinary income	$4,360,815	$49,948,317	$7,892,296

Net long-term capital gains	6,837,290	—	—

Total taxable distributions	$11,198,105	$49,948,317	$7,892,296

Tax return of capital	$—	$3,326,163	$—

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

7. TAX INFORMATION (continued)

As of the Funds’ most recent fiscal year end, October 31, 2022, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy

Undistributed ordinary income — net	$15,869,607	$—	$3,174,048

Undistributed long-term capital gains	22,312,840	—	20,177,684

Total Undistributed Earnings	$38,182,447	$—	$23,351,732

Capital loss carryforwards:

Perpetual Short-Term	—	(69,091,413)	—

Perpetual Long-Term	—	(29,990,550)	—

Total capital loss carryforwards	—	(99,081,963)	—

Timing differences(Straddle Loss Deferral/Dividend Payable)	$(49)	$(1,635,568)	$—

Unrealized gains (loss) — net	(16,420,955)	(164,866,128)	(23,321,668)

Total accumulated earnings (loss) net	$21,761,443	$(265,583,659)	$30,064

As of October 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Multi-Manager	Multi-Manager

	Multi-Manager	Non-Core	Real Assets

	Global Equity	Fixed Income	Strategy

Tax Cost	$401,363,123	$1,135,242,795	$426,242,388

Gross unrealized gain	36,260,778	6,045,179	33,413,843

Gross unrealized loss	(52,681,733)	(170,911,307)	(56,735,511)

Net unrealized loss on securities	$(16,420,955)	$(164,866,128)	$(23,321,668)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, material modification of debt securities, market discount accretion and premium amortization, passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (together, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

8. OTHER RISKS (continued)

will not, or lacks the capacity or authority to, fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks refer to the risks of loss resulting from insufficient documentation, or legality or enforceability of a contract. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

8. OTHER RISKS (continued)

investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. OTHER MATTERS

In late February 2022, Russia began an invasion of Ukraine. Following such invasion, the United States, the European Union, and other countries and entities imposed wide-ranging sanctions on Russia and related entities. Certain Funds have limited market value in Russian and Ukrainian securities, which are being valued to reflect the limited liquidity and transferability in the current environment. With the closure of local Russian markets and imposition of sanctions in late February and early March, there are currently limited portfolio management actions possible as many of these assets are either sanctioned and/or cannot be transferred or settled. These sanctions and current environment could impair the ability of these Funds to buy, sell, hold, receive, deliver or otherwise transact in certain securities and other instruments. The full impact of the sanctions and the conflict on these Funds, the financial markets and the global economy is not yet known. Management is continuing to monitor these developments and evaluate other impacts they may have on these Funds.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2022		October 31, 2021

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	7,042,360	$66,510,000	1,915,368	$27,650,000

Reinvestment of distributions	11,242,054	127,713,203	926,961	11,198,105

Shares redeemed	(12,609,091)	(129,359,280)	(17,114,617)	(226,639,947)

NET INCREASE (DECREASE)	5,675,323	$64,863,923	(14,272,288)	$(187,791,842)

	Multi-Manager Non-Core Fixed Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2022		October 31, 2021

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	15,306,628	$121,791,000	73,449,726	$664,383,000

Reinvestment of distributions	8,400,275	66,188,753	5,845,623	53,171,912

Shares redeemed	(45,428,653)	(357,134,496)	(27,333,492)	(248,296,288)

NET INCREASE (DECREASE)	(21,721,750)	$(169,154,743)	51,961,857	$469,258,624

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Multi-Manager Real Assets Strategy Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2022		October 31, 2021

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	9,498,167	$97,110,000	21,161,423	$229,310,000

Reinvestment of distributions	3,236,155	37,115,315	807,809	7,892,296

Shares redeemed	(28,693,770)	(312,175,941)	(11,109,422)	(121,265,768)

NET INCREASE (DECREASE)	(15,959,448)	$(177,950,626)	10,859,810	$115,936,528

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (three of the funds constituting Goldman Sachs Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

    GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2022 (Unaudited)

As a shareholder of Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 01, 2022 through October 31, 2022, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	5/1/22	10/31/22		10/31/22*	5/1/22	10/31/22		10/31/22*	5/1/22	10/31/22		10/31/22*
Class R6
Actual	$1,000.00	$ 920.00		$2.61	$1,000.00	$ 926.20		$2.80	$1,000.00	$ 823.40		$3.77
Hypothetical 5% return	1,000.00	1,022.50	+	2.75	1,000.00	1,022.30	+	2.94	1,000.00	1,021.10	+	4.18

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class R6
Multi-Manager Global Equity	0.54%
Multi-Manager Non-Core Fixed Income	0.58
Multi-Manager Real Assets Strategy	0.82

+	Hypothetical expenses are based on the Fund’s actual annualized net expenses ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund, Goldman Sachs Multi-Manager Non-Core Fixed Income Fund, and Goldman Sachs Multi-Manager Real Assets Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board”) oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. Each Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. The Board determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with the Investment Adviser on behalf of the Funds.

The Management Agreement was approved for continuation until June 30, 2023 at a meeting on June 9-10, 2022 and was most recently approved for continuation until September 30, 2023 at a meeting held on September 19-20, 2022 (together, the “Annual Meetings”) by the Board, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”). At the Annual Meetings, the Board also considered the sub-advisory agreements (each a “Designated Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and (i) each of Axiom Investors LLC, Boston Partners Global Investors, Inc., Causeway Capital Management LLC, GW&K Investment Management, LLC, Massachusetts Financial Services Company (d/b/a MFS Investment Management), Principal Global Investors, LLC, Vaughan Nelson Investment Management, L.P., Vulcan Value Partners, LLC, WCM Investment Management, and Wellington Management Company LLP (on behalf of Goldman Sachs Multi-Manager Global Equity Fund); (ii) each of Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Marathon Asset Management, L.P., Nuveen Asset Management, LLC, River Canyon Fund Management LLC, RBC Global Asset Management (U.S.) Inc. and TCW Investment Management Company LLC (on behalf of Goldman Sachs Multi-Manager Non-Core Fixed Income Fund); and (iii) each of Cohen & Steers Capital Management, Inc., PGIM Real Estate, a business unit of PGIM, Inc., and RREEF America L.L.C. (on behalf of Goldman Sachs Multi-Manager Real Assets Strategy Fund) (each, a “Designated Sub-Adviser” and collectively, the “Designated Sub-Advisers”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meetings. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meetings, matters relevant to the renewal of the Management Agreement and the Designated Sub-Advisory Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, and the Designated Sub-Advisers, including, as applicable, information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and the Designated Sub-Advisers and the Designated Sub-Advisers’ portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and, with respect to the Goldman Sachs Multi-Manager Global Equity Fund, commingled investment vehicles with comparable investment strategies managed by the Investment Adviser, and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

with respect to the Goldman Sachs Multi-Manager Global Equity Fund, comparative information on the advisory fees charged and services provided by the Investment Adviser to certain collective investment vehicles that it manages with comparable investment strategies;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

with respect to the Investment Adviser, portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Designated Sub-Advisers’ compensation arrangements; and the number and types of accounts managed by the portfolio managers;

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Designated Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s and Designated Sub-Advisers’ processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets and share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meetings encompassed the Funds and other mutual funds for which the Board has responsibility. In evaluating the Agreements at the Annual Meetings, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Designated Sub-Advisers. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Funds’ various sub-advisers, including the Designated Sub-Advisers. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by each Designated Sub-Adviser to a similar request for information submitted to the Designated Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and the changes in

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Funds’ various sub-advisers’ business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the sub-adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser as of March 31, 2022. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered the Investment Adviser’s representations that each Fund had significant differences from its Outside Data Provider peer group that caused it to be an imperfect basis for comparison. The Trustees also received information comparing the performance of the Goldman Sachs Multi-Manager Global Equity Fund to that of comparable unregistered funds managed by the Investment Adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to the requirements of the Investment Company Act of 1940, as amended.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and the Designated Sub-Advisers’ portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Goldman Sachs Multi-Manager Global Equity Fund had placed in the top half of its performance peer group for the one- and three-year periods and in the third quartile for the five-year period ended December 31, 2021 and had underperformed its benchmark index for the one-, three-, and five-year periods ended March 31, 2022. They observed that Goldman Sachs Multi-Manager Non-Core Fixed Income Fund had placed in the third quartile of its performance peer group for the one-year period and in the top half for the three- and five-year periods ended December 31, 2021 and had outperformed its composite benchmark index for the one- and three-year periods and underperformed for the five-year period ended March 31, 2022. The Trustees noted that the Goldman Sachs Multi-Manager Real Assets Strategy Fund had placed in the top half of its performance peer group for the one-, three, and five-year periods ended December 31, 2021, and had outperformed its composite benchmark index for the one-, three, and five-year periods ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds, as well as additional information provided by the Investment Adviser throughout the year. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. With respect to the Goldman Sachs Multi-Manager Global Equity Fund, the Trustees also considered comparative fee information for services provided by the Investment Adviser to collective investment vehicles having investment objectives and policies similar to those of the Fund. The Trustees considered that

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

services provided to the Funds differed in various significant respects from the services provided to these collective investment vehicles, which generally operated under less stringent regulatory and financial reporting requirements and required fewer services from the Investment Adviser. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

The Trustees considered the Investment Adviser’s undertaking to waive a portion of the management fee payable by each Fund. In this regard the Trustees noted that shareholders that are invested in the Funds consist of institutional clients that have entered into a separate management agreement with the Investment Adviser and pay a single management fee for the Investment Adviser’s management of their accounts, and that the Investment Adviser waives a portion of the management fee with respect to each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s sub-advisers. They also considered the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered that the Funds are offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Funds and other funds act as core “building blocks” with which the client and the Investment Adviser form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients benefit from this investment model with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. The Trustees noted that, pursuant to the model, clients pay a management fee for the Investment Adviser’s management of their accounts, and that the fund-level management fees in excess of the weighted average sub-advisory fees are waived in order to avoid charging two layers of management fees. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Goldman Sachs Multi-Manager Global Equity Fund	Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Goldman Sachs Multi-Manager Real Assets Strategy Fund

First $1 billion	1.03%	0.85%	1.00%
Next $1 billion	0.93	0.85	0.90
Next $3 billion	0.89	0.77	0.86
Next $3 billion	0.87	0.73	0.84
Over $8 billion	0.84	0.71	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them (if any); information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. The

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules. Upon reviewing these matters at the Annual Meetings, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions (in its capacity as clearing broker) and futures transactions on behalf of the Funds; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with the Funds’ custodian on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Funds’ sub-advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (d) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (e) the Funds’ ability to aggregate assets managed by certain sub-advisers with those of other clients of the Investment Adviser for purposes of applying breakpoints in a sub-advisory agreement; and (f) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the factors considered, and that the Management Agreement should be approved and continued with respect to each Fund until September 30, 2023.

Designated Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Designated Sub-Advisory Agreements and Performance

In evaluating the Designated Sub-Advisory Agreements, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Designated Sub-Advisers. In evaluating the nature, extent, and quality of services provided by each Designated Sub-Adviser, the Trustees considered information on the services provided to the Funds by their respective Designated Sub-Advisers, including information about each Designated Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and, if applicable, other funds and/or accounts with investment strategies similar to those employed on behalf of the Funds; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of each Designated Sub-Adviser, the Designated Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding each Designated Sub-Adviser’s business continuity planning and remote operations capabilities. The Trustees also reviewed the operations and investment performance of each Designated Sub-Adviser’s respective sleeve of the applicable Fund since its inception, including a comparison of each Designated Sub-Adviser to relevant benchmark indices based on various metrics, including realized beta, excess return, alpha, and volatility.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Costs of Services Provided

The Trustees reviewed the terms of each Designated Sub-Advisory Agreement, including the schedule of fees payable to the Designated Sub-Advisers. They considered any breakpoints in the sub-advisory fee rate payable under each Designated Sub-Advisory Agreement. The Trustees noted that the compensation paid to each Designated Sub-Adviser is paid by the Investment Adviser, not by the Funds. The Trustees considered that certain Designated Sub-Advisers had agreed to reduce their sub-advisory fee rate, which benefited shareholders of the applicable Funds in light of the existing management fee waiver arrangement. The Trustees reviewed the blended average of all sub-advisory fees paid by the Investment Adviser with respect to each Fund in light of the overall management fee paid by each Fund. They also considered the Investment Adviser’s undertaking to waive a portion of its management fee which is in excess of the weighted average of each Fund’s sub-advisory fees.

Conclusion

In connection with their consideration of the Designated Sub-Advisory Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to each Designated Sub-Adviser were reasonable in light of the factors considered, and that each Designated Sub-Advisory Agreement should be approved and continued until September 30, 2023.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust II (the “Trust”) was held on December 3, 2021 to consider and act upon the proposal below. Each Fund has amortized its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund in an amount equal to the portion of the increase in the Fund’s total expense ratio that exceeds a specified percentage.

At the Meeting, Steven D. Krichmar, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1
Election of Trustees	For	Against/Withhold	Abstain

Steven D. Krichmar	997,212,261	10,105,414	0

Linda A. Lang	1,004,981,372	2,336,303	0

Michael Latham	995,719,416	11,598,259	0

Lawrence W. Stranghoener	995,630,574	11,687,101	0

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Cheryl K. Beebe Age: 66	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008-Present); Director, The Mosaic Company (2019-Present); Director, HanesBrands Inc. (2020-Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015-2018); and formerly held the position of Executive Vice President, (2010-2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004-2014).

Chair of the Board of Trustees — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				67	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Lawrence Hughes Age: 64	Trustee	Since 2016

Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991-2015), most recently as Chief Executive Officer (2010-2015). He serves as a Member of the Board of Directors, (2012-Present) and formerly served as Chairman (2012-2019), Ellis Memorial and Eldredge House (a not-for-profit organization). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016-April 2016).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				67	None

John F. Killian Age: 67	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007-Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011-2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009-2010); and President, Verizon Business, Verizon Communications, Inc. (2005-2009). Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	67	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 64	Trustee	Since 2018

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001-2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990-2001).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				67	None

Linda A. Lang Age: 64	Trustee	Since 2021

Ms. Lang is retired. She was formerly Chair of the Board of Directors, (2016-2019) and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	None

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham Age: 57	Trustee	Since 2021

Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				68	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Lawrence W. Stranghoener Age: 68	Trustee	Since 2021

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011- 2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Trustee — Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees — Goldman Sachs Credit Income Fund.

				68	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	171	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2022, Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2012

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer Since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust II –Strategic Multi-Asset Class Funds - Tax Information (Unaudited)

For the year ended October 31, 2022, 3.65%, 0.17% and 13.38% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income Fund, and Multi-Manager Real Assets Strategy Fund, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2022, 0.08% and 14.76% of the dividend paid from net investment company taxable income by the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund qualify as section 199A dividends.

For the year ended October 31, 2022, 12.87% and 37.84% of the dividends paid from net investment company taxable income by the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager Global Equity Fund and the Multi-Manager Real Assets Strategy Fund designate $62,671,495 and $13,091,498, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2022.

During the fiscal year ended October 31, 2022, the Multi-Manager Global Equity Fund and the Multi-Manager Real Assets Strategy Fund designate $56,719,801 and 3,452,415, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended October 31, 2022, the Multi-Manager Non-Core Fixed Income designates 100% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund

∎ Global Core Fixed Income Fund

∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund4
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund5
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]

Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2022	2021	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$562,318	$158,900	Financial Statement audits.

Audit-Related Fees:

• PwC	$64,000	$33,496	Other attest services.

Tax Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2022	2021	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2022 and October 31, 2021 were $64,000 and $33,496, respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended December 31, 2021 and December 31, 2020 were approximately $14.4 million and $14.5 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2022. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2021 and 2020 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 3, 2022 for its Target Date Portfolios.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	January 4, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust II

Date:	January 4, 2023